UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368
Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2016 – January 31, 2017
Item 1: Reports to Shareholders

Annual Report | January 31, 2017

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Advisors’ Report.	8
Short-Term Treasury Fund.	14
Short-Term Federal Fund.	31
Intermediate-Term Treasury Fund.	49
GNMA Fund.	66
Long-Term Treasury Fund.	84
About Your Fund’s Expenses.	102
Glossary.	105

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, the funds covered in this report posted returns ranging from 0.49% for both Vanguard Short-Term Federal Fund and Vanguard GNMA Fund to –3.21% for Vanguard Long-Term Treasury Fund. (Returns cited are for Investor Shares.) The returns were close to or better than those of the funds’ benchmark indexes; results versus their peer-group averages were mixed.

• Demand for high-quality bonds, which was solid early in the fiscal year, waned and then slumped as markets began to anticipate faster growth and higher inflation.

• The Short-Term Federal Fund, Vanguard Short-Term Treasury Fund, and Vanguard Intermediate-Term Treasury Fund benefited from relatively shorter durations.

• Allocations to inflation-protected and mortgage-backed securities helped the Short-Term Federal Fund and all three Treasury Funds. The Treasury Funds also got a boost from the out-of-benchmark agency debt they held.

• In the GNMA Fund, security selection and some out-of-benchmark holdings in mortgage-related securities helped relative performance.

Total Returns: Fiscal Year Ended January 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.99%	0.88%	-0.45%	0.43%
Admiral™ Shares	1.10	0.98	-0.45	0.53
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index				0.11
Short-Term U.S. Treasury Funds Average				0.74
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Federal Fund
Investor Shares	1.21%	1.07%	-0.58%	0.49%
Admiral Shares	1.31	1.17	-0.58	0.59
Bloomberg Barclays U.S. 1–5 Year Government Bond Index				0.13
Short-Intermediate U.S. Government Funds Average				-0.16
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

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	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.70%	1.51%	-2.35%	-0.84%
Admiral Shares	1.81	1.61	-2.35	-0.74
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index				-1.41
General U.S. Treasury Funds Average				-1.94
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard GNMA Fund
Investor Shares	1.96%	2.19%	-1.70%	0.49%
Admiral Shares	2.06	2.29	-1.70	0.59
Bloomberg Barclays U.S. GNMA Bond Index				0.28
GNMA Funds Average				0.13
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Treasury Fund
Investor Shares	2.64%	2.44%	-5.65%	-3.21%
Admiral Shares	2.74	2.53	-5.65	-3.12
Bloomberg Barclays U.S. Long Treasury Bond Index				-3.14
General U.S. Treasury Funds Average				-1.94
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Short-Term Treasury Fund Investor Shares	2.34%
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	2.77
Short-Term U.S. Treasury Funds Average	1.93
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Short-Term Federal Fund Investor Shares	2.71%
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	2.76
Short-Intermediate U.S. Government Funds Average	2.37
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Treasury Fund Investor Shares	4.47%
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	5.08
General U.S. Treasury Funds Average	4.85
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

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Average
Annual Return
GNMA Fund Investor Shares	4.36%
Bloomberg Barclays U.S. GNMA Bond Index	4.34
GNMA Funds Average	3.77
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Treasury Fund Investor Shares	6.57%
Bloomberg Barclays U.S. Long Treasury Bond Index	6.80
General U.S. Treasury Funds Average	4.85
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.52%
Short-Term Federal Fund	0.20	0.10	0.89
Intermediate-Term Treasury Fund	0.20	0.10	0.42
GNMA Fund	0.21	0.11	0.90
Long-Term Treasury Fund	0.20	0.10	0.42

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10%
for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term
Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for
Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S.
Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the
Long-Term Treasury Fund, General U.S. Treasury Funds.

3

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

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In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

5

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

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read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

7

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

Government bond prices fell and yields rose over the 12 months ended January 31, 2017, especially for longer-dated bonds. Returns for the four U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.59% for Admiral Shares of Vanguard Short-Term Federal Fund to –3.21% for Investor Shares of Vanguard Long-Term Treasury Fund.

In relative terms, all but the Long-Term Treasury Fund outpaced the returns of their benchmark indexes. Versus their peer averages, results for the four funds were mixed.

The funds’ 30-day SEC yields ranged from 0.99% to 2.74% at the end of January, 14 to 29 basis points higher than they stood a year earlier. (A basis point is one-hundredth of a percentage point.)

The investment environment

The fiscal year opened with commodity prices continuing to decline and global economic growth proving unexpectedly sluggish, especially in China. That supported demand for less-risky assets, including U.S. Treasuries. Against that backdrop, the Federal Reserve seemed less inclined to raise interest rates as it became unclear whether its inflation and unemployment targets would be met. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2016	2017
2 years	0.82%	1.21%
3 years	1.03	1.46
5 years	1.40	1.91
10 years	1.98	2.45
30 years	2.79	3.06
Source: Vanguard.

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Abroad, major central banks kept their policies accommodative as well. The Bank of Japan began charging a negative interest rate on financial institutions’ excess reserves—a move intended to complement its qualitative and quantitative easing efforts to spur growth and ward off deflation. The European Central Bank cut its deposit rate further into negative territory, increased its sovereign-bond purchases, and began buying corporate bonds. And in the wake of the Brexit vote, the Bank of England cut its benchmark interest rate and revived its bond-buying program.

The markets, though, began to anticipate faster growth and higher inflation as the fiscal year went on. After subpar readings in the first half of 2016, the U.S. economy appeared to pick up steam. Commodity prices regained some ground, and the employment picture continued to improve, with some signs of a long-awaited upturn in wages. That backdrop played a part in the Fed’s decision at its December meeting to raise the federal funds rate by 0.25 percentage point, to 0.5%–0.75%—only the second increase in a decade. A number of central banks abroad also grew slightly less accommodative.

The brighter outlook, coupled with the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new U.S. administration, helped fuel a rally in riskier assets that carried into 2017.

Although corporate bonds, especially those of lower quality and with longer maturities, participated in the rally, demand for Treasuries slumped, leading their prices to fall and yields to rise. Over the 12 months, the yield of the 2-year Treasury note climbed 39 basis points to 1.21%. The bellwether 10-year yield jumped 47 basis points to 2.45%, and the 30-year yield rose 27 basis points to 3.06%.

Management of the funds

All the funds’ durations were shorter than those of their benchmarks. (Duration is a measure of sensitivity to interest rate changes.) Although that stance can hurt fund performance relative to the benchmark when rates are falling, it helped for this period as interest rates finished higher than where they started. The Short-Term Federal, Short-Term Treasury, and Intermediate-Term Treasury Funds got a significant boost from this positioning.

With market expectations for medium-term inflation appearing low early in the period given our outlook for growth, we added Treasury Inflation-Protected Securities, or TIPS, to the funds’ holdings. That allocation helped relative performance as the consensus on inflation ticked higher.

Other allocation choices proved beneficial as well. All four funds held mortgage-backed securities (MBS), a segment of securitized debt that is not in their benchmarks. Those were modestly positive for

9

the funds. So were their holdings in agency debt, which constituted an overweight position in the Short-Term Federal Fund and an out-of-benchmark allocation in the three Treasury Funds.

Investment outlook

Absent an unexpected external shock, the U.S. economy looks to continue its steady growth, with real gross domestic product (GDP) likely to be about 2% in 2017, or maybe closer to 2.5% if policies prove expansionary. As the labor market moves closer to the Fed’s full employment target, competition for labor could push the pace of annual wage increases into the 3%–4% range. That should fan inflation in the short term, but not to the point of overheating.

In the longer term, the continued strength of the U.S. dollar is likely to hold down import prices. And even though interest rates rose sharply in the fourth quarter, the cost of borrowing should not get out of hand. Other developed economies are still striving to boost their economies and inflation with ultralow rates, so the U.S. bond market’s yields look set to remain attractive to international investors.

We’re encouraged by the Fed’s decision to continue normalizing rates, which have been near zero since 2009. Although the federal funds rate could increase to 1.25%–1.5% by the end of 2017, we nevertheless think the Fed will maintain its “dovish” tightening approach, given the anti-inflationary forces still at work in the global economy. In fact, we wouldn’t be surprised to see the federal funds rate remain below 2% through 2018.

Given the uncertainties around federal fiscal policy, trade policy, and geopolitical concerns, we are being very tactical in our management of the funds and remain cognizant of the winds of change that could dampen our outlook.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to add to the funds’ performance, primarily through duration calls and yield-curve positioning.

Gregory Davis, CFA, Principal
and Global Head of Fixed Income Group

Gemma Wright-Casparius, Principal
and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

February 13, 2017

10

For the GNMA Fund

For the 12 months ended January 31, 2017, Investor Shares of Vanguard GNMA Fund returned 0.49%, and Admiral Shares returned 0.59%. The fund outperformed its benchmark index and peer-group average.

The investment environment

Global fixed income markets were influenced during the period by global growth concerns, expectations for central bank monetary policies, and oil prices. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the effectiveness of central bank policies sparked a broad sell-off in credit markets, while government bond prices benefited from safe-haven status. Following the lead of several central banks in Europe, the Bank of Japan introduced negative interest rates as volatility and instability in financial markets threatened to tip Japan back into deflation.

Markets reversed course in mid-February as the major central banks adopted more dovish stances in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in reserve requirement ratio, and the European Central Bank (ECB) announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policies, and signs of near-term stabilization in China further supported global financial markets through the second quarter. In June, the United Kingdom’s momentous vote to leave the European Union led to a spike in global market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off.

The policy paths of major central banks appeared to diverge in the third quarter. The Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote, while the ECB kept its stimulus program unchanged and avoided any firm commitment to further expand its bond-buying program.

Global government bond yields moved sharply higher in the fourth quarter, especially after the U.S. presidential election as Donald Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Federal Reserve raised rates for only the second time in ten years. Although markets had largely anticipated the decision, the Fed’s postmeeting statement and news conference leaned more hawkish than expected.

Government bond prices in non-U.S. developed markets advanced over the fiscal year as global uncertainties kept central banks in easing mode for most of the period. In the United States, the yield curve flattened; front-end yields, which

11

were heavily influenced by Fed monetary policy expectations, rose more than intermediate- and long-term yields.

The U.S. dollar ended higher against a broad basket of currencies, particularly after the November election and the December rate hike. Emerging-market currencies also weakened significantly against the dollar after Donald Trump’s election, amid concerns about potential U.S. trade protectionism. The British pound depreciated in the aftermath of the Brexit vote.

Absolute returns in the major fixed income spread sectors were positive for the 12 months, aided by the decline in non-U.S. government bond yields. In the United States, coupon income helped offset the impact of higher Treasury yields. On an excess-return basis, most spread sectors posted positive returns—including high yield, emerging-market debt, and investment-grade corporates—as credit spreads tightened during the year. However, this masked considerable volatility in spread-sector returns, including a drawdown in many spread sectors in the first part of 2016 and immediately following the Brexit referendum.

The agency mortgage-backed-securities (MBS) market returned 0.33% as measured by the Bloomberg Barclays MBS Fixed Rate Index, outperforming duration-equivalent Treasuries by 3 basis points (as measured by Wellington). Over the first half of the period, mortgages held up reasonably well, driven by strong investor demand, especially from U.S. banks and non-U.S. buyers. Rates rallied into August, which increased prepayment speeds, especially in the newer-issue mid- to low-coupon mortgages. Continued strong demand from investors looking for yield offset this. However, performance reversed after the Fed rate increase, which led durations to lengthen and brought concerns about the end of Fed reinvestment into the conversation.

GNMA MBS returned 0.28%, as measured by the Bloomberg Barclays U.S. GNMA Bond Index; they underperformed duration-equivalent Treasuries by 8 basis points (as measured by Wellington) and underper-formed conventional mortgages.

The fund’s successes

The fund outperformed its benchmark for the period. Selection within 30-year GNMA securities contributed to relative results. On average, the fund was underweighted in GNMAs, instead favoring conventionals, FNMA (Fannie Mae) multifamily Delegated Underwriting and Servicing (DUS) bonds, and agency collateralized mortgage obligations (CMOs). This positioning largely helped, as GNMAs underperformed DUS bonds and agency CMOs on an excess return basis.

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The fund’s shortfalls

As discussed earlier, the fund has held a modest allocation to FNMA securities, concentrated primarily in low-coupon 15-year bonds. This positioning partly offset positive results during the fiscal year, as our low-coupon securities underperformed GNMAs on an excess return basis.

The fund’s positioning

We are neutral on agency MBS spreads in the near term. Following the surprising U.S. election result and new expectations of fiscal stimulus, markets (rates, equity, credit) seem to be pricing in bullish outcomes.

Many risks remain, however, including continued global central bank policy uncertainty, the economy’s ability to deliver on growth expectations, uncertainty about a future Fed chair appointment, reexamination of government-sponsored enterprises (GSE) reform, and possible adjustments to the Fed’s asset-purchase program exit strategy. Current MBS spreads don’t seem to compensate investors for all the uncertainty. Still, fundamental factors are supportive, so we view current MBS spreads as being within a reasonable valuation range given the environment.

Over the intermediate term, we are more concerned about MBS. Pro-growth policies at a time when the U.S. economy is close to full employment may lead to a further rise in inflation. Higher inflation is likely to lead to a faster pace of interest rate hikes and therefore may generate conversations at the Fed about paring the reinvestment of MBS paydowns. We would expect this to be accompanied by additional MBS spread-widening.

Over the longer term, we still expect MBS spreads to remain toward the tight end of their range relative to long-term history, given their favorable supply compared with U.S. Treasuries, the reduced leverage in the system, a shift in the MBS buyer base to long-term investors, constrained mortgage credit, and lower refinancing risk.

Within the sector, we are underweighting GNMA pass-throughs in favor of conventionals, based on relative valuations. We are also focused on securities with more stable cash flows than agency MBS pass-throughs, such as agency CMOs and Fannie Mae DUS bonds.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

February 13, 2017

13

Short-Term Treasury Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	0.99%	1.10%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	119	156	10,069

Yield to Maturity
(before expenses)	1.3%	1.4%	2.6%

Average Coupon	1.3%	1.7%	3.1%

Average Duration	2.3 years	2.8 years	6.0 years

Average Effective
Maturity	2.4 years	2.9 years	8.2 years

Short-Term
Reserves	7.1%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	1.4%
Treasury/Agency	98.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Treasury	Aggregate Bond
	Index	Index
R-Squared	0.95	0.67
Beta	0.71	0.29

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	9.0%
1 - 3 Years	63.0
3 - 5 Years	25.4
5 - 7 Years	0.2
7 - 10 Years	2.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	92.7%
Not Rated	7.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

14

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Treasury Fund Investor
	Shares	0.43%	0.55%	2.34%	$12,603

• • • • • • • •	Bloomberg Barclays U.S. 1–5 Year
	Treasury Bond Index	0.11	0.74	2.77	13,148
– – – –	Short-Term U.S. Treasury Funds Average	0.74	0.29	1.93	12,110
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	0.53%	0.65%	2.45%	$63,675
Bloomberg Barclays U.S. 1–5 Year Treasury
Bond Index	0.11	0.74	2.77	65,742
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

15

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.58%	5.26%	9.84%	10.35%
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04
2017	0.88	-0.45	0.43	0.11

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.99%	0.55%	1.36%	0.97%	2.33%
Admiral Shares	2/13/2001	1.18	0.67	1.47	0.98	2.45

16

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (95.6%)
U.S. Government Securities (86.7%)
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	39,300	46,528
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	84,100	88,960
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	158,907	158,424
United States Treasury Note/Bond	0.750%	12/31/17	73,000	72,931
United States Treasury Note/Bond	1.000%	12/31/17	68,000	68,096
United States Treasury Note/Bond	0.875%	1/15/18	65,000	65,000
United States Treasury Note/Bond	0.750%	1/31/18	73,500	73,408
United States Treasury Note/Bond	0.875%	1/31/18	60,000	60,000
United States Treasury Note/Bond	2.625%	1/31/18	45,000	45,766
United States Treasury Note/Bond	1.000%	2/15/18	74,000	74,081
United States Treasury Note/Bond	3.500%	2/15/18	62,000	63,647
United States Treasury Note/Bond	0.750%	2/28/18	176,000	175,725
United States Treasury Note/Bond	2.750%	2/28/18	38,000	38,742
United States Treasury Note/Bond	1.000%	3/15/18	61,000	61,057
United States Treasury Note/Bond	0.750%	3/31/18	107,000	106,781
United States Treasury Note/Bond	0.875%	3/31/18	80,000	79,950
United States Treasury Note/Bond	0.750%	7/31/18	55,000	54,768
United States Treasury Note/Bond	2.250%	7/31/18	39,000	39,701
United States Treasury Note/Bond	1.000%	8/15/18	500	500
United States Treasury Note/Bond	0.750%	8/31/18	128,300	127,659
United States Treasury Note/Bond	1.000%	9/15/18	70,000	69,901
United States Treasury Note/Bond	0.750%	9/30/18	157,000	156,091
United States Treasury Note/Bond	1.375%	9/30/18	22,000	22,096
United States Treasury Note/Bond	0.875%	10/15/18	42,000	41,830
United States Treasury Note/Bond	0.750%	10/31/18	330,000	327,730
United States Treasury Note/Bond	1.250%	10/31/18	113,250	113,463
United States Treasury Note/Bond	1.750%	10/31/18	156,600	158,240
United States Treasury Note/Bond	1.250%	11/15/18	70,000	70,120
United States Treasury Note/Bond	1.000%	11/30/18	214,000	213,362
United States Treasury Note/Bond	1.250%	11/30/18	348,500	348,991
United States Treasury Note/Bond	1.375%	11/30/18	148,000	148,579
United States Treasury Note/Bond	1.250%	12/15/18	149,000	149,186
United States Treasury Note/Bond	1.250%	12/31/18	106,800	106,916
United States Treasury Note/Bond	1.375%	12/31/18	82,000	82,282
United States Treasury Note/Bond	1.500%	12/31/18	141,000	141,815
United States Treasury Note/Bond	1.125%	1/15/19	85,000	84,880
United States Treasury Note/Bond	1.250%	1/31/19	167,000	167,104
United States Treasury Note/Bond	1.500%	1/31/19	38,000	38,214
United States Treasury Note/Bond	2.750%	2/15/19	84,000	86,546

17

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	2/28/19	50,000	50,258
United States Treasury Note/Bond	1.000%	3/15/19	51,500	51,218
United States Treasury Note/Bond	1.625%	3/31/19	27,500	27,706
United States Treasury Note/Bond	0.875%	4/15/19	54,800	54,312
United States Treasury Note/Bond	1.250%	4/30/19	15,000	14,984
United States Treasury Note/Bond	1.625%	4/30/19	136,200	137,179
United States Treasury Note/Bond	3.125%	5/15/19	20,000	20,809
United States Treasury Note/Bond	1.500%	5/31/19	53,600	53,818
United States Treasury Note/Bond	1.625%	6/30/19	82,000	82,538
United States Treasury Note/Bond	0.750%	7/15/19	50,000	49,281
United States Treasury Note/Bond	0.875%	7/31/19	32,750	32,366
United States Treasury Note/Bond	1.625%	7/31/19	95,100	95,694
United States Treasury Note/Bond	3.625%	8/15/19	22,000	23,231
United States Treasury Note/Bond	1.000%	8/31/19	12,000	11,886
United States Treasury Note/Bond	1.625%	8/31/19	1,750	1,761
United States Treasury Note/Bond	1.750%	9/30/19	89,000	89,793
United States Treasury Note/Bond	1.500%	10/31/19	51,000	51,112
United States Treasury Note/Bond	1.000%	11/15/19	20,000	19,766
United States Treasury Note/Bond	1.000%	11/30/19	5,200	5,137
United States Treasury Note/Bond	1.500%	11/30/19	10,000	10,016
United States Treasury Note/Bond	1.375%	12/15/19	56,000	55,886
United States Treasury Note/Bond	1.125%	12/31/19	12,000	11,886
United States Treasury Note/Bond	1.625%	12/31/19	15,000	15,068
United States Treasury Note/Bond	1.250%	1/31/20	13,500	13,407
United States Treasury Note/Bond	3.625%	2/15/20	40,000	42,512
United States Treasury Note/Bond	1.250%	2/29/20	25,000	24,805
United States Treasury Note/Bond	1.375%	2/29/20	26,000	25,882
United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,840
United States Treasury Note/Bond	1.375%	3/31/20	43,100	42,885
United States Treasury Note/Bond	1.125%	4/30/20	75,000	73,992
United States Treasury Note/Bond	1.375%	4/30/20	93,350	92,796
United States Treasury Note/Bond	3.500%	5/15/20	60,000	63,675
United States Treasury Note/Bond	1.375%	5/31/20	55,000	54,622
United States Treasury Note/Bond	1.500%	5/31/20	30,000	29,916
United States Treasury Note/Bond	1.625%	6/30/20	103,700	103,781
United States Treasury Note/Bond	1.875%	6/30/20	14,000	14,133
United States Treasury Note/Bond	1.625%	7/31/20	40,000	40,000
United States Treasury Note/Bond	2.000%	7/31/20	26,700	27,046
United States Treasury Note/Bond	2.625%	8/15/20	24,000	24,817
United States Treasury Note/Bond	1.375%	8/31/20	86,000	85,207
United States Treasury Note/Bond	2.125%	8/31/20	111,000	112,856
United States Treasury Note/Bond	1.375%	9/30/20	24,000	23,753
United States Treasury Note/Bond	2.000%	9/30/20	75,000	75,914
United States Treasury Note/Bond	1.375%	10/31/20	23,000	22,741
United States Treasury Note/Bond	1.750%	10/31/20	42,000	42,105
United States Treasury Note/Bond	2.625%	11/15/20	74,750	77,273
United States Treasury Note/Bond	1.625%	11/30/20	32,500	32,393
United States Treasury Note/Bond	2.000%	11/30/20	17,000	17,181
United States Treasury Note/Bond	1.750%	12/31/20	91,415	91,486
United States Treasury Note/Bond	1.375%	1/31/21	60,000	59,128
1 United States Treasury Note/Bond	2.125%	1/31/21	30,000	30,431
United States Treasury Note/Bond	3.625%	2/15/21	32,000	34,355
United States Treasury Note/Bond	1.125%	2/28/21	60,000	58,463
United States Treasury Note/Bond	1.375%	4/30/21	45,000	44,199
United States Treasury Note/Bond	2.000%	5/31/21	25,000	25,180
United States Treasury Note/Bond	1.125%	7/31/21	42,000	40,674
United States Treasury Note/Bond	2.250%	7/31/21	35,000	35,585

18

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.125%	8/31/21	35,000	33,873
	United States Treasury Note/Bond	1.250%	10/31/21	35,000	33,983
	United States Treasury Note/Bond	2.000%	10/31/21	23,000	23,093
					6,681,757
Agency Bonds and Notes (7.6%)
2	AID-Iraq	2.149%	1/18/22	35,700	35,612
2	AID-Tunisia	1.416%	8/5/21	16,500	15,902
2	AID-Ukraine	1.471%	9/29/21	25,950	25,239
3	Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,137
3	Federal National Mortgage Assn.	0.000%	10/9/19	162,100	154,467
4	Financing Corp.	0.000%	5/11/18	72,000	70,949
4	Financing Corp.	0.000%	11/2/18	2,150	2,103
4	Financing Corp.	0.000%	3/7/19	5,475	5,320
	Private Export Funding Corp.	4.375%	3/15/19	13,330	14,138
	Private Export Funding Corp.	1.450%	8/15/19	30,534	30,500
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,886
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,649
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	101,170	96,974
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	19,100	17,947
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	58,220	54,297
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	47,000	43,491
					582,611
Conventional Mortgage-Backed Securities (0.0%)
[3,5]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	117	132

Nonconventional Mortgage-Backed Securities (1.3%)
[3,5]	Fannie Mae Pool	2.995%	5/1/38	24,413	25,954
[3,5,6] Fannie Mae REMICS		1.121%	2/25/46–12/25/46	24,513	24,428
[3,5,6] Fannie Mae REMICS		1.221%	2/25/46	9,073	9,059
[3,5]	Freddie Mac Non Gold Pool	2.872%	11/1/38	12,783	13,526
[3,5]	Freddie Mac Non Gold Pool	3.003%	12/1/37	8,864	9,404
[3,5,6] Freddie Mac REMICS		1.167%	5/15/46	10,819	10,819
[3,5,6] Freddie Mac REMICS		1.217%	10/15/46	8,402	8,367
					101,557
Total U.S. Government and Agency Obligations (Cost $7,388,605)					7,366,057

				Shares
Temporary Cash Investment (7.3%)
Money Market Fund (7.3%)
7	Vanguard Market Liquidity Fund (Cost $563,513)	0.856%		5,634,569	563,513

			Expiration
			Date	Contracts
Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	409	313
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $122.00		2/24/17	244	15
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	409	122
Total Options on Futures Purchased (Cost $486)					450
Total Investments (102.9%) (Cost $7,952,604)					7,930,020

19

Short-Term Treasury Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
U.S. Government Obligations—Sale Commitments (-1.6%)
8	United States Treasury Note/Bond (Net)	0.750%	4/15/18	(23,500)	(23,449)
9	United States Treasury Note/Bond	0.625%	4/30/18	(100,000)	(99,578)
Total U.S. Government Obligations—Sale Commitments (Net Proceeds ($123,041))	(123,027)

Expiration
Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	260	(175)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	149	(140)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	265	(25)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	168	(21)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	56	(17)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	260	(85)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	149	(70)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	252	(27)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	56	(17)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	56	(10)
Total Liability for Options Written (Premiums Received $674)	(587)
Other Assets and Liabilities (-1.3%)
Other Assets	653,723
Liabilities	(755,648)
(101,925)
Net Assets (100%)	7,704,481

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,366,507
Affiliated Vanguard Funds	563,513
Total Investments in Securities	7,930,020
Investment in Vanguard	569
Receivables for Investment Securities Sold	621,914
Receivables for Accrued Income	22,472
Receivables for Capital Shares Issued	7,774
Other Assets	994
Total Assets	8,583,743

20

Short-Term Treasury Fund

Amount
($000)
Liabilities
Sale Commitment	123,027
Payables for Investment Securities Purchased	737,769
Payables for Capital Shares Redeemed	6,127
Payables for Distributions	937
Payables to Vanguard	3,556
Options Contracts Written	587
Other Liabilities	7,259
Total Liabilities	879,262
Net Assets	7,704,481

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,738,174
Overdistributed Net Investment Income	(15)
Accumulated Net Realized Losses	(12,096)
Unrealized Appreciation (Depreciation)
Investment Securities	(22,534)
Futures Contracts	901
Options on Futures Contracts	51
Net Assets	7,704,481

Investor Shares—Net Assets
Applicable to 84,518,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	899,851
Net Asset Value Per Share—Investor Shares	$10.65

Admiral Shares—Net Assets
Applicable to 639,123,382 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,804,630
Net Asset Value Per Share—Admiral Shares	$10.65

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,625,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
8 Represents sale commitments made on January 31, 2017, which settled on February 1, 2017. The fund purchased the same respective securities, and such transactions were traded and settled on February 1, 2017.
9 Adjusted by the long position in the same issuer and coupon with a cost and market value of approximately $6,991,000 and $6,934,000.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	81,171
Total Income	81,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	863
Management and Administrative—Investor Shares	1,520
Management and Administrative—Admiral Shares	4,831
Marketing and Distribution—Investor Shares	210
Marketing and Distribution—Admiral Shares	703
Custodian Fees	90
Auditing Fees	39
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	100
Trustees’ Fees and Expenses	6
Total Expenses	8,414
Net Investment Income	72,757
Realized Net Gain (Loss)
Investment Securities Sold[1]	18,024
Futures Contracts	(2,216)
Options on Futures Contracts	1,352
Realized Net Gain (Loss)	17,160
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(56,314)
Futures Contracts	1,775
Options on Futures Contracts	99
Change in Unrealized Appreciation (Depreciation)	(54,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,477
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $903,000 and ($9,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,757	54,766
Realized Net Gain (Loss)	17,160	7,402
Change in Unrealized Appreciation (Depreciation)	(54,440)	(11,032)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,477	51,136
Distributions
Net Investment Income
Investor Shares	(8,403)	(6,900)
Admiral Shares	(64,428)	(47,866)
Realized Capital Gain[1]
Investor Shares	(2,705)	(1,466)
Admiral Shares	(20,173)	(9,214)
Total Distributions	(95,709)	(65,446)
Capital Share Transactions
Investor Shares	(98,559)	(36,476)
Admiral Shares	586,883	367,994
Net Increase (Decrease) from Capital Share Transactions	488,324	331,518
Total Increase (Decrease)	428,092	317,208
Net Assets
Beginning of Period	7,276,389	6,959,181
End of Period[2]	7,704,481	7,276,389
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $21,440,000 and $9,345,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($15,000) and $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.73	$10.75	$10.71	$10.73	$10.81
Investment Operations
Net Investment Income	.094	.074	.055	.039	.044
Net Realized and Unrealized Gain (Loss)
on Investments	(. 048)	(. 004)	. 053	(. 009)	(. 002)
Total from Investment Operations	.046	.070	.108	.030	.042
Distributions
Dividends from Net Investment Income	(. 094)	(. 074)	(. 055)	(. 039)	(. 044)
Distributions from Realized Capital Gains	(. 032)	(. 016)	(. 013)	(. 011)	(. 078)
Total Distributions	(.126)	(. 090)	(. 068)	(. 050)	(.122)
Net Asset Value, End of Period	$10.65	$10.73	$10.75	$10.71	$10.73

Total Return[1]	0.43%	0.66%	1.01%	0.28%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$900	$1,005	$1,044	$1,151	$1,448
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.87%	0.69%	0.52%	0.37%	0.41%
Portfolio Turnover Rate [2]	249%	211%	87%	80%	176%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 35%, 22%, 0%, and 63% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.73	$10.75	$10.71	$10.73	$10.81
Investment Operations
Net Investment Income	.105	.085	.066	.050	.055
Net Realized and Unrealized Gain (Loss)
on Investments	(. 048)	(. 004)	. 053	(. 009)	(. 002)
Total from Investment Operations	.057	.081	.119	.041	.053
Distributions
Dividends from Net Investment Income	(.105)	(. 085)	(. 066)	(. 050)	(. 055)
Distributions from Realized Capital Gains	(. 032)	(. 016)	(. 013)	(. 011)	(. 078)
Total Distributions	(.137)	(.101)	(. 079)	(. 061)	(.133)
Net Asset Value, End of Period	$10.65	$10.73	$10.75	$10.71	$10.73

Total Return[1]	0.53%	0.76%	1.11%	0.38%	0.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,805	$6,271	$5,915	$5,360	$4,879
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.97%	0.79%	0.62%	0.47%	0.51%
Portfolio Turnover Rate[2]	249%	211%	87%	80%	176%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 35%, 22%, 0%, and 63% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 13% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

26

Short-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1%of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

27

Short-Term Treasury Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $569,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Short-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,366,057	—
Temporary Cash Investments	563,513	—	—
Options on Futures Purchased	450	—	—
Liability for Options Written	(587)	—	—
U.S. Government Obligations-Sale Commitments	—	(123,027)	—
Futures Contracts—Assets[1]	277	—	—
Futures Contracts—Liabilities[1]	(560)	—	—
Total	563,093	7,243,030	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2017	4,575	991,846	348
Ultra 10-Year U.S. Treasury Note	March 2017	(1,304)	(174,940)	637
5-Year U.S. Treasury Note	March 2017	(727)	(85,689)	(20)
Ultra Long U.S. Treasury Bond	March 2017	(40)	(6,428)	(64)
				901

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,775,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2017, the fund had available capital losses totaling $11,028,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $7,829,077,000.

Net unrealized depreciation of investment securities for tax purposes was $22,534,000, consisting of unrealized gains of $3,280,000 on securities that had risen in value since their purchase and $25,814,000 in unrealized losses on securities that had fallen in value since their purchase.

29

Short-Term Treasury Fund

F. During the year ended January 31, 2017, the fund purchased $17,772,118,000 of investment securities and sold $18,386,078,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2016	527	213
Options Written	15,087	5,363
Options Expired	(1,424)	(471)
Options Closed	(12,519)	(4,431)
Options Exercised	—	—
Balance at January 31, 2017	1,671	674

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	315,668	29,426	270,929	25,290
Issued in Lieu of Cash Distributions	10,044	938	7,625	712
Redeemed	(424,271)	(39,539)	(315,030)	(29,413)
Net Increase (Decrease)—Investor Shares	(98,559)	(9,175)	(36,476)	(3,411)
Admiral Shares
Issued	1,937,149	180,557	1,633,121	152,471
Issued in Lieu of Cash Distributions	70,788	6,614	47,683	4,453
Redeemed	(1,421,054)	(132,567)	(1,312,810)	(122,569)
Net Increase (Decrease)—Admiral Shares	586,883	54,604	367,994	34,355

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

30

Short-Term Federal Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.21%	1.31%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Gov’t	Aggregate
	Fund	Index	Bond Index

Number of Bonds	120	534	10,069

Yield to Maturity
(before expenses)	1.5%	1.4%	2.6%

Average Coupon	1.3%	1.7%	3.1%

Average Duration	2.3 years	2.8 years	6.0 years

Average Effective
Maturity	2.8 years	2.9 years	8.2 years

Short-Term
Reserves	2.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	12.5%
Treasury/Agency	87.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Gov’t	Aggregate Bond
	Index	Index
R-Squared	0.97	0.78
Beta	0.74	0.32
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	9.4%
1 - 3 Years	59.3
3 - 5 Years	21.6
5 - 7 Years	4.6
7 - 10 Years	4.3
10 - 20 Years	0.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.0%
Not Rated	2.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

31

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	0.49%	0.75%	2.71%	$13,064

• • • • • • • •	Bloomberg Barclays U.S. 1–5 Year
	Government Bond Index	0.13	0.76	2.76	13,133
– – – –	Short-Intermediate U.S. Government Funds Average	-0.16	0.43	2.37	12,642
	Bloomberg Barclays U.S. AggregateBond Index	1.45	2.09	4.37	15,337
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	0.59%	0.85%	2.81%	$65,988
Bloomberg Barclays U.S. 1–5 Year
Government Bond Index	0.13	0.76	2.76	65,664
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

32

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.77%	4.48%	9.25%	9.86%
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05
2017	1.07	-0.58	0.49	0.13

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.14%	0.82%	1.74%	0.97%	2.71%
Admiral Shares	2/12/2001	1.24	0.92	1.84	0.97	2.81

33

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.7%)
U.S. Government Securities (13.3%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	28,900	34,216
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	61,850	65,424
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	115,336	114,986
	United States Treasury Note/Bond	0.875%	1/31/18	335,000	335,000
	United States Treasury Note/Bond	1.250%	2/29/20	2,400	2,381
	United States Treasury Note/Bond	1.375%	3/31/20	700	697
	United States Treasury Note/Bond	1.625%	6/30/20	9,500	9,507
	United States Treasury Note/Bond	1.625%	7/31/20	29,500	29,500
1	United States Treasury Note/Bond	1.375%	8/31/20	69,500	68,859
	United States Treasury Note/Bond	1.375%	9/30/20	9,500	9,402
	United States Treasury Note/Bond	1.375%	10/31/20	40,500	40,044
	United States Treasury Note/Bond	1.625%	11/30/20	40,300	40,168
					750,184
Agency Bonds and Notes (71.3%)
2	AID-Iraq	2.149%	1/18/22	26,600	26,535
2	AID-Israel	5.500%	9/18/23	7,000	8,289
2	AID-Israel	5.500%	4/26/24	9,300	11,121
2	AID-Jordan	2.578%	6/30/22	33,500	34,108
2	AID-Tunisia	1.416%	8/5/21	12,300	11,854
2	AID-Ukraine	1.471%	9/29/21	18,850	18,334
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,518
3	Fannie Mae Principal Strip	0.000%	2/1/19	18,382	17,867
4	Federal Farm Credit Banks	1.110%	2/20/18	14,000	14,030
4	Federal Home Loan Banks	1.375%	3/9/18	75,700	76,066
4	Federal Home Loan Banks	0.875%	3/19/18	54,000	53,958
4	Federal Home Loan Banks	1.125%	4/25/18	42,575	42,653
4	Federal Home Loan Banks	0.875%	6/29/18	48,200	48,066
4	Federal Home Loan Banks	0.625%	8/7/18	6,440	6,392
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	3,028
4	Federal Home Loan Banks	1.250%	1/16/19	107,900	107,849
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	50,132
4	Federal Home Loan Banks	0.875%	8/5/19	83,500	82,358
4	Federal Home Loan Banks	1.000%	9/26/19	48,600	48,018
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	20,070
4	Federal Home Loan Banks	1.375%	2/18/21	49,100	48,211
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	2/26/18	150,000	150,036
3	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	23,150	23,135
3	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	33,600	33,515

34

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	5/25/18	50,000	49,972
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	16,000	16,823
[3,5]	Federal Home Loan Mortgage Corp.	1.060%	6/22/18	50,000	49,953
3	Federal Home Loan Mortgage Corp.	0.850%	7/27/18	63,000	62,764
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	7/27/18	50,000	49,914
3	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	220,210	219,067
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	11/7/18	75,000	74,704
3	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	167,250	166,419
[3,5]	Federal Home Loan Mortgage Corp.	1.275%	6/28/19	50,000	49,705
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	109,200	107,777
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	7/26/19	50,000	49,630
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	86,550	86,049
3	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	46,800	46,743
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	1/27/20	150,000	150,168
3	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	43,350	41,767
[3,5]	Federal National Mortgage Assn.	0.750%	7/27/18	90,000	89,420
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	10,014
3	Federal National Mortgage Assn.	1.375%	1/28/19	33,750	33,810
3	Federal National Mortgage Assn.	1.000%	2/26/19	14,150	14,062
[3,5]	Federal National Mortgage Assn.	1.250%	2/26/19	75,000	74,727
[3,5]	Federal National Mortgage Assn.	1.250%	6/13/19	50,000	49,705
3	Federal National Mortgage Assn.	0.875%	8/2/19	16,950	16,719
3	Federal National Mortgage Assn.	1.000%	8/28/19	67,750	66,996
3	Federal National Mortgage Assn.	0.000%	10/9/19	275,300	262,336
3	Federal National Mortgage Assn.	1.000%	10/24/19	113,500	112,012
[3,5]	Federal National Mortgage Assn.	1.250%	11/25/19	75,000	74,263
[3,5]	Federal National Mortgage Assn.	1.150%	11/29/19	77,500	76,651
3	Federal National Mortgage Assn.	1.500%	11/30/20	8,050	7,966
3	Federal National Mortgage Assn.	1.875%	12/28/20	15,100	15,147
3	Federal National Mortgage Assn.	1.375%	2/26/21	12,750	12,523
3	Federal National Mortgage Assn.	1.250%	8/17/21	3,350	3,245
3	Federal National Mortgage Assn.	2.000%	1/5/22	150,000	149,710
3	Federal National Mortgage Assn.	1.875%	9/24/26	75,650	69,822
4	Financing Corp.	0.000%	10/6/17	42,394	42,155
4	Financing Corp.	0.000%	11/11/17	2,000	1,987
4	Financing Corp.	0.000%	11/30/17	1,905	1,891
4	Financing Corp.	0.000%	11/30/17	29,145	28,935
4	Financing Corp.	0.000%	5/11/18	108,000	106,423
4	Financing Corp.	0.000%	11/2/18	1,540	1,506
4	Financing Corp.	0.000%	12/6/18	32,496	31,731
4	Financing Corp.	0.000%	3/7/19	3,910	3,799
	Government Trust Certificate	0.000%	4/1/20	10,419	9,780
	Private Export Funding Corp.	1.375%	2/15/17	7,744	7,746
	Private Export Funding Corp.	5.450%	9/15/17	11,352	11,668
	Private Export Funding Corp.	2.250%	12/15/17	12,286	12,417
	Private Export Funding Corp.	4.375%	3/15/19	9,570	10,150
	Private Export Funding Corp.	1.450%	8/15/19	22,550	22,525
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,576
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,680
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,865
	Private Export Funding Corp.	2.800%	5/15/22	13,545	13,907
	Private Export Funding Corp.	3.550%	1/15/24	19,900	21,080
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,221
	Private Export Funding Corp.	3.250%	6/15/25	16,200	16,788
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	124,331	119,175
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	93,000	87,385

35

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	41,800	38,983
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	41,100	38,031
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	1,584	1,169
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	13,756	10,050
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	7,094	5,126
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	7,094	5,082
4	Tennessee Valley Authority	4.700%	7/15/33	20,990	24,577
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	13,294
					4,025,428
Conventional Mortgage-Backed Securities (10.1%)
[3,5]	Fannie Mae Pool	2.000%	10/1/27–1/1/32	25,215	24,536
[3,5,6] Fannie Mae Pool		2.500%	2/1/28–3/1/32	148,715	148,844
[3,5,6] Fannie Mae Pool		3.000%	12/1/20–3/1/32	126,742	130,100
[3,5]	Fannie Mae Pool	3.500%	8/1/20–12/1/46	53,352	55,811
[3,5]	Fannie Mae Pool	4.000%	6/1/18–12/1/28	18,105	18,814
[3,5]	Fannie Mae Pool	4.500%	1/1/18–10/1/25	5,632	5,774
[3,5]	Fannie Mae Pool	5.000%	3/1/17–3/1/38	6,665	6,998
[3,5]	Fannie Mae Pool	5.500%	2/1/17–1/1/25	1,485	1,511
[3,5]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	43	44
[3,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	8,655	8,423
[3,5,6] Freddie Mac Gold Pool		2.500%	6/1/22–3/1/32	72,604	72,677
[3,5,6] Freddie Mac Gold Pool		3.000%	4/1/27–3/1/32	53,422	54,835
[3,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	19,885	20,847
[3,5]	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/29	11,731	12,163
[3,5]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	7,192	7,447
[3,5]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	3,280	3,380
[3,5]	Freddie Mac Gold Pool	5.500%	7/1/17–2/1/19	38	38
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/18	25	25
					572,267
Nonconventional Mortgage-Backed Securities (2.0%)
[3,5,7] Fannie Mae Pool		2.814%	12/1/40	2,222	2,349
[3,5]	Fannie Mae Pool	2.829%	9/1/37	4,554	4,816
[3,5,7] Fannie Mae Pool		2.932%	8/1/36	4,209	4,449
[3,5]	Fannie Mae Pool	2.951%	8/1/35	3,499	3,695
[3,5]	Fannie Mae Pool	2.979%	4/1/40	13,551	14,451
[3,5,7] Fannie Mae REMICS		1.021%	9/25/46	7,643	7,612
[3,5,7] Fannie Mae REMICS		1.071%	9/25/41–4/25/45	4,188	4,165
[3,5,7] Fannie Mae REMICS		1.091%	6/25/36	4,518	4,512
[3,5,7] Fannie Mae REMICS		1.121%	5/25/43–12/25/46	16,357	16,349
[3,5,7] Fannie Mae REMICS		1.141%	6/25/35	1,239	1,237
[3,5,7] Fannie Mae REMICS		1.171%	11/25/42–9/25/46	8,997	9,021
[3,5,7] Fannie Mae REMICS		1.181%	11/25/35	1,613	1,614
[3,5,7] Fannie Mae REMICS		1.216%	2/25/37	804	803
[3,5,7] Fannie Mae REMICS		1.271%	8/25/46	3,474	3,471
[3,5]	Freddie Mac Non Gold Pool	2.745%	7/1/35	9,360	9,877
[3,5,7] Freddie Mac Non Gold Pool		2.803%	9/1/37	7,321	7,771
[3,5]	Freddie Mac Non Gold Pool	2.972%	7/1/33	1,175	1,241
[3,5]	Freddie Mac Non Gold Pool	3.152%	11/1/35	6,371	6,764
[3,5,7] Freddie Mac REMICS		1.117%	11/15/36–8/15/43	3,655	3,650
[3,5,7] Freddie Mac REMICS		1.127%	11/15/36	1,264	1,262
[3,5,7] Freddie Mac REMICS		1.217%	6/15/42	708	708
					109,817
Total U.S. Government and Agency Obligations (Cost $5,494,573)					5,457,696

36

Short-Term Federal Fund

				Market
				Value•
	Coupon		Shares	($000)
Temporary Cash Investment (2.0%)
Money Market Fund (2.0%)
8 Vanguard Market Liquidity Fund
(Cost $111,979)	0.856%		1,119,731	111,984

		Expiration
		Date	Contracts
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/10/17	300	230
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/10/17	300	89
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50		2/24/17	959	285
Total Options on Futures Purchased (Cost $552)				604
Total Investments (98.7%) (Cost $5,607,104)				5,570,284
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/3/17	190	(128)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/24/17	109	(102)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		2/24/17	126	(16)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		2/24/17	41	(12)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		2/24/17	16	(1)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/3/17	190	(62)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50		2/24/17	2,186	(239)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		2/24/17	109	(51)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00		2/24/17	41	(8)
Total Liability for Options Written (Premiums Received $690)				(619)
Other Assets and Liabilities (1.3%)
Other Assets				1,209,851
Other Liabilities				(1,133,665)
				76,186
Net Assets (100%)				5,645,851

37

Short-Term Federal Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,458,300
Affiliated Vanguard Funds	111,984
Total Investments in Securities	5,570,284
Investment in Vanguard	424
Receivables for Investment Securities Sold	1,186,217
Receivables for Accrued Income	16,229
Receivables for Capital Shares Issued	6,430
Other Assets	551
Total Assets	6,780,135
Liabilities
Payables for Investment Securities Purchased	1,113,708
Payables for Capital Shares Redeemed	8,989
Payables for Distributions	506
Payables to Vanguard	3,476
Options Contracts Written	619
Other Liabilities	6,986
Total Liabilities	1,134,284
Net Assets	5,645,851

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,680,087
Overdistributed Net Investment Income	(42)
Accumulated Net Realized Gains	1,343
Unrealized Appreciation (Depreciation)
Investment Securities	(36,872)
Futures Contracts	1,212
Options on Futures Contracts	123
Net Assets	5,645,851

Investor Shares—Net Assets
Applicable to 77,246,407 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	826,567
Net Asset Value Per Share—Investor Shares	$10.70

38

Short-Term Federal Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 450,384,008 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,819,284
Net Asset Value Per Share—Admiral Shares	$10.70

• See Note A in Notes to Financial Statements.
1 Securities with a value of $5,225,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2017.
7 Adjustable-rate security.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	70,802
Total Income	70,802
Expenses
The Vanguard Group—Note B
Investment Advisory Services	637
Management and Administrative—Investor Shares	1,300
Management and Administrative—Admiral Shares	3,536
Marketing and Distribution—Investor Shares	174
Marketing and Distribution—Admiral Shares	507
Custodian Fees	80
Auditing Fees	41
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	4
Total Expenses	6,341
Net Investment Income	64,461
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,226
Futures Contracts	8,966
Options on Futures Contracts	1,597
Realized Net Gain (Loss)	24,789
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(59,726)
Futures Contracts	1,938
Options on Futures Contracts	184
Change in Unrealized Appreciation (Depreciation)	(57,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,646
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,733,000 and $25,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,461	48,711
Realized Net Gain (Loss)	24,789	5,399
Change in Unrealized Appreciation (Depreciation)	(57,604)	(4,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,646	49,633
Distributions
Net Investment Income
Investor Shares	(8,732)	(7,537)
Admiral Shares	(55,814)	(41,169)
Realized Capital Gain[1]
Investor Shares	(2,109)	(2,752)
Admiral Shares	(12,368)	(13,979)
Total Distributions	(79,023)	(65,437)
Capital Share Transactions
Investor Shares	15,964	(103,156)
Admiral Shares	518,055	232,621
Net Increase (Decrease) from Capital Share Transactions	534,019	129,465
Total Increase (Decrease)	486,642	113,661
Net Assets
Beginning of Period	5,159,209	5,045,548
End of Period[2]	5,645,851	5,159,209
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $14,477,000 and $12,461,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($42,000) and ($23,000).

See accompanying Notes, which are an integral part of the Financial Statements.

41

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.79	$10.82	$10.74	$10.78	$10.89
Investment Operations
Net Investment Income	.116	.095	.066	.058	.061
Net Realized and Unrealized Gain (Loss)
on Investments	(. 063)	.005	.080	(. 034)	.022
Total from Investment Operations	.053	.100	.146	.024	.083
Distributions
Dividends from Net Investment Income	(.116)	(. 095)	(. 066)	(. 058)	(. 061)
Distributions from Realized Capital Gains	(. 027)	(. 035)	—	(. 006)	(.132)
Total Distributions	(.143)	(.130)	(. 066)	(. 064)	(.193)
Net Asset Value, End of Period	$10.70	$10.79	$10.82	$10.74	$10.78

Total Return[1]	0.49%	0.93%	1.36%	0.22%	0.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$827	$817	$924	$1,051	$1,884
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.07%	0.88%	0.61%	0.54%	0.56%
Portfolio Turnover Rate[2]	304%	314%	361%	418%	436%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 38%, 75%, 99%, 87%, and 139% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.79	$10.82	$10.74	$10.78	$10.89
Investment Operations
Net Investment Income	.127	.105	.077	.069	.071
Net Realized and Unrealized Gain (Loss)
on Investments	(. 063)	.005	.080	(. 034)	.022
Total from Investment Operations	.064	.110	.157	.035	.093
Distributions
Dividends from Net Investment Income	(.127)	(.105)	(. 077)	(. 069)	(. 071)
Distributions from Realized Capital Gains	(. 027)	(. 035)	—	(. 006)	(.132)
Total Distributions	(.154)	(.140)	(. 077)	(. 075)	(. 203)
Net Asset Value, End of Period	$10.70	$10.79	$10.82	$10.74	$10.78

Total Return[1]	0.59%	1.03%	1.47%	0.33%	0.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,819	$4,342	$4,122	$4,205	$3,792
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.17%	0.98%	0.71%	0.64%	0.66%
Portfolio Turnover Rate[2]	304%	314%	361%	418%	436%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 38%, 75%, 99%, 87%, and 139% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

44

Short-Term Federal Fund

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 10% and 6% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

45

Short-Term Federal Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $424,000, representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

46

Short-Term Federal Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,457,696	—
Temporary Cash Investments	111,984	—	—
Options on Futures Purchased	604	—	—
Liability for Options Written	(619)	—	—
Futures Contracts—Assets[1]	150	—	—
Futures Contracts—Liabilities[1]	(1,137)	—	—
Total	110,982	5,457,696	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2017	4,424	959,109	250
Ultra 10-Year U.S. Treasury Note	March 2017	(1,935)	(259,592)	1,131
5-Year U.S. Treasury Note	March 2017	(1,558)	(183,637)	(369)
10-Year U.S. Treasury Note	March 2017	(361)	(44,933)	(50)
30-Year U.S. Treasury Bond	March 2017	(153)	(23,079)	301
Ultra Long U.S. Treasury Bond	March 2017	(31)	(4,981)	(51)
				1,212

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

47

Short-Term Federal Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,317,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $6,724,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2017, the fund had $3,331,000 of long-term capital gains available for distribution.

At January 31, 2017, the cost of investment securities for tax purposes was $5,606,552,000.

Net unrealized depreciation of investment securities for tax purposes was $36,872,000, consisting of unrealized gains of $4,184,000 on securities that had risen in value since their purchase and $41,056,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $13,988,511,000 of investment securities and sold $14,733,695,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2016	572	215
Options Written	12,513	4,441
Options Expired	(2,065)	(807)
Options Closed	(8,012)	(3,159)
Options Exercised	—	—
Balance at January 31, 2017	3,008	690

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	270,833	25,077	166,939	15,490
Issued in Lieu of Cash Distributions	9,944	923	9,450	878
Redeemed	(264,813)	(24,536)	(279,545)	(25,944)
Net Increase (Decrease)—Investor Shares	15,964	1,464	(103,156)	(9,576)
Admiral Shares
Issued	1,688,505	156,406	1,230,824	114,220
Issued in Lieu of Cash Distributions	61,066	5,670	48,588	4,513
Redeemed	(1,231,516)	(114,263)	(1,046,791)	(97,150)
Net Increase (Decrease)—Admiral Shares	518,055	47,813	232,621	21,583

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

48

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.70%	1.81%

Financial Attributes

		Bloomberg
		Barclays Bloomberg
		5–10 Year	Barclays
		Treasury	Aggregate
	Fund	Index Bond Index

Number of Bonds	114	54	10,069

Yield to Maturity
(before expenses)	2.0%	2.2%	2.6%

Average Coupon	2.1%	2.1%	3.1%

Average Duration	5.3 years	6.6 years	6.0 years

Average Effective
Maturity	5.6 years	7.1 years	8.2 years

Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	1.0%
Treasury/Agency	99.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays
	Treasury	Aggregate Bond
	Index	Index
R-Squared	0.99	0.88
Beta	0.80	1.14
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.0%
3 - 5 Years	49.1
5 - 7 Years	25.9
7 - 10 Years	23.6
10 - 20 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.5%
Not Rated	0.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

49

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	-0.84%	1.19%	4.47%	$15,485

• • • • • • • •	Bloomberg Barclays U.S. 5–10 Year
	Treasury Bond Index	-1.41	1.47	5.08	16,418

– – – –	General Treasury U. Funds S. Average	-1.94	1.45	4.85	16,064
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares	-0.74%	1.29%	4.59%	$78,315
Bloomberg Barclays U.S. 5–10 Year Treasury
Bond Index	-1.41	1.47	5.08	82,088
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

50

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.98%	8.70%	13.68%	14.13%
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38
2017	1.51	-2.35	-0.84	-1.41

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.19%	1.29%	2.44%	1.97%	4.41%
Admiral Shares	2/12/2001	1.29	1.39	2.56	1.97	4.53

51

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.6%)
U.S. Government Securities (93.2%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	141,142	140,713
	United States Treasury Note/Bond	1.625%	8/31/19	2	2
	United States Treasury Note/Bond	1.375%	4/30/20	38,969	38,738
	United States Treasury Note/Bond	3.500%	5/15/20	64,294	68,232
1	United States Treasury Note/Bond	8.750%	5/15/20	31,589	38,815
	United States Treasury Note/Bond	1.500%	5/31/20	30,000	29,916
	United States Treasury Note/Bond	1.625%	6/30/20	70,861	70,916
	United States Treasury Note/Bond	1.625%	7/31/20	80,000	80,000
	United States Treasury Note/Bond	2.625%	8/15/20	95,803	99,066
	United States Treasury Note/Bond	8.750%	8/15/20	15,000	18,656
	United States Treasury Note/Bond	1.375%	8/31/20	46,121	45,696
	United States Treasury Note/Bond	2.125%	8/31/20	43,070	43,790
	United States Treasury Note/Bond	1.375%	9/30/20	57,100	56,511
	United States Treasury Note/Bond	2.000%	9/30/20	53,870	54,527
	United States Treasury Note/Bond	1.375%	10/31/20	74,271	73,435
	United States Treasury Note/Bond	1.750%	10/31/20	17,070	17,113
	United States Treasury Note/Bond	2.625%	11/15/20	121,431	125,529
	United States Treasury Note/Bond	1.625%	11/30/20	120,231	119,837
	United States Treasury Note/Bond	2.000%	11/30/20	69,866	70,608
	United States Treasury Note/Bond	1.750%	12/31/20	137,372	137,479
	United States Treasury Note/Bond	2.375%	12/31/20	50,000	51,235
	United States Treasury Note/Bond	1.375%	1/31/21	111,940	110,314
	United States Treasury Note/Bond	2.125%	1/31/21	92,599	93,931
	United States Treasury Note/Bond	3.625%	2/15/21	127,554	136,941
	United States Treasury Note/Bond	7.875%	2/15/21	22,862	28,285
	United States Treasury Note/Bond	1.125%	2/28/21	53,693	52,317
	United States Treasury Note/Bond	2.000%	2/28/21	78,751	79,490
	United States Treasury Note/Bond	1.250%	3/31/21	106,769	104,467
	United States Treasury Note/Bond	2.250%	3/31/21	36,260	36,929
	United States Treasury Note/Bond	1.375%	4/30/21	83,821	82,328
	United States Treasury Note/Bond	2.250%	4/30/21	61,460	62,574
	United States Treasury Note/Bond	3.125%	5/15/21	68,808	72,495
	United States Treasury Note/Bond	8.125%	5/15/21	16,919	21,292
	United States Treasury Note/Bond	1.375%	5/31/21	68,459	67,175
	United States Treasury Note/Bond	2.000%	5/31/21	63,191	63,645
	United States Treasury Note/Bond	1.125%	6/30/21	55,452	53,780
	United States Treasury Note/Bond	2.125%	6/30/21	62,353	63,094
	United States Treasury Note/Bond	1.125%	7/31/21	51,550	49,923

52

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	7/31/21	70,919	72,105
United States Treasury Note/Bond	2.125%	8/15/21	77,435	78,282
United States Treasury Note/Bond	8.125%	8/15/21	34,701	44,114
United States Treasury Note/Bond	1.125%	8/31/21	27,000	26,131
United States Treasury Note/Bond	2.000%	8/31/21	68,609	68,963
United States Treasury Note/Bond	1.125%	9/30/21	20,000	19,328
United States Treasury Note/Bond	2.125%	9/30/21	68,345	69,050
United States Treasury Note/Bond	2.000%	10/31/21	65,000	65,264
United States Treasury Note/Bond	2.000%	11/15/21	95,000	95,356
United States Treasury Note/Bond	8.000%	11/15/21	20,938	26,761
United States Treasury Note/Bond	1.875%	11/30/21	23,000	22,964
United States Treasury Note/Bond	2.000%	2/15/22	10,000	10,025
United States Treasury Note/Bond	1.750%	2/28/22	57	56
United States Treasury Note/Bond	1.750%	3/31/22	15,000	14,836
United States Treasury Note/Bond	1.750%	4/30/22	25,000	24,699
United States Treasury Note/Bond	1.750%	5/15/22	25,000	24,688
United States Treasury Note/Bond	2.125%	6/30/22	25,000	25,133
United States Treasury Note/Bond	2.000%	7/31/22	55,129	55,025
United States Treasury Note/Bond	1.625%	8/15/22	82,462	80,658
United States Treasury Note/Bond	7.250%	8/15/22	20,727	26,375
United States Treasury Note/Bond	1.875%	8/31/22	63,824	63,206
United States Treasury Note/Bond	1.750%	9/30/22	54,836	53,876
United States Treasury Note/Bond	1.875%	10/31/22	40,331	39,852
United States Treasury Note/Bond	1.625%	11/15/22	34,659	33,782
United States Treasury Note/Bond	7.625%	11/15/22	12,000	15,630
United States Treasury Note/Bond	2.000%	11/30/22	45,000	44,740
United States Treasury Note/Bond	2.125%	12/31/22	46,752	46,766
United States Treasury Note/Bond	1.750%	1/31/23	60,000	58,706
United States Treasury Note/Bond	2.000%	2/15/23	115,783	114,915
United States Treasury Note/Bond	1.500%	2/28/23	53,159	51,216
United States Treasury Note/Bond	1.500%	3/31/23	60,337	58,056
United States Treasury Note/Bond	1.625%	4/30/23	62,500	60,508
United States Treasury Note/Bond	1.750%	5/15/23	128,957	125,733
United States Treasury Note/Bond	1.625%	5/31/23	65,781	63,623
United States Treasury Note/Bond	1.375%	6/30/23	87,279	83,024
United States Treasury Note/Bond	2.500%	8/15/23	134,880	137,324
United States Treasury Note/Bond	1.375%	8/31/23	75,300	71,453
United States Treasury Note/Bond	1.375%	9/30/23	43,000	40,769
United States Treasury Note/Bond	1.625%	10/31/23	20,000	19,253
United States Treasury Note/Bond	2.750%	11/15/23	131,353	135,663
United States Treasury Note/Bond	2.750%	2/15/24	69,119	71,376
United States Treasury Note/Bond	2.500%	5/15/24	64,223	65,186
United States Treasury Note/Bond	2.375%	8/15/24	95,018	95,464
United States Treasury Note/Bond	2.250%	11/15/24	130,000	129,147
United States Treasury Note/Bond	2.000%	2/15/25	155,384	151,232
United States Treasury Note/Bond	2.125%	5/15/25	142,000	139,204
United States Treasury Note/Bond	2.000%	8/15/25	99,009	95,884
United States Treasury Note/Bond	2.250%	11/15/25	115,990	114,395
United States Treasury Note/Bond	1.625%	2/15/26	95,084	88,814
United States Treasury Note/Bond	6.000%	2/15/26	29,000	37,446
United States Treasury Note/Bond	1.625%	5/15/26	59,891	55,820
United States Treasury Note/Bond	1.500%	8/15/26	71,900	66,103
United States Treasury Note/Bond	6.750%	8/15/26	17,300	23,641
United States Treasury Note/Bond	2.000%	11/15/26	75,000	72,070
United States Treasury Note/Bond	6.500%	11/15/26	7,000	9,465
				5,942,949

53

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (4.4%)
2	AID-Iraq	2.149%	1/18/22	29,800	29,727
2	AID-Israel	5.500%	9/18/23	8,000	9,473
2	AID-Israel	5.500%	4/26/24	10,700	12,795
2	AID-Israel	0.000%	5/1/24	13,215	10,541
2	AID-Israel	0.000%	11/1/24	75,000	59,827
2	AID-Israel	0.000%	8/15/25	15,929	12,178
2	AID-Tunisia	1.416%	8/5/21	15,200	14,649
2	AID-Ukraine	1.471%	9/29/21	23,100	22,467
	Private Export Funding Corp.	2.300%	9/15/20	13,600	13,779
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,558
	Private Export Funding Corp.	2.800%	5/15/22	15,470	15,883
	Private Export Funding Corp.	3.550%	1/15/24	23,800	25,211
	Private Export Funding Corp.	2.450%	7/15/24	6,085	5,995
	Private Export Funding Corp.	3.250%	6/15/25	18,600	19,275
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	1,988	1,468
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	16,673	12,181
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	8,704	6,290
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	8,704	6,236
					282,533
Nonconventional Mortgage-Backed Securities (1.0%)
[3,4]	Fannie Mae Pool	2.995%	5/1/38	21,948	23,332
[3,4,5] Fannie Mae REMICS		1.121%	2/25/46	12,638	12,563
[3,4,5] Fannie Mae REMICS		1.221%	2/25/46	8,130	8,117
[3,4,5] Freddie Mac REMICS		1.167%	5/15/46	9,624	9,624
[3,4,5] Freddie Mac REMICS		1.217%	10/15/46	7,420	7,389
					61,025
Total U.S. Government and Agency Obligations (Cost $6,369,062)					6,286,507

				Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
6	Vanguard Market Liquidity Fund (Cost $32,545)	0.856%		325,414	32,544

			Expiration
			Date	Contracts
Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	338	259
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $122.00		2/24/17	204	13
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	338	100
Total Options on Futures Purchased (Cost $401)					372
Total Investments (99.1%) (Cost $6,402,008)					6,319,423

54

Intermediate-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	215	(144)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	123	(115)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	221	(21)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	141	(17)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	46	(14)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	215	(70)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	123	(58)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	209	(23)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	46	(14)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	46	(9)
Total Liability for Options Written (Premiums received $557)			(485)

			Amount
			($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard			480
Receivables for Investment Securities Sold			216,720
Receivables for Accrued Income			38,481
Receivables for Capital Shares Issued			3,508
Other Assets			651
Total Other Assets			259,840
Liabilities
Payables for Investment Securities Purchased			(183,167)
Payables for Capital Shares Redeemed			(8,935)
Payables for Distributions			(1,281)
Payables to Vanguard			(3,857)
Other Liabilities			(6,266)
Total Liabilities			(203,506)
Net Assets (100%)			6,375,272

55

Intermediate-Term Treasury Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,489,372
Overdistributed Net Investment Income	(39)
Accumulated Net Realized Losses	(32,338)
Unrealized Appreciation (Depreciation)
Investment Securities	(82,556)
Futures Contracts	790
Options on Futures Contracts	43
Net Assets	6,375,272

Investor Shares—Net Assets
Applicable to 106,684,039 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,185,273
Net Asset Value Per Share—Investor Shares	$11.11

Admiral Shares—Net Assets
Applicable to 467,142,029 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,189,999
Net Asset Value Per Share—Admiral Shares	$11.11

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,105,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	115,546
Total Income	115,546
Expenses
The Vanguard Group—Note B
Investment Advisory Services	756
Management and Administrative—Investor Shares	2,084
Management and Administrative—Admiral Shares	3,942
Marketing and Distribution—Investor Shares	300
Marketing and Distribution—Admiral Shares	569
Custodian Fees	72
Auditing Fees	40
Shareholders’ Reports—Investor Shares	58
Shareholders’ Reports—Admiral Shares	74
Trustees’ Fees and Expenses	5
Total Expenses	7,900
Net Investment Income	107,646
Realized Net Gain (Loss)
Investment Securities Sold[1]	51,197
Futures Contracts	(2,525)
Options on Futures Contracts	1,187
Realized Net Gain (Loss)	49,859
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(219,086)
Futures Contracts	345
Options on Futures Contracts	83
Change in Unrealized Appreciation (Depreciation)	(218,658)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,153)
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $263,000 and $6,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,646	99,163
Realized Net Gain (Loss)	49,859	54,613
Change in Unrealized Appreciation (Depreciation)	(218,658)	(73,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,153)	80,313
Distributions
Net Investment Income
Investor Shares	(20,235)	(21,690)
Admiral Shares	(87,462)	(77,473)
Realized Capital Gain[1]
Investor Shares	(13,925)	(10,674)
Admiral Shares	(60,625)	(37,140)
Total Distributions	(182,247)	(146,977)
Capital Share Transactions
Investor Shares	(95,973)	(46,493)
Admiral Shares	540,212	609,495
Net Increase (Decrease) from Capital Share Transactions	444,239	563,002
Total Increase (Decrease)	200,839	496,338
Net Assets
Beginning of Period	6,174,433	5,678,095
End of Period[2]	6,375,272	6,174,433
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $31,363,000 and $10,971,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($39,000) and $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.51	$11.66	$11.29	$11.60	$11.78
Investment Operations
Net Investment Income	.177	.188	.188	.170	.156
Net Realized and Unrealized Gain (Loss)
on Investments	(. 271)	(. 057)	. 410	(. 256)	(. 028)
Total from Investment Operations	(. 094)	.131	. 598	(. 086)	.128
Distributions
Dividends from Net Investment Income	(.177)	(.188)	(.188)	(.170)	(.156)
Distributions from Realized Capital Gains	(.129)	(. 093)	(. 040)	(. 054)	(.152)
Total Distributions	(. 306)	(. 281)	(. 228)	(. 224)	(. 308)
Net Asset Value, End of Period	$11.11	$11.51	$11.66	$11.29	$11.60

Total Return[1]	-0.84%	1.17%	5.38%	-0.74%	1.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,185	$1,326	$1,391	$1,469	$1,902
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.64%	1.66%	1.48%	1.33%
Portfolio Turnover Rate[2]	152%	142%	63%	42%	117%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 34%, 22%, 0%, and 64% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.51	$11.66	$11.29	$11.60	$11.78
Investment Operations
Net Investment Income	.188	.199	.199	.181	.168
Net Realized and Unrealized Gain (Loss)
on Investments	(. 271)	(. 057)	. 410	(. 256)	(. 028)
Total from Investment Operations	(. 083)	.142	. 609	(. 075)	.140
Distributions
Dividends from Net Investment Income	(.188)	(.199)	(.199)	(.181)	(.168)
Distributions from Realized Capital Gains	(.129)	(. 093)	(. 040)	(. 054)	(.152)
Total Distributions	(. 317)	(. 292)	(. 239)	(. 235)	(. 320)
Net Asset Value, End of Period	$11.11	$11.51	$11.66	$11.29	$11.60

Total Return[1]	-0.74%	1.27%	5.48%	-0.64%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,190	$4,849	$4,287	$3,619	$4,112
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.74%	1.76%	1.58%	1.43%
Portfolio Turnover Rate[2]	152%	142%	63%	42%	117%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 34%, 22%, 0%, and 64% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

61

Intermediate-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

62

Intermediate-Term Treasury Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $480,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

63

Intermediate-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,286,507	—
Temporary Cash Investments	32,544	—	—
Options on Futures Purchased	372	—	—
Liability for Options Written	(485)	—	—
Futures Contracts—Assets[1]	432	—	—
Futures Contracts—Liabilities[1]	(347)	—	—
Total	32,516	6,286,507	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2017	1,052	228,070	147
5-Year U.S. Treasury Note	March 2017	701	82,625	259
Ultra 10-Year U.S. Treasury Note	March 2017	(511)	(68,554)	106
10-Year U.S. Treasury Note	March 2017	542	67,462	331
Ultra Long U.S. Treasury Bond	March 2017	(33)	(5,303)	(53)
				790

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,188,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2017, the fund had available capital losses totaling $29,342,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $6,403,770,000.

Net unrealized depreciation of investment securities for tax purposes was $84,719,000, consisting of unrealized gains of $7,993,000 on securities that had risen in value since their purchase and $92,712,000 in unrealized losses on securities that had fallen in value since their purchase.

64

Intermediate-Term Treasury Fund

F. During the year ended January 31, 2017, the fund purchased $10,237,567,000 of investment securities and sold $10,006,298,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2016	441	178
Options Written	12,709	4,594
Options Expired	(810)	(346)
Options Closed	(10,955)	(3,869)
Options Exercised	—	—
Balance at January 31, 2017	1,385	557

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	373,162	32,365	363,612	31,784
Issued in Lieu of Cash Distributions	31,595	2,791	29,945	2,628
Redeemed	(500,730)	(43,639)	(440,050)	(38,566)
Net Increase (Decrease)—Investor Shares	(95,973)	(8,483)	(46,493)	(4,154)
Admiral Shares
Issued	1,898,262	164,741	1,399,945	122,568
Issued in Lieu of Cash Distributions	124,816	11,036	96,859	8,502
Redeemed	(1,482,866)	(129,928)	(887,309)	(77,630)
Net Increase (Decrease) —Admiral Shares	540,212	45,849	609,495	53,440

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

65

GNMA Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	1.96%	2.06%

Financial Attributes

		Bloomberg Bloomberg
		Barclays	Barclays
		GNMA	Aggregate
	Fund	Index	Bond Index
Number of Bonds	37	91	10,069
Yield to Maturity
(before expenses)	2.9%	2.8%	2.6%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	5.0 years	4.8 years	6.0 years
Average Effective
Maturity	7.5 years	7.2 years	8.2 years
Short-Term
Reserves	4.1%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Collateralized Mortgage Obligations	1.4%
Government Mortgage-Backed	97.8
Other Government	0.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays
	GNMA	Aggregate Bond
	Index	Index
R-Squared	0.97	0.79
Beta	1.07	0.60
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.3%
Aaa	0.7

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	0.7%
1.0% to 4.0%	65.9
4.0% to 6.0%	30.1
6.0% and above	3.3

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

66

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	GNMA Fund Investor Shares	0.49%	1.84%	4.36%	$15,316

• • • • • • • •	Bloomberg Barclays U.S. GNMA Bond
	Index	0.28	1.73	4.34	15,293

– – – –	GNMA Funds Average	0.13	1.16	3.77	14,482
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	0.59%	1.94%	4.46%	$77,366
Bloomberg Barclays U.S. GNMA Bond Index	0.28	1.73	4.34	76,466
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

67

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.51%	3.05%	8.56%	8.80%
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10
2017	2.19	-1.70	0.49	0.28

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	1.85%	1.95%	3.35%	1.01%	4.36%
Admiral Shares	2/12/2001	1.95	2.05	3.46	1.01	4.47

68

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
Conventional Mortgage-Backed Securities (97.1%)
[1,2]	Fannie Mae Pool	2.250%	10/1/26–11/1/26	65,374	62,422
[1,2]	Fannie Mae Pool	2.500%	10/1/26–2/1/47	25,271	25,365
[1,2]	Fannie Mae Pool	2.640%	12/1/31	15,675	14,924
[1,2]	Fannie Mae Pool	2.710%	9/1/31	7,110	6,779
[1,2]	Fannie Mae Pool	2.720%	9/1/31	1,491	1,439
[1,2]	Fannie Mae Pool	2.870%	2/1/32	21,360	20,265
[1,2]	Fannie Mae Pool	2.950%	11/1/25–6/1/31	6,449	6,484
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,612	2,582
[1,2]	Fannie Mae Pool	3.000%	4/1/25–2/1/32	3,071	3,181
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	1,960
[1,2]	Fannie Mae Pool	3.220%	12/1/26	5,668	5,850
[1,2]	Fannie Mae Pool	3.230%	2/1/27–8/1/27	5,305	5,460
[1,2]	Fannie Mae Pool	3.240%	1/1/27	3,800	3,927
[1,2]	Fannie Mae Pool	3.250%	11/1/23	9,492	9,808
[1,2]	Fannie Mae Pool	3.270%	12/1/23–7/1/30	51,645	52,265
[1,2]	Fannie Mae Pool	3.300%	12/1/23	5,890	6,100
[1,2]	Fannie Mae Pool	3.320%	7/1/23–7/1/30	15,246	15,465
[1,2]	Fannie Mae Pool	3.340%	4/1/24–1/1/32	14,702	15,260
[1,2]	Fannie Mae Pool	3.350%	7/1/27–11/1/30	19,409	19,747
[1,2]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	18,697	19,407
[1,2]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	7,734	8,039
[1,2]	Fannie Mae Pool	3.380%	1/1/27–7/1/27	7,694	7,989
[1,2]	Fannie Mae Pool	3.410%	11/1/23–7/1/27	11,834	12,286
[1,2]	Fannie Mae Pool	3.415%	11/1/23	6,418	6,675
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,530	1,526
[1,2]	Fannie Mae Pool	3.430%	6/1/30	1,314	1,348
[1,2]	Fannie Mae Pool	3.440%	1/1/24	5,835	6,080
[1,2]	Fannie Mae Pool	3.450%	1/1/24–1/1/24	22,658	23,621
[1,2]	Fannie Mae Pool	3.460%	9/1/23–9/1/29	103,911	108,579
[1,2]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,229	6,497
[1,2]	Fannie Mae Pool	3.480%	1/1/24	4,392	4,585
[1,2]	Fannie Mae Pool	3.490%	7/1/30	9,952	10,228
[1,2,3]	Fannie Mae Pool	3.500%	2/1/27–2/1/47	188,281	192,508
[1,2]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	27,646	28,884
[1,2]	Fannie Mae Pool	3.520%	1/1/24	4,791	5,010
[1,2]	Fannie Mae Pool	3.530%	2/1/24	7,506	7,857

69

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.540%	8/1/23–6/1/30	27,822	29,082
[1,2]	Fannie Mae Pool	3.550%	10/1/23–2/1/30	42,867	44,876
[1,2]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,742	7,063
[1,2]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,660	41,526
[1,2]	Fannie Mae Pool	3.580%	2/1/24–1/1/31	54,685	56,973
[1,2]	Fannie Mae Pool	3.590%	7/1/23–9/1/30	52,984	54,587
[1,2]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,372	8,766
[1,2]	Fannie Mae Pool	3.610%	8/1/23–10/1/29	35,785	37,288
[1,2]	Fannie Mae Pool	3.620%	2/1/24	8,038	8,454
[1,2]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,311	17,142
[1,2]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	22,980	24,152
[1,2]	Fannie Mae Pool	3.660%	11/1/23	2,583	2,717
[1,2]	Fannie Mae Pool	3.665%	1/1/24	36,898	38,873
[1,2]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	22,663	23,831
[1,2]	Fannie Mae Pool	3.680%	10/1/23–1/1/24	15,418	16,243
[1,2]	Fannie Mae Pool	3.690%	1/1/24	5,652	5,966
[1,2]	Fannie Mae Pool	3.700%	10/1/23–12/1/25	22,034	23,175
[1,2]	Fannie Mae Pool	3.710%	9/1/23	7,401	7,798
[1,2]	Fannie Mae Pool	3.725%	10/1/23	3,393	3,580
[1,2]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	9,932	10,482
[1,2]	Fannie Mae Pool	3.755%	8/1/25	6,997	7,389
[1,2]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	8,618
[1,2]	Fannie Mae Pool	3.765%	12/1/25	42,997	45,555
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,505	2,650
[1,2]	Fannie Mae Pool	3.800%	10/1/23	7,304	7,735
[1,2]	Fannie Mae Pool	3.820%	11/1/25–11/1/25	10,899	11,575
[1,2]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	19,455	20,653
[1,2]	Fannie Mae Pool	3.840%	1/1/24	2,926	3,110
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,033
[1,2]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,649
[1,2]	Fannie Mae Pool	3.870%	10/1/25	11,181	11,901
[1,2]	Fannie Mae Pool	3.890%	5/1/30	14,365	15,218
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	13,892
[1,2]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,606	24,128
[1,2]	Fannie Mae Pool	3.940%	8/1/25	12,116	12,937
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,517	8,020
[1,2]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	7,485	8,007
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,406	9,728
[1,2]	Fannie Mae Pool	4.000%	5/1/46–6/1/46	10,898	11,445
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,548	16,793
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,276	2,454
[1,2]	Fannie Mae Pool	4.080%	2/1/29	2,974	3,202
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	75,105	80,996
[1,2]	Fannie Mae Pool	4.180%	11/1/30	29,927	32,050
[1,2]	Fannie Mae Pool	4.190%	10/1/23	725	780
[1,2]	Fannie Mae Pool	4.210%	1/1/26	985	1,068
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,613	4,900
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,370	5,836
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,845	10,747
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,223	2,428
[1,2]	Fannie Mae Pool	4.500%	7/1/39–2/1/47	13,898	15,630
[1,2]	Fannie Mae Pool	5.180%	2/1/26	2,952	3,337
[1,2]	Fannie Mae Pool	6.000%	7/1/22	7	8
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	3,830	4,351

70

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–2/1/47	1,104,840	1,095,155
[1,2]	Freddie Mac Gold Pool	3.500%	10/1/46–12/1/46	13,548	13,855
[1,2,3] Freddie Mac Gold Pool		4.000%	9/1/30–3/1/47	718,416	752,642
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–1/1/47	106,964	115,274
[1,2]	Freddie Mac Gold Pool	5.000%	6/1/29–8/1/44	42,270	46,065
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	119,907	116,738
1	Ginnie Mae I Pool	3.000%	1/15/26–2/1/47	1,448,317	1,464,822
1	Ginnie Mae I Pool	3.500%	7/15/39–2/1/47	951,578	991,199
1	Ginnie Mae I Pool	3.750%	7/15/42	3,716	3,918
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	8,140	8,696
1	Ginnie Mae I Pool	4.000%	6/15/19–3/1/47	1,321,195	1,405,694
1	Ginnie Mae I Pool	4.500%	5/15/19–1/15/45	921,715	999,498
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/47	889,199	976,337
1	Ginnie Mae I Pool	5.500%	9/15/23–2/1/47	542,422	601,364
1	Ginnie Mae I Pool	6.000%	1/15/19–2/1/47	304,022	337,824
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	221,406	246,625
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	65,039	75,469
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	59	60
[1,4]	Ginnie Mae I Pool	7.500%	10/15/31	24,668	28,721
1	Ginnie Mae I Pool	7.750%	2/15/27	25	26
1	Ginnie Mae I Pool	8.000%	8/15/31	9,304	10,852
1	Ginnie Mae I Pool	8.500%	2/15/17–6/15/28	1,276	1,347
1	Ginnie Mae I Pool	9.000%	3/15/17–5/15/21	29	34
1	Ginnie Mae I Pool	9.500%	6/15/17–8/15/21	328	349
1	Ginnie Mae I Pool	10.000%	11/15/17–7/15/19	6	6
1	Ginnie Mae I Pool	11.000%	2/15/18	1	1
1	Ginnie Mae II Pool	1.500%	6/20/39–12/20/44	757	671
1	Ginnie Mae II Pool	2.000%	10/20/43	170	149
1	Ginnie Mae II Pool	2.500%	11/20/42–1/20/47	699,766	677,693
[1,3]	Ginnie Mae II Pool	3.000%	4/20/31–2/1/47	3,357,761	3,390,300
[1,3]	Ginnie Mae II Pool	3.500%	11/20/26–2/1/47	7,026,607	7,278,232
1	Ginnie Mae II Pool	4.000%	4/20/39–2/1/47	716,396	759,326
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/47	1,180,074	1,274,933
1	Ginnie Mae II Pool	5.000%	10/20/32–2/1/47	420,654	455,754
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	46,122	50,810
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	60,680	68,347
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,671	1,902
1	Ginnie Mae II Pool	7.000%	10/20/25	16	16
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	140	160
1	Ginnie Mae II Pool	10.000%	3/20/18–7/20/18	2	2
					24,861,665
Nonconventional Mortgage-Backed Securities (2.1%)
[1,2]	Fannie Mae Pool	2.331%	8/1/43	17,063	17,230
[1,2]	Fannie Mae Pool	2.768%	9/1/44	19,413	19,745
[1,2]	Fannie Mae REMICS	3.000%	6/25/43	26,646	22,024
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	6,292	7,058
[1,2]	Freddie Mac Non Gold Pool	2.269%	9/1/43	10,824	10,875
[1,2]	Freddie Mac Non Gold Pool	2.272%	8/1/43	28,167	28,367
[1,2]	Freddie Mac Non Gold Pool	2.735%	10/1/44	35,476	35,806
[1,2]	Freddie Mac Non Gold Pool	2.823%	10/1/44	16,879	17,058
[1,2]	Freddie Mac Non Gold Pool	2.838%	7/1/44	13,602	13,765
[1,2]	Freddie Mac Non Gold Pool	2.924%	4/1/44	19,119	19,319
[1,2]	Freddie Mac Non Gold Pool	2.946%	9/1/44	11,310	11,406
[1,2]	Freddie Mac Non Gold Pool	3.116%	10/1/44	24,238	24,494

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	72,069	67,275
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	17,608	19,899
[1,5]	Ginnie Mae REMICS	0.977%	2/20/37	4,449	4,395
1	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	44,344	38,160
1	Ginnie Mae REMICS	3.000%	3/20/40–8/20/44	62,635	58,233
1	Ginnie Mae REMICS	3.250%	8/20/44	7,719	6,945
1	Ginnie Mae REMICS	3.500%	7/20/43	23,327	23,889
1	Ginnie Mae REMICs	3.500%	9/20/44	8,334	8,603
1	Ginnie Mae REMICS	3.750%	7/20/44	1,782	1,777
1	Ginnie Mae REMICS	4.500%	6/20/39	4,594	4,973
1	Ginnie Mae REMICS	5.000%	6/16/37	19,296	21,382
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	23,677	25,924
[1,5]	Government National Mortgage Assn.	2.700%	5/16/35	14,046	13,643
1	Government National Mortgage Assn.	2.400%	12/16/56	27,336	27,283
					549,528
Total U.S. Government and Agency Obligations (Cost $25,314,531)					25,411,193
Temporary Cash Investments (4.2%)
Repurchase Agreements (2.1%)
	Bank of America Securities, LLC (Dated 1/31/17,
	Repurchase Value $37,801,000, collateralized
	by Government National Mortgage Assn.,
	3.500%, 1/20/47, with a value of $38,556,000)	0.540%	2/1/17	37,800	37,800
	Bank of Montreal (Dated 1/31/17, Repurchase
	Value $38,801,000, collateralized by U.S.
	Treasury Bill 0.000%, 5/25/17, and U.S. Treasury
	Note/Bond 0.875%–2.750%, 5/31/17–8/15/46,
	with a value of $39,576,000)	0.520%	2/1/17	38,800	38,800
	Bank of Nova Scotia (Dated 1/31/17, Repurchase
	Value $20,000,000, collateralized by U.S.
	Treasury Note/Bond 0.875%–8.500%,
	3/31/18–1/31/22, with a value of $20,400,000)	0.540%	2/1/17	20,000	20,000
	Barclays Capital Inc. (Dated 1/31/17, Repurchase
	Value $62,501,000, collateralized by U.S.
	Treasury Note/Bond 2.750%–3.000%,
	11/15/42–11/15/44, with a value of $63,750,000)	0.530%	2/1/17	62,500	62,500
	Citigroup Global Markets Inc. (Dated 1/31/17,
	Repurchase Value $6,600,000, collateralized
	by U.S. Treasury Note/Bond 1.125%, 1/31/19,
	with a value of $6,732,000)	0.540%	2/1/17	6,600	6,600
	Credit Suisse Securities (USA), LLC (Dated
	1/31/17, Repurchase Value $30,000,000,
	collateralized by U.S. Treasury Note/Bond
	2.000%–2.125%, 6/30/21–8/31/21, with a
	value of $30,603,000)	0.530%	2/1/17	30,000	30,000
	HSBC Securities USA (Dated 1/31/17,
	Repurchase Value $75,001,000, collateralized
	by Federal National Mortgage Assn. 3.500%,
	12/1/46, with a value of $76,503,000)	0.520%	2/1/17	75,000	75,000
	Societe Generale (Dated 1/31/17, Repurchase
	Value $48,101,000, collateralized by U.S.
	Treasury Note/Bond 1.125%–3.625%,
	1/31/19–2/15/20, with a value of $49,062,000)	0.530%	2/1/17	48,100	48,100

72

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
TD Securities (USA) LLC (Dated 1/31/17,
Repurchase Value $1,900,000, collateralized
by Federal National Mortgage Assn. 3.000%,
12/1/46, with a value of $1,938,000)	0.550%	2/1/17	1,900	1,900
Wells Fargo & Co. (Dated 1/31/17, Repurchase
Value $230,404,000, collateralized by Federal
Home Loan Mortgage Corp. 3.500%, 12/1/46,
with a value of $235,008,000)	0.550%	2/1/17	230,400	230,400
				551,100

			Shares
Money Market Fund (1.3%)
6 Vanguard Market Liquidity Fund	0.856%		3,246,171	324,650

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (0.8%)
United States Treasury Bill	0.460%	2/2/17	200,000	199,998
Total Temporary Cash Investments (Cost $1,075,715)				1,075,748
Total Investments (103.4%) (Cost $26,390,246)				26,486,941
Other Assets and Liabilities (-3.4%)
Other Assets[7]				3,858,217
Liabilities				(4,738,708)
				(880,491)
Net Assets (100%)				25,606,450

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				26,162,291
Affiliated Vanguard Funds				324,650
Total Investments in Securities				26,486,941
Investment in Vanguard				1,912
Receivables for Investment Securities Sold				3,751,416
Receivables for Accrued Income				86,187
Receivables for Capital Shares Issued				11,716
Other Assets[7]				6,986
Total Assets				30,345,158
Liabilities
Payables for Investment Securities Purchased				4,647,994
Payables to Investment Advisor				628
Payables for Capital Shares Redeemed				24,946
Payables for Distributions				7,790
Payables to Vanguard				43,638
Other Liabilities				13,712
Total Liabilities				4,738,708
Net Assets				25,606,450

73

GNMA Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	25,700,241
Overdistributed Net Investment Income	(6,035)
Accumulated Net Realized Losses	(183,774)
Unrealized Appreciation (Depreciation)
Investment Securities	96,695
Futures Contracts	(677)
Net Assets	25,606,450

Investor Shares—Net Assets
Applicable to 760,601,903 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,993,017
Net Asset Value Per Share—Investor Shares	$10.51

Admiral Shares—Net Assets
Applicable to 1,676,064,026 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,613,433
Net Asset Value Per Share—Admiral Shares	$10.51

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2017.
4 Securities with a value of $28,384,000 have been segregated as initial margin for open futures contracts.
5 Adjustable-rate security.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
7 Cash of $3,072,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

74

GNMA Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	636,280
Total Income	636,280
Expenses
Investment Advisory Fees—Note B	2,538
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,635
Management and Administrative—Admiral Shares	15,500
Marketing and Distribution—Investor Shares	1,534
Marketing and Distribution—Admiral Shares	1,390
Custodian Fees	1,017
Auditing Fees	43
Shareholders’ Reports—Investor Shares	292
Shareholders’ Reports—Admiral Shares	192
Trustees’ Fees and Expenses	45
Total Expenses	37,186
Net Investment Income	599,094
Realized Net Gain (Loss)
Investment Securities Sold[1]	(4,170)
Futures Contracts	10,863
Realized Net Gain (Loss)	6,693
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(468,630)
Futures Contracts	6,328
Change in Unrealized Appreciation (Depreciation)	(462,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	143,485
1 Interest income and realized net gain (loss) from an affiliated company of the fund was $6,958,000 and $100,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

75

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	599,094	626,184
Realized Net Gain (Loss)	6,693	40,285
Change in Unrealized Appreciation (Depreciation)	(462,302)	(178,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	143,485	487,807
Distributions
Net Investment Income
Investor Shares	(186,773)	(204,826)
Admiral Shares	(415,068)	(421,902)
Realized Capital Gain[1]
Investor Shares	(58,484)	(45,393)
Admiral Shares	(127,768)	(87,317)
Total Distributions	(788,093)	(759,438)
Capital Share Transactions
Investor Shares	(291,177)	(583,543)
Admiral Shares	640,086	50,674
Net Increase (Decrease) from Capital Share Transactions	348,909	(532,869)
Total Increase (Decrease)	(295,699)	(804,500)
Net Assets
Beginning of Period	25,902,149	26,706,649
End of Period[2]	25,606,450	25,902,149
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $186,251,000 and $68,321,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,035,000) and ($3,308,000).

See accompanying Notes, which are an integral part of the Financial Statements.

76

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.77	$10.88	$10.61	$10.83	$11.09
Investment Operations
Net Investment Income	.236	.249	.275	.244	.288
Net Realized and Unrealized Gain (Loss)
on Investments	(.183)	(. 055)	. 278	(. 210)	(.139)
Total from Investment Operations	.053	.194	.553	.034	.149
Distributions
Dividends from Net Investment Income	(. 237)	(. 250)	(. 274)	(. 244)	(. 288)
Distributions from Realized Capital Gains	(. 076)	(. 054)	(. 009)	(. 010)	(.121)
Total Distributions	(. 313)	(. 304)	(. 283)	(. 254)	(. 409)
Net Asset Value, End of Period	$10.51	$10.77	$10.88	$10.61	$10.83

Total Return[1]	0.49%	1.83%	5.29%	0.34%	1.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,993	$8,483	$9,163	$9,535	$13,745
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.33%	2.56%	2.31%	2.59%
Portfolio Turnover Rate[2]	926%	706%	685%	167%	130%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 300%, 219%, 268%, 149%, and 82% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.77	$10.88	$10.61	$10.83	$11.09
Investment Operations
Net Investment Income	.247	.260	.286	.255	.299
Net Realized and Unrealized Gain (Loss)
on Investments	(.183)	(. 055)	. 278	(. 210)	(.139)
Total from Investment Operations	.064	.205	.564	.045	.160
Distributions
Dividends from Net Investment Income	(. 248)	(. 261)	(. 285)	(. 255)	(. 299)
Distributions from Realized Capital Gains	(. 076)	(. 054)	(. 009)	(. 010)	(.121)
Total Distributions	(. 324)	(. 315)	(. 294)	(. 265)	(. 420)
Net Asset Value, End of Period	$10.51	$10.77	$10.88	$10.61	$10.83

Total Return[1]	0.59%	1.93%	5.39%	0.44%	1.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,613	$17,419	$17,544	$17,277	$25,127
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.43%	2.66%	2.41%	2.69%
Portfolio Turnover Rate[2]	926%	706%	685%	167%	130%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 300%, 219%, 268%, 149%, and 82% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains

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GNMA Fund

cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counter-parties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2017, counterparties had deposited in segregated accounts securities and cash with a value of $6,388,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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GNMA Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2017, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,912,000, representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,388,029	23,164
Temporary Cash Investments	324,650	751,098	—
Futures Contracts—Assets[1]	61	—	—
Futures Contracts—Liabilities[1]	(1,231)	—	—
Total	323,480	26,139,127	23,164
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	March 2017	(1,305)	(196,851)	(514)
10-Year U.S. Treasury Note	March 2017	(413)	(51,405)	(130)
Ultra 10-Year U.S. Treasury Note	March 2017	162	21,733	(33)
				(677)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,560,000 from accumulated net realized losses to paid-in capital.

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GNMA Fund

For tax purposes, at January 31, 2017, the fund had available capital losses totaling $180,977,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $26,393,719,000. Net unrealized appreciation of investment securities for tax purposes was $93,222,000, consisting of unrealized gains of $332,681,000 on securities that had risen in value since their purchase and $239,459,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2017, the fund purchased $242,882,796,000 of investment securities and sold $242,217,426,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,214,567	112,786	1,129,494	105,200
Issued in Lieu of Cash Distributions	226,412	21,185	230,862	21,477
Redeemed	(1,732,156)	(161,229)	(1,943,899)	(181,283)
Net Increase (Decrease)—Investor Shares	(291,177)	(27,258)	(583,543)	(54,606)
Admiral Shares
Issued	3,297,937	306,270	2,432,969	226,679
Issued in Lieu of Cash Distributions	430,560	40,297	399,396	37,158
Redeemed	(3,088,411)	(288,180)	(2,781,691)	(259,262)
Net Increase (Decrease)—Admiral Shares	640,086	58,387	50,674	4,575

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

83

Long-Term Treasury Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.64%	2.74%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		Long	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	58	46	10,069

Yield to Maturity
(before expenses)	3.0%	3.0%	2.6%

Average Coupon	3.2%	3.4%	3.1%

Average Duration	16.6 years	17.4 years	6.0 years

Average Effective
Maturity	24.4 years	25.1 years	8.2 years

Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	1.1%
Treasury/Agency	98.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	Long	Barclays
	Treasury	Aggregate Bond
	Index	Index
R-Squared	0.99	0.87
Beta	1.04	3.61
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
3 - 5 Years	0.4
5 - 7 Years	0.3
7 - 10 Years	2.7
10 - 20 Years	8.8
20 - 30 Years	87.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.7%
Not Rated	0.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor Shares	-3.21%	2.47%	6.57%	$18,902

• • • • • • • •	Bloomberg Barclays U.S. Long Treasury
	Bond Index	-3.14	2.61	6.80	19,307

– – – –	General U.S. Treasury Funds Average	-1.94	1.45	4.85	16,064
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	-3.12%	2.57%	6.70%	$95,596
Bloomberg Barclays U.S. Long Treasury Bond
Index	-3.14	2.61	6.80	96,536
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

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Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.27%	7.82%	13.09%	13.58%
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	2.59	-7.50	-4.91	-4.43
2017	2.44	-5.65	-3.21	-3.14

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	1.20%	2.35%	3.63%	2.78%	6.41%
Admiral Shares	2/12/2001	1.30	2.45	3.76	2.78	6.54

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Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (95.8%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	80,918	80,672
	United States Treasury Note/Bond	6.375%	8/15/27	18,000	24,458
	United States Treasury Note/Bond	6.125%	11/15/27	52,700	70,675
	United States Treasury Note/Bond	5.500%	8/15/28	35,300	45,686
	United States Treasury Note/Bond	5.250%	11/15/28	13,300	16,937
	United States Treasury Note/Bond	5.250%	2/15/29	7,650	9,775
	United States Treasury Note/Bond	6.125%	8/15/29	8,000	11,048
	United States Treasury Note/Bond	6.250%	5/15/30	10,000	14,138
	United States Treasury Note/Bond	5.375%	2/15/31	10,000	13,323
	United States Treasury Note/Bond	4.500%	2/15/36	24,000	30,337
	United States Treasury Note/Bond	4.750%	2/15/37	5,000	6,503
	United States Treasury Note/Bond	5.000%	5/15/37	39,000	52,309
	United States Treasury Note/Bond	4.375%	2/15/38	10,000	12,431
	United States Treasury Note/Bond	4.500%	5/15/38	11,000	13,896
	United States Treasury Note/Bond	3.500%	2/15/39	25,300	27,684
	United States Treasury Note/Bond	4.250%	5/15/39	47,866	58,142
	United States Treasury Note/Bond	4.500%	8/15/39	43,600	54,786
	United States Treasury Note/Bond	4.375%	11/15/39	51,000	63,025
	United States Treasury Note/Bond	4.625%	2/15/40	67,000	85,676
	United States Treasury Note/Bond	4.375%	5/15/40	66,049	81,652
	United States Treasury Note/Bond	3.875%	8/15/40	71,300	82,029
	United States Treasury Note/Bond	4.250%	11/15/40	62,850	76,382
	United States Treasury Note/Bond	4.750%	2/15/41	46,200	60,277
	United States Treasury Note/Bond	4.375%	5/15/41	43,000	53,280
	United States Treasury Note/Bond	3.750%	8/15/41	72,500	81,823
	United States Treasury Note/Bond	3.125%	11/15/41	47,720	48,570
	United States Treasury Note/Bond	3.125%	2/15/42	46,200	47,008
	United States Treasury Note/Bond	3.000%	5/15/42	35,000	34,825
	United States Treasury Note/Bond	2.750%	8/15/42	75,550	71,630
	United States Treasury Note/Bond	2.750%	11/15/42	92,550	87,691
	United States Treasury Note/Bond	3.125%	2/15/43	98,000	99,500
1	United States Treasury Note/Bond	2.875%	5/15/43	86,087	83,423
	United States Treasury Note/Bond	3.625%	8/15/43	113,000	125,448
	United States Treasury Note/Bond	3.750%	11/15/43	133,300	151,295
	United States Treasury Note/Bond	3.625%	2/15/44	137,700	152,847
	United States Treasury Note/Bond	3.375%	5/15/44	121,000	128,600

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Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.125%	8/15/44	126,000	127,831
	United States Treasury Note/Bond	3.000%	11/15/44	137,150	135,757
	United States Treasury Note/Bond	2.500%	2/15/45	127,300	113,754
	United States Treasury Note/Bond	3.000%	5/15/45	147,000	145,323
	United States Treasury Note/Bond	2.875%	8/15/45	142,800	137,691
	United States Treasury Note/Bond	3.000%	11/15/45	148,400	146,637
	United States Treasury Note/Bond	2.500%	2/15/46	132,417	117,913
	United States Treasury Note/Bond	2.500%	5/15/46	136,600	121,574
	United States Treasury Note/Bond	2.250%	8/15/46	100,000	84,125
	United States Treasury Note/Bond	2.875%	11/15/46	70,500	68,076
					3,356,462
Agency Bonds and Notes (1.9%)
2	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,023
2	Fannie Mae Principal Strip	0.000%	5/15/30	25,912	16,466
2	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	13,023
2	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,230
2	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	680
2	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	10,038
2	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	8,199
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	15,259
					67,918
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	18	20
					20
Nonconventional Mortgage-Backed Securities (1.1%)
[2,3]	Fannie Mae Pool	2.995%	5/1/38	13,469	14,319
[2,3,4] Fannie Mae REMICS		1.121%	2/25/46	7,666	7,620
[2,3,4] Fannie Mae REMICS		1.221%	2/25/46	4,931	4,924
[2,3,4] Freddie Mac REMICS		1.167%	5/15/46	5,700	5,700
[2,3,4] Freddie Mac REMICS		1.217%	10/15/46	4,371	4,353
					36,916
Total U.S. Government and Agency Obligations (Cost $3,421,203)					3,461,316

				Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
5	Vanguard Market Liquidity Fund
	(Cost $12,163)	0.856%		121,616	12,163

			Expiration
			Date	Contracts
Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	185	142
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		2/10/17	185	55
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $122.00		2/24/17	114	7
Total Options on Futures Purchased (Cost $220)					204
Total Investments (99.1%) (Cost $3,433,586)					3,473,683

88

Long-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	118	(79)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	68	(64)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	124	(11)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	78	(10)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	26	(8)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/3/17	118	(39)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	2/24/17	68	(32)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	115	(12)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	26	(8)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	26	(5)
Total Liability for Options Written (Premiums Received $308)			(268)

			Amount
			($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard			258
Receivables for Investment Securities Sold			63,549
Receivables for Accrued Income			36,366
Receivables for Capital Shares Issued			2,151
Other Assets			691
Total Other Assets			103,015
Liabilities
Payables for Investment Securities Purchased			(60,680)
Payables for Capital Shares Redeemed			(4,253)
Payables for Distributions			(857)
Payables to Vanguard			(3,670)
Other Liabilities			(3,218)
Total Liabilities			(72,678)
Net Assets (100%)			3,503,752

89

Long-Term Treasury Fund

At January 31, 2017, net assets consisted of:
Amount
($000
Paid-in Capital	3,512,093
Overdistributed Net Investment Income	(43)
Accumulated Net Realized Losses	(48,076)
Unrealized Appreciation (Depreciation)
Investment Securities	40,113
Futures Contracts	(359)
Options on Futures Contracts	24
Net Assets	3,503,752

Investor Shares—Net Assets
Applicable to 84,426,196 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	995,135
Net Asset Value Per Share—Investor Shares	$11.79

Admiral Shares—Net Assets
Applicable to 212,829,508 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,508,617
Net Asset Value Per Share—Admiral Shares	$11.79

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,638,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

90

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	107,282
Total Income	107,282
Expenses
The Vanguard Group—Note B
Investment Advisory Services	440
Management and Administrative—Investor Shares	1,867
Management and Administrative—Admiral Shares	1,997
Marketing and Distribution—Investor Shares	269
Marketing and Distribution—Admiral Shares	290
Custodian Fees	44
Auditing Fees	37
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	3
Total Expenses	5,049
Net Investment Income	102,233
Realized Net Gain (Loss)
Investment Securities Sold[1]	48,598
Futures Contracts	(5,774)
Options on Futures Contracts	704
Realized Net Gain (Loss)	43,528
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(275,667)
Futures Contracts	(144)
Options on Futures Contracts	47
Change in Unrealized Appreciation (Depreciation)	(275,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	(130,003)
1 Interest income and realized net gain (loss) from an affiliated company of the fund was $143,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

91

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,233	92,934
Realized Net Gain (Loss)	43,528	69,199
Change in Unrealized Appreciation (Depreciation)	(275,764)	(355,349)
Net Increase (Decrease) in Net Assets Resulting from Operations	(130,003)	(193,216)
Distributions
Net Investment Income
Investor Shares	(29,991)	(31,297)
Admiral Shares	(72,285)	(61,637)
Realized Capital Gain[1]
Investor Shares	(23,887)	(28,164)
Admiral Shares	(58,782)	(55,511)
Total Distributions	(184,945)	(176,609)
Capital Share Transactions
Investor Shares	(67,432)	(38,178)
Admiral Shares	338,231	189,834
Net Increase (Decrease) from Capital Share Transactions	270,799	151,656
Total Increase (Decrease)	(44,149)	(218,169)
Net Assets
Beginning of Period	3,547,901	3,766,070
End of Period[2]	3,503,752	3,547,901
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $14,459,000 and $7,337,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($43,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

92

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$14.19	$11.55	$12.61	$13.32
Investment Operations
Net Investment Income	.332	.351	.372	.374	.369
Net Realized and Unrealized Gain (Loss)
on Investments	(.725)	(1.070)	2.833	(.937)	(.361)
Total from Investment Operations	(. 393)	(.719)	3.205	(. 563)	. 008
Distributions
Dividends from Net Investment Income	(. 332)	(. 351)	(. 372)	(. 374)	(. 369)
Distributions from Realized Capital Gains	(. 285)	(. 320)	(.193)	(.123)	(. 349)
Total Distributions	(. 617)	(. 671)	(. 565)	(. 497)	(.718)
Net Asset Value, End of Period	$11.79	$12.80	$14.19	$11.55	$12.61

Total Return[1]	-3.21%	-4.91%	28.47%	-4.45%	0.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$995	$1,148	$1,318	$1,013	$1,349
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.76%	3.02%	3.14%	2.78%
Portfolio Turnover Rate[2]	94%	117%	59%	44%	105%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 36%, 22%, 0%, and 61% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

93

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.80	$14.19	$11.55	$12.61	$13.32
Investment Operations
Net Investment Income	.345	.363	.384	.386	.382
Net Realized and Unrealized Gain (Loss)
on Investments	(.725)	(1.070)	2.833	(.937)	(.361)
Total from Investment Operations	(. 380)	(.707)	3.217	(. 551)	. 021
Distributions
Dividends from Net Investment Income	(. 345)	(. 363)	(. 384)	(. 386)	(. 382)
Distributions from Realized Capital Gains	(. 285)	(. 320)	(.193)	(.123)	(. 349)
Total Distributions	(. 630)	(. 683)	(. 577)	(. 509)	(.731)
Net Asset Value, End of Period	$11.79	$12.80	$14.19	$11.55	$12.61

Total Return[1]	-3.12%	-4.81%	28.60%	-4.36%	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,509	$2,400	$2,448	$1,563	$2,063
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.86%	3.12%	3.24%	2.88%
Portfolio Turnover Rate[2]	94%	117%	59%	44%	105%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 3%, 36%, 22%, 0%, and 61% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

94

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 4% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

95

Long-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

96

Long-Term Treasury Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $258,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

97

Long-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,461,316	—
Temporary Cash Investments	12,163	—	—
Options on Futures Purchased	204	—	—
Liability for Options Written	(268)	—	—
Futures Contracts—Assets[1]	576	—	—
Futures Contracts—Liabilities[1]	(242)	—	—
Total	12,433	3,461,316	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	March 2017	425	68,292	66
10-Year Ultra U.S. Treasury Note	March 2017	(386)	(51,784)	(447)
2-Year U.S. Treasury Note	March 2017	213	46,178	(7)
30-Year U.S. Treasury Bond	March 2017	267	40,275	32
5-Year U.S. Treasury Note	March 2017	(69)	(8,133)	(3)
				(359)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,920,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2017, the fund had available capital losses totaling $48,412,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $3,433,366,000. Net unrealized appreciation of investment securities for tax purposes was $40,113,000, consisting of unrealized gains of $116,943,000 on securities that had risen in value since their purchase and $76,830,000 in unrealized losses on securities that had fallen in value since their purchase.

98

Long-Term Treasury Fund

F. During the year ended January 31, 2017, the fund purchased $3,781,730,000 of investment securities and sold $3,652,534,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2016	251	101
Options Written	7,337	2,663
Options Expired	(486)	(208)
Options Closed	(6,335)	(2,248)
Options Exercised	—	—
Balance at January 31, 2017	767	308

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	406,152	30,783	325,204	25,434
Issued in Lieu of Cash Distributions	51,078	4,121	56,655	4,473
Redeemed	(524,662)	(40,135)	(420,037)	(33,161)
Net Increase (Decrease)—Investor Shares	(67,432)	(5,231)	(38,178)	(3,254)
Admiral Shares
Issued	1,305,813	99,466	788,569	62,079
Issued in Lieu of Cash Distributions	115,440	9,335	100,412	7,938
Redeemed	(1,083,022)	(83,467)	(699,147)	(55,077)
Net Increase (Decrease)—Admiral Shares	338,231	25,334	189,834	14,940

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

99

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $1,544,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 95.7% of income dividends are interest-related dividends.

100

Special 2016 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $2,317,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 97.1% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $46,598,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.3% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $74,706,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.

101

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

102

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$994.96	$1.00
Admiral Shares	1,000.00	995.47	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$993.98	$1.00
Admiral Shares	1,000.00	994.47	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$964.51	$0.99
Admiral Shares	1,000.00	964.99	0.49
GNMA Fund
Investor Shares	$1,000.00	$984.82	$1.05
Admiral Shares	1,000.00	985.32	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$864.63	$0.94
Admiral Shares	1,000.00	865.07	0.47

103

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2016	1/31/2017	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.08	$1.07
Admiral Shares	1,000.00	1,024.58	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund,
0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for
Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20%
for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

105

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

106

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions
Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Bond Funds or the owners of the Vanguard Bond Funds into consideration in determining, composing or calculating the Barclays Index.
Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the
Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND FUNDS OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH
THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS
OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS
INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR
INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR
CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

107

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032017

Annual Report | January 31, 2017

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Advisors’ Report.	8
Short-Term Investment-Grade Fund.	15
Intermediate-Term Investment-Grade Fund.	52
Long-Term Investment-Grade Fund.	85
High-Yield Corporate Fund.	113
About Your Fund’s Expenses.	137
Glossary.	139

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, returns of the Vanguard Corporate Bond Funds ranged from 2.52% for Vanguard Short-Term Investment-Grade Fund to 13.43% for Vanguard High-Yield Corporate Fund. (Returns cited are for Investor Shares.) The funds’ results compared with those of their benchmarks were mixed; all but the High-Yield Fund did better than their peer groups.

• With lower-rated bonds outperforming their higher-rated counterparts during the year, underweighting BBB bonds in the Short-Term Fund and Vanguard Intermediate-Term Investment-Grade Fund hurt relative performance. However, an out-of-benchmark allocation to those bonds in Vanguard Long-Term Investment-Grade Fund was beneficial.

• In the Short- and Intermediate-Term Funds, out-of-benchmark allocations to commercial mortgage-backed and asset-backed securities bolstered returns.

• Underweighting industrials hurt all four funds.

Total Returns: Fiscal Year Ended January 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.85%	1.95%	0.57%	2.52%
Admiral™ Shares	1.95	2.05	0.57	2.62
Institutional Shares	2.00	2.08	0.57	2.65
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index				2.42
1–5 Year Investment-Grade Debt Funds Average				2.19
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.62%	2.82%	0.34%	3.16%
Admiral Shares	2.73	2.93	0.34	3.27
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index				4.80
Core Bond Funds Average				2.46
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.89%	4.29%	2.42%	6.71%
Admiral Shares	3.99	4.40	2.42	6.82
Bloomberg Barclays U.S. Long Credit A or Better Bond
Index				6.44
Corporate A-Rated Debt Funds Average				3.97
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard High-Yield Corporate Fund
Investor Shares	4.77%	6.07%	7.36%	13.43%
Admiral Shares	4.86	6.18	7.36	13.54
High-Yield Corporate Composite Index				16.01
High Yield Funds Average				16.35

For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended January 31, 2017
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	3.24%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	3.88
1–5 Year Investment-Grade Debt Funds Average	2.27
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Investment-Grade Fund Investor Shares	5.33%
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	5.90
Spliced Core Bond Funds Average	3.86
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Investment-Grade Fund Investor Shares	7.07%
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	6.58
Corporate A-Rated Debt Funds Average	4.30
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average
Annual Return
High-Yield Corporate Fund Investor Shares	6.35%
High-Yield Corporate Composite Index	6.89
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.49
High Yield Funds Average	5.46
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.73%
Intermediate-Term Investment-Grade Fund	0.20	0.10	—	0.78
Long-Term Investment-Grade Fund	0.21	0.12	—	0.84
High-Yield Corporate Fund	0.23	0.13	—	1.08

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares,
0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares
and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.11% for Admiral Shares; and for
the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade
Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High
Yield Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that
confirms our decisions.

• Buying into the mistaken belief that
past performance indicates future results.

• Sticking to the familiar at the cost of
smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

Advisors’ Report

Vanguard Fixed Income Group For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

Corporate bond prices rose and yields fell over the 12 months ended January 31, 2017, especially for longer-dated bonds. Vanguard Short-Term Investment-Grade Fund returned 2.52% and Vanguard Intermediate-Term Investment-Grade Fund returned 3.16%. (All returns and yields cited are for the funds’ Investor Shares.) Compared with their benchmark indexes, the Short-Term Fund outperformed but the Intermediate-Term Fund did not. Both funds surpassed the average return of their peers.

Vanguard Long-Term Investment-Grade Fund returned 6.71%, outpacing its benchmark index and peer group. We manage about 10% of its assets.

The 30-day SEC yields of the three funds ranged from 1.85% to 3.89% on January 31, 2017, 15 to 24 basis points lower than where they stood a year earlier. (A basis point is one-hundredth of a percentage point.)

Investment environment

The period opened with commodity prices continuing to decline and global economic growth proving unexpectedly sluggish, especially in China. That supported demand for less-risky assets including U.S. Treasuries. The Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

Abroad, major central banks remained in accommodative policy mode as well. The Bank of Japan began charging a negative interest rate on excess reserves of financial institutions, a move intended to complement its qualitative and quantitative easing efforts to spur growth and ward off deflation. The European Central Bank cut

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2016	2017
2 years	0.82%	1.21%
3 years	1.03	1.46
5 years	1.40	1.91
10 years	1.98	2.45
30 years	2.79	3.06
Source: Vanguard.

its deposit rate further into negative territory, increased its purchases of sovereign bonds, and began buying corporate bonds. And in the wake of the Brexit vote, the Bank of England cut its benchmark interest rate and revived its bond-buying program.

The markets began to anticipate faster growth and higher inflation, however, as the year went on. After subpar readings in the first half of 2016, the U.S. economy appeared to pick up steam. Commodity prices regained some ground and the employment picture continued to improve, with some signs of a long-awaited upturn in wages. That played a part in the Fed’s decision at its December meeting to raise the federal funds rate by 0.25 percentage point to a range between 0.50% and 0.75%, only the second hike in a decade. A number of central banks abroad became slightly less accommodative as well.

The brighter outlook, along with the prospects of more spending on infrastructure, greater deregulation, and possible changes in the federal tax code under a new U.S. administration, helped fuel a rally in riskier assets that carried into 2017.

Demand for U.S. Treasuries slumped, causing their prices to fall and yields to rise. Over the 12-month period, the yield of the 2-year U.S. Treasury note climbed 39 basis points to 1.21%. The bellwether 10-year yield jumped 47 basis points to 2.45%, and the 30-year rose 27 basis points to 3.06%.

In contrast, demand for corporate bonds, especially those of lower quality and with longer maturities, pushed their prices higher and yields lower. The average yield of corporates dropped to 121 basis points over Treasuries at the end of the period from 193 at the beginning. The yields of bonds issued by energy and mining and metals companies narrowed even more markedly—by roughly one-third—as commodity prices recovered.

Management of the funds

By credit quality, lower-rated investment-grade bonds outperformed their higher-rated counterparts. This meant that our tilt away from BBB-rated bonds toward those with higher ratings was a negative for both the Short-Term Fund and the Intermediate-Term Fund, accounting for much of the latter’s relative underperformance. Our out-of-benchmark allocation to them in our portion of the Long-Term Fund, however, was a positive.

By sector, industrials outperformed financials and utilities. In February, we reduced our holdings in financials to add debt issued by energy and metals and mining companies. These firms had become attractively valued after commodity prices slumped and the outlook for global growth grew dimmer. Although our timing was good, our continued underweighting of industrials dampened returns.

For diversification purposes, the Short- and Intermediate-Term Funds had allocations to segments of the credit market that are not included in their benchmarks. Both funds held commercial mortgage-backed securities, for example. These pooled mortgages on commercial properties, which had a longer average duration than the benchmark, performed well. We also held asset-backed securities—debt typically backed by auto loans, credit-card debt, and student loans—which made a smaller but also positive contribution.

Security selection in the three funds was positive in some segments, including government-related securities. Underweighting the debt of European banks in favor of U.S. bank debt also worked out well.

Outlook

Absent an unexpected external shock, the U.S. economy looks to continue its steady growth. Real GDP is likely to be around 2% in 2017, or maybe closer to 2.5% if policy implementation proves expansionary. As the labor market moves closer to the Fed’s full employment target, competition for workers could push the pace of annual wage increases into the 3%–4% range. That should fan inflation in the short term, but not to the point of overheating.

Longer term, the strength of the U.S. dollar is likely to hold down import prices. Also, even though interest rates rose sharply in the fourth quarter, the cost of borrowing should not get out of hand. Other developed countries are still striving to boost their own economies and inflation with ultra-low rates, so the U.S. bond market’s yields look set to remain attractive to international investors.

We’re encouraged by the Fed’s decision to continue the process of normalizing rates, which have been near zero since 2009. Although the federal funds rate could increase to 1.25%–1.5% by the end of 2017, we nevertheless think the Fed will maintain its “dovish” tightening approach because of the anti-inflationary forces still at work in the global economy. In fact, we wouldn’t be surprised to see the rate remain below 2% through 2018.

Although corporate fundamentals stand to benefit from the pro-business, pro-growth agenda of the new U.S. administration, we’re also closely monitoring developments that could negatively affect our outlook. These include trade and immigration policy, political developments in Europe, and further weakness in the Chinese economy.

Given the relatively defensive positioning of the funds at present, we have plenty of scope to take on more credit risk should attractive opportunities arise.

Regardless of what the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance.

Gregory Davis, CFA, Principal and
Global Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

February 21, 2017

Wellington Management Company llp For the Long-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund returned 6.71% for Investor Shares and 6.82% for Admiral Shares for the 12 months ended January 31, 2017. It modestly outpaced the 6.44% return of its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, and topped the 3.97% average return of its peers by roughly 3 percentage points.

The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the corporate bond issuers.

Investment environment

Fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices over the 12-month period. Early in 2016, falling oil prices, slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets. Meanwhile, government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan introduced negative interest rates for the first time as the volatility and instability of the financial markets threatened to tip Japan back into deflation.

The markets reversed course in mid-February after the major central banks adopted more dovish stances in an effort to ease risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the banks’ reserve-requirement ratio, and the European Central Bank announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy, and signs of near-term stabilization in China further supported the markets through the second quarter. The United Kingdom’s momentous vote to leave the European Union led to a spike in global financial market volatility and a flight to safety in the middle of the period. U.K. and European equity and credit markets bore the brunt of the sell-off.

Policy paths of major central banks appeared to diverge in the third quarter. The Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote, and the European Central Bank kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the United States, Federal Reserve rhetoric turned more hawkish in preparation for a December rate hike.

Global government bond yields moved sharply higher in the fourth quarter, particularly after the U.S. election results, when President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed hiked rates for only the second time in ten years. Although the markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference were more assertive than expected.

U.S. Treasuries generated negative total returns over the period as yields increased. Most of the drop occurred after the U.S. election. However, U.S. corporate bonds gained, generating excess returns over Treasuries as coupon income and spread tightening more than offset the impact of higher U.S. Treasury yields.

The portfolio’s successes

In aggregate, security selection bolstered relative results, most notably in banking, energy, communications, and electric utilities. An overweighted allocation to banking and a lack of exposure to supranationals also helped.

The portfolio’s shortfalls

An underweighted allocation to commodity-sensitive industries including basic industrials and energy detracted from relative results. An overweighted allocation to consumer cyclicals and the portfolio’s yield curve positioning also hurt.

Outlook

Positive U.S. economic growth trends, improving corporate fundamentals, and reasonable valuations are currently balanced by increased geopolitical risk and tighter U.S. monetary policy. Demand for U.S. investment-grade credit should remain positive because of the low-yielding alternatives in the rest of the world but may be tested if rates increase rapidly.

The U.S. economy remains on a positive growth trajectory, driven by consumer spending and housing. GDP is expected to rise 2.3% in 2017. The Fed is likely to hike rates two or three times in 2017; the magnitude and pace of tightening will depend on economic data and global developments. Monetary policy could pose a risk to the market if central banks accelerate their tightening to contain inflation. Political uncertainty will probably continue, depending on what policies the U.S. government implements and how election outcomes in Europe change policy focus.

Credit fundamentals are expected to stabilize or improve for investment-grade companies. Mergers and acquisitions and other shareholder-friendly activities should remain elevated, but tax policy changes will affect management decisions. Market liquidity will stay challenged, exacerbated by the larger share of corporate bonds held by buy-side investors versus dealers.

The pace of new issuance will likely moderate, but tax policy changes may result in different attitudes toward optimal capital structures. The U.S. market will benefit from overseas inflows due to its relative yield advantage based on the negative rates in many other developed markets. However, a potential rising interest rate environment could prompt outflows.

The portfolio’s position in long-term investment-grade bonds, short-to-neutral duration posture, and focus on fundamental security selection should provide stability in 2017. The major risks include rising long-term interest rates, political uncertainty, and central bank policy.

The potential changes in tax policy, trade policy, and health care resulting from the new U.S. political leadership will change consumer and corporate behavior meaningfully from what it has been over the past eight years. So far, many of the policy initiatives appear to be pro-business and should benefit investment-grade corporate issuers. While we speculate about winners and losers as well as economic trajectory, we must be careful about projecting too far into the future based on potential policies that have yet to be implemented.

Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager

February 13, 2017

Wellington Management Company llp

For the High-Yield Corporate Fund

For the 12 months ended January 31, 2017, the High-Yield Corporate Fund returned 13.43% for Investor Shares and 13.54% for Admiral Shares, behind the 16.01% return of its benchmark index.

The investment environment

High-yield markets benefited from a rally in energy prices, tightening credit spreads, and coupon income. The 10-year U.S. Treasury yield increased to 2.45% at the end of January 2017 from 1.98% a year earlier. Treasury yields increased sharply post-election as expectations that President Trump’s fiscal policies would prove expansionary lifted inflation expectations. Because bond yields and prices are inversely correlated, the increase in U.S. Treasury yields dampened bond prices. Longer-duration and interest rate-sensitive fixed income assets lagged. However, for credit-sensitive sectors, the effect of rising U.S. Treasury yields was more than offset by tightening credit spreads.

The high-yield market performed particularly well, supported by continued demand for yield because of low absolute interest rates around much of the globe. Oil and other commodities prices rallied sharply beginning in mid-February, and commodity-sensitive credits led the strong market.

Periods of volatility occurred during the year, including in late June when the United Kingdom’s Brexit vote led to a flight to safety. But market volatility subsided over the second half of the year and credit sectors rallied after the U.S. election results. Optimism that the policies of the incoming administration and Congress would emphasize tax reform and deregulation boosted credit markets, and spreads tightened.

Over the fund’s fiscal year, performance by credit quality varied widely. The high-yield market favored relatively lower-credit-quality bonds amid the search for yield. CCC-rated bonds performed best, returning 40.07% according to Bloomberg Barclays High Yield Index data.

Meanwhile, BB-rated bonds generated gains of 15.05%, and B-rated bonds returned 19.29%. The spread of the high-yield market tightened to 388 basis points over Treasuries as of January 31,

2017, from 734 basis points a year earlier. The average price of high-yield bonds increased by $14 to finish at $101.

We remain positive about the high-yield sector based on the current backdrop of stable company fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect positive GDP growth in 2017, driven by consumer spending and housing, and we believe most high-yield companies will be able to sustain solid credit profiles.

While we closely monitor global political risks, we believe valuations are reasonable relative to our outlook and our expectation that defaults will decline over the course of 2017. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended December at 4.4%, slightly above the long-term average of 4.2%.

Although we expect uncertainty to persist over the next several months, we take a long-term, issuer-specific approach to finding opportunities. We are most positive about the U.S. economy and are therefore emphasizing issuers that benefit from its stability or growth. Conversely, we are closely watching our positions in U.S. hospitals for potential changes to the regulatory environment.

As we monitor the possible impacts on global growth of increased political uncertainty and potential trends toward more protectionist policies, we believe strong investor demand will continue to support the high-yield market. We expect the insatiable demand for yield will persist because of the low absolute interest rate levels around much of the globe. This search for yield is likely to benefit high-yield markets.

The fund’s shortfalls

Underweighted allocations to metals and mining and energy detracted from relative returns. Security selection in utilities and technology also hurt.

The fund’s successes

The fund benefited from positive credit selection in metals and mining and building materials, as well as from its underweighted exposure to pharmaceutical firms and food and beverage providers.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names within the high-yield market. We believe these companies have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum.

We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential volatility.

Michael L. Hong, CFA, Managing Director
and Fixed Income Portfolio Manager

February 13, 2017

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.85%	1.95%	2.00%

Financial Attributes

		Bloomberg
		Barclays Bloomberg
		1–5 Year	Barclays
		Credit	Aggregate
	Fund	Index Bond Index

Number of Bonds	2,172	2,495	10,069

Yield to Maturity
(before expenses)	2.1%	2.2%	2.6%

Average Coupon	1.6%	3.2%	3.1%

Average Duration	2.6 years	2.8 years	6.0 years

Average Effective
Maturity	3.2 years	2.9 years	8.2 years

Short-Term
Reserves	4.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	10.4%
Commercial Mortgage-Backed	9.9
Finance	28.5
Foreign	5.4
Government Mortgage-Backed	0.1
Industrial	24.8
Treasury/Agency	16.9
Utilities	3.4
Other	0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays US
	Credit	Aggregate Bond
	Index	Index
R-Squared	0.97	0.74
Beta	0.89	0.38
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.9%
1 - 3 Years	42.8
3 - 5 Years	23.9
5 - 7 Years	7.8
7 - 10 Years	8.8
10 - 20 Years	0.6
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	14.9%
Aaa	18.1
Aa	14.3
A	27.6
Baa	20.3
Ba	1.2
B	0.3
Not Rated	3.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	2.52%	2.05%	3.24%	$13,762

• • • • • • • •	Bloomberg Barclays U.S. 1–5 Year
	Credit Bond Index	2.42	2.22	3.88	14,632
– – – –	1–5 Year Investment-Grade Debt Funds Average	2.19	1.38	2.27	12,515

	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	2.62%	2.15%	3.35%	$69,522
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	2.42	2.22	3.88	73,160
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2017

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	2.65%	2.18%	3.39%	$6,975,443
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	2.42	2.22	3.88	7,316,020
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	7,668,390

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.08%	2.09%	7.17%	7.86%
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62
2017	1.95	0.57	2.52	2.42

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	2.72%	2.19%	3.01%	0.22%	3.23%
Admiral Shares	2/12/2001	2.82	2.30	3.12	0.22	3.34
Institutional Shares	9/30/1997	2.85	2.33	3.15	0.22	3.37

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.375%	1/15/27	1,172,013	1,168,452	2.0%
	United States Treasury Inflation
	Indexed Bonds	0.125%	4/15/18	259,000	273,967	0.5%
	United States Treasury Inflation
	Indexed Bonds	1.625%	1/15/18	120,900	143,137	0.2%
[1,2]	United States Treasury Note/Bond	0.750%	2/15/19	737,700	730,552	1.3%
2	United States Treasury Note/Bond	0.750%	8/15/19	633,816	624,112	1.1%
	United States Treasury Note/Bond	0.750%	7/15/19	515,863	508,445	0.9%
	United States Treasury Note/Bond	1.000%	11/30/19	500,000	493,985	0.9%
	United States Treasury Note/Bond	1.625%	8/31/19	430,000	432,688	0.7%
	United States Treasury Note/Bond	1.125%	1/15/19	422,900	422,304	0.7%
	United States Treasury Note/Bond	1.000%	3/15/19	376,900	374,838	0.6%
2	United States Treasury Note/Bond	1.625%	6/30/19	355,735	358,069	0.6%
	United States Treasury Note/Bond	1.625%	3/31/19	350,000	352,625	0.6%
3	United States Treasury Note/Bond	1.625%	11/30/20	319,000	317,954	0.5%
2	United States Treasury Note/Bond	1.500%	12/31/18	311,400	313,200	0.5%
	United States Treasury Note/Bond	1.375%	3/31/20	300,000	298,500	0.5%
	United States Treasury Note/Bond	1.375%	10/31/20	285,000	281,794	0.5%
	United States Treasury Note/Bond	2.750%	2/15/19	270,000	278,184	0.5%
	United States Treasury Note/Bond	1.000%	8/31/19	280,019	277,350	0.5%
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	211,131	0.4%
	United States Treasury Note/Bond	1.500%	2/28/19	190,000	190,980	0.3%
	United States Treasury Note/Bond	0.875%	4/15/19	190,000	188,307	0.3%
	United States Treasury Note/Bond	0.750%	1/31/18	184,500	184,269	0.3%
	United States Treasury Note/Bond	1.250%	10/31/18	160,900	161,202	0.3%
	United States Treasury Note/Bond	2.000%	2/28/21	150,000	151,407	0.3%
	United States Treasury Note/Bond	0.875%	6/15/19	123,000	121,694	0.2%
	United States Treasury Note/Bond	1.250%	11/15/18	120,500	120,707	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	0.875%	5/15/19	118,000	116,857	0.2%
	United States Treasury
	Note/Bond	1.000%–2.000%	2/15/18–8/15/26	549,940	551,627	1.0%
					9,648,337	16.6%

Conventional Mortgage-Backed Securities †					72	0.0%

Nonconventional Mortgage-Backed Securities †					21,731	0.1%
Total U.S. Government and Agency Obligations (Cost $9,719,836)					9,670,140	16.7%
Asset-Backed/Commercial Mortgage-Backed Securities
4	AmeriCredit Automobile
	Receivables Trust 2013-1	1.570%	1/8/19	1,005	1,006	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-2	1.790%	3/8/19	7,502	7,509	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-3	2.380%–3.000%	6/10/19–7/8/19	35,974	36,252	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2013-4	2.720%–3.310%	9/9/19–10/8/19	8,099	8,186	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-5	2.290%–2.860%	11/8/19–12/9/19	13,506	13,615	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,919	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,266	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2015-3	1.540%–3.340%	3/9/20–8/8/21	55,275	55,592	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-1	1.810%–3.590%	10/8/20–2/8/22	31,710	31,977	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-2	1.600%–3.650%	11/9/20–5/9/22	34,890	35,155	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,064	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,340	0.0%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.647%	4/10/49	13,045	13,051	0.0%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.195%–6.239%	2/10/51	59,567	61,036	0.1%
4	Banc of America Commercial
	Mortgage Trust
	2015-UBS7	3.705%–4.366%	9/15/48	8,340	8,622	0.0%
[4,5]	Banc of America Funding
	2006-H Trust	3.339%	9/20/46	15,642	13,707	0.0%
4	Banc of America Mortgage
	2003-F Trust	3.248%	7/25/33	846	845	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.961%	9/25/32	18	18	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR16	5.711%	6/11/40	11,846	11,903	0.0%
4	Bear Stearns Commercial
	Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	66,966	67,886	0.1%
[4,6]	Chase Issuance Trust 2007-C1	1.227%	4/15/19	30,415	30,414	0.1%
[4,6]	Chase Issuance Trust 2016-A1	1.178%	5/17/21	4,782	4,797	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2013-AA	1.830%–2.930%	3/15/19–8/17/20	13,931	13,979	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,266	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	700	708	0.0%
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	49,125	49,541	0.1%
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	2/15/22–2/15/23	31,070	31,688	0.1%
[4,7]	Chrysler Capital Auto
	Receivables Trust
	2016-BA	1.640%–1.870%	7/15/21–2/15/22	16,690	16,545	0.0%
4	COMM 2007-C9
	Mortgage Trust	5.785%	12/10/49	17,085	17,240	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,316	0.0%
[4,7]	COMM 2012-CCRE3
	Mortgage Trust	2.822%–3.416%	10/15/45	35,511	36,126	0.1%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	12,815	12,965	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,656	0.0%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	29,359	30,298	0.1%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	57,295	61,684	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	64,091	68,229	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.751%	11/10/23–12/10/23	39,452	42,513	0.1%
[4,7]	COMM 2013-CCRE6
	Mortgage Trust	3.147%–3.397%	3/10/46	19,740	19,842	0.0%
4	COMM 2013-CCRE8
	Mortgage Trust	3.334%–3.612%	6/10/46	41,724	43,633	0.1%
[4,7]	COMM 2013-CCRE9
	Mortgage Trust	4.232%–4.256%	7/10/45	50,390	53,673	0.1%
[4,7]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	64,251	67,805	0.1%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,153	0.0%
[4,7]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,440	0.0%
[4,7]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	33,245	34,473	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.743%–4.236%	2/10/47	15,485	16,566	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.426%	2/10/47	50,500	53,173	0.1%
4	COMM 2014-CCRE17
	Mortgage Trust	3.700%–4.735%	5/10/47	86,756	91,982	0.2%
4	COMM 2014-CCRE18
	Mortgage Trust	3.452%–3.828%	7/15/47	38,619	40,545	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	COMM 2014-CCRE20
	Mortgage Trust	3.590%	11/10/47	36,153	37,576	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	29,227	30,171	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,241	0.0%
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	36,015	36,533	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.445%–3.696%	8/10/48	29,445	30,644	0.1%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	30,051	31,352	0.1%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	22,007	22,683	0.0%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	24,993	25,518	0.1%
4	COMM 2015-LC19
	Mortgage Trust	3.040%–3.183%	2/10/48	22,730	23,040	0.0%
7	Commonwealth Bank
	of Australia	2.000%–2.125%	6/18/19–7/22/20	51,500	51,395	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-AA	2.280%–4.120%	6/17/19–7/15/22	17,826	18,013	0.0%
[4,7]	Drive Auto Receivables
	Trust 2015-BA	2.120%–3.840%	6/17/19–7/15/21	29,870	30,122	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-CA	2.230%–4.200%	9/16/19–9/15/21	43,053	43,607	0.1%
[4,7]	Drive Auto Receivables
	Trust 2015-DA	2.590%–4.590%	12/16/19–1/17/23	69,137	70,253	0.1%
[4,7]	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	21,759	21,894	0.0%
[4,7]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	52,650	53,441	0.1%
[4,7]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	70,710	71,004	0.1%
4	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	33,045	33,023	0.1%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	12,800	12,831	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	30,749	30,961	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	39,885	40,177	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	12,700	12,749	0.0%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	17,415	17,469	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2015-REV1	2.120%	7/15/26	22,750	22,783	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	61,000	61,511	0.1%
[4,7]	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	7,040	7,010	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	23,690	23,658	0.0%
[4,7]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	78,040	76,860	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.490%–2.140%	9/15/19	94,425	94,566	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	15,460	15,515	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-1	1.400%	2/15/19	10,238	10,238	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	2.310%	2/15/21	4,473	4,489	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-4	1.400%	8/15/19	68,275	68,311	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	59,635	60,094	0.1%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-3	1.388%	7/15/21	24,800	24,943	0.0%
[4,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-4	1.298%	7/15/20	48,100	48,200	0.1%
[4,6]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	1.427%	1/20/22	21,530	21,612	0.0%
[4,7]	GMF Floorplan Owner
	Revolving Trust 2015-1	1.650%–1.970%	5/15/20	68,210	68,119	0.1%
[4,6,7] GMF Floorplan Owner
	Revolving Trust 2016-1	1.618%–2.850%	5/17/21	64,359	64,205	0.1%
[4,6,7] Golden Credit Card Trust 2015-1A		1.208%	2/15/20	59,900	59,933	0.1%
[4,7]	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,319	0.1%
[4,7]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	74,780	73,914	0.1%
[4,7]	GS Mortgage Securities
	Trust 2010-C2	5.184%	12/10/43	3,530	3,892	0.0%
[4,7]	GS Mortgage Securities
	Trust 2011-GC3	5.633%	3/10/44	2,280	2,479	0.0%
[4,7]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	32,716	34,273	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	36,047	36,161	0.1%
[4,7]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,093	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.724%	5/10/45	7,150	7,648	0.0%
[4,7]	GS Mortgage Securities
	Trust 2013-GC13	4.033%–4.066%	7/10/46	27,820	29,861	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	20,830	21,247	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	96,096	101,976	0.2%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	42,023	44,286	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	83,095	87,107	0.2%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	18,190	18,891	0.0%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%–3.396%	2/10/48	79,805	80,663	0.1%
4	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	24,410	24,821	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,551	15,230	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	32,782	33,615	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	3,583	3,655	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	35,268	35,778	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	7,598	7,607	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	17,585	17,777	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,660	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,699	1,769	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C2	3.616%–5.539%	11/15/43	18,820	19,771	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C3	4.388%–5.360%	2/15/46	45,127	48,036	0.1%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,100	4,528	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,419	19,286	0.0%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C8	2.829%–3.424%	10/15/45	17,175	17,506	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,728	0.1%
[4,7]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,940	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	40,599	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C13	3.994%–4.053%	1/15/46	23,460	24,265	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C16	3.674%–4.975%	12/15/46	71,330	76,865	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-LC11	1.855%–2.960%	4/15/46	14,960	15,003	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	14,370	14,764	0.0%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
4 Merrill Lynch Mortgage Investors
Trust MLMI Series 2003-A2	2.818%	2/25/33	1,893	1,857	0.0%
4 Merrill Lynch Mortgage Investors
Trust MLMI Series 2003-A4	3.172%	7/25/33	547	548	0.0%
4 Merrill Lynch Mortgage Trust
2008-C1	5.690%	2/12/51	7,400	7,521	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C5	3.176%–3.792%	8/15/45	23,300	24,158	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	5,700	5,780	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C10	4.084%	7/15/46	30,472	32,459	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C11	3.085%–4.170%	8/15/46	61,055	64,938	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C12	3.824%–4.259%	10/15/46	11,910	12,677	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	8,300	8,949	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,462	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	27,425	27,642	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	36,517	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C15	3.773%–4.894%	4/15/47	67,415	70,966	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C16	3.892%–4.756%	6/15/47	71,075	75,244	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	41,409	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C18	3.923%	10/15/47	13,400	14,155	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2014-C19	3.326%–3.526%	12/15/47	37,830	38,994	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2015-C20	3.069%–3.249%	2/15/48	53,686	54,129	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2015-C22	3.306%	4/15/48	37,038	37,478	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2015-C23	3.719%	7/15/50	11,828	12,317	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C24	3.479%–3.732%	5/15/48	53,865	55,853	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C25	3.383%–3.635%	10/15/48	23,760	24,609	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C29	4.753%	5/15/49	2,210	2,273	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	28,750	29,636	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.904%	6/11/49	21,785	22,069	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	43,422	44,053	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	19,186	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,110	0.0%
[4,7]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	29,055	0.1%
[4,7]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	25,356	0.1%
[4,7]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	28,871	29,877	0.1%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.591%	12/15/48	47,759	49,716	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	7,437	7,155	0.0%
[4,7]	MSBAM Commercial
	Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	37,985	37,755	0.1%
4	Royal Bank of Canada	1.875%–2.300%	9/23/19–3/22/21	106,116	105,867	0.2%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	8,304	8,314	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	18,041	18,334	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	55,908	56,288	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,626	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	15,715	15,812	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-3	1.500%–2.460%	8/17/20–3/15/22	75,060	74,781	0.1%
[4,6,7] Trillium Credit Card
	Trust II 2016-1A	1.493%	5/26/21	125,220	125,741	0.2%
[4,6]	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2012-2	1.527%	4/22/19	47,694	47,741	0.1%
7	Westpac Banking Corp.	2.000%–2.250%	3/3/20–11/9/20	54,891	54,690	0.1%
7	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				6,587,387	11.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $11,886,632)					11,922,440	20.5%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	2.600%	1/15/19	121,824	122,953	0.2%
4	Bank of America Corp.	1.950%– 6.875%	3/15/17–1/20/28	366,192	370,171	0.6%
6,8	Bank of America NA	1.650%– 6.100%	3/15/17–11/5/18	164,384	158,884	0.3%
7	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	1.700%–2.750%	3/5/18–9/14/20	133,609	133,128	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	59,627	62,029	0.1%
6,7,8	Commonwealth Bank
	of Australia	1.125%–4.500%	3/13/17– 6/3/26	504,310	479,111	0.8%
	Credit Suisse AG	1.750%	1/29/18	116,630	116,764	0.2%
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	112,695	0.2%
	Goldman Sachs Group Inc.	2.300%	12/13/19	101,685	101,567	0.2%
[6,8,9,10] Goldman Sachs Group Inc.		1.250%– 6.150%	5/14/17–5/1/25	756,078	751,734	1.3%
	HSBC Holdings plc	2.650%	1/5/22	131,115	128,421	0.2%
	JPMorgan Chase & Co.	2.750%	6/23/20	104,568	105,847	0.2%
4	JPMorgan Chase & Co.	1.350%–4.250%	2/15/17–2/1/28	625,682	624,692	1.1%
	JPMorgan Chase Bank NA	1.650%– 6.000%	7/5/17–9/23/19	73,280	74,241	0.1%
	Mitsubishi UFJ Financial
	Group Inc.	2.190%–2.950%	3/1/21–9/13/21	85,920	84,948	0.1%
7	Mitsubishi UFJ Trust
	& Banking Corp.	1.600%–2.650%	10/16/17–10/19/20	103,405	103,347	0.2%
	Morgan Stanley	2.625%	11/17/21	110,749	109,007	0.2%
10	Morgan Stanley	1.375%– 6.625%	4/27/17–1/20/27	449,428	455,737	0.8%
	MUFG Americas
	Holdings Corp.	1.625%–2.250%	2/9/18–2/10/20	43,700	43,423	0.1%
	MUFG Union Bank NA	2.250%–2.625%	9/26/18–5/6/19	64,060	64,487	0.1%
	National City Bank	5.800%	6/7/17	14,625	14,841	0.0%
	National City Corp.	6.875%	5/15/19	8,085	8,927	0.0%
	PNC Bank NA	1.500%– 6.875%	9/21/17–12/9/21	568,789	570,899	1.0%
	PNC Funding Corp.	5.125%–5.625%	2/1/17–2/8/20	11,610	12,199	0.0%
	Royal Bank of Canada	1.250%–2.750%	6/16/17–2/1/22	240,492	240,532	0.4%
	Santander Bank NA	8.750%	5/30/18	33,955	36,627	0.1%
	Santander Holdings USA Inc.	2.700%	5/24/19	39,050	39,045	0.1%
9	Santander UK Group
	Holdings plc	3.125%–3.625%	1/8/21–1/14/26	51,940	54,574	0.1%
	Santander UK plc	1.375%–3.050%	3/13/17–9/10/19	291,037	292,095	0.5%
	Wachovia Corp.	5.750%	6/15/17–2/1/18	83,497	86,105	0.2%
6,8,9	Wells Fargo & Co.	1.400%–5.625%	9/8/17–7/28/25	415,949	396,454	0.7%
	Wells Fargo Bank NA	1.750%– 6.000%	11/15/17–12/6/19	238,516	239,927	0.4%
4,6,8	Westpac Banking Corp.	1.200%–4.875%	5/19/17–11/23/31	662,453	651,877	1.1%
7	Banking—Other †				5,681,433	9.8%
7	Brokerage †				178,113	0.3%
	Finance Companies
	GE Capital International Funding Co.	2.342%	11/15/20	116,444	116,671	0.2%
7	Finance Companies—Other †				200,057	0.3%
7	Insurance †				1,223,617	2.1%
7	Real Estate Investment Trusts †				762,870	1.3%
					15,010,049	25.8%
Industrial
7	Basic Industry †				690,654	1.2%
7	Capital Goods †				1,207,901	2.1%
7	Communication †				1,568,502	2.7%
	Consumer Cyclical
	CVS Health Corp.	2.800%	7/20/20	119,047	120,692	0.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
8	Ford Motor Credit Co. LLC	2.145%–5.875%	1/9/18–9/20/22	383,532	362,342	0.6%
	General Motors Co.	3.500%	10/2/18	36,615	37,379	0.1%
	General Motors
	Financial Co. Inc.	2.400%–6.750%	5/15/18–1/14/22	340,401	346,200	0.6%
7	Consumer Cyclical—Other †				1,312,141	2.3%
	Consumer Noncyclical
	AbbVie Inc.	1.800%	5/14/18	126,410	126,608	0.2%
	Actavis Funding SCS	2.350%	3/12/18	239,151	240,600	0.4%
	Anheuser-Busch InBev Finance Inc. 2.650%		2/1/21	190,770	191,915	0.3%
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	109,104	103,940	0.2%
7	Consumer Noncyclical—Other †				2,532,819	4.4%
7	Energy †				2,463,859	4.2%
	Other Industrial
7	Hutchison Whampoa
	International 09 Ltd.	7.625%	4/9/19	118,427	131,852	0.2%
7	Other Industrial—Other †				112,388	0.2%
7	Technology †				1,774,750	3.1%
7	Transportation †				820,448	1.4%
					14,144,990	24.4%
Utilities
7	Electric †				1,483,070	2.5%
7	Natural Gas †				95,117	0.2%
					1,578,187	2.7%
Total Corporate Bonds (Cost $30,764,148)					30,733,226	52.9%
Sovereign Bonds
11	Japan	0.000%	5/12/17	28,980,000	256,597	0.5%
11	Japan	0.000%	3/6/17	14,490,000	128,375	0.2%
	Republic of Turkey	7.500%	7/14/17	119,919	122,917	0.2%
7	Sovereign Bonds—Other †				2,898,964	5.0%
Total Sovereign Bonds (Cost $3,416,044) †					3,406,853	5.9%
Taxable Municipal Bonds (Cost $179,793) †					181,760	0.3%
Tax-Exempt Municipal Bonds (Cost $10,000) †					10,000	0.0%

				Shares
Convertible Preferred Stocks (Cost $28,923) †					—	0.0%
Temporary Cash Investments
Money Market Fund
12	Vanguard Market
	Liquidity Fund	0.856%		13,244,953	1,324,628	2.3%

				Face
				Amount
				($000)
Certificates of Deposit
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.520%	8/9/17	120,805	120,909	0.2%
	Royal Bank of Canada
	(New York Branch)	1.360%	10/5/17	120,275	120,259	0.2%
	Royal Bank of Canada
	(New York Branch)	1.290%	10/27/17	193,600	193,412	0.3%
	Wells Fargo Bank NA	1.320%	10/27/17	142,610	142,502	0.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.570%	10/27/17	144,565	144,714	0.3%
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.700%	1/26/18	92,300	92,323	0.2%
Certificates of Deposit—Other †				168,831	0.3%
				982,950	1.7%
Commercial Paper
[7,13] Commonwealth Bank of Australia	1.399%	9/1/17	68,360	67,812	0.1%
[7,13] Commercial Paper—Other †				525,608	0.9%
				593,420	1.0%
Total Temporary Cash Investments (Cost $2,901,232)				2,900,998	5.0%
Total Investments (Cost $58,906,608)				58,825,417	101.3%

		Expiration
		Date	Contracts
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50		2/24/17	1,255	(157)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		2/24/17	418	(124)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		2/24/17	157	(15)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50		2/24/17	1,884	(206)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50		2/24/17	418	(124)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00		2/24/17	417	(78)	0.0%
Total Liability for Options Written (Premiums Received $1,453)				(704)	0.0%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				4,265
Receivables for Investment Securities Sold				970,169
Receivables for Accrued Income				350,667
Receivables for Capital Shares Issued				101,630
Other Assets				78,483
Total Other Assets				1,505,214	2.6%
Liabilities
Payables for Investment Securities Purchased				(1,990,702)
Payables for Capital Shares Redeemed				(125,626)
Payables for Distributions				(15,851)
Payables to Vanguard				(31,091)
Other Liabilities				(96,107)
Total Liabilities				(2,259,377)	(3.9%)
Net Assets				58,070,550	100.0%

Short-Term Investment-Grade Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	58,155,412
Undistributed Net Investment Income	14,477
Accumulated Net Realized Losses	(7,580)
Unrealized Appreciation (Depreciation)
Investment Securities	(81,191)
Futures Contracts	13,780
Options	749
Swap Contracts	(4,552)
Forward Currency Contracts	(20,632)
Foreign Currencies	87
Net Assets	58,070,550

Investor Shares—Net Assets
Applicable to 897,320,819 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,558,127
Net Asset Value Per Share—Investor Shares	$10.65

Admiral Shares—Net Assets
Applicable to 3,620,383,325 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	38,563,781
Net Asset Value Per Share—Admiral Shares	$10.65

Institutional Shares—Net Assets
Applicable to 933,982,773 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,948,642
Net Asset Value Per Share—Institutional Shares	$10.65

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $23,758,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $35,429,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3 Securities with a value of $56,117,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security made only partial principal and/or interest payments during the period ended January 31, 2017.
6 Adjustable-rate security.
7 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $8,762,543,000, representing 15.1% of net assets.
8 Face amount denominated in Australian dollars.
9 Face amount denominated in British pounds.
10 Face amount denominated in euro.
11 Face amount denominated in Japanese yen.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
13 Certain of the fund’s securities are exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2017, the aggregate value of these securities was $593,420,000, representing 1.0% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	1,232,486
Total Income	1,232,486
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,412
Management and Administrative—Investor Shares	15,873
Management and Administrative—Admiral Shares	27,524
Management and Administrative—Institutional Shares	5,274
Marketing and Distribution—Investor Shares	2,020
Marketing and Distribution—Admiral Shares	3,765
Marketing and Distribution—Institutional Shares	292
Custodian Fees	810
Auditing Fees	52
Shareholders’ Reports—Investor Shares	209
Shareholders’ Reports—Admiral Shares	333
Shareholders’ Reports—Institutional Shares	11
Trustees’ Fees and Expenses	42
Total Expenses	62,617
Net Investment Income	1,169,869
Realized Net Gain (Loss)
Investment Securities Sold[1]	196,726
Futures Contracts	(79,208)
Options	4,903
Swap Contracts	(18,647)
Foreign Currencies and Forward Currency Contracts	54,383
Realized Net Gain (Loss)	158,157
Change in Unrealized Appreciation (Depreciation)
Investment Securities	41,955
Futures Contracts	64,728
Options	1,098
Swap Contracts	(6,508)
Foreign Currencies and Forward Currency Contracts	(32,552)
Change in Unrealized Appreciation (Depreciation)	68,721
Net Increase (Decrease) in Net Assets Resulting from Operations	1,396,747
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $5,835,000 and $16,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,169,869	1,059,392
Realized Net Gain (Loss)	158,157	(73,067)
Change in Unrealized Appreciation (Depreciation)	68,721	(538,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,396,747	448,008
Distributions
Net Investment Income
Investor Shares	(186,207)	(202,612)
Admiral Shares	(734,897)	(700,824)
Institutional Shares	(201,852)	(181,977)
Realized Capital Gain[1]
Investor Shares	(9,485)	(1,871)
Admiral Shares	(37,804)	(6,383)
Institutional Shares	(10,085)	(1,715)
Total Distributions	(1,180,330)	(1,095,382)
Capital Share Transactions
Investor Shares	(330,393)	(976,042)
Admiral Shares	4,573,769	502,066
Institutional Shares	709,337	971,116
Net Increase (Decrease) from Capital Share Transactions	4,952,713	497,140
Total Increase (Decrease)	5,169,130	(150,234)
Net Assets
Beginning of Period	52,901,420	53,051,654
End of Period[2]	58,070,550	52,901,420
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $57,374,000 and $9,969,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,477,000 and ($11,718,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.213	.204	.200	.194	.231
Net Realized and Unrealized Gain (Loss)
on Investments	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.266	.081	.216	.155	.370
Distributions
Dividends from Net Investment Income	(. 205)	(. 209)	(. 200)	(.194)	(. 234)
Distributions from Realized Capital Gains	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(. 216)	(. 211)	(. 226)	(. 235)	(. 280)
Net Asset Value, End of Period	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return[1]	2.52%	0.77%	2.03%	1.46%	3.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,558	$9,840	$10,943	$11,752	$12,166
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.91%	1.86%	1.81%	2.13%
Portfolio Turnover Rate	68%	75%	79%	122%	80%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.224	.215	.211	.205	.242
Net Realized and Unrealized Gain (Loss)
on Investments	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.277	.092	.227	.166	.381
Distributions
Dividends from Net Investment Income	(. 216)	(. 220)	(. 211)	(. 205)	(. 245)
Distributions from Realized Capital Gains	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(. 227)	(. 222)	(. 237)	(. 246)	(. 291)
Net Asset Value, End of Period	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return[1]	2.62%	0.87%	2.13%	1.56%	3.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,564	$33,857	$33,772	$29,632	$25,845
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.01%	1.96%	1.91%	2.23%
Portfolio Turnover Rate	68%	75%	79%	122%	80%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.227	.218	.214	.208	.245
Net Realized and Unrealized Gain (Loss)
on Investments	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.280	.095	.230	.169	.384
Distributions
Dividends from Net Investment Income	(. 219)	(. 223)	(. 214)	(. 208)	(. 248)
Distributions from Realized Capital Gains	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(. 230)	(. 225)	(. 240)	(. 249)	(. 294)
Net Asset Value, End of Period	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return	2.65%	0.90%	2.16%	1.59%	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,949	$9,205	$8,337	$6,802	$4,672
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.13%	2.04%	1.99%	1.94%	2.26%
Portfolio Turnover Rate	68%	75%	79%	122%	80%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Short-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 8% and 8% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Short-Term Investment-Grade Fund

During the year ended January 31, 2017, the fund’s average investment in forward currency contracts represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-

Short-Term Investment-Grade Fund

party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Short-Term Investment-Grade Fund

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Short-Term Investment-Grade Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $4,265,000, representing 0.01% of the fund’s net assets and 1.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	9,670,140	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	11,909,710	12,730
Corporate Bonds	—	30,673,746	59,480
Sovereign Bonds	—	3,406,853	—
Taxable Municipal Bonds	—	181,760	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—[1]
Temporary Cash Investments	1,324,628	1,576,370	—
Liability for Options Written	(704)	—	—
Futures Contracts—Assets [2]	3,862	—	—
Futures Contracts—Liabilities [2]	(12,310)	—	—
Forward Currency Contracts—Assets	—	18,833	—
Forward Currency Contracts—Liabilities	—	(39,465)	—
Swap Contracts—Assets	1,326 [2]	15,678	—
Swap Contracts—Liabilities	(356)[2]	(16,799)	—
Total	1,316,446	57,406,826	72,210
1 Market value of Convertible Preferred Stocks based on Level 3 inputs.
2 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	4,000	32,151	3,548	39,699
Liability for Options Written	(704)	—	—	(704)
Other Liabilities	(12,666)	(39,465)	(16,799)	(68,930)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(79,208)	—	—	(79,208)
Options	6,878	—	(1,975)	4,903
Swap Contracts	(11,521)	421	(7,547)	(18,647)
Forward Currency Contracts	—	36,618	—	36,618
Realized Net Gain (Loss) on Derivatives	(83,851)	37,039	(9,522)	(56,334)

Short-Term Investment-Grade Fund

	Interest Rate	Currency	Credit
Change in Unrealized Appreciation	Contracts	Contracts	Contracts	Total
(Depreciation) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	64,728	—	—	64,728
Options	1,098	—	—	1,098
Swap Contracts	15,989	(5,429)	(17,068)	(6,508)
Forward Currency Contracts	—	(32,887)	—	(32,887)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	81,815	(38,316)	(17,068)	26,431

At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	34,908	4,114,508	8,407
Ultra 10-Year U.S. Treasury Note	March 2017	(15,873)	(2,129,462)	4,593
10-Year U.S. Treasury Note	March 2017	(14,486)	(1,803,054)	944
AUD 90-Day Bank Bill	March 2017	(2,334)	(1,762,378)	(252)
2-Year U.S. Treasury Note	March 2017	4,127	894,721	203
AUD 3-Year Treasury Bond	March 2017	(4,376)	(371,065)	(598)
Euro-Bund	March 2017	(1,885)	(329,913)	753
Euro-Bobl	March 2017	(1,306)	(187,423)	(309)
Ultra Long U.S. Treasury Bond	March 2017	(476)	(76,487)	(713)
30-Year U.S. Treasury Bond	March 2017	(308)	(46,460)	419
Long Gilt	March 2017	(247)	(38,490)	(7)
Euro-Buxl	March 2017	(107)	(19,313)	396
Euro-Schatz	March 2017	(45)	(5,452)	(4)
AUD 10-Year Treasury Bond	March 2017	(48)	(4,671)	(52)
				13,780

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill, AUD 3-Year Treasury Bond, and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	2/15/17	EUR	42,000	USD	44,858	504
JPMorgan Chase Bank N.A.	2/15/17	EUR	21,368	USD	22,686	393
Barclays Capital	2/15/17	EUR	17,500	USD	18,799	102
Barclays Capital	2/15/17	GBP	12,500	USD	15,083	646
JPMorgan Chase Bank N.A.	2/15/17	GBP	11,500	USD	14,513	(42)
Goldman Sachs Bank AG	2/15/17	GBP	8,000	USD	10,029	38
BNP Paribas	2/15/17	USD	725,378	AUD	986,351	(22,422)
Goldman Sachs Bank AG	2/15/17	USD	630,439	EUR	593,403	(10,472)
JPMorgan Chase Bank N.A.	5/12/17	USD	274,109	JPY	28,980,000	16,356
JPMorgan Chase Bank N.A.	3/6/17	USD	129,251	JPY	14,490,000	794
Goldman Sachs Bank AG	2/15/17	USD	121,096	GBP	99,809	(4,494)
JPMorgan Chase Bank N.A.	2/15/17	USD	36,399	EUR	34,376	(729)
Barclays Capital	2/15/17	USD	29,205	AUD	38,750	(174)
Bank or America N.A.	2/15/17	USD	18,493	AUD	25,000	(461)
Barclays Capital	2/15/17	USD	17,386	EUR	16,200	(112)
JPMorgan Chase Bank N.A.	2/15/17	USD	12,075	AUD	16,000	(56)
JPMorgan Chase Bank N.A.	2/15/17	USD	8,883	GBP	7,240	(227)
Citibank, N.A.	2/15/17	USD	7,373	GBP	6,000	(176)
Goldman Sachs Bank AG	2/15/17	USD	7,160	AUD	9,500	(42)
Citibank, N.A.	2/15/17	USD	3,927	AUD	5,256	(58)
Barclays Capital	2/15/17	USD	2,054	EUR	1,901	—
						(20,632)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

At January 31, 2017, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination	Clearing-	Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	house	(000)	($000)	(%)	($000)
Credit Credit Protection Purchased
CDX-NA-IG-S27-V1	12/20/21	ICE	USD 1,169,456	—	(1.000)	(4,178)
iTraxx Europe Crossover
Index-S26-V1	12/20/21	ICE	EUR 51,000	—	(5.000)	(382)
iTraxx Europe Senior
Financials-S26-V1	12/20/21	ICE	EUR 222,955	—	(1.000)	(114)
iTraxx Europe-S26-V1	12/20/21	ICE	EUR 388,170	—	(1.000)	660
						(4,014)
EUR—Euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway/Aa2	6/20/21	BARC	16,690	(92)	1.000	101
Berkshire Hathaway/Aa2	6/20/21	BARC	16,595	62	1.000	254
Berkshire Hathaway/Aa2	6/20/21	JPMC	10,030	(41)	1.000	75
Berkshire Hathaway/Aa2	6/20/21	GSI	6,675	(44)	1.000	34
Berkshire Hathaway/Aa2	12/20/21	GSI	14,650	(114)	1.000	25
BHP Billiton/A3	12/20/21	BOANA	11,240	20	1.000	61
BHP Billiton/A3	12/20/21	BOANA	2,080	(3)	1.000	5
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	67	1.000	105
Federation of Malaysia/A3	12/20/21	BARC	17,488	144	1.000	(136)
Federation of Malaysia/A3	12/20/21	BNPSW	6,210	73	1.000	(26)
General Electric Capital Corp./A1	12/20/19	DBAG	29,290	(355)	1.000	222
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	9,750	6	1.000	95
Kohl’s Corp./Baa2	6/20/21	GSI	6,570	186	1.000	(130)
Kohl’s Corp./Baa2	6/20/21	GSI	3,285	90	1.000	(67)
Kohl’s Corp./Baa2	6/20/21	GSI	3,285	93	1.000	(65)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Metlife Inc./A3	12/20/20	GSCM	14,025	—	1.000	147
Metlife Inc./A3	12/20/21	BARC	6,575	(12)	1.000	12
People’s Republic of China/Aa3	12/20/21	BNPSW	46,987	283	1.000	3
People’s Republic of China/Aa3	12/20/21	BOANA	11,215	43	1.000	(24)
Republic of Chile/Aa3	12/20/21	JPMC	23,220	(162)	1.000	11
Republic of Chile/Aa3	12/20/21	BOANA	10,360	(41)	1.000	37
Republic of Chile/Aa3	12/20/21	BARC	10,275	(38)	1.000	39
Republic of Chile/Aa3	12/20/21	BNPSW	10,270	(105)	1.000	(29)
Republic of Chile/Aa3	12/20/21	JPMC	9,760	(36)	1.000	37
Republic of Chile/Aa3	12/20/21	BARC	8,780	(45)	1.000	21
Republic of Chile/Aa3	12/20/21	BARC	5,135	(12)	1.000	27
Republic of Indonesia/Baa3	12/20/21	BNPSW	18,075	428	1.000	(9)
Republic of Philippines/Baa2	12/20/21	CITNA	18,560	169	1.000	148
Rio Tinto Ltd./Baa1	12/20/21	BOANA	7,905	29	1.000	26
Rio Tinto Ltd./Baa1	12/20/21	BOANA	5,415	34	1.000	32
Russian Federation/Ba1	6/20/17	GSCM	19,540	171	1.000	220
Russian Federation/Ba1	6/20/17	GSCM	16,020	140	1.000	180
Russian Federation/Ba1	6/20/17	GSCM	9,600	83	1.000	107
						1,538

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	370	(1.000)	(99)
Aetna Inc.	6/20/20	GSCM	19,530	518	(1.000)	(13)
Altria Group Inc.	12/20/21	GSI	73,260	2,129	(1.000)	(270)
Altria Group Inc.	12/20/21	GSI	14,650	425	(1.000)	(54)
Altria Group Inc.	12/20/21	GSI	9,770	284	(1.000)	(36)
American International Group Inc.	6/20/20	BOANA	11,720	146	(1.000)	(56)
American International Group Inc.	6/20/20	BOANA	11,720	147	(1.000)	(56)
American International Group Inc.	12/20/20	GSCM	14,025	245	(1.000)	20
American International Group Inc.	12/20/20	GSCM	6,990	(83)	(1.000)	(195)
Autozone Inc.	12/20/20	GSCM	9,760	268	(1.000)	2
Avnet Inc.	12/20/21	GSI	3,305	(5)	(1.000)	(32)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,415	(154)	(1.000)	(106)
Bank of America Corp.	3/20/20	GSCM	21,610	214	(1.000)	(149)
CMBX-NA-AAA-9	9/17/58	GSI	38,310	(1,453)	(0.500)	(566)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
CMBX-NA-AAA-9	9/17/58	DBAG	19,500	(1,129)	(0.500)	(677)
CMBX-NA-AAA-9	9/17/58	CSFBI	19,480	(691)	(0.500)	(240)
CMBX-NA-AAA-9	9/17/58	GSI	19,480	(691)	(0.500)	(240)
CMBX-NA-AAA-9	9/17/58	GSI	19,415	(1,142)	(0.500)	(692)
CMBX-NA-AAA-9	9/17/58	MSCS	19,330	(1,042)	(0.500)	(594)
CMBX-NA-AAA-9	9/17/58	JPM	19,300	(978)	(0.500)	(531)
CMBX-NA-AAA-9	9/17/58	MSCS	19,280	(817)	(0.500)	(370)
CMBX-NA-AAA-9	9/17/58	JPM	19,150	(706)	(0.500)	(263)
CMBX-NA-AAA-9	9/17/58	DBAG	18,120	(705)	(0.500)	(285)
CMBX-NA-AAA-9	9/17/58	GSI	3,910	(162)	(0.500)	(72)
Commerzbank AG	6/20/21	BOANA	24,410	(250)	(1.000)	(207)
CVS Health Corp.	12/20/20	BOANA	9,760	264	(1.000)	(6)
CVS Health Corp.	12/20/20	BOANA	9,760	260	(1.000)	(9)
CVS Health Corp.	12/20/20	BOANA	4,880	98	(1.000)	(37)
CVS Health Corp.	12/20/20	BOANA	4,880	132	(1.000)	(3)
CVS Health Corp.	12/20/21	JPMC	29,300	822	(1.000)	46
CVS Health Corp.	12/20/21	BARC	19,535	629	(1.000)	111
CVS Health Corp.	12/20/21	BARC	6,620	207	(1.000)	32
El Du Pont De Nemours & Co.	12/20/20	JPMC	25,215	472	(1.000)	(162)
Federal Express Corp.	12/20/18	GSCM	21,640	127	(1.000)	(242)
Federative Republic of Brazil	12/20/20	BARC	14,940	(1,377)	(1.000)	(877)
Federative Republic of Brazil	12/20/20	BNPSW	11,447	(1,511)	(1.000)	(1,129)
Federative Republic of Brazil	6/20/21	GSI	17,425	(1,702)	(1.000)	(870)
Federative Republic of Brazil	6/20/21	DBAG	16,110	(1,604)	(1.000)	(835)
Federative Republic of Brazil	12/20/21	CITNA	14,650	(958)	(1.000)	(24)
Federative Republic of Brazil	12/20/25	BOANA	23,222	(5,886)	(1.000)	(2,432)
Federative Republic of Brazil	12/20/25	GSCM	10,925	(2,584)	(1.000)	(958)
Lincoln National Corp.	6/20/21	BARC	3,340	(80)	(1.000)	(97)
Lincoln National Corp.	6/20/21	BARC	3,335	79	(1.000)	63
Lincoln National Corp.	12/20/21	BARC	6,575	(15)	(1.000)	(7)
McKesson Corp.	3/20/19	JPMC	18,210	267	(1.000)	(55)
McKesson Corp.	3/20/19	JPMC	18,210	274	(1.000)	(49)
PPG Industries Inc.	3/20/18	GSCM	9,760	57	(1.000)	(48)
Qantas Airways Ltd.	12/20/21	DBAG	6,650	(190)	(1.000)	(59)
Raytheon Co.	12/20/21	GSI	24,420	869	(1.000)	(58)
Raytheon Co.	12/20/21	GSI	24,415	861	(1.000)	(65)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Austria	9/20/17	BNPSW	3,800	(121)	(1.000)	(144)
Republic of Colombia	12/20/21	DBAG	14,650	(357)	(1.000)	(15)
Republic of Colombia	12/20/21	CITNA	5,248	(194)	(1.000)	(72)
Republic of Korea	9/20/18	JPMC	7,800	23	(1.000)	(87)
Republic of Korea	12/20/21	JPMC	20,410	457	(1.000)	(47)
Republic of Korea	12/20/21	BNPSW	2,440	55	(1.000)	(6)
Republic of South Africa	12/20/20	JPMC	18,950	(1,167)	(1.000)	(700)
Republic of Turkey	6/20/21	JPMC	19,530	(1,332)	(1.000)	(236)
Republic of Turkey	12/20/21	BARC	22,270	(1,905)	(1.000)	(332)
Republic of Turkey	12/20/21	MSCS	22,000	(1,517)	(1.000)	36
Republic of Turkey	12/20/21	CITNA	21,975	(1,807)	(1.000)	(255)
Royal Bank of Scotland plc	12/20/20	BNPSW	18,060	119	(1.000)	26
Societe Generale SA	12/20/21	BNPSW	16,495[1]	93	(1.000)	(49)
Societe Generale SA	12/20/21	JPMC	9,765	58	(1.000)	(16)
Standard Chartered Bank	12/20/21	JPMC	16,475	(37)	(1.000)	(109)
United Mexican States	12/20/18	DBAG	4,900	(12)	(1.000)	(38)
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	360	(1.000)	(126)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	498	(1.000)	(49)
Wells Fargo & Co.	9/20/20	BOANA	25,940	385	(1.000)	(207)
						(15,977)
						(14,439)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in Euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JPMorgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest	Interest
				Rate	Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
Termination	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
3/15/18	3/15/17[1]	CME	291,417	1.250	(0.000)[2]	(144)
3/15/19	3/15/17[1]	CME	404,413	(1.250)	0.000[2]	574
3/15/20	3/15/17[1]	CME	112,300	1.500	(0.000)[2]	41
3/15/21	3/15/17[1]	CME	30,339	1.500	(0.000)[2]	(84)
3/15/24	3/15/17[1]	CME	98,302	(1.750)	0.000[2]	196
						583

CME—Chicago Mercantile Exchange.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest	Termination		Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	6,111
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	3,917
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	3,290
						13,318
BARC—Barclays Bank plc.
MSCS—Morgan Stanley Capital Services LLC.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2017, counterparties had deposited in segregated accounts securities and cash with a value of $48,671,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Short-Term Investment-Grade Fund

During the year ended January 31, 2017, the fund recorded an adjustment as a result of permanent differences related to foreign currency gains and losses, primarily on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds. Such adjustment represents a reclassification of $5,991,000 from accumulated net realized losses to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,412,000 from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $14,727,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2017, the fund had short-term gains of $13,158,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes. The fund used capital loss carryforwards of $164,627,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

At January 31, 2017, the cost of investment securities for tax purposes was $58,910,050,000. Net unrealized depreciation of investment securities for tax purposes was $84,633,000, consisting of unrealized gains of $319,975,000 on securities that had risen in value since their purchase and $404,608,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $21,321,969,000 of investment securities and sold $22,834,810,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $16,860,481,000 and $13,153,089,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	3,850	1,553	—	—
Options Written	74,146	29,887	1,617,695	1,443
Options Expired	(6,782)	(2,894)	(1,197,155)	(970)
Options Closed	(66,665)	(27,093)	(420,540)	(473)
Options Exercised	—	—	—	—
Balance at January 31, 2017	4,549	1,453	—	—

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,327,470	217,570	2,327,502	218,394
Issued in Lieu of Cash Distributions	177,491	16,580	184,254	17,295
Redeemed	(2,835,354)	(264,975)	(3,487,798)	(327,231)
Net Increase (Decrease)—Investor Shares	(330,393)	(30,825)	(976,042)	(91,542)
Admiral Shares
Issued	13,190,965	1,232,695	10,442,543	979,847
Issued in Lieu of Cash Distributions	612,534	57,219	551,174	51,744
Redeemed	(9,229,730)	(863,111)	(10,491,651)	(984,816)
Net Increase (Decrease)—Admiral Shares	4,573,769	426,803	502,066	46,775
Institutional Shares
Issued	3,243,350	303,006	3,011,844	282,780
Issued in Lieu of Cash Distributions	183,219	17,115	158,703	14,899
Redeemed	(2,717,232)	(254,402)	(2,199,431)	(206,214)
Net Increase (Decrease)—Institutional Shares	709,337	65,719	971,116	91,465

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.62%	2.73%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Credit	Aggregate
	Fund	Index	Bond Index

Number of Bonds	2,156	2,012	10,069

Yield to Maturity
(before expenses)	3.0%	3.4%	2.6%

Average Coupon	3.4%	3.7%	3.1%

Average Duration	5.4 years	6.4 years	6.0 years

Average Effective
Maturity	6.1 years	7.3 years	8.2 years

Short-Term
Reserves	1.6%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	8.2%
Commercial Mortgage-Backed	6.7
Finance	30.1
Foreign	6.0
Government Mortgage-Backed	0.1
Industrial	34.5
Treasury/Agency	10.2
Utilities	4.0
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays US
	Credit	Aggregate Bond
	Index	Index
R-Squared	0.97	0.93
Beta	0.81	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.4%
1 - 3 Years	10.5
3 - 5 Years	22.1
5 - 7 Years	30.0
7 - 10 Years	31.6
10 - 20 Years	1.8
20 - 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	9.7%
Aaa	14.5
Aa	14.0
A	38.8
Baa	20.0
Ba	0.7
B	0.3
Not Rated	2.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	3.16%	3.35%	5.33%	$16,807

• • • • • • • •	Bloomberg Barclays U.S. 5–10 Year
	Credit Bond Index	4.80	3.95	5.90	17,747

– – – –	Spliced Core Bond Funds Average	2.46	2.37	3.86	14,611
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	3.27%	3.46%	5.44%	$84,924
Bloomberg Barclays U.S. 5–10 Year Credit
Bond Index	4.80	3.95	5.90	88,734
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.41%	2.80%	8.21%	6.87%
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39
2017	2.82	0.34	3.16	4.80

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	3.83%	3.73%	4.19%	1.09%	5.28%
Admiral Shares	2/12/2001	3.93	3.83	4.30	1.09	5.39

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Inflation
	Indexed Bonds	0.375%	1/15/27	555,031	553,345	2.0%
1	United States Treasury Note/Bond	1.250%	10/31/21	330,000	320,410	1.2%
	United States Treasury Note/Bond	1.750%	5/15/23	300,000	292,500	1.0%
	United States Treasury Note/Bond	1.500%	2/28/23	300,000	289,032	1.0%
1	United States Treasury Note/Bond	1.500%	3/31/23	300,000	288,657	1.0%
2	United States Treasury Note/Bond	1.625%	4/30/19	163,200	164,373	0.6%
	United States Treasury Note/Bond	1.625%	11/15/22	160,100	156,048	0.6%
3	United States Treasury Note/Bond	1.625%	2/15/26	161,000	150,384	0.5%
	United States Treasury Note/Bond	1.625%	5/31/23	150,000	145,078	0.5%
	United States Treasury Note/Bond	0.875%	7/31/19	104,000	102,781	0.4%
1	United States Treasury Note/Bond	2.250%	11/15/25	100,000	98,625	0.4%
	United States Treasury Note/Bond	1.500%	5/31/19	54,000	54,219	0.2%
	United States Treasury
	Note/Bond	0.875%–3.625%	4/15/19–8/15/26	176,713	174,058	0.6%
					2,789,510	10.0%

Nonconventional Mortgage-Backed Securities †					465	0.0%
Total U.S. Government and Agency Obligations (Cost $2,856,895)					2,789,975	10.0%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.711%	6/11/40	12,197	12,255	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	6,182	6,266	0.0%
[4,5]	Chase Issuance Trust 2007-C1	1.227%	4/15/19	6,100	6,100	0.0%
[4,5]	Chase Issuance Trust 2016-A1	1.178%	5/17/21	1,577	1,582	0.0%
[4,6]	Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%–2.930%	3/15/19–8/17/20	3,205	3,216	0.0%
[4,6]	Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	2,150	2,158	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	290	293	0.0%
[4,6]	Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	19,000	19,156	0.1%
[4,6]	Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%–4.220%	2/15/22–2/15/23	10,900	11,109	0.1%
[4,6]	Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%–1.870%	7/15/21–2/15/22	10,060	9,963	0.0%
4	COMM 2007-C9 Mortgage Trust	5.785%	12/10/49	2,464	2,487	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	6,871	7,153	0.0%
[4,6]	COMM 2012-CCRE3
	Mortgage Trust	2.822%–3.416%	10/15/45	12,874	13,121	0.1%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	7,227	7,307	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,919	2,937	0.0%
[4,6]	COMM 2013-300P
	Mortgage Trust	4.353%	8/10/30	12,270	13,314	0.1%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	2,433	2,511	0.0%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	9,633	10,329	0.0%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	20,645	21,971	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.751%	11/10/23–12/10/23	17,393	18,761	0.1%
[4,6]	COMM 2013-CCRE6
	Mortgage Trust	3.147%–3.397%	3/10/46	10,640	10,695	0.1%
4	COMM 2013-CCRE8
	Mortgage Trust	3.334%–3.612%	6/10/46	9,050	9,464	0.0%
[4,6]	COMM 2013-CCRE9
	Mortgage Trust	4.232%–4.256%	7/10/45	14,030	15,050	0.1%
[4,6]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.205%	8/10/46	3,999	4,160	0.0%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	3,883	3,933	0.0%
[4,6]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	6,702	6,640	0.0%
[4,6]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	18,320	18,997	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.743%–4.236%	2/10/47	4,277	4,569	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.426%	2/10/47	7,300	7,726	0.0%
4	COMM 2014-CCRE17
	Mortgage Trust	3.700%–4.735%	5/10/47	13,035	13,776	0.1%
4	COMM 2014-CCRE18
	Mortgage Trust	3.452%–3.828%	7/15/47	12,218	12,852	0.1%
4	COMM 2014-CCRE20
	Mortgage Trust	3.326%–3.590%	11/10/47	18,880	19,544	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	19,372	19,998	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	2,438	2,579	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	21,103	21,406	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.445%–3.696%	8/10/48	6,370	6,629	0.0%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	3,539	3,692	0.0%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	7,240	7,462	0.0%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	7,040	7,208	0.0%
4	COMM 2015-LC19
	Mortgage Trust	3.040%–3.183%	2/10/48	13,773	13,928	0.1%
[4,6]	Drive Auto Receivables
	Trust 2015-AA	2.280%–4.120%	6/17/19–7/15/22	6,100	6,164	0.0%
[4,6]	Drive Auto Receivables
	Trust 2015-BA	2.120%–3.840%	6/17/19–7/15/21	10,249	10,335	0.0%
[4,6]	Drive Auto Receivables
	Trust 2015-CA	2.230%–4.200%	9/16/19–9/15/21	15,293	15,489	0.1%
[4,6]	Drive Auto Receivables
	Trust 2015-DA	2.590%–4.590%	12/16/19–1/17/23	25,487	25,899	0.1%
[4,6]	Drive Auto Receivables
	Trust 2016-AA	2.110%–3.910%	5/15/19–5/17/21	10,252	10,318	0.0%
[4,6]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	29,270	29,676	0.1%
[4,6]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	32,160	32,294	0.1%
4	Ford Credit Auto Lease
	Trust 2015-B	1.540%–1.920%	2/15/19–3/15/19	11,930	11,923	0.1%
4	Ford Credit Auto Lease
	Trust 2016-A	1.850%	7/15/19	17,030	17,082	0.1%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	2,890	2,897	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	24,738	24,938	0.1%
[4,6]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	13,470	13,571	0.1%
4	Ford Credit Auto Owner
	Trust 2015-B	2.040%	10/15/20	5,010	5,029	0.0%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	6,755	6,776	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2015-REV1	2.120%	7/15/26	6,600	6,609	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	26,000	26,218	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	2,430	2,420	0.0%
[4,6]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	15,740	15,719	0.1%
[4,6]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	21,240	20,919	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.690%–2.140%	9/15/19	3,500	3,508	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,686	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-1	1.400%	2/15/19	2,000	2,000	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	2.310%	2/15/21	900	903	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-4	1.400%	8/15/19	14,795	14,803	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	21,470	21,635	0.1%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-1	1.668%	2/15/21	9,790	9,894	0.0%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-3	1.388%	7/15/21	7,280	7,322	0.0%
[4,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2016-4	1.298%	7/15/20	14,110	14,139	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	1.427%	1/20/22	24,050	24,142	0.1%
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.184%	12/10/43	1,370	1,511	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.633%	3/10/44	2,650	2,882	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,688	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	7,625	7,649	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,120	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.724%	5/10/45	2,140	2,289	0.0%
[4,6]	GS Mortgage Securities
	Trust 2013-GC13	4.033%–4.066%	7/10/46	1,389	1,452	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,526	5,630	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	7,128	7,467	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	11,020	11,615	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	25,600	26,902	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	2,150	2,233	0.0%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%–3.396%	2/10/48	19,453	19,665	0.1%
4	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	4,788	4,868	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,490	15,166	0.1%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	9,710	9,946	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	18,492	18,862	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-CIBC20	5.746%	2/12/51	3,567	3,618	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	635	635	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-LDP12	5.850%	2/15/51	1,482	1,499	0.0%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	7,411	7,717	0.0%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2010-C2	3.616%–5.539%	11/15/43	7,110	7,469	0.0%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C3	4.388%–5.360%	2/15/46	16,393	17,401	0.1%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.408%	8/15/46	4,000	4,418	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	4,482	4,693	0.0%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-C8	2.829%–3.424%	10/15/45	27,578	28,266	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,436	0.0%
[4,6]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	6,113	6,207	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-LC9	2.840%	12/15/47	4,670	4,725	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-C13	3.994%–4.053%	1/15/46	2,851	2,856	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-C16	3.674%–4.975%	12/15/46	34,431	37,103	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	6,234	6,252	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	9,670	9,935	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.904%	6/11/49	4,403	4,461	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	3,860	3,916	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,871	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,316	6,340	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	6,370	6,621	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	2,795	2,900	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	4,430	4,584	0.0%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.591%	12/15/48	15,391	16,034	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	21,780	20,954	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	4,770	4,931	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	1,899	1,901	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	1.490%–3.490%	6/17/19–5/17/21	8,550	8,653	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-4	1.580%–2.970%	9/16/19–3/15/21	25,475	25,624	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,683	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	5,500	5,534	0.0%
4	Santander Drive Auto
	Receivables Trust 2016-3	1.500%–2.460%	8/17/20–3/15/22	24,520	24,424	0.1%
[4,5,6] Trillium Credit Card
	Trust II 2016-1A	1.493%	5/26/21	53,860	54,084	0.2%
[4,5]	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2012-2	1.527%	4/22/19	13,000	13,013	0.1%
[4,5]	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2014-2	1.227%	10/20/19	4,400	4,401	0.0%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				2,866,457	10.3%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,151,381)					4,145,166	14.9%
Corporate Bonds
Finance
	Banking
6	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.300%–2.750%	3/5/20–9/14/20	34,966	34,888	0.1%
	Cooperatieve Rabobank UA	4.625%	12/1/23	75,134	79,331	0.3%
	Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	55,674	0.2%
	Credit Suisse AG	3.625%	9/9/24	69,650	69,803	0.3%
	Goldman Sachs Group Inc.	3.750%	5/22/25	91,557	91,545	0.3%
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	58,832	0.2%
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	58,008	0.2%
7	Goldman Sachs Group Inc.	1.250%–5.250%	9/15/20–1/26/27	215,552	219,144	0.8%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,023	0.1%
	HSBC Holdings plc	3.600%	5/25/23	95,710	96,454	0.3%
	HSBC Holdings plc	2.650%	1/5/22	66,585	65,217	0.2%
	HSBC Holdings plc	2.950%–4.375%	3/8/21–11/23/26	152,691	155,340	0.6%
	HSBC USA Inc.	2.375%	11/13/19	17,185	17,265	0.1%
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	61,488	0.2%
4	JPMorgan Chase & Co.	2.295%–4.625%	7/22/20–2/1/28	373,375	379,282	1.4%
	Mitsubishi UFJ Financial
	Group Inc.	2.950%	3/1/21	103,235	103,584	0.4%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Mitsubishi UFJ Financial
	Group Inc.	2.190%–3.850%	9/13/21–3/1/26	72,430	71,376	0.3%
6	Mitsubishi UFJ Trust
	& Banking Corp.	2.450%–2.650%	10/16/19–10/19/20	49,055	49,004	0.2%
	Morgan Stanley	4.000%	7/23/25	53,181	54,133	0.2%
7	Morgan Stanley	1.375%–7.300%	5/13/19–1/20/27	276,008	285,741	1.0%
	MUFG Americas Holdings
	Corp.	2.250%–3.500%	2/10/20–2/10/25	37,291	37,303	0.1%
	PNC Bank NA	3.250%	6/1/25	61,302	61,295	0.2%
	PNC Bank NA	2.150%–6.875%	4/1/18–2/23/25	153,260	153,812	0.6%
	PNC Financial Services
	Group Inc.	2.854%–3.900%	11/9/22–4/29/24	19,018	19,137	0.1%
	PNC Funding Corp.	4.375%–6.700%	6/10/19–8/11/20	56,243	60,736	0.2%
	Santander Bank NA	8.750%	5/30/18	5,000	5,393	0.0%
8	Santander UK Group
	Holdings plc	3.571%–3.625%	1/10/23–1/14/26	15,514	16,777	0.1%
	Santander UK plc	2.350%–4.000%	3/14/19–3/13/24	64,013	65,081	0.2%
	Wells Fargo & Co.	3.300%	9/9/24	57,524	56,983	0.2%
[5,8,9] Wells Fargo & Co.		2.000%–4.600%	7/22/20–4/22/26	267,229	255,903	0.9%
	Wells Fargo Bank NA	2.150%	12/6/19	31,575	31,538	0.1%
4	Westpac Banking Corp.	4.322%	11/23/31	56,619	56,491	0.2%
6	Banking—Other †				2,555,902	9.2%
6	Brokerage †				303,746	1.1%
	Finance Companies
	GE Capital International
	Funding Co.	2.342%	11/15/20	73,763	73,907	0.3%
	GE Capital International
	Funding Co.	3.373%–4.418%	11/15/25–11/15/35	58,481	60,771	0.2%
	HSBC Finance Corp.	6.676%	1/15/21	63,939	71,998	0.2%
6	Finance Companies—Other †				48,661	0.2%
	Insurance
	Aetna Inc.	3.200%	6/15/26	77,925	78,103	0.2%
	Berkshire Hathaway
	Finance Corp.	3.000%–4.250%	1/15/21–5/15/22	16,140	16,608	0.1%
	Berkshire Hathaway Inc.	2.750%	3/15/23	108,008	107,888	0.4%
	Berkshire Hathaway Inc.	3.125%	3/15/26	83,173	82,478	0.3%
6	Insurance—Other †				1,219,610	4.4%
6	Real Estate Investment Trusts †				699,805	2.5%
					8,172,058	29.4%
Industrial
6	Basic Industry †				373,830	1.3%
	Capital Goods
	General Electric
	Capital Corp.	2.200%–6.750%	8/7/19–8/7/37	220,702	245,552	0.9%
4	General Electric Co.	5.000%	12/29/49	2,000	2,074	0.0%
	Precision Castparts Corp.	2.500%	1/15/23	58,482	57,649	0.2%
	Precision Castparts Corp.	3.250%	6/15/25	10,086	10,159	0.0%
6	Capital Goods—Other †				556,583	2.0%
	Communication
	America Movil SAB de CV	3.125%	7/16/22	54,350	53,741	0.2%
6	Communication—Other †				770,409	2.8%
	Consumer Cyclical
	Ford Motor Co.	4.346%	12/8/26	10,000	9,995	0.0%
	Ford Motor Credit Co. LLC	3.200%–5.875%	1/15/21–1/8/26	74,914	77,840	0.3%
	Visa Inc.	3.150%	12/14/25	117,353	117,158	0.4%
	Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	76,683	0.3%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
6 Consumer Cyclical—Other †				989,324	3.6%
Consumer Noncyclical
Altria Group Inc.	2.850%	8/9/22	54,409	54,240	0.2%
Anheuser-Busch Cos. LLC	5.000%–5.500%	1/15/18–3/1/19	3,225	3,427	0.0%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	106,250	106,889	0.4%
Anheuser-Busch InBev
Finance Inc.	3.300%	2/1/23	61,800	62,772	0.2%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	2/1/21–2/1/24	35,882	36,006	0.1%
7 Anheuser-Busch InBev SA	2.750%–3.250%	1/24/33–3/17/36	8,743	9,987	0.1%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–6.875%	11/15/19–7/15/22	64,356	66,531	0.3%
Gilead Sciences Inc.	3.700%	4/1/24	103,867	106,485	0.4%
Gilead Sciences Inc.	3.500%	2/1/25	92,171	92,739	0.3%
Medtronic Inc.	3.500%	3/15/25	85,100	86,780	0.3%
6 Consumer Noncyclical—Other †				1,480,544	5.3%
Energy
BP Capital Markets plc	2.500%–4.750%	3/10/19–5/4/26	283,982	289,982	1.0%
Chevron Corp.	2.355%	12/5/22	52,115	51,173	0.2%
Shell International Finance BV	3.250%	5/11/25	84,778	84,280	0.3%
6 Energy—Other †				1,239,616	4.5%
6 Other Industrial †				97,342	0.3%
Technology
Apple Inc.	2.400%	5/3/23	106,325	103,952	0.4%
Apple Inc.	3.450%	5/6/24	64,000	65,732	0.2%
Apple Inc.	2.500%	2/9/25	55,083	52,635	0.2%
9 Apple Inc.	2.150%–3.700%	5/6/21–8/4/26	222,343	218,527	0.8%
Microsoft Corp.	3.300%	2/6/27	89,290	89,280	0.3%
Microsoft Corp.	2.000%–3.625%	2/12/22–8/8/26	228,175	223,810	0.8%
6 Technology—Other †				1,028,181	3.7%
Transportation
Burlington Northern
Santa Fe LLC	3.000%–7.000%	6/1/21–12/15/25	85,361	92,270	0.3%
6 Transportation—Other †				351,878	1.3%
				9,436,055	33.9%
Utilities
Electric
Berkshire Hathaway Energy Co.	3.750%	11/15/23	17,100	17,912	0.1%
MidAmerican Energy Co.	3.500%–3.700%	9/15/23–10/15/24	42,890	44,489	0.1%
Nevada Power Co.	7.125%	3/15/19	7,350	8,142	0.0%
PacifiCorp	3.350%–3.850%	6/15/21–7/1/25	43,564	45,237	0.2%
6 Electric—Other †				951,102	3.4%
6 Natural Gas †				13,728	0.1%
				1,080,610	3.9%
Total Corporate Bonds (Cost $18,635,759)				18,688,723	67.2%
Sovereign Bonds
Petroleos Mexicanos	5.500%	1/21/21	123,051	127,513	0.4%
United Mexican States	3.625%	3/15/22	72,932	73,520	0.3%
6 Sovereign Bonds—Other †				1,439,585	5.2%
Total Sovereign Bonds (Cost $1,659,218)				1,640,618	5.9%
Taxable Municipal Bonds (Cost $59,439) †				59,333	0.2%

Intermediate-Term Investment-Grade Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Convertible Preferred Stocks (Cost $8,571) †			—	0.0%
Temporary Cash Investment
Money Market Fund
10 Vanguard Market Liquidity Fund
(Cost $444,338)	0.856%	4,443,034	444,348	1.6%
Total Investments (Cost $27,815,601)			27,768,163	99.8%

	Expiration
	Date	Contracts
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	602	(75)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	201	(59)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	76	(7)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	904	(99)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	201	(60)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	201	(38)	0.0%
Total Liability for Options Written (Premiums Received $697)			(338)	0.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			2,034
Receivables for Investment Securities Sold			259,702
Receivables for Accrued Income			207,779
Receivables for Capital Shares Issued			32,534
Other Assets			21,793
Total Other Assets			523,842	1.9%
Liabilities
Payables for Investment Securities Purchased			(369,688)
Payables for Capital Shares Redeemed			(48,631)
Payables for Distributions			(12,882)
Payables to Vanguard			(18,769)
Other Liabilities			(26,313)
Total Liabilities			(476,283)	(1.7%)
Net Assets			27,815,384	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	27,949,400
Undistributed Net Investment Income	5,540
Accumulated Net Realized Losses	(81,379)
Unrealized Appreciation (Depreciation)
Investment Securities	(47,438)
Futures Contracts	6,415
Options on Futures Contracts	359
Swap Contracts	(6,550)
Forward Currency Contracts	(11,045)
Foreign Currencies	82
Net Assets	27,815,384

Investor Shares—Net Assets
Applicable to 276,407,614 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,670,721
Net Asset Value Per Share—Investor Shares	$9.66

Admiral Shares—Net Assets
Applicable to 2,602,361,114 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,144,663
Net Asset Value Per Share—Admiral Shares	$9.66

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $8,482,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $13,471,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $22,279,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $3,269,573,000, representing 11.8% of net assets.
7 Face amount denominated in euro.
8 Face amount denominated in British pounds.
9 Face amount denominated in Australian dollars.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	790,171
Total Income	790,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,037
Management and Administrative—Investor Shares	4,570
Management and Administrative—Admiral Shares	17,288
Marketing and Distribution—Investor Shares	591
Marketing and Distribution—Admiral Shares	2,497
Custodian Fees	351
Auditing Fees	47
Shareholders’ Reports—Investor Shares	83
Shareholders’ Reports—Admiral Shares	541
Trustees’ Fees and Expenses	24
Total Expenses	29,029
Net Investment Income	761,142
Realized Net Gain (Loss)
Investment Securities Sold[1]	231,278
Futures Contracts	(67,539)
Options	2,167
Swap Contracts	14,722
Foreign Currencies and Forward Currency Contracts	24,076
Realized Net Gain (Loss)	204,704
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(205,851)
Futures Contracts	5,758
Options	500
Swap Contracts	(16,212)
Foreign Currencies and Forward Currency Contracts	(14,513)
Change in Unrealized Appreciation (Depreciation)	(230,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	735,528
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,065,000 and $13,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	761,142	609,572
Realized Net Gain (Loss)	204,704	107,968
Change in Unrealized Appreciation (Depreciation)	(230,318)	(666,657)
Net Increase (Decrease) in Net Assets Resulting from Operations	735,528	50,883
Distributions
Net Investment Income
Investor Shares	(78,111)	(83,393)
Admiral Shares	(676,944)	(542,263)
Realized Capital Gain[1]
Investor Shares	(25,560)	(12,111)
Admiral Shares	(235,897)	(79,873)
Total Distributions	(1,016,512)	(717,640)
Capital Share Transactions
Investor Shares	(13,567)	(153,287)
Admiral Shares	6,644,873	2,842,055
Net Increase (Decrease) from Capital Share Transactions	6,631,306	2,688,768
Total Increase (Decrease)	6,350,322	2,022,011
Net Assets
Beginning of Period	21,465,062	19,443,051
End of Period[2]	27,815,384	21,465,062
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $158,459,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,540,000 and $3,876,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.72	$10.06	$9.81	$10.24	$10.18
Investment Operations
Net Investment Income	.278	.288	.303	.311	.354
Net Realized and Unrealized Gain (Loss)
on Investments	.030	(.288)	.341	(.229)	.266
Total from Investment Operations	. 308.000		.644	.082	.620
Distributions
Dividends from Net Investment Income	(. 276)	(. 296)	(. 307)	(. 317)	(. 360)
Distributions from Realized Capital Gains	(. 092)	(. 044)	(. 087)	(.195)	(. 200)
Total Distributions	(. 368)	(. 340)	(. 394)	(. 512)	(. 560)
Net Asset Value, End of Period	$9.66	$9.72	$10.06	$9.81	$10.24

Total Return[1]	3.16%	0.03%	6.71%	0.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,671	$2,701	$2,952	$3,099	$4,884
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.94%	3.05%	3.12%	3.41%
Portfolio Turnover Rate	68%	70%	88%	100%	62%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.72	$10.06	$9.81	$10.24	$10.18
Investment Operations
Net Investment Income	.288	.298	.313	.321	.364
Net Realized and Unrealized Gain (Loss)
on Investments	.030	(.288)	.341	(.229)	.266
Total from Investment Operations	. 318.010		.654	.092	.630
Distributions
Dividends from Net Investment Income	(. 286)	(. 306)	(. 317)	(. 327)	(. 370)
Distributions from Realized Capital Gains	(. 092)	(. 044)	(. 087)	(.195)	(. 200)
Total Distributions	(. 378)	(. 350)	(. 404)	(. 522)	(. 570)
Net Asset Value, End of Period	$9.66	$9.72	$10.06	$9.81	$10.24

Total Return[1]	3.27%	0.13%	6.81%	0.95%	6.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,145	$18,764	$16,491	$13,618	$14,582
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.90%	3.04%	3.15%	3.22%	3.51%
Portfolio Turnover Rate	68%	70%	88%	100%	62%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary

Intermediate-Term Investment-Grade Fund

risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 7% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Intermediate-Term Investment-Grade Fund

During the year ended January 31, 2017, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to

Intermediate-Term Investment-Grade Fund

counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent overthecounter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarterend during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarterend during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarterend during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is outofthemoney (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is inthemoney (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Intermediate-Term Investment-Grade Fund

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of

Intermediate-Term Investment-Grade Fund

the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $2,034,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,789,975	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,145,166	—
Corporate Bonds	—	18,688,719	4
Sovereign Bonds	—	1,640,618	—
Taxable Municipal Bonds	—	59,333	—
Convertible Preferred Stocks	—	—	—[1]
Temporary Cash Investments	444,348	—	—
Liability for Options Written	(338)	—	—
Futures Contracts—Assets [2]	3,272	—	—
Futures Contracts—Liabilities [2]	(2,557)	—	—
Forward Currency Contracts—Assets	—	745	—
Forward Currency Contracts—Liabilities	—	(11,790)	—
Swap Contracts—Assets	399 [2]	1,725	—
Swap Contracts—Liabilities	(228)[2]	(5,774)	—
Total	444,896	27,308,717	4
1 Market value of Convertible Preferred Stocks based on Level 3 inputs.
2 Represents variation margin on the last day of the reporting period.

D. At January 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	3,906	745	1,490	6,141
Liability for Options Written	(338)	—	—	(338)
Other Liabilities	(2,912)	(11,790)	(5,647)	(20,349)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(67,539)	—	—	(67,539)
Options	3,359	—	(1,192)	2,167
Swap Contracts	13,475	622	625	14,722
Forward Currency Contracts	—	15,388	—	15,388
Realized Net Gain (Loss) on Derivatives	(50,705)	16,010	(567)	(35,262)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,758	—	—	5,758
Options	500	—	—	500
Swap Contracts	(4,425)	(6,557)	(5,230)	(16,212)
Forward Currency Contracts	—	(14,692)	—	(14,692)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	1,833	(21,249)	(5,230)	(24,646)

At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	9,881	1,164,646	3,528
10-Year U.S. Treasury Note	March 2017	7,117	885,844	1,757
2-Year U.S. Treasury Note	March 2017	(2,254)	(488,660)	(168)
Ultra 10-Year U.S. Treasury Note	March 2017	2,390	320,633	(64)
Euro-Bund	March 2017	(849)	(148,592)	376
30-Year U.S. Treasury Bond	March 2017	(974)	(146,922)	1,168
AUD 3-Year Treasury Bond	March 2017	(1,717)	(145,594)	(223)
Ultra Long U.S. Treasury Bond	March 2017	(688)	(110,553)	137
Euro-Bobl	March 2017	(542)	(77,782)	(115)
AUD 10-Year Treasury Bond	March 2017	(369)	(35,904)	(298)
Long Gilt	March 2017	(106)	(16,518)	(3)
Euro-Buxl	March 2017	(80)	(14,439)	316
Euro-Schatz	March 2017	46	5,573	4
AUD 90-Day Bank Bill	March 2017	(4)	(3,020)	(—)
				6,415

Intermediate-Term Investment-Grade Fund

Unrealized appreciation (depreciation) on open futures contracts except for AUD 3-Year Treasury Bond, AUD 10-Year Treasury Bond, and AUD 90-Day Bank Bill, is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	2/15/2017	EUR	14,800	USD	15,823	163
JPMorgan Chase Bank N.A.	2/15/2017	EUR	9,675	USD	10,268	180
Barclays Capital	2/15/2017	EUR	9,400	USD	10,102	50
JPMorgan Chase Bank N.A.	2/15/2017	GBP	6,000	USD	7,572	(22)
Barclays Capital	2/15/2017	GBP	6,000	USD	7,240	310
Goldman Sachs Bank AG	2/15/2017	GBP	4,000	USD	5,015	19
Goldman Sachs Bank AG	2/15/2017	EUR	1,400	USD	1,490	22
JPMorgan Chase Bank N.A.	2/15/2017	GBP	1,000	USD	1,258	1
Goldman Sachs Bank AG	2/15/2017	USD	276,114	EUR	259,995	(4,694)
BNP Paribas	2/15/2017	USD	144,847	AUD	196,927	(4,452)
Goldman Sachs Bank AG	2/15/2017	USD	36,854	GBP	30,342	(1,326)
JPMorgan Chase Bank N.A.	2/15/2017	USD	18,508	EUR	17,500	(393)
Barclays Capital	2/15/2017	USD	14,989	EUR	14,000	(133)
Bank of America N.A	2/15/2017	USD	14,307	AUD	19,500	(477)
Barclays Capital	2/15/2017	USD	6,772	AUD	9,000	(52)
Citibank, N.A.	2/15/2017	USD	4,298	GBP	3,500	(107)
JPMorgan Chase Bank N.A.	2/15/2017	USD	3,665	GBP	3,000	(110)
Goldman Sachs Bank AG	2/15/2017	USD	2,261	AUD	3,000	(14)
Barclays Capital	2/15/2017	USD	830	EUR	768	—
Citibank, N.A.	2/15/2017	USD	728	AUD	974	(10)
						(11,045)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

At January 31, 2017, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination	Clearing-	Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	house	(000)	($000)	(%)	($000)
Credit Protection Purchased
CDX-NA-IG-S27-V1	12/20/21	ICE	USD 565,814	—	(1.000)	(2,023)
iTraxx Europe Crossover
Index-S26-V1	12/20/21	ICE	EUR 24,300	—	(5.000)	(184)
iTraxx Europe Senior
Financials-S26-V1	12/20/21	ICE	EUR 107,115	—	(1.000)	(55)
iTraxx Europe-S26-V1	12/20/21	ICE	EUR 188,480	—	(1.000)	321
						(1,941)
EUR—Euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	15,000	19	1.000	193
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	7,840	29	1.000	120
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	7,780	(42)	1.000	47
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	4,655	(19)	1.000	35
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	3,110	(20)	1.000	16
BHP Billiton Ltd./A3	12/20/21	BOANA	5,370	10	1.000	29
BHP Billiton Ltd./A3	12/20/21	BOANA	995	(1)	1.000	2
Federation of Malaysia/A3	12/20/21	BNPSW	950	11	1.000	(4)
Kohls Corp./Baa2	6/20/21	GSI	3,200	90	1.000	(63)
Kohls Corp./Baa2	6/20/21	GSI	1,600	45	1.000	(32)
Kohls Corp./Baa2	6/20/21	GSI	1,600	44	1.000	(33)
Metlife Inc./A3	12/20/20	GSCM	5,625	—	1.000	59
Metlife Inc./A3	12/20/21	BARC	3,165	(6)	1.000	6
People’s Republic of China/Aa3	12/20/21	GSI	40,000	174	1.000	(64)
People’s Republic of China/Aa3	12/20/21	BOANA	3,000	8	1.000	(10)
People’s Republic of China/Aa3	12/20/21	JPMC	2,000	7	1.000	(4)
Republic of Chile/Aa3	12/20/21	BOANA	8,620	(34)	1.000	30
Republic of Chile/Aa3	12/20/21	BNPSW	335	(3)	1.000	(1)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Chile/Aa3	12/20/21	BARC	330	(1)	1.000	1
Republic of Chile/Aa3	12/20/21	BARC	165	-	1.000	1
Republic of Indonesia/Baa3	12/20/21	BARC	40,000	901	1.000	(67)
Republic of Indonesia/Baa3	12/20/21	BARC	25,000	602	1.000	(4)
Republic of Peru/A3	12/20/21	CITNA	11,125	115	1.000	54
Republic of Philippines/Baa2	12/20/21	CITNA	20,000	182	1.000	159
Republic of Philippines/Baa2	12/20/21	BOANA	10,000	78	1.000	66
Republic of Philippines/Baa2	12/20/21	BOANA	10,000	91	1.000	80
Rio Tinto Ltd./Baa1	12/20/21	BOANA	3,780	14	1.000	13
Rio Tinto Ltd./Baa1	12/20/21	BOANA	2,585	16	1.000	15
Russian Federation/Ba1	6/20/17	GSCM	3,200	28	1.000	36
						680

Credit Protection Purchased
American International Group Inc.	12/20/20	GSCM	5,625	98	(1.000)	8
American International Group Inc.	12/20/20	GSCM	2,835	(34)	(1.000)	(79)
Avnet Inc.	12/20/21	GSI	1,580	(2)	(1.000)	(15)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,495	(642)	(1.000)	(594)
Bank of America Corp.	3/20/20	GSCM	7,870	78	(1.000)	(54)
CMBX-NA-AAA-9	9/17/58	GSI	10,610	(403)	(0.500)	(157)
CMBX-NA-AAA-9	9/17/58	DBAG	6,440	(250)	(0.500)	(101)
CMBX-NA-AAA-9	9/17/58	JPM	5,300	(200)	(0.500)	(77)
CMBX-NA-AAA-9	9/17/58	MSCS	5,150	(218)	(0.500)	(99)
CMBX-NA-AAA-9	9/17/58	JPM	5,140	(260)	(0.500)	(141)
CMBX-NA-AAA-9	9/17/58	MSCS	5,110	(275)	(0.500)	(157)
CMBX-NA-AAA-9	9/17/58	GSI	5,045	(179)	(0.500)	(62)
CMBX-NA-AAA-9	9/17/58	CSFBI	5,045	(179)	(0.500)	(62)
CMBX-NA-AAA-9	9/17/58	GSI	5,030	(296)	(0.500)	(179)
CMBX-NA-AAA-9	9/17/58	DBAG	5,030	(291)	(0.500)	(175)
CMBX-NA-AAA-9	9/17/58	GSI	980	(41)	(0.500)	(18)
Commerzbank AG	6/20/21	BOANA	24,495	(399)	(1.000)	(356)
CVS Health Corp.	12/20/21	BOANA	15,000	476	(1.000)	78
CVS Health Corp.	12/20/21	BARC	3,220	101	(1.000)	15
EI du Pont de Nemours & Co.	12/20/20	JPMC	10,230	192	(1.000)	(66)
Federal Express Corp.	12/20/18	GSCM	7,840	46	(1.000)	(88)
Federative Republic of Brazil	12/20/20	BARC	4,250	(392)	(1.000)	(250)
Federative Republic of Brazil	6/20/21	DBAG	12,600	(1,258)	(1.000)	(656)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Federative Republic of Brazil	6/20/21	DBAG	3,500	(348)	(1.000)	(181)
Federative Republic of Brazil	6/20/21	GSI	2,000	(195)	(1.000)	(100)
Federative Republic of Brazil	12/20/21	CITNA	10,000	(654)	(1.000)	(17)
Federative Republic of Brazil	12/20/25	BOANA	3,885	(985)	(1.000)	(407)
Federative Republic of Brazil	12/20/25	GSCM	2,485	(588)	(1.000)	(218)
JPMorgan Chase Bank N.A.	12/20/20	MSCS	25,000	121	(1.000)	(367)
Lincoln National Corp.	6/20/21	BARC	10,000	(191)	(1.000)	(242)
Lincoln National Corp.	6/20/21	BARC	1,555	(37)	(1.000)	(45)
Lincoln National Corp.	6/20/21	BARC	1,550	37	(1.000)	29
Lincoln National Corp.	12/20/21	BARC	3,165	(7)	(1.000)	(3)
McKesson Corp.	3/20/19	JPMC	6,360	96	(1.000)	(17)
McKesson Corp.	3/20/19	JPMC	6,360	93	(1.000)	(19)
Qantas Airways Ltd.	12/20/21	DBAG	3,190	(91)	(1.000)	(28)
Republic of Austria	9/20/17	BNPSW	1,200	(4)	(1.000)	(11)
Republic of Colombia	12/20/21	DBAG	10,000	(243)	(1.000)	(10)
Republic of Korea	9/20/18	JPMC	2,000	6	(1.000)	(22)
Republic of Turkey	6/20/21	JPMC	4,650	(317)	(1.000)	(56)
Republic of Turkey	12/20/21	MSCS	17,000	(1,173)	(1.000)	28
Royal Bank of Scotland plc	12/20/20	BNPSW	6,510	43	(1.000)	10
Societe Generale SA	12/20/21	BNPSW	7,910[1]	45	(1.000)	(24)
Societe Generale SA	12/20/21	JPMC	14,675	87	(1.000)	(25)
Standard Chartered Bank	12/20/21	JPMC	7,945	(18)	(1.000)	(53)
Wells Fargo & Co.	9/20/20	BOANA	9,700	87	(1.000)	(134)
						(5,197)
						(4,517)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in Euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JPMorgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
2/15/17	N/A	CME	5,700	2.407	(0.768)[2]	(199)
2/15/17	N/A	LCH	2,953	1.875	(0.768)[2]	(80)
2/15/17	N/A	CME	668	3.180	(0.768)[2]	(34)
2/15/17	N/A	CME	625	3.373	(0.768)[2]	(34)
2/15/17	N/A	CME	513	2.287	(0.768)[2]	(17)
2/15/17	N/A	CME	426	2.407	(0.768)[2]	(15)
2/15/17	N/A	CME	400	0.714	(0.768)[2]	—
2/15/17	N/A	CME	365	3.432	(0.768)[2]	(20)
4/20/17	N/A	CME	13,000	0.960	(0.777)[2]	(70)
5/17/17	N/A	CME	3,900	1.036	(0.768)[2]	2
6/17/17	N/A	LCH	2,925	0.736	(0.768)[2]	(1)
7/17/17	N/A	CME	3,900	0.781	(0.768)[2]	(1)
9/15/17	N/A	LCH	5,910	0.755	(0.768)[2]	19
9/15/17	N/A	CME	2,792	3.363	(0.768)[2]	(144)
9/15/17	N/A	CME	2,508	3.520	(0.768)[2]	(136)
9/15/17	N/A	CME	340	2.532	(0.768)[2]	(12)
10/16/17	N/A	CME	7,000	0.749	(0.768)[2]	17
11/27/17	N/A	CME	3,580	0.664	(0.776)[2]	(9)
3/15/18	3/15/17[1]	CME	6,600	1.250	(0.000)[3]	(4)
3/15/19	3/15/17[1]	CME	173,394	(1.250)	0.000[3]	221
1/20/20	N/A	CME	20,920	1.224	(0.777)[2]	(174)
1/21/20	N/A	CME	3,130	1.363	(0.776)[2]	(13)
3/15/20	3/15/17[1]	CME	78,078	(1.500)	0.000[3]	163
4/15/20	N/A	LCH	14,650	1.344	(0.768)[2]	(95)
6/15/20	N/A	CME	2,050	0.930	(0.768)[2]	(44)
7/15/20	N/A	CME	8,920	1.571	(0.768)[2]	(8)
3/15/21	3/15/17[1]	CME	15,288	(1.500)	0.000[3]	36
3/15/22	3/15/17[1]	CME	3,067	(1.500)	0.000[3]	7
3/15/24	3/15/17[1]	CME	42,847	(1.750)	0.000[3]	85
						(560)

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
12/26/17	GSCM	4,888	0.625	(0.773)[1]	(13)
8/15/18	BNPSW	4,641	0.715	(0.768)[1]	(4)
4/25/19	WFC	2,702	2.756	(1.038)[2]	55
4/25/20	GSCM	2,423	2.794	(1.038)[2]	60
4/1/21	WFC	3,855	0.965	(0.771)[1]	(37)
6/25/21	GSCM	5,720	3.143	(0.997)[2]	169
11/15/22	BARC	11,539	2.758	(0.925)[2]	311
9/25/29	GSCM	10,095	1.794	(0.776)[1]	(73)
					468

BARC--Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2017, the counterparties had deposited in segregated accounts securities and cash with a value of $2,192,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2017, the fund recorded an adjustment as a result of permanent differences related to foreign currency gains and losses, primarily on forward currency contracts and the foreign component on sales of foreign currency denominated bonds. Such adjustment represents a reclassification of $4,320,000 from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $223,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,629,000 from accumulated net realized gains to paid-in capital.

For tax purposes, the fund used capital loss carryforwards of $3,360,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed

Intermediate-Term Investment-Grade Fund

in December 2016 included gains realized through October 31, 2016; subsequently the fund realized capital losses of $61,245,000 which are deferred and will be treated as realized for tax purposes in 2017.

At January 31, 2017, the cost of investment securities for tax purposes was $27,827,555,000.

Net unrealized depreciation of investment securities for tax purposes was $59,392,000, consisting of unrealized gains of $288,577,000 on securities that had risen in value since their purchase and $347,969,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2017, the fund purchased $17,143,878,000 of investment securities and sold $12,803,317,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,905,395,000 and $4,552,725,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	1,549	625	—	—
Options Written	34,242	13,878	909,770	838
Options Expired	(3,033)	(1,293)	(705,560)	(608)
Options Closed	(30,573)	(12,513)	(204,210)	(230)
Options Exercised	—	—	—	—
Balance at January 31, 2017	2,185	697	—	—

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	804,930	81,195	670,305	68,337
Issued in Lieu of Cash Distributions	90,811	9,231	83,074	8,484
Redeemed	(909,308)	(91,808)	(906,666)	(92,589)
Net Increase (Decrease)—Investor Shares	(13,567)	(1,382)	(153,287)	(15,768)
Admiral Shares
Issued	9,937,761	1,006,190	5,721,010	584,596
Issued in Lieu of Cash Distributions	718,107	73,062	505,434	51,663
Redeemed	(4,010,995)	(406,796)	(3,384,389)	(345,998)
Net Increase (Decrease)—Admiral Shares	6,644,873	672,456	2,842,055	290,261

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile

As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.21%	0.12%
30-Day SEC Yield	3.89%	3.99%

Financial Attributes

		Bloomberg
		Barclays
		Long	Bloomberg
		Credit	Barclays
		A/Better	Aggregate
	Fund	Index Bond Index

Number of Bonds	817	1,279	10,069

Yield to Maturity
(before expenses)	4.1%	4.2%	2.6%

Average Coupon	4.5%	5.1%	3.1%

Average Duration	13.2 years	13.9 years	6.0 years

Average Effective
Maturity	22.9 years	23.2 years	8.2 years

Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Finance	19.7%
Foreign	1.7
Industrial	45.6
Treasury/Agency	4.6
Utilities	14.8
Other	13.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	Long Credit	Barclays US
	A/Better	Aggregate Bond
	Index	Index
R-Squared	0.99	0.86
Beta	1.04	2.52
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.6%
1 - 3 Years	0.2
3 - 5 Years	0.5
5 - 7 Years	0.2
7 - 10 Years	2.8
10 - 20 Years	22.6
20 - 30 Years	67.5
Over 30 Years	3.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	6.7%
Aaa	5.6
Aa	30.4
A	50.4
Baa	6.6
Not Rated	0.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.22% for Investor Shares and 0.11% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	6.71%	5.10%	7.07%	$19,799

• • • • • • • •	Bloomberg Barclays U.S. Long Credit A
	or Better Bond Index	6.44	4.66	6.58	18,906

– – – –	Corporate A-Rated Debt Funds Average	3.97	3.01	4.30	15,228
	Bloomberg Barclays U.S. Aggregate Bond Index	1.45	2.09	4.37	15,337
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	6.82%	5.21%	7.18%	$100,031
Bloomberg Barclays U.S. Long Credit A or
Better Bond Index	6.44	4.66	6.58	94,528
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	2.09	4.37	76,684

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				Bloomberg
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.85%	-1.42%	4.43%	3.70%
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18
2017	4.29	2.42	6.71	6.44

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	7.82%	5.54%	5.34%	1.63%	6.97%
Admiral Shares	2/12/2001	7.92	5.65	5.45	1.63	7.08

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	4.500%	2/15/36	148,330	187,498	1.3%
1	United States Treasury Note/Bond	6.125%	8/15/29	43,302	59,798	0.4%
	United States Treasury Note/Bond	5.375%	2/15/31	42,357	56,434	0.4%
[1,2]	United States Treasury
	Note/Bond	0.750%–6.250%	12/31/17–11/15/46	293,412	295,387	2.1%
	U.S. Government Securities—Other †				15,383	0.1%
					614,500	4.3%

Agency Notes †					33,733	0.2%
Total U.S. Government and Agency Obligations (Cost $650,277)					648,233	4.5%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	3.248%–6.110%	10/21/27–1/20/48	117,875	121,977	0.9%
	Bank of America NA	6.000%	10/15/36	20,450	24,725	0.2%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	37,769	48,751	0.3%
	Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	61,195	0.4%
	Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	58,377	0.4%
	Goldman Sachs Group Inc.	3.500%–6.750%	2/25/26–10/21/45	177,206	199,393	1.4%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	57,125	66,141	0.5%
	HSBC Holdings plc	6.800%	6/1/38	58,749	74,125	0.5%
	HSBC Holdings plc	4.300%–7.625%	3/8/26–9/15/37	87,380	104,195	0.7%
	JPMorgan Chase & Co.	6.400%	5/15/38	92,000	117,827	0.8%
3	JPMorgan Chase & Co.	3.782%–5.625%	2/1/28–8/16/43	89,192	99,016	0.7%
4	Morgan Stanley	1.375%–7.250%	1/27/26–1/22/47	171,066	191,940	1.3%
	Wachovia Corp.	5.500%	8/1/35	21,905	24,280	0.2%
	Wells Fargo & Co.	5.606%	1/15/44	142,608	162,915	1.1%
	Wells Fargo & Co.	5.375%	11/2/43	56,522	62,647	0.4%
5	Wells Fargo & Co.	2.000%–5.375%	7/28/25–12/7/46	108,513	110,166	0.8%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo Bank NA	6.600%	1/15/38	500	641	0.0%
6 Banking—Other †				91,664	0.6%
6 Brokerage †				27,915	0.2%
Finance Companies (2.0%)
GE Capital International Funding Co.	4.418%	11/15/35	270,979	284,306	2.0%

Insurance
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,400	0.0%
Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	61,449	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	60,614	0.4%
UnitedHealth Group Inc.	4.375%–6.875%	7/15/35–7/15/45	104,502	119,151	0.9%
6 Insurance—Other †				445,118	3.1%
Real Estate Investment Trusts †				24,396	0.2%
				2,645,324	18.4%
Industrial
6 Basic Industry †				111,927	0.8%
Capital Goods
General Electric Capital Corp.	6.750%	3/15/32	49,714	66,931	0.4%
General Electric Capital
Corp.	5.875%–6.875%	8/7/37–1/10/39	52,789	68,235	0.5%
3 General Electric Co.	4.125%–5.000%	10/9/42–12/29/49	23,219	24,091	0.2%
United Technologies Corp.	6.125%	7/15/38	55,575	70,589	0.5%
Capital Goods—Other †				278,529	1.9%
Communication
Comcast Corp.	6.950%	8/15/37	64,717	86,226	0.6%
Comcast Corp.	4.750%	3/1/44	56,495	59,224	0.4%
Comcast Corp.	3.200%–7.050%	1/15/33–7/15/46	199,299	220,234	1.6%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	54,110	58,796	0.4%
6 Communication—Other †				173,849	1.2%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	67,400	74,809	0.5%
Home Depot Inc.	3.500%–5.950%	12/16/36–9/15/56	105,115	120,930	0.8%
Lowe’s Cos. Inc.	3.700%	4/15/46	60,330	55,456	0.4%
Lowe’s Cos. Inc.	4.250%–6.650%	3/15/29–9/15/45	73,672	89,557	0.6%
Wal-Mart Stores Inc.	6.200%	4/15/38	82,350	105,701	0.7%
Wal-Mart Stores Inc.	5.625%	4/15/41	81,682	99,376	0.7%
Wal-Mart Stores Inc.	4.000%–7.550%	2/15/30–4/22/44	112,995	141,908	1.0%
Consumer Cyclical—Other †				241,351	1.7%
Consumer Noncyclical
Altria Group Inc.	5.375%	1/31/44	51,590	58,321	0.4%
Anheuser-Busch Cos. LLC	5.750%–6.800%	12/15/27–4/1/36	12,360	14,733	0.1%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	223,825	239,325	1.6%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	104,955	110,601	0.8%
Anheuser-Busch InBev
Finance Inc.	3.650%–4.000%	2/1/26–1/17/43	34,223	33,576	0.2%
4 Anheuser-Busch InBev SA	2.750%–3.250%	1/24/33–3/17/36	929	1,075	0.0%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	1/15/39–7/15/42	89,649	113,366	0.8%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	52,192	0.4%
Johnson & Johnson	3.550%	3/1/36	57,310	56,515	0.4%
Medtronic Inc.	4.625%	3/15/45	73,425	78,399	0.5%
Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	76,213	85,457	0.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Pfizer Inc.	4.125%–7.200%	3/15/39–12/15/46	52,807	67,975	0.5%
Pharmacia LLC	6.750%	12/15/27	2,200	2,762	0.0%
Wyeth LLC	5.950%	4/1/37	67,685	85,270	0.6%
Wyeth LLC	6.000%–6.500%	2/1/34–2/15/36	2,157	2,754	0.0%
6 Consumer Noncyclical—Other †				991,128	6.9%
Energy
Burlington Resources Finance Co.	7.400%	12/1/31	1,000	1,321	0.0%
ConocoPhillips	6.500%	2/1/39	44,831	56,311	0.4%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	12,250	14,950	0.1%
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	1,500	1,767	0.0%
ConocoPhillips Co.	4.300%–5.950%	11/15/44–3/15/46	44,705	51,211	0.4%
Shell International
Finance BV	4.375%	5/11/45	53,555	54,106	0.4%
Shell International
Finance BV	3.750%–6.375%	5/11/35–9/12/46	130,930	132,897	0.9%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	29,387	0.2%
TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	53,673	0.4%
Energy—Other †				266,158	1.8%
6 Other Industrial †				108,305	0.8%
Technology
Apple Inc.	4.650%	2/23/46	55,280	58,174	0.4%
Apple Inc.	3.450%–4.500%	2/23/36–8/4/46	161,420	153,375	1.1%
Microsoft Corp.	3.750%	2/12/45	74,350	69,316	0.5%
Microsoft Corp.	4.450%	11/3/45	64,300	66,840	0.5%
Microsoft Corp.	3.700%	8/8/46	67,330	61,971	0.4%
Microsoft Corp.	4.750%	11/3/55	50,365	53,127	0.4%
Microsoft Corp.	3.300%–5.300%	2/6/27–2/6/57	180,520	173,480	1.2%
Oracle Corp.	4.000%	7/15/46	70,945	66,827	0.4%
Oracle Corp.	3.850%–6.500%	7/8/34–5/15/55	147,939	168,050	1.2%
6 Technology—Other †				248,435	1.7%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–5.750%	5/1/40–8/1/46	174,801	187,642	1.3%
6 Transportation—Other †				134,586	0.9%
				6,353,077	44.1%
Utilities
Electric
Alabama Power Co.	3.750%–6.000%	3/1/39–3/1/45	69,143	76,297	0.5%
Berkshire Hathaway
Energy Co.	4.500%–6.125%	4/1/36–2/1/45	74,925	83,118	0.6%
Consolidated Edison Co.
of New York Inc.	3.950%–6.750%	6/15/33–12/1/56	110,889	124,683	0.8%
Consolidated Edison Co.
of New York Inc.	4.450%	3/15/44	48,300	50,794	0.4%
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	63,662	0.4%
Duke Energy Carolinas LLC	3.875%–6.450%	10/15/32–3/15/46	76,187	79,560	0.6%
Duke Energy Corp.	3.750%	9/1/46	4,860	4,399	0.0%
Duke Energy Florida LLC	3.400%–6.350%	9/15/37–10/1/46	24,510	26,198	0.2%
Duke Energy Indiana LLC	4.200%–6.450%	10/15/35–7/15/43	57,336	64,663	0.4%
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,123	0.1%
Duke Energy Progress LLC	3.700%–4.200%	5/15/42–10/15/46	60,310	59,909	0.4%
Georgia Power Co.	4.300%–5.950%	2/1/39–3/15/43	73,412	82,946	0.6%
MidAmerican Energy Co.	4.250%–5.800%	10/15/36–5/1/46	31,920	35,260	0.2%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	49,180	57,379	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	45,141	56,759	0.4%
Pacific Gas & Electric Co.	4.000%–6.350%	3/1/37–12/1/46	102,017	121,695	0.8%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	114,132	140,503	1.0%
3 Southern Co.	4.400%–5.500%	7/1/46–3/15/57	19,965	19,718	0.1%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	70,860	0.5%
6 Electric—Other †				857,001	6.0%
Natural Gas
Southern Co. Gas Capital Corp.	3.950%	10/1/46	700	652	0.0%
Natural Gas—Other †				8,977	0.1%
Other Utility †				1,333	0.0%
				2,095,489	14.5%
Total Corporate Bonds (Cost $10,375,783)				11,093,890	77.0%
[6]Sovereign Bonds (Cost $240,140) †				244,643	1.7%
Taxable Municipal Bonds
American Municipal Power Ohio
Inc. Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	46,000	55,197	0.4%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	41,205	55,916	0.4%
California GO	7.300%	10/1/39	105,545	148,241	1.0%
California GO	7.600%	11/1/40	70,320	105,187	0.7%
California GO	7.550%	4/1/39	55,350	81,507	0.6%
California GO	7.350%–7.625%	4/1/34–3/1/40	50,335	72,533	0.5%
Georgia Municipal Electric
Power Authority Revenue	6.637%	4/1/57	42,080	52,090	0.3%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	61,235	82,392	0.6%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	62,755	87,723	0.6%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	52,934	76,774	0.5%
New York Metropolitan
Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	96,603	0.7%
Taxable Municipal Bonds—Other †				1,061,507	7.4%
Total Taxable Municipal Bonds (Cost $1,703,644)				1,975,670	13.7%

			Shares
Temporary Cash Investments
Money Market Fund
7 Vanguard Market Liquidity Fund	0.856%		384,203	38,424	0.3%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/17, Repurchase Value
$18,000,000, collateralized by
Government National Mortgage
Assn., 3.500%, 1/20/47, with a
value of $18,360,000)	0.540%	2/1/17	18,000	18,000	0.1%
Bank of Montreal
(Dated 1/31/17, Repurchase Value
$28,200,000, collateralized by
U.S. Treasury Note/Bond
1.000%–6.125%, 11/30/17–
8/15/44, with a value
of $28,764,000)	0.520%	2/1/17	28,200	28,200	0.2%
Barclays Capital Inc.
(Dated 1/31/17, Repurchase Value
$30,000,000, collateralized by
U.S. Treasury Bill 0.000%,
4/13/17, and U.S. Treasury
Note/Bond 0.625%–8.125%,
11/30/17–5/15/24, with
a value of $30,600,000)	0.530%	2/1/17	30,000	30,000	0.2%
Citigroup Global Markets Inc.
(Dated 1/31/17, Repurchase Value
$25,000,000, collateralized by U.S.
Treasury Bill 0.000%, 10/12/17,
and U.S. Treasury Note/Bond
2.000%, 5/31/21, with a value
of $25,500,000)	0.540%	2/1/17	25,000	25,000	0.2%
RBC Capital Markets LLC
(Dated 1/31/17, Repurchase Value
$27,000,000, collateralized by
Federal Home Loan Mortgage
Corp. 2.646%–3.496%, 6/1/37–
5/1/45, and Federal National
Mortgage Assn. 2.433%–4.500%,
11/1/34–12/1/46, with a value
of $27,540,000)	0.530%	2/1/17	27,000	27,000	0.2%
Wells Fargo & Co.
(Dated 1/31/17, Repurchase Value
$47,901,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500%, 12/1/46,
with a value of $48,858,000)	0.550%	2/1/17	47,900	47,900	0.3%
				176,100	1.2%
Total Temporary Cash Investments (Cost $214,521)				214,524	1.5%
Total Investments (Cost $13,184,365)				14,176,960	98.4%

Long-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	10	(3)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	30	(4)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	4	—	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	45	(5)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	10	(2)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	10	(3)	0.0%
Total Liability for Options Written (Premiums Received $35)			(17)	0.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,062
Receivables for Investment Securities Sold			175,143
Receivables for Accrued Income			185,757
Receivables for Capital Shares Issued			136,620
Other Assets[2]			5,142
Total Other Assets			503,724	3.5%
Liabilities
Payables for Investment Securities Purchased			(109,974)
Payables for Capital Shares Redeemed			(131,902)
Payables for Distributions			(8,289)
Payables to Vanguard			(18,117)
Other Liabilities			(6,751)
Total Liabilities			(275,033)	(1.9%)
Net Assets			14,405,634	100.0%

Long-Term Investment-Grade Fund

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,415,478
Undistributed Net Investment Income	346
Accumulated Net Realized Losses	(8,876)
Unrealized Appreciation (Depreciation)
Investment Securities	992,595
Futures Contracts	(696)
Options	18
Swap Contracts	6,900
Forward Currency Contracts	(131)
Foreign Currencies	—
Net Assets	14,405,634

Investor Shares—Net Assets
Applicable to 404,586,831 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,069,447
Net Asset Value Per Share—Investor Shares	$10.06

Admiral Shares—Net Assets
Applicable to 1,027,629,391 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,336,187
Net Asset Value Per Share—Admiral Shares	$10.06

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $36,294,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $8,579,000 and cash of $4,414,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Face amount denominated in euro.
5 Face amount denominated in British pounds.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $557,609,000, representing 3.9% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	615,516
Total Income	615,516
Expenses
Investment Advisory Fees—Note B	4,045
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,917
Management and Administrative—Admiral Shares	8,318
Marketing and Distribution—Investor Shares	755
Marketing and Distribution—Admiral Shares	891
Custodian Fees	130
Auditing Fees	47
Shareholders’ Reports—Investor Shares	88
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	23
Total Expenses	21,253
Net Investment Income	594,263
Realized Net Gain (Loss)
Investment Securities Sold[1]	220,249
Futures Contracts	420
Options	95
Swap Contracts	53,712
Foreign Currencies and Forward Currency Contracts	650
Realized Net Gain (Loss)	275,126
Change in Unrealized Appreciation (Depreciation)
Investment Securities	76,477
Futures Contracts	(16,226)
Options	27
Swap Contracts	13,034
Foreign Currencies and Forward Currency Contracts	(207)
Change in Unrealized Appreciation (Depreciation)	73,105
Net Increase (Decrease) in Net Assets Resulting from Operations	942,494
1 Interest income and realized net gain (loss) from affiliated companies of the fund were $1,721,000 and $39,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	594,263	632,677
Realized Net Gain (Loss)	275,126	325,428
Change in Unrealized Appreciation (Depreciation)	73,105	(2,063,784)
Net Increase (Decrease) in Net Assets Resulting from Operations	942,494	(1,105,679)
Distributions
Net Investment Income
Investor Shares	(171,123)	(183,145)
Admiral Shares	(451,095)	(471,449)
Realized Capital Gain[1]
Investor Shares	(72,423)	(71,139)
Admiral Shares	(184,921)	(180,085)
Total Distributions	(879,562)	(905,818)
Capital Share Transactions
Investor Shares	186,789	(292,682)
Admiral Shares	350,524	(946,834)
Net Increase (Decrease) from Capital Share Transactions	537,313	(1,239,516)
Total Increase (Decrease)	600,245	(3,251,013)
Net Assets
Beginning of Period	13,805,389	17,056,402
End of Period[2]	14,405,634	13,805,389
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $53,147,000 and $21,484,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $346,000 and $157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.00	$11.34	$10.02	$10.65	$10.50
Investment Operations
Net Investment Income	.416	.430	.453	.469	.491
Net Realized and Unrealized Gain (Loss)
on Investments	.260	(1.148)	1.487	(.525)	.274
Total from Investment Operations	.676	(.718)	1.940	(.056)	.765
Distributions
Dividends from Net Investment Income	(. 435)	(. 446)	(. 466)	(. 481)	(. 499)
Distributions from Realized Capital Gains	(.181)	(.176)	(.154)	(. 093)	(.116)
Total Distributions	(. 616)	(. 622)	(. 620)	(. 574)	(. 615)
Net Asset Value, End of Period	$10.06	$10.00	$11.34	$10.02	$10.65

Total Return[1]	6.71%	-6.33%	19.98%	-0.41%	7.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,069	$3,860	$4,714	$4,112	$4,429
Ratio of Total Expenses to Average Net Assets	0.22%	0.21%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.92%	4.18%	4.30%	4.64%	4.57%
Portfolio Turnover Rate	24%	35%[2]	21%	26%	21%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.00	$11.34	$10.02	$10.65	$10.50
Investment Operations
Net Investment Income	.426	.440	.463	.480	.502
Net Realized and Unrealized Gain (Loss)
on Investments	.260	(1.148)	1.487	(.525)	.274
Total from Investment Operations	.686	(.708)	1.950	(.045)	.776
Distributions
Dividends from Net Investment Income	(. 445)	(. 456)	(. 476)	(. 492)	(. 510)
Distributions from Realized Capital Gains	(.181)	(.176)	(.154)	(. 093)	(.116)
Total Distributions	(. 626)	(. 632)	(. 630)	(. 585)	(. 626)
Net Asset Value, End of Period	$10.06	$10.00	$11.34	$10.02	$10.65

Total Return[1]	6.82%	-6.23%	20.10%	-0.31%	7.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,336	$9,946	$12,342	$10,026	$9,112
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.03%	4.27%	4.40%	4.74%	4.67%
Portfolio Turnover Rate	24%	35%[2]	21%	26%	21%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. (Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Long-Term Investment-Grade Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or

Long-Term Investment-Grade Fund

issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Long-Term Investment-Grade Fund

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 20% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written.

Long-Term Investment-Grade Fund

Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,686,000 for the year ended January 31, 2017. For the year ended January 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,062,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	648,233	—
Corporate Bonds	—	11,091,501	2,389
Sovereign Bonds	—	244,643	—
Taxable Municipal Bonds	—	1,975,670	—
Temporary Cash Investments	38,424	176,100	—
Futures Contracts—Assets[1]	2,182	—	—
Futures Contracts—Liabilities[1]	(1,484)	—	—
Forward Currency Contracts—Assets	—	21	—
Forward Currency Contracts—Liabilities	—	(152)	—
Swap Contracts—Assets	193[1]	98	—
Swap Contracts—Liabilities	(773)[1]	(330)	—
Liability for Options Written	(17)	—	—
Total	38,525	14,135,784	2,389
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	2,375	21	98	2,494
Liability for Options Written	(17)	—	—	(17)
Other Liabilities	(1,876)	(152)	(711)	(2,739)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	420	—	—	420
Options	95	—	—	95
Swap Contracts	1,182	—	52,530	53,712
Forward Currency Contracts	—	675	—	675
Realized Net Gain (Loss) on Derivatives	1,697	675	52,530	54,902

Long-Term Investment-Grade Fund

	Interest Rate	Currency	Credit
Change in Unrealized Appreciation	Contracts	Contracts	Contracts	Total
(Depreciation) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(16,226)	—	—	(16,226)
Options	27	—	—	27
Swap Contracts	1,069	—	11,965	13,034
Forward Currency Contracts	—	(212)	—	(212)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(15,130)	(212)	11,965	(3,377)

At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2017	5,336	664,165	(1,383)
5-Year U.S. Treasury Note	March 2017	(4,366)	(514,608)	(176)
Ultra Long U.S. Treasury Bond	March 2017	1,415	227,373	128
2-Year U.S. Treasury Note	March 2017	(151)	(32,736)	11
10-Year Ultra U.S. Treasury Note	March 2017	(236)	(31,661)	(82)
30-Year U.S. Treasury Bond	March 2017	(201)	(30,320)	749
Euro-Buxl	March 2017	(11)	(1,985)	49
Euro-Bund	March 2017	(9)	(1,575)	12
Euro-Bobl	March 2017	(9)	(1,292)	(4)
				(696)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At January 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	2/15/17	GBP	300	USD	362	16
Citibank N.A.	2/15/17	EUR	290	USD	310	3
JPMorgan Chase Bank N.A.	2/15/17	GBP	200	USD	252	(1)
Goldman Sachs Bank N.A.	2/15/17	GBP	200	USD	251	1
Barclays Capital	2/15/17	EUR	200	USD	215	1
Barclays Capital	2/15/17	USD	5,300	EUR	4,989	(88)
Goldman Sachs Bank N.A.	2/15/17	USD	1,228	GBP	1,011	(44)
Goldman Sachs Bank N.A.	2/15/17	USD	582	EUR	550	(12)
JPMorgan Chase Bank N.A.	2/15/17	USD	209	EUR	200	(7)
						(131)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2017, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
			Remaining
			Up-Front	Periodic
			Premium	Premium	Unrealized
		Notional	Received	Received	Appreciation
	Termination	Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse ($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-IG-S27-V1	12/20/21	CME 1,614,000	—	1.000	5,003
CDX-NA-IG-S27-V1	12/20/21	ICE 284,800	—	1.000	745
Total		1,898,800			5,748

Credit Protection Purchased
CDX-NA-IG-S27-V1	12/20/21	ICE 28,295	—	(1.000)	(102)
					5,646
CME—Chicago Mercantile Exchange.
ICE-—Intercontinental Exchange.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	12/20/21	CITNA	6,000	(58)	1.000	(1)
BHP Billiton Ltd./A3	12/20/21	BOANA	3,125	6	1.000	17
BHP Billiton Ltd./A3	12/20/21	BOANA	575	(1)	1.000	1
Republic of Chile/Aa3	12/20/21	BOANA	5,950	(24)	1.000	21
Republic of Chile/Aa3	12/20/21	BNPSW	1,180	(12)	1.000	(3)
Republic of Chile/Aa3	12/20/21	BARC	1,180	(4)	1.000	5
Republic of Chile/Aa3	12/20/21	BARC	590	(1)	1.000	3
MetLife Inc./A3	12/20/21	GSI	10,000	(31)	1.000	4
United Mexican States/A3	12/20/21	GSI	1,000	32	1.000	2
United Mexican States/A3	12/20/21	JPMC	700	22	1.000	1
United Mexican States/A3	12/20/21	GSI	650	21	1.000	1
Republic of Peru/A3	12/20/21	CITNA	1,725	18	1.000	8
Republic of Philippines/Baa2	12/20/21	CITNA	1,000	9	1.000	8
Rio Tinto Ltd./Baa1	12/20/21	BOANA	2,730	10	1.000	9
Rio Tinto Ltd./Baa1	12/20/21	BOANA	1,870	12	1.000	11
Russian Federation/Ba1	6/20/17	GSCM	400	3	1.000	5
Russian Federation/Ba1	6/20/17	GSCM	200	2	1.000	2
			38,875			94
Credit Protection Purchased
Federative Republic of Brazil	12/20/20	BARC	300	(27)	(1.000)	(18)
Federative Republic of Brazil	12/20/20	GSCM	698	(83)	(1.000)	(59)
Federative Republic of Brazil	6/20/21	DBAG	1,400	(140)	(1.000)	(73)
Federative Republic of Brazil	12/20/25	BOANA	315	(80)	(1.000)	(33)
Federative Republic of Brazil	12/20/25	GSCM	315	(74)	(1.000)	(28)
Republic of Colombia	6/20/21	JPMC	1,302	(69)	(1.000)	(50)
Republic of Korea	12/20/21	JPMC	3,000	67	(1.000)	(7)
Republic of South Africa	12/20/20	JPMC	500	(31)	(1.000)	(18)
Republic of Turkey	6/20/21	JPMC	250	(17)	(1.000)	(3)

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Turkey	12/20/21	CITNA	1,400	(115)	(1.000)	(16)
Republic of Turkey	12/20/21	BARC	1,400	(120)	(1.000)	(21)
			10,880			(326)
						(232)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest	Interest
				Rate	Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
Termination	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
3/15/18	3/15/17[1]	CME	10,539	(1.250)	0.000[2]	(1)
3/15/19	3/15/17[1]	CME	12,029	1.250	(0.000)[2]	3
3/15/22	3/15/17[1]	CME	3,919	1.500	(0.000)[2]	7
3/15/24	3/15/17[1]	CME	3,835	1.750	(0.000)[2]	10
3/15/27	3/15/17[1]	CME	3,595	1.750	(0.000)[2]	(30)
3/15/32	3/15/17[1]	CME	18,215	(2.000)	0.000[2]	276
3/15/37	3/15/17[1]	CME	31,073	2.250	(0.000)[2]	(255)
3/15/47	3/15/17[1]	CME	45,300	(2.250)	0.000[2]	1,476
						1,486

CME—Chicago Mercantile Exchange.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2017, counterparties had deposited in segregated accounts securities with a value of $379,000 in connection with open swap and forward currency contracts.

Long-Term Investment-Grade Fund

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2017, the fund realized net foreign currency gains of $436,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds) which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $27,708,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $11,794,000 from accumulated net realized losses to paid-in capital.

At January 31, 2017, the fund had available capital losses totaling $2,837,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2017, the cost of investment securities for tax purposes was $13,191,068,000. Net unrealized appreciation of investment securities for tax purposes was $985,892,000, consisting of unrealized gains of $1,150,172,000 on securities that had risen in value since their purchase and $164,280,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2017, the fund purchased $3,466,404,000 of investment securities and sold $3,095,754,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $351,249,000 and $233,276,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2017.

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2016	97	39	—	—
Options Written	1,824	717	48,465	45
Options Expired	(173)	(74)	(37,840)	(33)
Options Closed	(1,639)	(647)	(10,625)	(12)
Options Exercised	—	—	—	—
Balance at January 31, 2017	109	35	—	—

Long-Term Investment-Grade Fund

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	813,492	77,665	512,289	49,846
Issued in Lieu of Cash Distributions	234,231	22,530	244,823	23,822
Redeemed	(860,934)	(81,658)	(1,049,794)	(103,326)
Net Increase (Decrease)—Investor Shares	186,789	18,537	(292,682)	(29,658)
Admiral Shares
Issued	2,118,780	200,735	1,438,412	139,837
Issued in Lieu of Cash Distributions	504,574	48,523	509,739	49,571
Redeemed	(2,272,830)	(216,381)	(2,894,985)	(283,069)
Net Increase (Decrease)—Admiral Shares	350,524	32,877	(946,834)	(93,661)

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	4.77%	4.86%

Financial Attributes

		High-Yield	Bloomberg
		Corporate	Barclays
		Composite	Aggregate
	Fund	Index	Bond Index
Number of Bonds	502	1,811	2,086
Yield to Maturity
(before expenses)	5.2%	5.2%	6.2%
Average Coupon	5.8%	6.0%	6.5%
Average Duration	4.4 years	4.1 years	4.0 years
Average Effective
Maturity	5.6 years	5.1 years	5.0 years
Short-Term
Reserves	2.5%	—	—

Sector Diversification (% of portfolio)
Basic Industry	6.0%
Capital Goods	8.8
Communication	24.9
Consumer Cyclical	8.1
Consumer Non-Cyclical	11.7
Energy	11.3
Finance	10.9
Other Corporate	1.5
Technology	8.1
Transportation	2.3
Treasury / Agency	3.3
Utilities	3.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Bloomberg
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.93
Beta	0.89	0.74
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.2%
1 - 5 Years	26.5
5 - 10 Years	58.1
10 - 20 Years	4.8
20 - 30 Years	3.7
Over 30 Years	0.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	3.3%
Baa	5.6
Ba	45.8
B	37.9
Caa	7.1
C	0.2
Not Rated	0.1

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2007, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	High-Yield Corporate Fund Investor
	Shares	13.43%	6.12%	6.35%	$18,512

• • • • • • • •	High-Yield Corporate Composite Index	16.01	6.38	6.89	19,464

– – – –	High Yield Funds Average	16.35	5.62	5.46	17,013
	Bloomberg Barclays High U.S. Corporate Yield Bond Index	20.77	7.03	7.49	20,588
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	13.54%	6.23%	6.47%	$93,576
High-Yield Corporate Composite Index	16.01	6.38	6.89	97,319
Bloomberg Barclays U.S. Corporate High
Yield Bond Index	20.77	7.03	7.49	102,938

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2007, Through January 31, 2017
				High-Yield
				Corporate
				Composite
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	7.13%	-6.43%	0.70%	1.95%
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
2017	6.07	7.36	13.43	16.01
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	11.19%	6.51%	6.90%	-0.59%	6.31%
Admiral Shares	11/12/2001	11.30	6.62	7.02	-0.59	6.43

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	0.625%	5/31/17	256,325	256,366	1.2%
2	United States Treasury Note/Bond	0.875%	2/28/17	256,245	256,286	1.2%
	United States Treasury Note/Bond	0.625%	8/31/17	205,540	205,476	0.9%
Total U.S. Government and Agency Obligations (Cost $717,952)					718,128	3.3%
Corporate Bonds
Finance
	Banking †				55,516	0.2%
	Finance Companies
[3,4]	AerCap Global Aviation Trust	6.500%	6/15/45	121,250	123,220	0.6%
	AerCap Ireland Capital Ltd./AerCap
	Global Aviation Trust	3.750%–5.000%	5/15/19–7/1/22	147,390	153,233	0.7%
3	CIT Group Inc.	6.625%	4/1/18	105,655	110,806	0.5%
	CIT Group Inc.	5.250%	3/15/18	102,005	105,065	0.5%
	CIT Group Inc.	5.375%	5/15/20	83,950	89,302	0.4%
3	CIT Group Inc.	3.875%–5.500%	2/15/19–8/15/22	133,639	139,263	0.6%
	International Lease
	Finance Corp.	4.625%–8.625%	4/1/19–8/15/22	230,442	256,267	1.2%
	Navient Corp.	5.500%	1/15/19	88,795	90,707	0.4%
	Navient Corp.	4.875%–8.450%	6/15/18–9/25/23	225,045	231,767	1.1%
3	Finance Companies—Other †				374,132	1.7%
3	Insurance †				448,343	2.0%
3	Other Finance †				81,548	0.4%
	Real Estate Investment Trusts †				103,035	0.5%
					2,362,204	10.8%
Industrial
	Basic Industry
3	United States Steel Corp.	8.375%	7/1/21	88,430	98,157	0.4%
[3,5]	VWR Funding Inc.	4.625%	4/15/22	116,316	129,924	0.6%
[3,6]	Basic Industry—Other †				1,172,380	5.4%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Capital Goods
3 Cemex SAB de CV	6.125%	5/5/25	111,200	114,675	0.5%
CNH Industrial Capital LLC	3.375%–4.875%	4/15/18–4/1/21	179,923	185,062	0.9%
CNH Industrial NV	4.500%	8/15/23	107,785	107,246	0.5%
3 Standard Industries Inc.	6.000%	10/15/25	139,715	147,749	0.7%
TransDigm Inc.	6.500%	7/15/24	90,965	91,079	0.4%
3 Capital Goods—Other †				1,245,226	5.7%
Communication
3 Altice Financing SA	6.625%	2/15/23	57,121	59,834	0.3%
3 Altice Luxembourg SA	7.625%	2/15/25	20,000	21,175	0.1%
3 Altice US Finance I Corp.	5.500%	5/15/26	83,145	85,224	0.4%
3 CCO Holdings LLC / CCO
Holdings Capital Corp.	5.125%	5/1/23	97,010	100,890	0.5%
3 CCO Holdings LLC / CCO
Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	279,576	292,852	1.3%
3 Cequel Communications
Holdings I LLC / Cequel
Capital Corp.	5.125%	12/15/21	59,340	60,082	0.3%
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.484%	10/23/45	44,215	50,236	0.2%
3 Columbus International Inc.	7.375%	3/30/21	61,345	65,179	0.3%
3 CSC Holdings LLC	5.500%–8.625%	2/15/18–4/15/27	208,334	220,204	1.0%
DISH DBS Corp.	6.750%	6/1/21	152,345	163,771	0.8%
DISH DBS Corp.	5.875%	7/15/22	94,575	98,358	0.5%
DISH DBS Corp.	5.000%–7.750%	3/15/23–7/1/26	101,580	110,734	0.5%
3 Level 3 Financing Inc.	5.125%–5.625%	8/15/22–3/15/26	236,410	240,816	1.1%
Liberty Interactive LLC	8.250%	2/1/30	126,903	133,248	0.6%
Netflix Inc.	5.875%	2/15/25	96,935	104,932	0.5%
3 Nielsen Finance LLC /
Nielsen Finance Co.	5.000%	4/15/22	128,155	130,398	0.6%
3 Numericable Group SA	6.000%	5/15/22	47,955	49,394	0.2%
3 Numericable-SFR SA	7.375%	5/1/26	51,640	52,931	0.2%
3 Sinclair Television Group Inc.	5.875%	3/15/26	90,410	90,862	0.4%
3 Softbank Corp.	4.500%	4/15/20	159,095	162,476	0.8%
Sprint Capital Corp.	6.875%	11/15/28	131,570	135,517	0.6%
Sprint Capital Corp.	8.750%	3/15/32	21,230	24,361	0.1%
3 Sprint Communications Inc.	7.000%	3/1/20	101,805	110,586	0.5%
Sprint Communications Inc.	6.000%	11/15/22	10,595	10,780	0.1%
Sprint Corp.	7.875%	9/15/23	212,000	232,140	1.1%
Sprint Corp.	7.250%	9/15/21	83,575	89,530	0.4%
Sprint Corp.	7.125%–7.625%	6/15/24–2/15/25	70,380	75,060	0.3%
Time Warner Cable LLC	5.500%–5.875%	11/15/40–9/1/41	67,896	69,833	0.3%
3 Unitymedia Hessen GmbH & Co.
KG / Unitymedia NRW GmbH	5.500%	1/15/23	31,060	32,147	0.2%
3 Univision Communications Inc.	5.125%	2/15/25	126,080	120,249	0.6%
Videotron Ltd.	5.000%	7/15/22	108,654	113,272	0.5%
3 Virgin Media Secured Finance plc	5.500%	1/15/25–8/15/26	30,135	30,811	0.1%
3 VTR Finance BV	6.875%	1/15/24	88,555	92,761	0.4%
Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	108,863	0.5%
3 Communication—Other †				1,678,997	7.7%
Consumer Cyclical
3 Adient Global Holdings Ltd.	4.875%	8/15/26	104,787	102,691	0.5%
Wynn Las Vegas LLC / Wynn
Las Vegas Capital Corp.	5.375%	3/15/22	138,480	141,250	0.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[3,6]	Consumer Cyclical—Other †				1,476,540	6.8%
	Consumer Noncyclical
3	Capsugel SA	7.000%	5/15/19	36,070	36,341	0.2%
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	173,590	126,721	0.6%
3	Endo Finance LLC / Endo Ltd. /
	Endo Finco Inc.	6.000%	7/15/23	106,343	90,657	0.4%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,148	0.1%
	HCA Inc.	6.500%	2/15/20	127,050	138,802	0.6%
	HCA Inc.	4.750%–7.690%	3/15/22–6/15/26	307,685	323,227	1.5%
3	Post Holdings Inc.	5.000%	8/15/26	98,605	95,154	0.4%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	107,012	0.5%
	Tenet Healthcare Corp.	8.125%	4/1/22	87,825	88,703	0.4%
3	Tenet Healthcare Corp.	4.500%–7.500%	3/1/19–1/1/22	141,692	142,470	0.7%
	THC Escrow Corp. II	6.750%	6/15/23	18,850	17,813	0.1%
[3,6]	Consumer Noncyclical—Other †				1,214,996	5.6%
	Energy
	Continental Resources Inc.	5.000%	9/15/22	110,959	113,456	0.5%
	MPLX LP	4.875%	6/1/25	87,120	91,476	0.4%
	WPX Energy Inc.	5.250%	9/15/24	102,100	100,441	0.5%
3	Energy—Other †				2,130,403	9.8%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	88,612	0.4%
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	58,568	0.3%
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	125,933	0.6%
3	First Data Corp.	7.000%	12/1/23	181,545	192,438	0.9%
3	First Data Corp.	5.750%	1/15/24	121,970	125,629	0.6%
3	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	124,919	0.6%
	Infor US Inc.	6.500%	5/15/22	97,200	99,751	0.4%
	Nokia Oyj	6.625%	5/15/39	75,000	78,562	0.3%
3	Technology—Other †				795,277	3.6%
	Transportation
3	Hertz Corp.	4.250%–7.375%	4/1/18–10/15/24	244,960	224,388	1.0%
3	Transportation—Other †				161,614	0.8%
					17,153,993	78.8%
Utilities
	Electric
	AES Corp.	5.500%	3/15/24	119,951	122,050	0.6%
	Calpine Corp.	5.750%	1/15/25	139,495	136,531	0.6%
	GenOn Energy Inc.	7.875%–9.875%	6/15/17–10/15/20	98,455	74,557	0.3%
3	NRG Energy Inc.	6.250%–7.875%	5/15/21–5/15/26	158,454	163,408	0.8%
3	Electric—Other †				108,986	0.5%
					605,532	2.8%
Total Corporate Bonds (Cost $19,672,152)					20,121,729	92.4%
[3]Sovereign Bonds (Cost $42,505) †					43,525	0.2%

				Shares
Preferred Stocks
	GMAC Capital Trust I Pfd.
	(Cost $123,777)	6.691%		4,743,200	121,900	0.6%
Other † (Cost $27,348)					428	0.0%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/17, Repurchase Value
$211,503,000, collateralized by
Government National Mortgage
Assn. 4.000%, 7/20/46, with a
value of $215,730,000)	0.540%	2/1/17	211,500	211,500	1.0%
Bank of Montreal (Dated 1/31/17,
Repurchase Value $98,301,000,
collateralized by U.S. Treasury
Note/Bond 0.625%–8.750%,
2/15/17–8/15/45, with a value
of $100,266,000)	0.520%	2/1/17	98,300	98,300	0.4%
RBC Capital Markets LLC (Dated
1/31/17, Repurchase Value
$168,302,000, collateralized by
Federal Home Loan Mortgage
Corp. 2.240%–6.000%, 5/1/18–
1/1/47, Federal National Mortgage
Assn. 1.750%–6.000%, 9/1/26–
2/1/47, and Government National
Mortgage Assn. 2.000%–3.500%,
8/20/40–11/20/46, with a value
of $171,666,000)	0.530%	2/1/17	168,300	168,300	0.8%
TD Securities (USA) LLC (Dated
1/31/17, Repurchase Value
$54,201,000, collateralized by
Federal National Mortgage Assn.
3.000%, 7/1/27, and Government
National Mortgage Assn. 4.000%,
12/20/43, with a value of
$55,284,000)	0.550%	2/1/17	54,200	54,200	0.2%
Total Temporary Cash Investments (Cost $532,300)				532,300	2.4%
Total Investments (Cost $21,116,034)				21,538,010	98.9%

High-Yield Corporate Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,549
Receivables for Investment Securities Sold	37,349
Receivables for Accrued Income	315,501
Receivables for Capital Shares Issued	69,081
Other Assets	33,693
Total Other Assets	457,173	2.1%
Liabilities
Payables for Investment Securities Purchased	(135,292)
Payables to Investment Advisor	(1,572)
Payables for Capital Shares Redeemed	(21,596)
Payables for Distributions	(25,514)
Payables to Vanguard	(24,522)
Other Liabilities	(4,736)
Total Liabilities	(213,232)	(1.0%)
Net Assets	21,781,951	100.0%

At January 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		21,792,833
Undistributed Net Investment Income		3,503
Accumulated Net Realized Losses		(437,045)
Unrealized Appreciation (Depreciation)
Investment Securities		421,976
Swap Contracts		2,796
Forward Currency Contracts		(2,132)
Foreign Currencies		20
Net Assets		21,781,951

Investor Shares—Net Assets
Applicable to 693,397,121 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,063,726
Net Asset Value Per Share—Investor Shares		$5.86

High-Yield Corporate Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,023,277,713 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,718,225
Net Asset Value Per Share—Admiral Shares	$5.86

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $4,306,000 have been segregated as collateral for open forward currency contracts.
2 Securities with a value of $17,073,000 have been segregated as initial margin for open cleared swap contracts.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $7,693,803,000, representing 35.3% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Face amount denominated in euro.
6 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2017, the aggregate value of these securities was $432,110,000, representing 2.0% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Dividends	10,973
Interest	1,093,090
Total Income	1,104,063
Expenses
Investment Advisory Fees—Note B	5,928
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,750
Management and Administrative—Admiral Shares	13,636
Marketing and Distribution—Investor Shares	825
Marketing and Distribution—Admiral Shares	1,523
Custodian Fees	132
Auditing Fees	43
Shareholders’ Reports—Investor Shares	140
Shareholders’ Reports—Admiral Shares	139
Trustees’ Fees and Expenses	32
Total Expenses	29,148
Net Investment Income	1,074,915
Realized Net Gain (Loss)
Investment Securities Sold	(176,042)
Swap Contracts	15,528
Foreign Currencies and Forward Currency Contracts	10,674
Realized Net Gain (Loss)	(149,840)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,456,155
Swap Contracts	5,875
Foreign Currencies and Forward Currency Contracts	(2,279)
Change in Unrealized Appreciation (Depreciation)	1,459,751
Net Increase (Decrease) in Net Assets Resulting from Operations	2,384,826

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,074,915	1,002,776
Realized Net Gain (Loss)	(149,840)	(187,047)
Change in Unrealized Appreciation (Depreciation)	1,459,751	(1,343,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,384,826	(527,918)
Distributions
Net Investment Income
Investor Shares	(214,154)	(222,495)
Admiral Shares	(868,161)	(767,220)
Realized Capital Gain[1]
Investor Shares	(1,361)	(19,814)
Admiral Shares	(5,788)	(68,908)
Total Distributions	(1,089,464)	(1,078,437)
Capital Share Transactions
Investor Shares	191,308	(220,185)
Admiral Shares	3,508,168	1,558,599
Net Increase (Decrease) from Capital Share Transactions	3,699,476	1,338,414
Total Increase (Decrease)	4,994,838	(267,941)
Net Assets
Beginning of Period	16,787,113	17,055,054
End of Period[2]	21,781,951	16,787,113
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $7,150,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,503,000 and ($1,414,000).

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.46	$5.98	$6.04	$6.12	$5.82
Investment Operations
Net Investment Income	.315	.327	.331	.348	.372
Net Realized and Unrealized Gain (Loss)
on Investments	. 404	(. 495)	(. 059)	(. 080)	. 300
Total from Investment Operations	.719	(.168)	.272	.268	.672
Distributions
Dividends from Net Investment Income	(. 317)	(. 323)	(. 332)	(. 348)	(. 372)
Distributions from Realized Capital Gains	(.002)	(.029)	—	—	—
Total Distributions	(. 319)	(. 352)	(. 332)	(. 348)	(. 372)
Net Asset Value, End of Period	$5.86	$5.46	$5.98	$6.04	$6.12

Total Return[1]	13.43%	-2.99%	4.56%	4.53%	11.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,064	$3,604	$4,176	$4,394	$5,607
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.48%	5.61%	5.46%	5.76%	6.25%
Portfolio Turnover Rate	26%	34%	35%	28%	30%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.46	$5.98	$6.04	$6.12	$5.82
Investment Operations
Net Investment Income	.320	.333	.337	.354	.378
Net Realized and Unrealized Gain (Loss)
on Investments	. 404	(. 495)	(. 059)	(. 080)	. 300
Total from Investment Operations	.724	(.162)	.278	.274	.678
Distributions
Dividends from Net Investment Income	(. 322)	(. 329)	(. 338)	(. 354)	(. 378)
Distributions from Realized Capital Gains	(.002)	(.029)	—	—	—
Total Distributions	(. 324)	(. 358)	(. 338)	(. 354)	(. 378)
Net Asset Value, End of Period	$5.86	$5.46	$5.98	$6.04	$6.12

Total Return[1]	13.54%	-2.90%	4.66%	4.64%	12.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,718	$13,183	$12,879	$11,962	$12,713
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.58%	5.71%	5.56%	5.86%	6.35%
Portfolio Turnover Rate	26%	34%	35%	28%	30%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the

High-Yield Corporate Fund

contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2017, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability)

High-Yield Corporate Fund

and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty

High-Yield Corporate Fund

risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counter-parties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014-2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

High-Yield Corporate Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2017, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,549,000, representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	718,128	—
Corporate Bonds	—	20,121,729	—
Sovereign Bonds	—	43,525	—
Preferred Stocks	—	121,900	—
Other	—	—	428
Temporary Cash Investments	—	532,300	—
Forward Currency Contracts—Liabilities	—	(2,132)	—
Swap Contracts—Liabilities[1]	(404)	—	—
Total	(404)	21,535,450	428
1 Represents variation margin on the last day of the reporting period.

High-Yield Corporate Fund

E. At January 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	—	—
Other Liabilities	(2,132)	(404)	(2,536)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2017, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	10,297	—	10,297
Swap Contracts	—	15,528	15,528
Realized Net Gain (Loss) on Derivatives	10,297	15,528	25,825

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(2,376)	—	(2,376)
Swap Contracts	—	5,875	5,875
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,376)	5,875	3,499

At January 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	2/28/17	USD	92,394	EUR	86,495	(1,067)
J.P. Morgan Securities, Inc.	2/28/17	USD	70,720	EUR	66,169	(779)
Bank of America N.A.	2/28/17	USD	31,438	GBP	25,014	(44)
Citibank, N.A.	2/28/17	USD	21,721	EUR	20,326	(242)
						(2,132)
EUR—Euro.
GBP-—British pound.
USD-—U.S. dollar.

High-Yield Corporate Fund

At January 31, 2017, the fund had the following open credit default swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S27-V1-5Y	12/20/21	ICE	300,000	—	5.000	2,796
ICE—Intercontinental Exchange.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2017, the fund recorded an adjustment as a result of permanent differences related to foreign currency gains and losses, primarily on forward currency contracts and the foreign component on sales of foreign currency denominated bonds. Such adjustment represents a reclassification of $3,524,000 from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $8,793,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2017, the fund had available capital losses totaling $433,499,000 that may be carried forward indefinitely to offset future net gains.

At January 31, 2017, the cost of investment securities for tax purposes was $21,116,034,000. Net unrealized appreciation of investment securities for tax purposes was $421,976,000, consisting of unrealized gains of $757,933,000 on securities that had risen in value since their purchase and $335,957,000 in unrealized losses on securities that had fallen in value since their purchase.

High-Yield Corporate Fund

G. During the year ended January 31, 2017, the fund purchased $6,979,669,000 of investment securities and sold $4,178,123,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $340,490,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,127,295	196,779	953,808	163,092
Issued in Lieu of Cash Distributions	182,281	31,696	205,361	35,338
Redeemed	(1,118,268)	(194,998)	(1,379,354)	(236,916)
Net Increase (Decrease) —Investor Shares	191,308	33,477	(220,185)	(38,486)
Admiral Shares
Issued	5,533,547	963,223	4,092,880	701,370
Issued in Lieu of Cash Distributions	619,169	107,538	567,943	97,988
Redeemed	(2,644,548)	(461,617)	(3,102,224)	(538,902)
Net Increase (Decrease) —Admiral Shares	3,508,168	609,144	1,558,599	260,456

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 73.3% of income dividends are interest related dividends.

Special 2016 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $107,683,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 75.4% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $213,711,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 73.3% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 79.8% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$995.89	$1.00
Admiral Shares	1,000.00	996.39	0.50
Institutional Shares	1,000.00	996.54	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$974.90	$0.99
Admiral Shares	1,000.00	975.40	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$929.43	$1.07
Admiral Shares	1,000.00	929.90	0.58
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,040.83	$1.18
Admiral Shares	1,000.00	1,041.34	0.67
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Institutional Shares	1,000.00	1,024.78	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.63	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.03	$1.12
Admiral Shares	1,000.00	1,024.53	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.98	$1.17
Admiral Shares	1,000.00	1,024.48	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional
Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term
Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor
Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield
Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through
August 31, 2013; Core Bond Funds Average thereafter.

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions
Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Bond
Funds or the owners of Vanguard Bond Funds into consideration in determining, composing or calculating the Barclays Index.
Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the
Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND FUNDS OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH
THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS
OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS
INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR
INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR
CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032017

Annual Report | January 31, 2017

Vanguard Ultra-Short-Term Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2017, Vanguard Ultra-Short-Term Bond Fund returned 1.13% for Investor Shares and 1.22% for Admiral Shares, beating its benchmark index (+0.71%) but trailing the average return of its peer funds (+1.41%).

• The benchmark index consists of a single bond (the most recently issued 1-year Treasury). The fund, however, holds a broadly diversified portfolio of more than 800 securities that is actively managed to have a duration of about one year.

• During the period, corporate bond prices rose and yields fell as markets began to anticipate faster economic growth and higher inflation. In December, the Federal Reserve raised interest rates for the second time in a decade.

• The fund’s largest allocation is to asset-backed securities. These holdings—especially those backed by automobile loans and credit card accounts—contributed strongly to returns. The advisor’s selections among bonds issued by industrial and financial companies also helped performance.

Total Returns: Fiscal Year Ended January 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	1.30%	1.03%	0.10%	1.13%
Admiral™ Shares	1.35	1.12	0.10	1.22
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year
Index				0.71
Ultra-Short Obligations Funds Average				1.41
Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.52%

The fund expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Ultra-Short Obligations Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

As investors, we’re accustomed to hearing about risk. There’s market risk, inflation risk, currency risk, and so on. No form of risk, though, challenges investors quite the way uncertainty can. In my experience, how well we respond to uncertainty can be a key to long-term investing success.

Of course, we never have the luxury of complete clarity when investing—none of us has a crystal ball, after all—but the current environment seems to have more than its fair share of uncertainty.

There are plenty of question marks surrounding the economy as a new administration rolls out its policies, the Federal Reserve shifts its thinking, and global growth, especially in China, continues to worry market watchers. A general feeling of unsettledness is reflected in many questions I’ve been getting from clients in recent months.

Confronting the challenge of the unknowable

First, a bit about the difference between risk and uncertainty. Risk can be measured, albeit not with 100% accuracy. An investor armed with the right data can calculate a reasonable probability of, say, a given company missing earnings expectations.

Uncertainty can’t be quantified that easily. There are “black swan” events that fall completely outside the realm of the expected. The data needed to make sense of such an event are either not known or unknowable.

2

In times of uncertainty, it’s easy for investors to make bad decisions. Markets often respond to surprise events with volatility. We had plenty of those in 2016, and I expect similar market-rattling events to occur this year. Some investors may interpret volatility as a sign of trouble and flee to whatever they perceive as a safe haven. Others may see buying opportunities at every turn. Both are likely to fall prey to common investor biases, like these:

• Focusing on just the information that confirms our decisions.

• Buying into the mistaken belief that past performance indicates future results.

• Sticking to the familiar at the cost of smart diversification.

The problem with these natural inclinations is that they can make us forget about our long-term investment plan. That’s never a good thing.

Help yourself avoid unforced errors

Sound investing was ingrained in me from an early age. My mother and father did a good job of saving for retirement by building a diversified portfolio. They recognized that diversification is the most logical response to a future that is, inevitably, uncertain. But my family, just like yours, can succumb to common biases.

During the 1990s tech boom, my mom, who has always paid close attention to the markets, wanted to invest in some of the high-flying stocks of the moment. She had

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.81%	10.50%	14.06%
Russell 2000 Index (Small-caps)	33.53	7.89	13.00
Russell 3000 Index (Broad U.S. market)	21.73	10.28	13.97
FTSE All-World ex US Index (International)	16.35	1.50	4.79

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	1.45%	2.59%	2.09%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.28	3.70	2.94
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.10	0.09

CPI
Consumer Price Index	2.50%	1.26%	1.39%

3

The perils of performance-chasing

A gap often exists between a mutual fund’s stated return and how much the average investor in that fund actually earned over the same period. That’s because fund returns and investor returns don’t measure quite the same thing. Simply put, the size of the gap depends on when you owned shares in the fund and, maybe even more importantly, when you didn’t.

The usual performance yardstick for a mutual fund is its “time-weighted” return. That’s the average annual 3-, 5-, or 10-year performance you might see in a fund report, for example.
To get that return, you would have had to buy shares of the fund at the beginning of the stated
period, hold onto those shares without adding or selling any, and reinvest all distributions.

In contrast, the return earned by the average investor is “dollar-weighted”—it reflects not only the performance of the fund over a given period, but also the timing and amount of cash flows into and out of the fund.

Whether you’re looking at stock funds or bond funds, investors as a whole generally don’t fare as well as the funds they invest in, as you can see in the chart below. There may be a number of reasons for this, but cash-flow data suggest that a key factor is investors pouring money into funds that have done well recently and selling those that have disappointed. That might seem like a reasonable strategy, but in practice it often leads to performance-chasing, with investors buying high and selling low.

The difference between fund returns and investor returns
For the ten years ended December 31, 2015

Note: A basis point is equal to one one-hundredth of a percentage point.
Sources: Vanguard calculations, based on data from Morningstar, Inc., for the ten years ended December 31, 2015, the most recent period for which data are available.

4

read about them and heard about them on TV, which confirmed her thinking that they were good buys. Years later, she wanted to sell some holdings when stocks were at their low point during the financial crisis, just before the stock market rebounded. Those were scary times, and she was just trying to protect the nest egg she had so diligently built up over all those years. I’m happy to say she rethought both decisions.

None of us, of course, is immune from mistakes. I can fall into traps as well, so I’ve tried to develop habits that help me counter the biases that affect most of us as investors. These habits don’t require great investment acumen.

For example, I try to remove emotion from the investing equation. At the end of every year, I look at my retirement account and determine if I need to rebalance. Rarely, though, do I spend time trying to figure out why a certain fund over- or under-performed. I don’t want to be tempted by market noise.

Another way to cope with uncertainty: Save more. Just as we can’t know for sure where the markets are headed, we can’t predict when we might have to contend with a health or career setback. Putting away something extra isn’t easy, but it can give us the flexibility to make the most of bad situations.

The one thing we can be sure of

In investing, there is always going to be uncertainty—and a little pain. It’s difficult to continue to dollar-cost average into a tumbling market. Likewise, short-term noise can tempt us to not rebalance on a regular basis. Disciplined rebalancing is vital to achieving long-term goals. To paraphrase legendary investor John Neff, the best time to invest can be when your stomach is churning most.

Because my portfolio is fully diversified, it always contains something that under-performs expectations. There almost always are surprises on the upside, too. This is the power of diversification and a secret to investment success.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2017

5

Advisor’s Report

For the 12 months ended January 31, 2017, Vanguard Ultra-Short-Term Bond Fund returned 1.13% for Investor Shares and 1.22% for Admiral Shares. The fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.71%. The average return of peer funds was 1.41%.

The investment environment

The period opened with commodity prices continuing to decline and economic growth proving unexpectedly sluggish across the globe, especially in China. This supported demand for less risky assets including Treasuries. Against that backdrop, the Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

Abroad, major central banks also remained in accommodative policy mode. The Bank of Japan began charging a negative interest rate on excess reserves of financial institutions, a move intended to complement its qualitative and quantitative easing efforts to spur growth and ward off deflation. The European Central Bank cut its deposit rate further into negative territory, increased its purchases of sovereign bonds, and began buying corporate bonds. In the wake of the Brexit vote, the Bank of England cut its benchmark interest rate and revived its bond-buying program.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2016	2017
2 years	0.82%	1.21%
3 years	1.03	1.46
5 years	1.40	1.91
10 years	1.98	2.45
30 years	2.79	3.06
Source: Vanguard.

6

The markets began to anticipate faster growth and higher inflation, however, as the year went on. After subpar readings in the first half of 2016, the U.S. economy appeared to pick up steam. Commodity prices regained some ground and the employment picture continued to improve, with some signs of a long-awaited upturn in wages. All of this played a part in the Fed’s decision at its December meeting to raise the federal funds rate by 0.25 percentage points to 0.50%–0.75%, in only its second rate hike in a decade.

These developments, as well as the prospect of more spending on infrastructure, greater deregulation, and changes in the federal tax code under a new administration, helped fuel a rally in riskier assets that carried into 2017.

U.S. Treasuries saw demand slump, causing their prices to fall and yields to rise. Over the 12 months, the yield of the 2-year U.S. Treasury note climbed 39 basis points to 1.21%. The bellwether 10-year yield jumped 47 basis points to 2.45% and the 30-year rose 27 basis points to 3.06%. (A basis point is one one-hundredth of a percentage point.)

In contrast, demand for corporate bonds, especially those of lower quality and those with longer maturities, pushed their prices higher and yields lower. The spread of corporates over Treasuries narrowed, declining to 121 basis points at the end of the period from 193 basis points a year earlier. The yields of bonds issued by energy and mining and metals companies declined by roughly one-third as commodity prices recovered.

Management of the fund

Your fund is managed using the same investment philosophy and processes used for Vanguard’s other actively managed taxable bond funds. We are supported by the full resources of Vanguard’s fixed income group: its credit analysts, risk managers, and bond traders. We invest in a diversified array of securities, including Treasury, agency, corporate, and asset-backed bonds, in our quest to provide income while maintaining limited price volatility.

A majority of the fund’s holdings have an expected maturity of three years or less, and we typically hold those bonds until they mature. We strive to maintain the fund’s duration (a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates) at or near one year. That duration is in line with the fund’s 1-year Treasury benchmark.

We seek to add value versus the fund’s benchmark through asset allocation and security selection. The choices we make in allocation by issuer, sector, and credit quality can lead to over- and underperfor-mance relative to the benchmark.

During the period, we took advantage of market conditions and slightly reduced our exposure to Treasury bonds in favor of high-quality asset-backed securities (ABS) and corporate bonds, including some in the utility sector and some rated BBB. This positioning worked in the fund’s favor, allowing us to generate extra yield without taking on excessive risk. In particular, ABS backed by automobile loans and credit card accounts boosted performance.

7

Securitized issues, mostly ABS, were the fund’s largest allocation, accounting for roughly 40% of assets at the end of the fiscal year. These securities provide an important source of diversification for your fund.

In the latter part of the period, higher inflation expectations, stronger economic sentiment, and the Fed’s interest rate hike caused corporate bond prices to increase. In this environment, your fund’s corporate bond positions in the financial and industrial sectors performed well.

A look ahead

Absent an unexpected external shock, the U.S. economy looks to continue its steady growth, with real GDP likely to be around 2% in 2017, or perhaps closer to 2.5% if policy implementation proves expansionary. As the labor market moves closer to the Fed’s full employment target, competition for labor could push the pace of annual wage increases into the 3%–4% range. That should fan inflation in the short term, but not to the point of overheating.

Longer term, the continued strength of the U.S. dollar is likely to hold down import prices. And while interest rates rose sharply in the fourth quarter, the cost of borrowing should not get out of hand. Other developed economies are still attempting to boost their own economies and inflation with ultralow rates, so the U.S. bond market’s yields should remain attractive to international investors.

We’re encouraged by the Fed’s decision to continue the process of normalizing rates, which have been near zero since 2009. Although the federal funds rate could increase to 1.25%–1.5% by the end of 2017, we expect the Fed to maintain its “dovish tightening,” given the anti-inflationary forces still at work in the global economy. In fact, we wouldn’t be surprised to see the fed funds rate remain below 2% through 2018.

While corporate fundamentals stand to benefit from the pro-business, pro-growth agenda of the new administration, we’re also closely monitoring developments that could negatively affect our outlook—including trade and immigration policy, political developments in Europe, and further weakness in the Chinese economy.

Regardless of what the markets may bring, our experienced team of portfolio managers, traders, and credit analysts remains committed to adding to your fund’s performance on an opportunistic basis.

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

Samuel C. Martinez, CFA
Portfolio Manager

Vanguard Fixed Income Group

February 21, 2017

8

Ultra-Short-Term Bond Fund

Fund Profile
As of January 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUBFX	VUSFX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.30%	1.35%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund	1 Year Index	Index

Number of Bonds	827	1	10,069

Yield to Maturity
(before expenses)	1.4%	0.8%	2.6%

Average Coupon	2.1%	0.0%	3.1%

Average Duration	0.9 years	0.9 years	6.0 years

Average Effective
Maturity	1.2 years	0.9 years	8.2 years

Short-Term
Reserves	4.7%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	36.1%
Commercial Mortgage-Backed	0.6
Finance	17.1
Foreign	2.0
Government Mortgage-Backed	1.1
Industrial	18.7
Treasury/Agency	15.5
Utilities	4.1
Other	0.1
Short-Term Reserves	4.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	41.8%
1 - 3 Years	56.7
3 - 5 Years	1.3
5 - 7 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	13.0%
Aaa	34.7
Aa	13.2
A	19.3
Baa	10.8
Ba	0.5
B	0.1
Not Rated	8.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds,
trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

9

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 24, 2015, Through January 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2017

			Since	Final Value
		One	Inception	of a $10,000
		Year	(2/24/2015)	Investment
	Ultra-Short-Term Bond Fund Investor
	Shares	1.13%	0.81%	$10,157

• • • • • • • •	Bloomberg Barclays U.S. Treasury
	Bellwethers: 1 Year Index	0.71	0.62	10,120

– – – –	Bloomberg Ultra-Short Obligations Barclays U.S. Funds Aggregate Average	1.41	0.68	10,138
	Bond Index	1.45	1.15	10,223
Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Admiral Shares	1.22%	0.89%	$50,867
Bloomberg Barclays U.S. Treasury
Bellwethers: 1 Year Index	0.71	0.62	50,598
Bloomberg Barclays U.S. Aggregate Bond
Index	1.45	1.15	51,114
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Ultra-Short-Term Bond Fund

Fiscal-Period Total Returns (%): February 24, 2015, Through January 31, 2017
				Bloomberg
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%
2017	1.03	0.10	1.13	0.71

Average Annual Total Returns: Periods Ended December 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	1.29%	0.80%	0.00%	0.80%
Admiral Shares	2/24/2015	1.33	0.88	-0.03	0.85

11

Ultra-Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of January 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (16.2%)
U.S. Government Securities (11.5%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	21,360	25,288
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	45,350	47,971
1	United States Treasury Note/Bond	0.750%	1/31/18	162,203	162,000
	United States Treasury Note/Bond	1.000%	2/15/18	10,000	10,011
2	United States Treasury Note/Bond	0.750%	8/31/18	1,050	1,045
	United States Treasury Note/Bond	0.750%	9/30/18	150	149
	United States Treasury Note/Bond	1.375%	12/15/19	1,000	998
					247,462
Agency Bonds and Notes (3.8%)
3	Federal Home Loan Banks	2.250%	9/8/17	1,000	1,009
3	Federal Home Loan Banks	4.625%	9/8/17	1,000	1,023
3	Federal Home Loan Banks	1.125%	12/8/17	750	752
3	Federal Home Loan Banks	1.375%	3/9/18	2,500	2,512
3	Federal Home Loan Banks	0.875%	3/19/18	6,400	6,395
3	Federal Home Loan Banks	1.250%	6/8/18	7,500	7,519
3	Federal Home Loan Banks	0.875%	6/29/18	1,750	1,745
3	Federal Home Loan Banks	0.625%	8/7/18	190	189
3	Federal Home Loan Banks	0.875%	10/1/18	5,000	4,975
3	Federal Home Loan Banks	1.750%	12/14/18	7,500	7,571
3	Federal Home Loan Banks	1.250%	1/16/19	4,650	4,648
3	Federal Home Loan Banks	0.875%	8/5/19	6,000	5,918
3	Federal Home Loan Banks	1.000%	9/26/19	2,000	1,976
4	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	10,000	9,993
4	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	900	898
4	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	3,820	3,800
4	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	1,600	1,592
4	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	1,200	1,184
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	2,100	2,097
4	Federal National Mortgage Assn.	1.125%	7/20/18	500	500
4	Federal National Mortgage Assn.	1.000%	2/26/19	700	696
4	Federal National Mortgage Assn.	0.875%	8/2/19	3,350	3,304
4	Federal National Mortgage Assn.	1.000%	8/28/19	1,050	1,038
4	Federal National Mortgage Assn.	1.000%	10/24/19	3,000	2,961
3	Financing Corp.	0.000%	5/11/18	3,500	3,449
	Private Export Funding Corp.	5.450%	9/15/17	500	514
	Private Export Funding Corp.	2.250%	12/15/17	1,625	1,642
	Private Export Funding Corp.	4.375%	3/15/19	1,000	1,061
					80,961

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (0.9%)
[4,5]	Fannie Mae Pool	2.829%	9/1/37	8,827	9,334
[4,5]	Fannie Mae Pool	2.995%	5/1/38	3,307	3,516
[4,5,6] Fannie Mae REMICS		1.121%	12/25/46	3,389	3,389
[4,5,6] Fannie Mae REMICS		1.171%	6/25/42–9/25/46	3,963	3,963
					20,202
Total U.S. Government and Agency Obligations (Cost $348,780)					348,625
Asset-Backed/Commercial Mortgage-Backed Securities (36.4%)
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	800	801
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	800	801
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,500	1,502
5	Ally Auto Receivables Trust 2016-1	1.470%	4/15/20	1,500	1,500
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	14,195	14,210
5	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	1,625	1,626
[5,6]	Ally Master Owner Trust Series 2014-5	1.258%	10/15/19	12,000	12,012
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	900	900
[5,6]	American Express Credit Account Master
	Trust 2008-2	2.028%	9/15/20	1,300	1,315
[5,6]	American Express Credit Account Master
	Trust 2013-1	1.188%	2/16/21	6,336	6,353
[5,6]	American Express Credit Account Master
	Trust 2014-5	1.058%	5/15/20	13,410	13,425
[5,6]	American Express Credit Account Secured Note
	Trust 2012-4	1.008%	5/15/20	10,000	10,006
[5,6]	American Express Credit Account Secured Note
	Trust 2012-4	1.318%	5/15/20	168	168
[5,6,7] American Homes 4 Rent 2014-SFR1		2.118%	6/17/31	100	99
5	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	6	6
5	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	45	46
5	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	94	94
5	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,021	1,026
5	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	39	39
5	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	160	160
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	150	151
5	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	255	257
5	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	330	336
5	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	810	812
5	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	110	111
5	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	130	130
5	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	40	40
5	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	40	40
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	70	72
5	AmeriCredit Automobile Receivables Trust 2016-3	1.370%	11/8/19	3,500	3,500
5	AmeriCredit Automobile Receivables Trust 2016-4	1.340%	4/8/20	4,250	4,250
5	AmeriCredit Automobile Receivables Trust 2016-4	1.530%	7/8/21	310	309
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	345	341
[5,7]	ARI Fleet Lease Trust 2014-A	0.810%	11/15/22	59	59
[5,7]	ARI Fleet Lease Trust 2015-A	1.110%	11/15/18	558	556
[5,7]	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	226	224
[5,7]	ARL Second LLC 2014-1A	2.920%	6/15/44	299	288
[5,7]	Avis Budget Rental Car Funding AESOP
	LLC 2012-2A	2.802%	5/20/18	867	869

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,7]	Avis Budget Rental Car Funding AESOP
	LLC 2013-1A	1.920%	9/20/19	150	149
[5,7]	Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	2,300	2,332
[5,6]	BA Credit Card Trust 2007-A4	0.808%	11/15/19	1,101	1,101
[5,6]	BA Credit Card Trust 2014-A3	1.058%	1/15/20	14,000	14,012
5	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	849
5	Banc of America Commercial Mortgage
	Trust 2007-2	5.647%	4/10/49	58	59
5	Banc of America Commercial Mortgage
	Trust 2008-1	6.195%	2/10/51	123	126
5	Banc of America Commercial Mortgage
	Trust 2008-1	6.239%	2/10/51	17	18
5	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.711%	6/11/40	59	59
5	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR17	5.650%	6/11/50	171	173
5	Bear Stearns Commercial Mortgage Securities
	Trust 2007-TOP28	5.710%	9/11/42	116	118
[5,6,7] BMW Floorplan Master Owner Trust 2015-1A		1.268%	7/15/20	3,555	3,558
5	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	3,250	3,252
5	BMW Vehicle Lease Trust 2016-2	1.230%	1/22/19	5,000	4,999
[5,6]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.725%	2/25/30	212	211
[5,6,7] Cabela’s Credit Card Master Note Trust 2013-2A		1.418%	8/16/21	9,925	9,963
[5,6]	Cabela’s Credit Card Master Note Trust 2016-1	1.618%	6/15/22	2,780	2,811
5	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	36	36
5,7	California Republic Auto Receivables Trust 2015-4	2.040%	1/15/20	2,000	2,010
5	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	1,336	1,332
5	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	240	238
5	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5	5
5	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	81	82
5	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	82	82
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	92	92
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	82	83
5	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	103	103
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	97	97
5	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	500	510
5	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	800	802
5	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	260	261
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	500	503
5	Capital Auto Receivables Asset Trust 2015-4	1.620%	3/20/19	1,500	1,502
5	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,500	1,502
5	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	2,250	2,244
5	Capital Auto Receivables Asset Trust 2016-3	1.360%	4/22/19	2,500	2,500
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	70	69
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
[5,6]	Capital One Multi-Asset Execution Trust 2007-A5	0.807%	7/15/20	1,168	1,167
5	Capital One Multi-Asset Execution Trust 2015-A7	1.450%	8/16/21	2,100	2,096
[5,6]	Capital One Multi-Asset Execution Trust 2016-A1	1.218%	2/15/22	4,190	4,210
[5,6,7] CARDS II Trust 2015-2A		1.288%	7/15/20	2,000	2,002
[5,6,7] CARDS II Trust 2016-1A		1.468%	7/15/21	13,135	13,191
5	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	2,022	2,031
5	CarMax Auto Owner Trust 2015-2	0.820%	6/15/18	25	25
5	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	1,100	1,102

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	73	73
5	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	95	96
5	CarMax Auto Owner Trust 2016-1	1.610%	11/16/20	1,000	1,000
5	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	5,000	4,968
5	CarMax Auto Owner Trust 2016-4	1.210%	11/15/19	13,000	12,988
[5,6]	Chase Issuance Trust 2007-C1	1.227%	4/15/19	185	185
[5,6]	Chase Issuance Trust 2013-A7	1.198%	9/15/20	1,000	1,003
[5,6]	Chase Issuance Trust 2015-A3	1.018%	4/15/19	1,200	1,200
5	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	400
[5,6]	Chase Issuance Trust 2016-A1	1.178%	5/17/21	155	155
5	Chase Issuance Trust 2016-A6	1.100%	1/15/20	30,000	29,928
[5,7]	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	1,000	998
[5,7]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	2,390	2,384
[5,7]	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	24	24
[5,7]	Chrysler Capital Auto Receivables Trust 2013-BA	1.270%	3/15/19	490	490
[5,7]	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	800	809
[5,7]	Chrysler Capital Auto Receivables Trust 2015-BA	1.910%	3/16/20	2,100	2,108
[5,7]	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	500	505
[5,7]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	510	509
[5,7]	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	70	71
[5,7]	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	570	583
[5,7]	Chrysler Capital Auto Receivables Trust 2016-BA	1.360%	1/15/20	4,500	4,494
[5,6]	Citibank Credit Card Issuance Trust 2013-A2	1.055%	5/26/20	13,287	13,303
5	Citibank Credit Card Issuance Trust 2014-A2	1.020%	2/22/19	850	850
5	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	600	600
5	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	1,100	1,106
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,000	1,025
5	Citigroup Commercial Mortgage Trust 2014-GC19	1.199%	3/10/47	34	34
[5,7]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	280	281
5	CNH Equipment Trust 2015-B	0.840%	8/15/18	102	102
5	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	24	24
[5,6,7] Colony American Homes 2014-1A		1.918%	5/17/31	133	132
[5,6,7] Colony American Homes 2014-1A		2.118%	5/17/31	100	100
[5,6,7] Colony American Homes 2014-2		2.118%	7/17/31	100	99
[5,6,7] Colony American Homes 2015-1A		1.968%	7/17/32	209	209
5	COMM 2007-C9 Mortgage Trust	5.785%	12/10/49	77	78
5	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	160	160
5	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,000	1,023
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	72	72
5	COMM 2013-CCRE6 Mortgage Trust	0.719%	3/10/46	15	15
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,000	1,017
5	COMM 2014-CCRE14 Mortgage Trust	1.330%	2/10/47	23	23
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	100	102
5	COMM 2014-CCRE15 Mortgage Trust	1.218%	2/10/47	188	188
5	COMM 2014-CCRE16 Mortgage Trust	1.445%	4/10/47	47	47
5	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	74	74
5	COMM 2014-CCRE18 Mortgage Trust	1.442%	7/15/47	167	166
5	COMM 2014-CCRE21 Mortgage Trust	1.494%	12/10/47	365	363
5	COMM 2014-UBS5 Mortgage Trust	1.373%	9/10/47	204	205
5	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	330	328
5	Credit Suisse Commercial Mortgage Trust
	Series 2008-C1	6.062%	2/15/41	120	124
[5,7]	Dell Equipment Finance Trust 2016-1	1.430%	9/24/18	4,000	4,000
[5,7]	Dell Equipment Finance Trust 2016-1	1.650%	7/22/21	2,000	1,997

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,6]	Discover Card Execution Note Trust 2012-A4	1.138%	11/15/19	297	297
[5,6]	Discover Card Execution Note Trust 2013-A1	1.068%	8/17/20	400	400
[5,6]	Discover Card Execution Note Trust 2015-A1	1.117%	8/17/20	2,196	2,200
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	2,500	2,494
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	1,000	1,000
[5,6]	Discover Card Execution Note Trust 2016-A2	1.307%	9/15/21	330	332
[5,7]	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	10	10
[5,7]	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	32	32
[5,7]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	330	332
[5,7]	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	52	53
[5,7]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	200	202
[5,7]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	145	148
[5,7]	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	477	478
[5,7]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	600	609
[5,7]	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	386	386
[5,7]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	270	274
[5,7]	Drive Auto Receivables Trust 2016-BA	1.380%	8/15/18	601	601
[5,7]	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	600	600
[5,7]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	340	342
[5,7]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	10,570	10,710
[5,7]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	2,200	2,253
[5,7]	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	1,380	1,380
[5,7]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	1,110	1,111
[5,7]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,240	1,255
[5,7]	Drive Auto Receivables Trust 2017-AA	1.480%	3/15/19	10,250	10,250
[5,7]	Drive Auto Receivables Trust 2017-AA	1.770%	1/15/20	2,715	2,715
[5,7]	Enterprise Fleet Financing LLC Series 2014-1	1.380%	9/20/19	4,061	4,058
[5,7]	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	115	115
[5,7]	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	963	957
[5,7]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	1,690	1,693
[5,7]	Enterprise Fleet Financing LLC Series 2016-1	1.830%	9/20/21	1,102	1,101
[5,7]	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	3,000	2,984
[5,7]	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	3,000	3,000
[5,6,7] Evergreen Credit Card Trust 2016-1		1.488%	4/15/20	4,665	4,684
[5,6,7] Evergreen Credit Card Trust 2016-3		1.267%	11/16/20	1,230	1,232
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C02	1.971%	5/25/25	20	20
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C03	2.271%	7/25/25	15	15
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C03	2.271%	7/25/25	38	39
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.371%	4/25/28	199	200
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.471%	4/25/28	116	116
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2016-C04	2.221%	1/25/29	296	298
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2016-C05	2.121%	1/25/29	889	894
[5,6]	First National Master Note Trust 2015-1	1.538%	9/15/20	540	541
[5,7]	Flagship Credit Auto Trust 2016-4	1.470%	3/16/20	6,666	6,659
[5,7]	Flagship Credit Auto Trust 2017-1	1.930%	12/15/21	12,000	12,000
[5,7]	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	3,000	3,000
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	3,665	3,665
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	970	970

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	490	489
5	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	500	502
[5,7]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	5,300	5,346
[5,7]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	802
[5,7]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,700	1,714
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,000	1,001
5	Ford Credit Auto Owner Trust 2016-A	1.390%	7/15/20	1,250	1,249
5	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	694
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	159
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.690%	9/15/19	100	100
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.140%	9/15/19	100	100
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.730%	9/15/19	2,000	2,008
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	1.400%	2/15/19	62	62
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	1.268%	2/15/21	1,265	1,268
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	827	830
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.118%	8/15/19	895	896
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	250	250
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-1	1.168%	1/15/20	6,250	6,256
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.368%	8/15/20	4,280	4,294
5	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.770%	8/15/20	1,400	1,402
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.668%	2/15/21	4,360	4,406
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.298%	7/15/20	1,655	1,658
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-5	1.227%	11/15/21	8,000	7,995
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	2.021%	10/25/28	154	155
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	2.971%	10/25/28	250	254
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	1.871%	12/25/28	199	199
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.771%	12/25/28	250	255
[5,7]	FRS I LLC 2013-1A	1.800%	4/15/43	37	36
[5,7]	FRS I LLC 2013-1A	3.080%	4/15/43	1,750	1,717
5	GM Financial Automobile Leasing Trust 2015-1	1.100%	12/20/17	11	11
5	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	7,755	7,773
5	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	250	251
5	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	120	121
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	2,600	2,605
5	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	50	50
5	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	120	121
5	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	120	121

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	150	150
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	240
5	GM Financial Automobile Leasing Trust 2016-3	1.350%	2/20/19	8,400	8,394
[5,7]	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	449
[5,7]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	820	818
[5,6,7] GMF Floorplan Owner Revolving Trust 2016-1		1.618%	5/17/21	1,130	1,131
[5,7]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	297
[5,7]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	218
[5,7]	Golden Credit Card Trust 2012-4A	1.390%	7/15/19	230	230
[5,6,7] Golden Credit Card Trust 2014-2A		1.217%	3/15/21	2,655	2,654
[5,6,7] Golden Credit Card Trust 2015-3A		1.188%	7/15/19	2,150	2,152
[5,6,7] Golden Credit Card Trust 2016-1A		1.368%	1/15/20	2,410	2,416
[5,7]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	5,660	5,594
[5,6,7] Gosforth Funding 2016-1A plc		1.602%	2/15/58	1,153	1,156
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,000	1,014
5	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	36	36
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	676	676
5	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	2,600	2,600
[5,6,7] Hertz Fleet Lease Funding LP 2016-1		1.863%	4/10/30	2,500	2,509
[5,7]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	450	451
[5,7]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	5,560	5,521
[5,7]	Hertz Vehicle Financing LLC 2015-2A	2.020%	9/25/19	2,135	2,120
[5,7]	Hertz Vehicle Financing LLC 2016-1A	2.320%	3/25/20	2,100	2,078
[5,7]	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	2,170	2,150
[5,6,7] Holmes Master Issuer plc 2016-1		1.367%	4/15/17	3,000	3,001
5	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	799
5	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	1,400	1,400
5	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	290	290
5	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	2,750	2,743
[5,7]	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	100	100
[5,7]	Hyundai Auto Lease Securitization Trust 2015-B	1.660%	7/15/19	1,000	1,002
[5,7]	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	250	251
[5,7]	Hyundai Auto Lease Securitization Trust 2016-A	1.600%	7/15/19	1,000	1,002
[5,7]	Hyundai Auto Lease Securitization Trust 2016-C	1.300%	3/15/19	7,000	6,993
5	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	35	35
5	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	60	60
5	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,000	1,000
5	Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,000	998
5	Hyundai Auto Receivables Trust 2016-B	1.120%	10/15/19	9,000	8,987
[5,7]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	320	319
6	Illinois Student Assistance Commission
	Series 2010-1	2.088%	4/25/22	44	44
[5,6,7] Invitation Homes 2014-SFR1 Trust		2.268%	6/17/31	514	513
[5,6,7] Invitation Homes 2014-SFR2 Trust		2.368%	9/17/31	100	100
[5,6,7] Invitation Homes 2015-SFR2 Trust		2.118%	6/17/32	98	98
5	John Deere Owner Trust 2015-A	0.870%	2/15/18	13	13
5	John Deere Owner Trust 2015-B	1.440%	10/15/19	1,600	1,602
5	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	129
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	14	14
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.746%	2/12/51	131	133
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	34	34

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP12	5.850%	2/15/51	79	80
[5,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	320	330
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	1.303%	1/15/46	71	71
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	342	343
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	261	261
5	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.019%	8/15/46	112	115
5	JPMBB Commercial Mortgage Securities Trust
	2013-C15	2.977%	11/15/45	475	485
5	JPMBB Commercial Mortgage Securities Trust
	2013-C17	1.247%	1/15/47	28	28
5	JPMBB Commercial Mortgage Securities Trust
	2014-C18	1.254%	2/15/47	135	135
5	JPMBB Commercial Mortgage Securities Trust
	2014-C19	1.266%	4/15/47	211	210
5	JPMBB Commercial Mortgage Securities Trust
	2014-C21	1.322%	8/15/47	107	107
[5,7]	Kubota Credit Owner Trust 2014-1A	1.160%	5/15/18	131	131
5	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	78	78
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	112	115
[5,6,7] Master Credit Card Trust II Series 2016-1A		1.525%	9/23/19	3,670	3,685
5	Mercedes-Benz Auto Lease Trust 2016-B	1.150%	1/15/19	4,500	4,495
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,100	1,099
[5,6,7] Mercedes-Benz Master Owner Trust 2015-A		1.087%	4/15/19	1,200	1,200
[5,6,7] Mercedes-Benz Master Owner Trust 2015-BA		1.148%	4/15/20	1,000	1,001
[5,6,7] Mercedes-Benz Master Owner Trust 2016-AA		1.347%	5/15/20	3,500	3,511
[5,6,7] Mercedes-Benz Master Owner Trust 2016-B		1.467%	5/17/21	1,760	1,770
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	28	29
[5,7]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	108	109
[5,7]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	100	100
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.085%	8/15/46	1,014	1,023
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	1.313%	10/15/46	194	194
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	1.551%	8/15/47	182	182
5	Morgan Stanley Capital I Trust 2007-IQ15	5.904%	6/11/49	98	99
5	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	127	129
[5,6]	Navient Student Loan Trust 2015-2	1.051%	11/25/24	1,085	1,084
[5,6]	Navient Student Loan Trust 2015-3	1.091%	7/25/30	712	712
[5,6,7] Navient Student Loan Trust 2016-2		1.521%	6/25/65	646	648
[5,6,7] Navient Student Loan Trust 2016-3		1.371%	6/25/65	728	729
[5,6,7] Navient Student Loan Trust 2016-6A		1.251%	3/25/66	11,664	11,676
[5,6,7] Navistar Financial Dealer Note Master Trust
	2016-1A	2.121%	9/27/21	1,480	1,482
[5,6]	New Mexico Educational Assistance Foundation
	2013-1	1.472%	1/2/25	94	92
[5,7]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	350	352
5	Nissan Auto Lease Trust 2014-B	1.290%	3/16/20	681	681
5	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,060	1,059

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	2,220	2,215
5	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	331	331
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,500	1,497
5	Nissan Auto Receivables 2016-A Owner Trust	1.340%	10/15/20	2,000	1,993
5	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	500	497
5	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	61	61
[5,6]	Nissan Master Owner Trust Receivables Series
	2016-A	1.407%	6/15/21	2,000	2,011
6	North Carolina State Education Assistance
	Authority 2011-1	1.938%	1/26/26	57	57
[5,6,7] Pepper Residential Securities Trust 2016A-A1U1		1.497%	3/13/17	5,000	4,998
[5,6,7] Pepper Residential Securities Trust 2017A-A1UA		1.863%	3/10/58	7,541	7,537
[5,6,7] PFS Financing Corp. 2014-AA		1.367%	2/15/19	429	429
[5,6,7] PFS Financing Corp. 2015-AA		1.388%	4/15/20	100	100
[5,6,7] PFS Financing Corp. 2016-A		1.968%	2/18/20	3,070	3,087
[5,7]	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	400	400
[5,6,7] Resimac Premier Series 2016-1A		2.153%	10/10/47	1,266	1,266
	Royal Bank of Canada	2.200%	9/23/19	855	859
5	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	50	50
5	Santander Drive Auto Receivables Trust 2014-4	2.600%	11/16/20	3,000	3,022
5	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	417	417
5	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	767	767
5	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	400	402
5	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	400	404
5	Santander Drive Auto Receivables Trust 2016-1	1.620%	3/16/20	2,000	2,003
5	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	230	232
5	Santander Drive Auto Receivables Trust 2016-2	1.560%	5/15/20	2,010	2,010
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	170	170
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	110
5	Santander Drive Auto Receivables Trust 2016-3	1.340%	11/15/19	5,000	5,000
5	Santander Drive Auto Receivables Trust 2016-3	1.500%	8/17/20	330	329
5	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	540	537
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	5,440	5,426
[5,7]	Securitized Term Auto Receivables Trust 2016-1A	1.284%	11/26/18	10,000	9,980
[5,6,7] Silver Bay Realty 2014-1 Trust		2.218%	9/17/31	100	99
[5,7]	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	78	79
[5,7]	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	9,816	9,954
[5,7]	SLM Private Education Loan Trust 2012-D	2.950%	2/15/46	10,602	10,690
[5,7]	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	100	99
[5,6]	SLM Student Loan Trust 2005-5	1.138%	4/25/25	152	152
5	SMART ABS Series 2013-2US Trust	1.180%	2/14/19	747	746
5	SMART ABS Series 2014-1US Trust	0.950%	2/14/18	38	38
5	SMART ABS Series 2016-2US Trust	1.450%	8/14/19	10,875	10,821
[5,6,7] SMB Private Education Loan Trust 2015-A		1.368%	7/17/23	3,741	3,743
[5,6,7] SMB Private Education Loan Trust 2016-A		1.467%	5/15/23	1,343	1,344
[5,6,7] SMB Private Education Loan Trust 2016-B		1.418%	11/15/23	2,241	2,244
[5,6,7] SMB Private Education Loan Trust 2016-C		1.317%	11/15/23	5,222	5,228
[5,6,7] SMB Private Education Loan Trust 2017-A		0.000%	6/17/24	5,000	5,000
[5,7]	SoFi Professional Loan Program 2016-B LLC	1.680%	3/25/31	1,397	1,396
[5,7]	SoFi Professional Loan Program 2016-C LLC	1.480%	5/26/31	1,624	1,620
[5,7]	SoFi Professional Loan Program 2016-D LLC	1.530%	4/25/33	6,276	6,271
[5,7]	SoFi Professional Loan Program 2016-E LLC	1.630%	1/25/36	3,103	3,098
[5,6,7] SWAY Residential 2014-1 Trust		2.068%	1/17/32	190	190
[5,6]	Synchrony Capital Credit Card Master Note
	Trust Series 2012-3	1.218%	3/15/20	12,000	12,003

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Synchrony Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	205	205
5	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	7,225	7,238
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	250	250
5	Synchrony Credit Card Master Note Trust 2015-3	1.740%	9/15/21	2,750	2,752
5	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	1,180	1,186
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	4,640	4,598
5	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	3,190	3,165
[5,7]	TCF Auto Receivables Owner Trust
	TCFAT_16-PT1A	1.930%	6/15/22	9,667	9,648
[5,7]	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	167	167
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	410	407
[5,6,7] Trillium Credit Card Trust II 2016-1A		1.493%	5/26/21	9,140	9,178
5	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,400
[5,7]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	2,130	2,120
5	Volkswagen Auto Lease Trust 2015-A	1.250%	12/20/17	531	531
[5,7]	Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	5,869	5,862
[5,7]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	160
5	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C33	5.965%	2/15/51	16	16
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	1.676%	7/15/46	262	261
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2012-2	1.527%	4/22/19	12,406	12,418
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2014-1	1.157%	7/20/19	10,000	10,000
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2014-2	1.227%	10/20/19	12,575	12,578
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-1	1.277%	1/20/20	3,201	3,205
[5,7]	Wendys Funding LLC 2015-1A	3.371%	6/15/45	3,180	3,188
7	Westpac Banking Corp.	1.375%	5/30/18	6,500	6,475
7	Westpac Banking Corp.	1.850%	11/26/18	5,151	5,157
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	94	95
5	WFRBS Commercial Mortgage Trust 2013-C16	1.406%	9/15/46	53	53
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	100	102
5	WFRBS Commercial Mortgage Trust 2013-UBS1	1.122%	3/15/46	22	22
[5,7]	Wheels SPV 2 LLC 2014-1A	0.840%	3/20/23	48	48
[5,7]	Wheels SPV 2 LLC 2015-1A	1.810%	4/22/24	200	200
[5,7]	Wheels SPV 2 LLC 2016-1A	1.590%	5/20/25	1,500	1,493
5	World Financial Network Credit Card Master Note
	Trust Series 2014-C	1.540%	8/16/21	1,450	1,452
[5,6]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	1.248%	2/15/22	19,370	19,404
5	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	420	420
5	World Omni Auto Receivables Trust 2016-B	1.100%	1/15/20	9,000	8,984
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $784,890)					784,648
Corporate Bonds (35.0%)
Finance (14.2%)
	Banking (12.2%)
7	ABN AMRO Bank NV	4.250%	2/2/17	600	600
8	ABN AMRO Bank NV	4.750%	2/5/19	1,000	784
	American Express Credit Corp.	1.125%	6/5/17	1,540	1,540

21

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	1.550%	9/22/17	1,930	1,931
	American Express Credit Corp.	1.800%	7/31/18	645	646
	American Express Credit Corp.	1.700%	10/30/19	2,000	1,982
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	500	502
	Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	842	842
	Bank of America Corp.	6.400%	8/28/17	229	235
	Bank of America Corp.	6.000%	9/1/17	679	696
	Bank of America Corp.	5.750%	12/1/17	1,000	1,033
	Bank of America Corp.	2.000%	1/11/18	2,300	2,308
	Bank of America Corp.	2.650%	4/1/19	750	758
	Bank of Nova Scotia	1.300%	7/21/17	62	62
	Bank of Nova Scotia	1.650%	6/14/19	200	198
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,500	1,496
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	1,000	1,010
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	9,020	8,975
	BB&T Corp.	2.150%	3/22/17	1,416	1,417
	Bear Stearns Cos. LLC	6.400%	10/2/17	14	14
	BNP Paribas SA	1.375%	3/17/17	680	680
	BPCE SA	1.625%	2/10/17	470	470
	BPCE SA	1.613%	7/25/17	214	214
8	BPCE SA	4.500%	4/17/18	1,500	1,158
	Branch Banking & Trust Co.	2.100%	1/15/20	8,500	8,500
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	842	842
	Capital One Bank USA NA	1.200%	2/13/17	1,400	1,400
	Capital One Bank USA NA	2.150%	11/21/18	300	301
	Capital One NA	1.650%	2/5/18	1,925	1,924
	Capital One NA	1.500%	3/22/18	342	341
	Citigroup Inc.	1.350%	3/10/17	26	26
	Citigroup Inc.	1.550%	8/14/17	44	44
	Citigroup Inc.	1.850%	11/24/17	930	932
	Citigroup Inc.	1.700%	4/27/18	2,200	2,197
	Citigroup Inc.	2.050%	12/7/18	1,500	1,500
	Citigroup Inc.	2.550%	4/8/19	625	630
	Commonwealth Bank of Australia	1.400%	9/8/17	850	850
	Commonwealth Bank of Australia	1.900%	9/18/17	250	251
	Commonwealth Bank of Australia	1.750%	11/2/18	4,200	4,195
	Commonwealth Bank of Australia	2.250%	3/13/19	5,650	5,672
	Cooperatieve Rabobank UA	2.250%	1/14/19	14,500	14,570
7	Credit Agricole SA	3.000%	10/1/17	2,900	2,926
[6,8]	Credit Suisse AG	2.805%	8/24/18	1,300	986
[6,8]	Credit Suisse AG	2.810%	7/16/19	4,370	3,295
7	Danske Bank A/S	1.650%	9/6/19	1,500	1,480
	Discover Bank	2.000%	2/21/18	3,643	3,644
	Discover Bank	2.600%	11/13/18	1,900	1,916
	Fifth Third Bancorp	4.500%	6/1/18	529	546
	Fifth Third Bank	1.350%	6/1/17	850	850
8	Goldman Sachs Group Inc.	5.250%	11/29/17	690	534
	Goldman Sachs Group Inc.	5.950%	1/18/18	625	650
	Goldman Sachs Group Inc.	6.150%	4/1/18	650	682
	Goldman Sachs Group Inc.	2.900%	7/19/18	5,150	5,217
[6,8]	Goldman Sachs Group Inc.	3.455%	8/8/18	1,000	766
8	Goldman Sachs Group Inc.	5.000%	8/21/19	530	420
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,755	2,752
	HSBC Bank USA NA	6.000%	8/9/17	450	460
	HSBC USA Inc.	1.300%	6/23/17	1,264	1,264

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC USA Inc.	1.700%	3/5/18	640	640
Huntington National Bank	1.375%	4/24/17	1,500	1,500
Huntington National Bank	1.700%	2/26/18	850	851
Huntington National Bank	2.200%	11/6/18	1,300	1,305
7 ING Bank NV	3.750%	3/7/17	1,500	1,503
7 ING Bank NV	1.800%	3/16/18	1,415	1,415
7 ING Bank NV	2.050%	8/17/18	1,610	1,612
7 ING Bank NV	2.300%	3/22/19	2,380	2,389
JPMorgan Chase & Co.	1.350%	2/15/17	14	14
JPMorgan Chase & Co.	2.000%	8/15/17	41	41
8 JPMorgan Chase & Co.	4.650%	11/7/17	180	139
JPMorgan Chase & Co.	6.000%	1/15/18	730	760
JPMorgan Chase & Co.	1.800%	1/25/18	1,000	1,002
JPMorgan Chase & Co.	1.700%	3/1/18	8,435	8,438
KeyBank NA	1.650%	2/1/18	1,231	1,232
KeyBank NA	1.600%	8/22/19	1,800	1,776
8 Lloyds Bank plc	3.100%	8/28/18	2,720	2,070
Lloyds Bank plc	2.300%	11/27/18	4,250	4,277
7 Macquarie Bank Ltd.	1.650%	3/24/17	1,755	1,756
Manufacturers & Traders Trust Co.	1.400%	7/25/17	1,449	1,450
Manufacturers & Traders Trust Co.	6.625%	12/4/17	9,490	9,882
Morgan Stanley	1.875%	1/5/18	6,331	6,346
8 Morgan Stanley	7.375%	2/22/18	1,000	793
8 Morgan Stanley	4.750%	11/16/18	1,762	1,378
Morgan Stanley	2.500%	1/24/19	1,875	1,891
National Australia Bank Ltd.	2.750%	3/9/17	1,130	1,132
National Australia Bank Ltd.	1.875%	7/23/18	760	761
National Australia Bank Ltd.	2.250%	1/10/20	8,000	8,000
National Bank of Canada	2.100%	12/14/18	2,100	2,108
7 Nordea Bank AB	1.625%	9/30/19	5,600	5,531
PNC Bank NA	1.500%	10/18/17	310	310
PNC Bank NA	1.700%	12/7/18	4,000	3,993
PNC Bank NA	1.450%	7/29/19	2,600	2,569
Royal Bank of Canada	1.250%	6/16/17	1,496	1,497
Royal Bank of Canada	1.800%	7/30/18	2,395	2,402
Royal Bank of Canada	2.150%	3/15/19	6,936	6,970
Royal Bank of Canada	1.500%	7/29/19	2,500	2,473
Santander UK plc	1.375%	3/13/17	1,701	1,701
7 Skandinaviska Enskilda Banken AB	1.750%	3/19/18	2,000	2,000
7 Skandinaviska Enskilda Banken AB	2.375%	11/20/18	2,800	2,818
7 Skandinaviska Enskilda Banken AB	2.375%	3/25/19	720	724
State Street Corp.	1.350%	5/15/18	350	349
Sumitomo Mitsui Banking Corp.	1.750%	1/16/18	2,500	2,500
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	1,700	1,698
Svenska Handelsbanken AB	1.625%	3/21/18	3,200	3,199
Svenska Handelsbanken AB	2.500%	1/25/19	6,860	6,928
Svenska Handelsbanken AB	2.250%	6/17/19	5,000	5,019
7 Swedbank AB	1.750%	3/12/18	7,975	7,966
7 Swedbank AB	2.375%	2/27/19	1,061	1,065
Synchrony Financial	1.875%	8/15/17	3,128	3,131
Synchrony Financial	2.600%	1/15/19	1,500	1,508
Toronto-Dominion Bank	2.625%	9/10/18	1,100	1,115
UBS AG	1.375%	6/1/17	570	570
UBS AG	1.375%	8/14/17	600	600
US Bank NA	1.375%	9/11/17	635	635

23

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
US Bank NA	1.350%	1/26/18	400	400
US Bank NA	1.450%	1/29/18	1,300	1,301
Wells Fargo & Co.	2.100%	5/8/17	744	746
Wells Fargo & Co.	1.500%	1/16/18	1,500	1,499
8 Wells Fargo & Co.	4.250%	1/25/18	2,500	1,925
8 Wells Fargo & Co.	4.000%	8/8/19	500	388
Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,592
Wells Fargo Bank NA	2.150%	12/6/19	470	469
Westpac Banking Corp.	1.200%	5/19/17	64	64
Westpac Banking Corp.	2.000%	8/14/17	64	64
Westpac Banking Corp.	2.250%	1/17/19	7,244	7,285
Westpac Banking Corp.	1.650%	5/13/19	6,500	6,456
Westpac Banking Corp.	1.600%	8/19/19	3,000	2,977

Brokerage (0.1%)
BlackRock Inc.	6.250%	9/15/17	400	412
Franklin Resources Inc.	1.375%	9/15/17	214	215
NYSE Euronext	2.000%	10/5/17	1,233	1,239

Finance Companies (0.2%)
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	3.750%	5/15/19	2,200	2,252
Air Lease Corp.	5.625%	4/1/17	116	117
Air Lease Corp.	2.125%	1/15/18	1,783	1,788

Insurance (1.2%)
Aetna Inc.	1.700%	6/7/18	1,700	1,700
7 AIA GROUP Ltd.	2.250%	3/11/19	1,430	1,431
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	8,305	8,399
7 MassMutual Global Funding II	2.000%	4/5/17	159	159
8 Metropolitan Life Global Funding I	4.750%	9/28/17	3,875	2,978
8 Metropolitan Life Global Funding I	4.500%	10/10/18	4,390	3,422
8 Metropolitan Life Global Funding I	4.500%	4/16/19	5,200	4,069
7 Pricoa Global Funding I	1.900%	9/21/18	1,735	1,739
7 Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,567
Travelers Cos. Inc.	5.750%	12/15/17	1,302	1,352

Real Estate Investment Trusts (0.5%)
Brandywine Operating Partnership LP	5.700%	5/1/17	116	117
Brandywine Operating Partnership LP	4.950%	4/15/18	1,472	1,518
DDR Corp.	7.500%	4/1/17	886	895
8 GPT Wholesale Shopping Centre Fund No 1	5.000%	11/13/17	2,500	1,929
8 Mirvac Group Finance Ltd.	5.500%	12/18/17	4,800	3,727
UDR Inc.	4.250%	6/1/18	1,083	1,117
Welltower Inc.	4.700%	9/15/17	333	339
Welltower Inc.	2.250%	3/15/18	519	522
				306,015
Industrial (17.2%)
Basic Industry (0.7%)
7 Air Liquide Finance SA	1.375%	9/27/19	4,000	3,939
Air Products & Chemicals Inc.	4.375%	8/21/19	4,120	4,377
Airgas Inc.	1.650%	2/15/18	1,251	1,254
Dow Chemical Co.	5.700%	5/15/18	1,000	1,049
Dow Chemical Co.	8.550%	5/15/19	1,300	1,486
Ecolab Inc.	1.450%	12/8/17	981	981
LyondellBasell Industries NV	5.000%	4/15/19	1,500	1,582

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital Goods (1.8%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	1,400	1,541
Caterpillar Financial Services Corp.	1.500%	2/23/18	675	675
Caterpillar Financial Services Corp.	1.800%	11/13/18	2,738	2,743
Caterpillar Financial Services Corp.	7.150%	2/15/19	510	563
Caterpillar Financial Services Corp.	1.350%	5/18/19	690	684
Caterpillar Financial Services Corp.	2.100%	1/10/20	4,000	4,007
7 Fortive Corp.	1.800%	6/15/19	1,600	1,591
General Electric Capital Corp.	5.400%	2/15/17	17	17
General Electric Capital Corp.	2.450%	3/15/17	132	132
General Electric Capital Corp.	5.625%	9/15/17	17	18
General Electric Capital Corp.	6.000%	8/7/19	3,000	3,311
General Electric Co.	5.250%	12/6/17	2,560	2,645
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,810	1,951
John Deere Capital Corp.	1.400%	3/15/17	25	25
John Deere Capital Corp.	1.125%	6/12/17	135	135
John Deere Capital Corp.	2.800%	9/18/17	25	25
John Deere Capital Corp.	1.200%	10/10/17	870	870
John Deere Capital Corp.	1.950%	1/8/19	500	503
John Deere Capital Corp.	1.250%	10/9/19	2,000	1,968
8 John Deere Financial Ltd.	3.500%	12/18/19	2,200	1,691
Parker-Hannifin Corp.	5.500%	5/15/18	8,200	8,614
Precision Castparts Corp.	1.250%	1/15/18	2,025	2,024
7 Siemens Financieringsmaatschappij NV	1.300%	9/13/19	2,500	2,457

Communication (1.9%)
America Movil SAB de CV	5.625%	11/15/17	3,000	3,092
American Tower Corp.	4.500%	1/15/18	3,700	3,794
AT&T Inc.	2.400%	3/15/17	600	601
AT&T Inc.	1.700%	6/1/17	2,700	2,703
AT&T Inc.	1.400%	12/1/17	600	600
British Telecommunications plc	5.950%	1/15/18	2,000	2,082
Comcast Cable Communications LLC	8.875%	5/1/17	46	47
Deutsche Telekom International Finance BV	6.750%	8/20/18	3,500	3,753
Grupo Televisa SAB	6.000%	5/15/18	2,745	2,881
Moody’s Corp.	2.750%	7/15/19	3,000	3,043
Orange SA	2.750%	2/6/19	800	811
Orange SA	1.625%	11/3/19	2,200	2,164
S&P Global Inc.	2.500%	8/15/18	1,800	1,817
8 Telstra Corp. Ltd.	4.000%	11/15/17	8,500	6,522
8 Telstra Corp. Ltd.	4.500%	11/13/18	2,650	2,071
Verizon Communications Inc.	3.650%	9/14/18	4,000	4,130

Consumer Cyclical (2.8%)
American Honda Finance Corp.	0.950%	5/5/17	400	400
American Honda Finance Corp.	1.550%	12/11/17	400	401
American Honda Finance Corp.	1.700%	2/22/19	5,988	5,980
AutoZone Inc.	1.625%	4/21/19	1,450	1,438
8 BMW Australia Finance Ltd.	2.750%	2/23/18	1,930	1,469
7 BMW US Capital LLC	1.500%	4/11/19	800	793
7 BMW US Capital LLC	1.450%	9/13/19	3,000	2,957
CVS Health Corp.	1.900%	7/20/18	2,800	2,809
7 Daimler Finance North America LLC	1.600%	8/3/17	400	400
7 Experian Finance plc	2.375%	6/15/17	3,500	3,512
Ford Motor Credit Co. LLC	4.250%	2/3/17	300	300

25

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	6.625%	8/15/17	989	1,016
Ford Motor Credit Co. LLC	1.684%	9/8/17	288	288
Ford Motor Credit Co. LLC	5.000%	5/15/18	300	311
8 Ford Motor Credit Co. LLC	4.050%	12/10/18	2,250	1,738
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	553	554
7 Harley-Davidson Financial Services Inc.	1.550%	11/17/17	2,500	2,498
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	4,300	4,323
7 Hyundai Capital America	1.450%	2/6/17	2,500	2,500
7 Hyundai Capital America	2.550%	2/6/19	3,500	3,516
Lowe’s Cos. Inc.	1.625%	4/15/17	108	108
Marriott International Inc.	6.375%	6/15/17	2,500	2,546
7 Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,775	1,779
7 Nissan Motor Acceptance Corp.	1.500%	3/2/18	3,107	3,099
7 Nissan Motor Acceptance Corp.	1.800%	3/15/18	550	550
7 Nissan Motor Acceptance Corp.	2.650%	9/26/18	590	596
7 Nissan Motor Acceptance Corp.	2.350%	3/4/19	1,515	1,523
7 Nissan Motor Acceptance Corp.	2.000%	3/8/19	1,250	1,246
PACCAR Financial Corp.	1.750%	8/14/18	290	291
8 Toyota Finance Australia Ltd.	4.250%	2/26/18	1,001	774
Toyota Motor Credit Corp.	1.750%	5/22/17	400	401
Toyota Motor Credit Corp.	1.375%	1/10/18	400	400
Toyota Motor Credit Corp.	1.200%	4/6/18	1,000	997
Toyota Motor Credit Corp.	2.000%	10/24/18	801	806
Visa Inc.	1.200%	12/14/17	1,000	1,000
Walgreens Boots Alliance Inc.	1.750%	5/30/18	1,500	1,503
7 Wesfarmers Ltd.	1.874%	3/20/18	5,573	5,579

Consumer Noncyclical (4.5%)
Abbott Laboratories	5.125%	4/1/19	2,007	2,130
Abbott Laboratories	2.350%	11/22/19	2,500	2,508
AbbVie Inc.	1.800%	5/14/18	450	451
AbbVie Inc.	2.000%	11/6/18	800	803
Actavis Funding SCS	1.300%	6/15/17	2,150	2,147
Actavis Funding SCS	2.350%	3/12/18	3,114	3,133
Actavis Inc.	1.875%	10/1/17	39	39
Agilent Technologies Inc.	6.500%	11/1/17	116	120
Altria Group Inc.	9.700%	11/10/18	1,821	2,071
Amgen Inc.	2.125%	5/15/17	58	58
Amgen Inc.	5.850%	6/1/17	58	59
Amgen Inc.	6.150%	6/1/18	944	999
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	4,000	4,003
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,700	1,702
AstraZeneca plc	5.900%	9/15/17	6,830	7,018
Baxalta Inc.	2.000%	6/22/18	250	250
Becton Dickinson & Co.	1.800%	12/15/17	2,500	2,507
Biogen Inc.	6.875%	3/1/18	1,500	1,583
7 Cargill Inc.	1.900%	3/1/17	4,959	4,963
Celgene Corp.	1.900%	8/15/17	370	371
Celgene Corp.	2.125%	8/15/18	2,100	2,110
Clorox Co.	5.950%	10/15/17	700	723
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,750	2,753
Constellation Brands Inc.	3.875%	11/15/19	5,000	5,200
Covidien International Finance SA	6.000%	10/15/17	400	412
Express Scripts Holding Co.	2.250%	6/15/19	5,000	5,015
Gilead Sciences Inc.	1.850%	9/4/18	500	502

26

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	GlaxoSmithKline Capital plc	1.500%	5/8/17	265	265
	Hershey Co.	1.600%	8/21/18	1,100	1,104
	JM Smucker Co.	1.750%	3/15/18	1,000	1,001
	Kraft Foods Group Inc.	2.250%	6/5/17	2,000	2,008
	Kraft Heinz Foods Co.	1.600%	6/30/17	4,000	4,004
	Mylan Inc.	2.550%	3/28/19	3,654	3,656
	Newell Brands Inc.	2.600%	3/29/19	5,200	5,261
	Perrigo Co. plc	2.300%	11/8/18	5,200	5,213
	Philip Morris International Inc.	1.250%	8/11/17	1,000	1,001
	Philip Morris International Inc.	5.650%	5/16/18	7,000	7,358
	Reynolds American Inc.	2.300%	6/12/18	600	604
7	Roche Holdings Inc.	1.350%	9/29/17	1,000	1,002
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	2,200	2,175
	Stryker Corp.	1.300%	4/1/18	1,200	1,197
	Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	1,800	1,786
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	3,950	3,962
	Zoetis Inc.	1.875%	2/1/18	2,500	2,503

	Energy (2.9%)
8	BP Capital Markets plc	4.500%	9/5/17	510	391
	BP Capital Markets plc	1.375%	5/10/18	4,000	3,988
	BP Capital Markets plc	2.241%	9/26/18	2,900	2,918
8	BP Capital Markets plc	4.750%	11/15/18	2,315	1,813
	Chevron Corp.	1.344%	11/9/17	2,000	2,001
	Chevron Corp.	1.345%	11/15/17	2,500	2,501
	Chevron Corp.	4.950%	3/3/19	1,250	1,334
	ConocoPhillips	5.200%	5/15/18	2,153	2,244
	ConocoPhillips Co.	1.050%	12/15/17	5,500	5,482
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	17	17
	Enterprise Products Operating LLC	6.300%	9/15/17	170	175
	Enterprise Products Operating LLC	1.650%	5/7/18	700	699
	EOG Resources Inc.	5.625%	6/1/19	2,450	2,655
	Exxon Mobil Corp.	1.439%	3/1/18	3,000	3,005
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	17	17
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	18
	Kinder Morgan Inc.	7.000%	6/15/17	17	17
	Kinder Morgan Inc.	2.000%	12/1/17	17	17
	Marathon Oil Corp.	6.000%	10/1/17	4,000	4,099
	Occidental Petroleum Corp.	1.500%	2/15/18	4,350	4,351
7	Schlumberger Holdings Corp.	2.350%	12/21/18	10,000	10,084
	Shell International Finance BV	1.125%	8/21/17	500	499
	Shell International Finance BV	1.250%	11/10/17	1,500	1,500
	Shell International Finance BV	1.375%	5/10/19	3,400	3,369
	Shell International Finance BV	1.375%	9/12/19	3,000	2,960
7	Southern Natural Gas Co. LLC	5.900%	4/1/17	17	17
	Total Capital International SA	1.500%	2/17/17	687	686
	Total Capital International SA	1.550%	6/28/17	187	187
	Total Capital International SA	2.125%	1/10/19	1,500	1,509
	Total Capital SA	2.125%	8/10/18	3,000	3,022

	Technology (1.8%)
	Amphenol Corp.	2.550%	1/30/19	3,500	3,544
	Apple Inc.	1.700%	2/22/19	750	751
[6,8]	Apple Inc.	2.410%	8/28/19	4,820	3,654

27

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
7 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	5,000	4,987
CA Inc.	2.875%	8/15/18	3,800	3,850
Corning Inc.	1.500%	5/8/18	300	299
Equifax Inc.	6.300%	7/1/17	1,950	1,970
Fidelity National Information Services Inc.	1.450%	6/5/17	1,105	1,104
Fidelity National Information Services Inc.	2.000%	4/15/18	400	401
Hewlett Packard Enterprise Co.	2.450%	10/5/17	2,290	2,305
Hewlett Packard Enterprise Co.	2.850%	10/5/18	2,160	2,187
KLA-Tencor Corp.	2.375%	11/1/17	4,560	4,577
Total System Services Inc.	2.375%	6/1/18	4,425	4,445
Tyco Electronics Group SA	6.550%	10/1/17	4,140	4,285
Tyco Electronics Group SA	2.375%	12/17/18	1,315	1,326

Transportation (0.8%)
5 Burlington Northern and Santa Fe Railway Co.
1999-2 Pass Through Trust	7.570%	1/2/21	1,534	1,676
Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,646	1,664
Canadian National Railway Co.	5.850%	11/15/17	3,145	3,257
Canadian National Railway Co.	5.550%	3/1/19	5,000	5,379
7 ERAC USA Finance LLC	6.375%	10/15/17	628	649
Ryder System Inc.	2.500%	3/1/17	275	275
Ryder System Inc.	2.500%	3/1/18	2,800	2,821
5 US Airways 2012-1 Class B Pass Through Trust	8.000%	10/1/19	2,403	2,661
				370,742
Utilities (3.6%)
Electric (3.5%)
Arizona Public Service Co.	2.200%	1/15/20	1,100	1,104
Berkshire Hathaway Energy Co.	5.750%	4/1/18	3,651	3,830
Commonwealth Edison Co.	6.150%	9/15/17	7,954	8,183
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	987
Consumers Energy Co.	5.150%	2/15/17	1,835	1,837
Consumers Energy Co.	5.650%	9/15/18	2,221	2,357
Consumers Energy Co.	6.125%	3/15/19	125	136
Dominion Resources Inc.	1.875%	1/15/19	1,045	1,045
Dominion Resources Inc.	5.200%	8/15/19	130	140
Duke Energy Carolinas LLC	5.250%	1/15/18	11,000	11,400
Duke Energy Carolinas LLC	7.000%	11/15/18	723	792
Duke Energy Corp.	6.250%	6/15/18	642	679
Duke Energy Florida LLC	5.800%	9/15/17	661	680
Duke Energy Florida LLC	5.650%	6/15/18	50	53
Edison International	3.750%	9/15/17	1,200	1,216
7 EDP Finance BV	4.900%	10/1/19	2,998	3,143
7 EDP Finance BV	4.125%	1/15/20	2,440	2,509
Emera US Finance LP	2.150%	6/15/19	3,000	2,997
7 Enel Finance International NV	6.250%	9/15/17	2,000	2,053
Entergy Louisiana LLC	6.500%	9/1/18	580	622
Exelon Corp.	1.550%	6/9/17	600	600
Georgia Power Co.	5.700%	6/1/17	650	659
Georgia Power Co.	1.950%	12/1/18	285	286
MidAmerican Energy Co.	5.300%	3/15/18	1,000	1,041
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	7,464	8,562
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,180	2,228
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	216	233
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	1,400	1,401

28

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	5.625%	11/30/17	3,535	3,651
Pacific Gas & Electric Co.	8.250%	10/15/18	1,400	1,548
Southern California Edison Co.	1.250%	11/1/17	295	295
Southern Co.	1.550%	7/1/18	1,210	1,206
Southern Power Co.	1.950%	12/15/19	1,400	1,391
TECO Finance Inc.	6.572%	11/1/17	58	60
6 TECO Finance Inc.	1.610%	4/10/18	100	100
Union Electric Co.	6.400%	6/15/17	3,964	4,039
Virginia Electric & Power Co.	5.950%	9/15/17	3,300	3,392
Xcel Energy Inc.	1.200%	6/1/17	300	300

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	1,280	1,450
				78,205
Total Corporate Bonds (Cost $755,435)				754,962
Sovereign Bonds (1.7%)
Caixa Economica Federal	2.375%	11/6/17	750	745
Caixa Economica Federal	4.250%	5/13/19	4,000	4,040
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	800	800
Corp. Andina de Fomento	7.790%	3/1/17	200	201
Export-Import Bank of Korea	1.750%	2/27/18	50	50
Japan Finance Organization for Municipalities	1.375%	4/18/18	1,000	991
Korea Development Bank	2.250%	8/7/17	200	201
7 Majapahit Holding BV	7.250%	6/28/17	1,250	1,273
North American Development Bank	2.300%	10/10/18	300	303
8 Optus Finance Pty Ltd.	4.750%	12/12/18	11,000	8,630
Petrobras International Finance Co. SA	5.875%	3/1/18	2,500	2,594
Republic of Croatia	6.250%	4/27/17	3,000	3,028
Republic of Hungary	4.125%	2/19/18	3,000	3,068
Republic of Hungary	6.250%	1/29/20	422	463
Republic of Poland	6.375%	7/15/19	1,000	1,106
Republic of Serbia	5.250%	11/21/17	2,700	2,759
State Bank of India	3.250%	4/18/18	3,400	3,437
Statoil ASA	3.125%	8/17/17	1,977	1,994
Statoil ASA	1.200%	1/17/18	1,300	1,296
Total Sovereign Bonds (Cost $36,856)				36,979
Taxable Municipal Bonds (0.1%)
Illinois GO	5.365%	3/1/17	1,400	1,404
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-EGSL	3.220%	2/1/21	185	187
Total Taxable Municipal Bonds (Cost $1,594)				1,591

			Shares
Temporary Cash Investments (12.3%)
Money Market Fund (7.9%)
9 Vanguard Market Liquidity Fund	0.856%		1,712,189	171,236

29

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Commercial Paper (2.6%)
10	Anheuser-Busch Inbev Worldwide Inc.	1.478%	9/29/17	1,500	1,486
10	Anheuser-Busch Inbev Worldwide Inc.	1.574%	1/10/18	3,000	2,957
10	Axa Financial Inc.	1.646%	10/4/17	4,300	4,259
10	Commonwealth Bank of Australia	1.399%	9/1/17	5,000	4,960
10	Danske Corp.	1.502%	8/28/17	4,800	4,764
10	Electricite de France	1.543%	8/9/17	5,000	4,959
10	Electricite de France	1.906%	1/5/18	4,500	4,419
10	Engie SA	1.543%	10/2/17	6,200	6,131
10	Engie SA	1.520%	10/12/17	380	376
10	Engie SA	1.543%	10/20/17	275	272
10	Engie SA	1.544%	11/10/17	250	247
10	Engie SA	1.544%	11/15/17	250	247
10	GlaxoSmithKline Finance plc	1.523%	12/7/17	6,500	6,413
	ING US Funding LLC	1.348%	5/15/17	2,000	1,994
[7,10] Pfizer Inc.		0.945%	3/20/17	3,000	2,997
	Toyota Motor Credit Corp.	1.139%	5/12/17	5,000	4,985
	Toyota Motor Credit Corp.	1.180%	6/2/17	2,000	1,992
10	Vodafone Group plc	1.626%	9/29/17	2,500	2,473
					55,931
Certificates of Deposit (1.8%)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.520%	8/9/17	2,000	2,002
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.570%	10/27/17	2,000	2,002
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.700%	1/26/18	5,500	5,501
	Cooperative Rabobank UA (New York Branch)	1.380%	9/13/17	5,000	5,000
	Royal Bank of Canada (New York Branch)	1.360%	10/5/17	3,100	3,100
	Royal Bank of Canada (New York Branch)	1.290%	10/27/17	1,800	1,798
	Svenska HandelsBanken (New York Branch)	1.280%	5/12/17	7,000	7,003
	Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	4,500	4,500
	Toronto Dominion Bank (New York Branch)	1.360%	8/28/17	4,000	4,000
	Wells Fargo Bank NA	1.320%	10/27/17	4,000	3,997
					38,903
Total Temporary Cash Investments (Cost $266,060)					266,070
Total Investments (101.7%) (Cost $2,193,615)					2,192,875
Other Assets and Liabilities (-1.7%)
Other Assets					110,433
Liabilities					(148,113)
					(37,680)
Net Assets (100%)					2,155,195

30

Ultra-Short-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,021,639
Affiliated Vanguard Funds	171,236
Total Investments in Securities	2,192,875
Investment in Vanguard	133
Receivables for Investment Securities Sold	70,062
Receivables for Capital Shares Issued	32,469
Receivables for Accrued Income	7,655
Other Assets	114
Total Assets	2,303,308
Liabilities
Payables for Investment Securities Purchased	144,271
Payables for Capital Shares Redeemed	1,167
Payables for Distributions	280
Payables to Vanguard	254
Other Liabilities	2,141
Total Liabilities	148,113
Net Assets	2,155,195

At January 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,156,291
Undistributed Net Investment Income	680
Accumulated Net Realized Gains	462
Unrealized Appreciation (Depreciation)
Investment Securities	(740)
Futures Contracts	(9)
Swap Contracts	9
Forward Currency Contracts	(1,516)
Foreign Currencies	18
Net Assets	2,155,195

Investor Shares—Net Assets
Applicable to 13,114,196 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	131,159
Net Asset Value Per Share—Investor Shares	$10.00

31

Ultra-Short-Term Bond Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 101,189,940 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,024,036
Net Asset Value Per Share—Admiral Shares	$20.00

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,357,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $955,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was
$461,778,000, representing 21.4% of net assets.
8 Face amount denominated in Australian dollars.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2017, the aggregate value of these securities was $46,960,000, representing 2.2% of net assets.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Statement of Operations

Year Ended
January 31, 2017
($000)
Investment Income
Income
Interest[1]	13,620
Total Income	13,620
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative—Investor Shares	105
Management and Administrative—Admiral Shares	852
Marketing and Distribution—Investor Shares	19
Marketing and Distribution—Admiral Shares	104
Custodian Fees	28
Auditing Fees	39
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,289
Net Investment Income	12,331
Realized Net Gain (Loss)
Investment Securities Sold[1]	(104)
Futures Contracts	904
Options	(30)
Swap Contracts	(60)
Foreign Currencies and Forward Currency Contracts	660
Realized Net Gain (Loss)	1,370
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(392)
Futures Contracts	41
Swap Contracts	9
Foreign Currencies and Forward Currency Contracts	(1,498)
Change in Unrealized Appreciation (Depreciation)	(1,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,861
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $550,000 and $6,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

		February 10,
	Year Ended	2015[1] to
	January 31,	January 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,331	2,254
Realized Net Gain (Loss)	1,370	(61)
Change in Unrealized Appreciation (Depreciation)	(1,840)	(398)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,861	1,795
Distributions
Net Investment Income
Investor Shares	(768)	(201)
Admiral Shares	(11,576)	(2,017)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(12,344)	(2,218)
Capital Share Transactions
Investor Shares	83,785	47,379
Admiral Shares	1,559,481	465,456
Net Increase (Decrease) from Capital Share Transactions	1,643,266	512,835
Total Increase (Decrease)	1,642,783	512,412
Net Assets
Beginning of Period	512,412	—
End of Period[2]	2,155,195	512,412
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $680,000 and $36,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
	Year	Feb. 10,
	Ended	2015[1] to
	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$9.99	$10.00
Investment Operations
Net Investment Income	.106	. 054
Net Realized and Unrealized Gain (Loss) on Investments	.006	(.010)
Total from Investment Operations	.112	.044
Distributions
Dividends from Net Investment Income	(.102)	(.054)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.102)	(.054)
Net Asset Value, End of Period	$10.00	$9.99

Total Return[2]	1.13%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$131	$47
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.11%	0.66%[3]
Portfolio Turnover Rate	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
	Year	Feb. 10,
	Ended	2015[1] to
	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$19.98	$20.00
Investment Operations
Net Investment Income	. 228.122
Net Realized and Unrealized Gain (Loss) on Investments	.015	(.021)
Total from Investment Operations	.243	.101
Distributions
Dividends from Net Investment Income	(.223)	(.121)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.223)	(.121)
Net Asset Value, End of Period	$20.00	$19.98

Total Return[2]	1.22%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.19%	0.74%[3]
Portfolio Turnover Rate	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

37

Ultra-Short-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2017, the fund’s average investments in long and short futures contracts represented 5% and 6% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2017, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer

38

Ultra-Short-Term Bond Fund

or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

39

Ultra-Short-Term Bond Fund

6. Swaptions: The fund enters into swaptions to adjust the fund’s sensitivity to interest rates. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into an interest rate swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into an interest rate swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Assets and Liabilities and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Assets and Liabilities and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as an asset (liability) and as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The fund mitigates its counterparty risk by only entering into swaptions with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2017, the fund’s average value of investments in swaptions purchased and swaptions written each represented 0% of net assets, based on the average market values at each quarter-end during the period. The fund had no open swaptions contracts at January 31, 2017.

40

Ultra-Short-Term Bond Fund

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

41

Ultra-Short-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2017, the fund had contributed to Vanguard capital in the amount of $133,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	348,625	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	751,683	32,965
Corporate Bonds	—	754,962	—
Sovereign Bonds	—	36,979	—
Taxable Municipal Bonds	—	1,591	—
Temporary Cash Investments	171,236	94,834	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(109)	—	—
Forward Currency Contracts—Liabilities	—	(1,516)	—
Swap Contracts—Assets	—	9	—
Total	171,137	1,987,167	32,965
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

42

Ultra-Short-Term Bond Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Asset-Backed/Commercial
Mortgage-Backed Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2016	2,000
Purchases	32,965
Transfers out of Level 3	(2,000)[1]
Balance as of January 31, 2017	32,965
1 Transfers out of Level 3 are because observable market data became available for these securities.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of January 31, 2017.

Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Asset-Backed/
Commercial Mortgage-
Backed Securities	12,000	Market Approach	Recent Purchase Price	$99.996
Asset-Backed/
Commercial Mortgage-
Backed Securities	10,250	Market Approach	Recent Purchase Price	$99.998
Asset-Backed/
Commercial Mortgage-
Backed Securities	5,000	Market Approach	Recent Purchase Price	$100.000
Asset-Backed/
Commercial Mortgage-
Backed Securities	3,000	Market Approach	Recent Purchase Price	$99.997
Asset-Backed/
Commercial Mortgage-
Backed Securities	2,715	Market Approach	Recent Purchase Price	$99.994

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the fund’s Level 3 securities could, in isolation, result in a significantly higher or lower fair value measurement.

D. At January 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets and	Contracts	Contracts	Contracts	Total
Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	10	—	9	19
Other Liabilities	(109)	(1,516)	—	(1,625)

43

Ultra-Short-Term Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	904	—	—	904
Options	—	—	(30)	(30)
Swap Contracts	—	—	(60)	(60)
Forward Currency Contracts	—	(225)	—	(225)
Realized Net Gain (Loss) on Derivatives	904	(225)	(90)	589

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	41	—	—	41
Swap Contracts	—	—	9	9
Forward Currency Contracts	—	(1,516)	—	(1,516)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	41	(1,516)	9	(1,466)

E. At January 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2017	580	125,742	41
AUD 90-Day Bank Bill	March 2017	(129)	(97,406)	(10)
5-Year U.S. Treasury Note	March 2017	(775)	(91,347)	13
AUD 90-Day Bank Bill	December 2017	(50)	(37,747)	(2)
Eurodollar Futures	March 2017	115	28,441	(29)
AUD 3-Year Treasury Bond	March 2017	(157)	(13,313)	(22)
				(9)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill and AUD 3-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes.

44

Ultra-Short-Term Bond Fund

At January 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
BNP Paribas	2/15/17	USD	48,651	AUD	66,118	(1,477)
Citibank, N.A.	2/15/17	USD	5,748	AUD	7,611	(21)
Barclays Capital	2/15/17	USD	2,343	AUD	3,100	(7)
Bank of America N.A.	2/15/17	USD	1,828	AUD	2,425	(11)
JPMorgan Chase Bank N.A.	2/15/17	USD	58	AUD	77	—
						(1,516)
AUD—Australian dollar.
USD—U.S. dollar.

At January 31, 2017, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	5,000	(39)	1.000	9
GSI—Goldman Sachs International.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2017, the fund realized net foreign currency gains of $660,000 (including gains and losses on forward currency contracts ), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

45

Ultra-Short-Term Bond Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $190,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $3,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used capital loss carryforwards of $111,000 to offset taxable capital gains realized during the year ended January 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2017, the fund had $369,000 of ordinary income and $374,000 of long-term capital gains available for distribution.

At January 31, 2017, the cost of investment securities for tax purposes was $2,193,639,000. Net unrealized depreciation of investment securities for tax purposes was $764,000, consisting of unrealized gains of $1,947,000 on securities that had risen in value since their purchase and $2,711,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2017, the fund purchased $982,492,000 of investment securities and sold $138,225,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $681,795,000 and $453,520,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended		February 10, 2015[1] to
	January 31, 2017		January 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	148,184	14,811	90,641	9,068
Issued in Lieu of Cash Distributions	693	69	186	19
Redeemed	(65,092)	(6,505)	(43,448)	(4,348)
Net Increase (Decrease)—Investor Shares	83,785	8,375	47,379	4,739
Admiral Shares
Issued	1,991,797	99,513	604,240	30,224
Issued in Lieu of Cash Distributions	9,783	489	1,789	90
Redeemed	(442,099)	(22,091)	(140,573)	(7,035)
Net Increase (Decrease)—Admiral Shares	1,559,481	77,911	465,456	23,279
1 Commencement of subscription period for the fund.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2017, that would require recognition or disclosure in these financial statements.

46

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Ultra-Short-Term Bond Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ultra-Short-Term Bond Fund (constituting a separate portfolio of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Fund”) as of January 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2017

Special 2016 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund

This information for the fiscal year ended January 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $139,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 70% of income dividends are interest related dividends.

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

48

Six Months Ended January 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	7/31/2016	1/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.21	$0.96
Admiral Shares	1,000.00	1,004.16	0.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.18	$0.97
Admiral Shares	1,000.00	1,024.53	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

49

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

50

Vanguard Ultra-Short-Term Bond Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and
Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Ultra-Short-Term Bond Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Ultra-Short-Term
Bond Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Ultra-Short-Term Bond
Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to
Vanguard or Vanguard Ultra-Short-Term Bond Fund or any owners or purchasers of Vanguard Ultra-Short-Term Bond Fund.
Barclays has no obligation to take the needs of Vanguard, Vanguard Ultra-Short-Term Bond Fund or the owners of Vanguard
Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Ultra-Short-
Term Bond Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Ultra-Short-Term Bond Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD ULTRA-SHORTTERM
BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO
CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE
BLOOMBERG BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY
MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG
BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES,
AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY
DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE
USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

51

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14920 032017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2017: $428,000
Fiscal Year Ended January 31, 2016: $439,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2017: $9,629,849
Fiscal Year Ended January 31, 2016: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2017: $2,717,627
Fiscal Year Ended January 31, 2016: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2017: $254,050
Fiscal Year Ended January 31, 2016: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2017: $214,225
Fiscal Year Ended January 31, 2016: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2017: $468,275
Fiscal Year Ended January 31, 2016: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (16.7%)
U.S. Government Securities (16.6%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	120,900	143,137
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	259,000	273,967
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	1,172,013	1,168,452
	United States Treasury Note/Bond	0.750%	1/31/18	184,500	184,269
	United States Treasury Note/Bond	1.000%	2/15/18	100,000	100,109
	United States Treasury Note/Bond	1.000%	9/15/18	47,300	47,233
	United States Treasury Note/Bond	1.250%	10/31/18	160,900	161,202
	United States Treasury Note/Bond	1.250%	11/15/18	120,500	120,707
	United States Treasury Note/Bond	1.250%	12/15/18	72,800	72,891
1	United States Treasury Note/Bond	1.500%	12/31/18	311,400	313,200
	United States Treasury Note/Bond	1.125%	1/15/19	422,900	422,304
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	211,131
1,2	United States Treasury Note/Bond	0.750%	2/15/19	737,700	730,552
	United States Treasury Note/Bond	2.750%	2/15/19	270,000	278,184
	United States Treasury Note/Bond	1.500%	2/28/19	190,000	190,980
	United States Treasury Note/Bond	1.000%	3/15/19	376,900	374,838
	United States Treasury Note/Bond	1.625%	3/31/19	350,000	352,625
	United States Treasury Note/Bond	0.875%	4/15/19	190,000	188,307
	United States Treasury Note/Bond	0.875%	5/15/19	118,000	116,857
	United States Treasury Note/Bond	0.875%	6/15/19	123,000	121,694
1	United States Treasury Note/Bond	1.625%	6/30/19	355,735	358,069
	United States Treasury Note/Bond	0.750%	7/15/19	515,863	508,445
1	United States Treasury Note/Bond	0.750%	8/15/19	633,816	624,112
	United States Treasury Note/Bond	1.000%	8/31/19	280,019	277,350
	United States Treasury Note/Bond	1.625%	8/31/19	430,000	432,688
	United States Treasury Note/Bond	1.750%	9/30/19	100,000	100,891
	United States Treasury Note/Bond	1.000%	11/30/19	500,000	493,985
	United States Treasury Note/Bond	1.375%	3/31/20	300,000	298,500
	United States Treasury Note/Bond	1.625%	6/30/20	75,000	75,059
	United States Treasury Note/Bond	1.625%	7/31/20	76,000	76,000
	United States Treasury Note/Bond	2.000%	9/30/20	75,000	75,914
	United States Treasury Note/Bond	1.375%	10/31/20	285,000	281,794
3	United States Treasury Note/Bond	1.625%	11/30/20	319,000	317,954
	United States Treasury Note/Bond	2.000%	2/28/21	150,000	151,407
	United States Treasury Note/Bond	1.500%	8/15/26	3,840	3,530
					9,648,337
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	5/1/17	37	38
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	34	34
					72
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Pool	2.625%	12/1/32	362	372
4,5,6	Fannie Mae Pool	2.675%	6/1/33	2,547	2,659
4,5	Fannie Mae Pool	2.685%	7/1/32	354	377
4,5,6	Fannie Mae Pool	2.715%	9/1/32	25	27
4,5,6	Fannie Mae Pool	2.779%	5/1/33	1,917	2,037
4,5,6	Fannie Mae Pool	2.782%	2/1/37	1,368	1,453
4,5,6	Fannie Mae Pool	3.000%	9/1/32	216	227
4,5,6	Fannie Mae Pool	3.010%	8/1/37	628	655
4,5,6	Fannie Mae Pool	3.035%	8/1/33	3,786	3,944
4,5	Fannie Mae Pool	3.050%	7/1/33	2,829	2,911
4,5,6	Fannie Mae Pool	3.145%	5/1/33	401	427
4,5	Freddie Mac Non Gold Pool	2.754%	9/1/32	56	61
4,5	Freddie Mac Non Gold Pool	2.863%	8/1/32	582	623
4,5,6	Freddie Mac Non Gold Pool	2.865%	8/1/32	757	783
4,5	Freddie Mac Non Gold Pool	3.000%	8/1/37	2,205	2,332
4,5	Freddie Mac Non Gold Pool	3.045%	1/1/33	485	525
4,5	Freddie Mac Non Gold Pool	3.086%	2/1/33	282	291
4,5,6	Freddie Mac Non Gold Pool	3.143%	9/1/32	831	850
4,5	Freddie Mac Non Gold Pool	3.211%	8/1/33	661	700

		1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Freddie Mac Non Gold Pool	3.435%	10/1/32	449	477

					21,731

Total U.S. Government and Agency Obligations (Cost $9,719,836)					9,670,140

Asset-Backed/Commercial Mortgage-Backed Securities (20.5%)
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	11,675	11,692
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,336
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	70,795	70,869
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.318%	5/15/20	27,587	27,629
4,6,7	American Homes 4 Rent 2014-SFR1	1.768%	6/17/31	4,712	4,704
4,6,7	American Homes 4 Rent 2014-SFR1	2.118%	6/17/31	4,320	4,294
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,959	13,285
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,467
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,562	17,880
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	15,617	15,723
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,748	6,882
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	2,918
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,505	16,790
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	12,449
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	1,005	1,006
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	7,502	7,509
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	15,474	15,524
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,728
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,439	3,457
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,729
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,336	6,369
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,246
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,919
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,266
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	27,200	27,223
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	7,120	7,150
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	12,055	12,150
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	9,069
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	15,470	15,509
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	9,420	9,511
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,957
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	15,130	15,120
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	4,770	4,791
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	5,600	5,641
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,603
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,064
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,340
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,635
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	10,140	10,133
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,740	13,630
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	17,875	17,216
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	15,894
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	15,210	15,119
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,605
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,642
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	42,894
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	21,840	21,794
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-2A	2.720%	11/20/22	15,775	15,470
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,946
4	Banc of America Commercial Mortgage Trust 2007-2	5.647%	4/10/49	13,045	13,051
4	Banc of America Commercial Mortgage Trust 2008-1	6.195%	2/10/51	55,000	56,374
4	Banc of America Commercial Mortgage Trust 2008-1	6.239%	2/10/51	4,567	4,662
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	7,032
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	1,600	1,590

		2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,8	Banc of America Funding 2006-H Trust	3.339%	9/20/46	15,642	13,707
4	Banc of America Mortgage 2003-F Trust	3.248%	7/25/33	846	845
4	Bank of America Mortgage 2002-J Trust	3.961%	9/25/32	18	18
4,6,7	Bank of America Student Loan Trust 2010-1A	1.838%	2/25/43	15,694	15,642
7	Bank of Montreal	1.750%	6/15/21	22,205	21,582
	Bank of Nova Scotia	1.850%	4/14/20	16,065	15,911
	Bank of Nova Scotia	1.875%	4/26/21	20,360	19,915
7	Bank of Nova Scotia	1.875%	9/20/21	28,850	28,003
4,8	Bear Stearns ARM Trust 2006-4	3.176%	10/25/36	25,229	23,911
4,8	Bear Stearns ARM Trust 2007-3	3.189%	5/25/47	18,603	17,575
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.711%	6/11/40	11,846	11,903
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	66,966	67,886
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	1.268%	7/15/20	59,345	59,394
4,6	Brazos Higher Education Authority Inc. Series 2005-3	1.197%	6/25/26	15,150	14,714
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.725%	2/25/30	24,095	23,945
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	9,170	9,219
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.438%	7/17/23	25,050	25,169
4,6	Cabela's Credit Card Master Note Trust 2016-1	1.618%	6/15/22	45,900	46,406
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	5,348	5,207
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	9,928	9,510
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	13,690	13,794
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	8,400	8,377
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	10,730	10,658
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,392
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,187
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	16,140	16,188
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	828	828
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,319	13,447
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	9,562	9,565
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,138	15,167
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,543	13,625
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,065
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,071	12,080
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,163	6,186
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,946
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,156
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	5,440	5,546
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	22,240	22,335
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	20,360	20,466
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,199
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,954
4	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	7,550	7,495
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,638
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	10,290	10,263
4	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	3,780	3,758
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	6,110	6,028
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,319
4,6	Capital One Multi-Asset Execution Trust 2014-A3	1.148%	1/18/22	35,000	35,073
4	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	34,810	35,448
4	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	36,040	35,980
4,6	Capital One Multi-Asset Execution Trust 2016-A2	1.398%	2/15/24	20,330	20,413
4,6,7	CARDS II Trust 2016-1A	1.468%	7/15/21	56,125	56,366
4	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	3,608	3,624
4	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,532
4	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,741
4	CarMax Auto Owner Trust 2015-1	1.830%	7/15/20	4,400	4,406
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,866
4	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	9,765	9,797
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,880
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,609
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,807
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,776

		3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,616
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	3,977
4	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	9,900	9,728
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	2,005	1,930
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,520
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.754%	12/15/47	14,930	16,946
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,640	25,521
4,6	Chase Issuance Trust 2007-C1	1.227%	4/15/19	30,415	30,414
4,6	Chase Issuance Trust 2016-A1	1.178%	5/17/21	4,782	4,797
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	90,360	90,125
4	CHL Mortgage Pass-Through Trust 2003-HYB3	3.054%	11/19/33	997	983
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	3.176%	3/20/36	11,379	9,385
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	3.224%	2/25/47	12,129	10,217
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,961	3,966
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,805
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,208
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,266
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	700	708
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	16,900	16,999
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,580
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,265
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,697
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	5,040	5,084
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,604
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	10,730	10,669
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,960	5,876
4,6	Citibank Credit Card Issuance Trust 2008-A7	2.152%	5/20/20	49,891	50,655
4	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	14,655	14,795
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	6,108
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,186
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,810	3,832
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,218
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	22,986	23,550
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,642
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	4,125
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	13,410	14,248
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,463
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	6,872	7,109
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	39,719	41,804
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	26,682
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	12,833
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,699
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.452%	7/10/47	6,380	6,294
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	16,960	17,311
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	39,390	40,764
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,524
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.532%	10/10/47	1,035	1,024
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	8,880	8,993
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	38,176
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	22,325	23,230
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	21,935	22,865
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	4,000	3,927
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	33,370	32,884
4,8	Citigroup Mortgage Loan Trust 2007-AR8	3.161%	7/25/37	1,000	930
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	22,141	22,191
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	15,880	15,119
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	5,080	5,075
4,6,7	Colony American Homes 2014-1A	1.918%	5/17/31	11,845	11,815
4,6,7	Colony American Homes 2014-1A	2.118%	5/17/31	15,545	15,465
4,6,7	Colony American Homes 2014-2	2.118%	7/17/31	12,850	12,742
4,6,7	Colony American Homes 2015-1	2.268%	7/17/32	821	818
4,6,7	Colony American Homes 2015-1A	1.968%	7/17/32	11,307	11,307
4,6,7	Colony Starwood Homes 2016-1A Trust	2.277%	7/17/33	8,500	8,508
4,6,7	Colony Starwood Homes 2016-1A Trust	2.918%	7/17/33	3,740	3,762

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2007-C9 Mortgage Trust	5.785%	12/10/49	17,085	17,240
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,018
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,298
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,195	23,480
4,7	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,646
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	10,939
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	2,026
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,656
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	19,839	20,291
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	9,520	10,007
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,177
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	43,975	47,507
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,470
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,790	8,220
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,651	44,539
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	26,695	28,816
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	4,517	4,994
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	8,240	8,703
4,7	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	17,436
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,406
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	2,910	3,042
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	38,814	40,591
4	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	26,450	28,705
4,7	COMM 2013-CCRE9 Mortgage Trust	4.256%	7/10/45	12,690	12,967
4,7	COMM 2013-CCRE9 Mortgage Trust	4.256%	7/10/45	11,250	12,001
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	21,393	21,753
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,340
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,676
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,036
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,153
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,440
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	34,473
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,645
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	10,921
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,102
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	21,658
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,413
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,930	2,021
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	50,404
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	28,915
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	10,175	10,642
4	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	10,600	11,019
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,019	29,526
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,153	37,576
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	29,227	30,171
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,241
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	36,533
4	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	10,030	10,450
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	19,415	20,194
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	30,051	31,352
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	22,683
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	16,875	17,445
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	8,118	8,073
4	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	4,330	4,441
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	18,400	18,599
4	Commercial Mortgage Trust CD 2017-CD3	3.631%	2/10/50	34,680	35,828
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,398
7	Commonwealth Bank of Australia	2.125%	7/22/20	32,100	31,997
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	43,697
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.062%	2/15/41	34,092	35,096
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	14,528	14,985
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	43,328
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	17,310

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.360%	8/15/48	10,600	10,718
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	39,572	41,377
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	7,660	8,004
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	39,930	40,229
4,7	DB Master Finance LLC 2015-1A	3.262%	2/20/45	10,294	10,332
4	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	2,050	1,928
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	78,990	78,823
4,6	Discover Card Execution Note Trust 2013-A1	1.068%	8/17/20	21,430	21,452
4,7	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	3,906	3,909
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	8,060	8,130
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,860	5,974
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	1,770	1,771
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	17,610	17,703
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,648
4,7	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	5,598	5,605
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	21,610	21,818
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	15,845	16,184
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	19,537	19,589
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	24,600	24,960
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,704
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	13,979	13,990
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	7,780	7,904
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	5,400	5,402
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	9,290	9,336
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	15,770	15,979
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,724
4,7	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	26,800	26,792
4,7	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	20,820	20,844
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,368
4,6,7	Edsouth Indenture No 9 LLC 2015-1	1.571%	10/25/56	24,738	24,220
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,786
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,430
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	9,650	9,583
4,6,7	Evergreen Credit Card Trust 2016-3	1.267%	11/16/20	27,030	27,084
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.971%	5/25/25	1,061	1,062
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.271%	7/25/25	2,112	2,115
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.271%	7/25/25	5,133	5,148
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.371%	4/25/28	8,501	8,528
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.471%	4/25/28	4,976	4,994
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	2.221%	1/25/29	6,926	6,966
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05	2.121%	1/25/29	3,870	3,894
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	28,420	29,269
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.359%	11/25/36	8,156	7,291
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	3.036%	1/25/37	17,121	14,267
4,7	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	16,140	16,025
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	16,775	16,780
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	16,270	16,243
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,831
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,918	21,101
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,860
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	32,410	32,682
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,495
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	12,700	12,749
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	12,076
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,393
4,7	Ford Credit Auto Owner Trust 2015-REV1	2.120%	7/15/26	22,750	22,783
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	61,511
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	7,010
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	23,690	23,658
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	78,040	76,860
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	78,775	78,882

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,100	7,107
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,550	8,577
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,199
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,654
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,662
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,238	10,238
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	4,473	4,489
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,275	68,311
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	59,635	60,094
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.388%	7/15/21	24,800	24,943
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.298%	7/15/20	48,100	48,200
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.021%	10/25/28	2,679	2,685
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.971%	10/25/28	2,570	2,611
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	1.871%	12/25/28	5,139	5,157
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.771%	12/25/28	6,490	6,611
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	2,720	2,658
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,286	27,744
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	1.427%	1/20/22	21,530	21,612
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	6,350	6,362
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,145
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,490
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	22,980	23,024
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	3,550	3,555
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,895
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,900
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,496
4	GMACM Mortgage Loan Trust 2005-AR6	3.416%	11/19/35	3,065	2,918
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,779
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	9,360	9,340
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	1.618%	5/17/21	43,520	43,559
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	11,888
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,758
4,6,7	Golden Credit Card Trust 2015-1A	1.208%	2/15/20	59,900	59,933
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,319
4,7	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	74,780	73,914
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,327
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	4,920	4,935
4,7	GS Mortgage Securities Trust 2010-C2	5.184%	12/10/43	3,530	3,892
4,7	GS Mortgage Securities Trust 2011-GC3	5.633%	3/10/44	2,280	2,479
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	32,716	34,273
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	36,161
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,093
4	GS Mortgage Securities Trust 2012-GCJ7	5.724%	5/10/45	7,150	7,648
4	GS Mortgage Securities Trust 2013-GC13	4.033%	7/10/46	22,170	23,989
4,7	GS Mortgage Securities Trust 2013-GC13	4.066%	7/10/46	5,650	5,872
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	12,580	12,779
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,468
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	21,619	21,928

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,565
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	16,880	17,926
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	53,557
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	40,613	42,784
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,502
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	41,628	43,905
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	14,166
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	11,400
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	17,636
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	18,190	18,891
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,290	39,510
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40,515	41,153
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	24,410	24,821
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,551	15,230
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	20,702	21,143
4	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	12,080	12,472
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	25,798
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	18,346	18,373
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,810	60,379
4,7	Hertz Vehicle Financing LLC 2015-3A	2.670%	9/25/21	13,570	13,415
4,7	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	29,440	29,249
4,7	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	27,570	27,312
4,7	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	30,690	29,890
4,7	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,290	3,359
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	30,910	30,372
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	15,128
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,100	10,102
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	21,250	21,303
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,443
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,790	9,847
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,557
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,537
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,373
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,745
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,077
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,507
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,423
4,7	Icon Brands Holdings LLC 2012-1A	4.229%	1/25/43	13,204	12,020
6	Illinois Student Assistance Commission Series 2010-1	2.088%	4/25/22	7,295	7,299
4,6,7	Invitation Homes 2014-SFR1 Trust	2.268%	6/17/31	29,351	29,318
4,6,7	Invitation Homes 2014-SFR2 Trust	1.868%	9/17/31	11,394	11,374
4,6,7	Invitation Homes 2014-SFR2 Trust	2.368%	9/17/31	8,980	8,969
4,6,7	Invitation Homes 2015-SFR2 Trust	2.118%	6/17/32	7,354	7,354
4,6,7	Invitation Homes 2015-SFR2 Trust	2.418%	6/17/32	2,850	2,850
4,6,7	Invitation Homes 2015-SFR3 Trust	2.518%	8/17/32	3,200	3,200
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	14,692
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	3,590	3,597
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	5,445	5,391
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	3,583	3,655
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	35,268	35,778
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	7,598	7,607
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	17,585	17,777
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,660
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,699	1,769
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	2,355	2,391
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,297

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.539%	11/15/43	6,225	6,638
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.539%	11/15/43	7,100	7,445
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	16,106	16,572
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,339
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,125
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,100	4,528
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,419	19,286
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,369
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,137
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,728
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,940
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	40,599
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	14,963
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	9,350	9,302
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,133
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	1,300	1,373
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	14,880	16,042
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,770
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	21,150	23,319
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	9,770	10,228
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	779	781
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	14,181	14,222
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	14,370	14,764
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	17,954
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	7,520	7,943
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,422
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	13,870	14,955
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	9,495	9,689
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,261
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	29,306
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	19,703
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.046%	11/15/45	13,360	14,138

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,300	24,084
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	35,028	37,460
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,876
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	13,200	14,432
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	5,850	5,998
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	8,682
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	10,702
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	22,830	23,050
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	48,480	49,770
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	16,945	16,995
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	23,680	24,250
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	8,089	8,440
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	40,150	41,932
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	16,781
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	9,210	9,605
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	16,990	17,500
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	5,571	5,810
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	22,187	23,135
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	17,366	17,369
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	24,963	25,522
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	18,931
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,112
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.762%	4/25/34	806	767
4,6	MBNA Credit Card Master Note Trust 2004-A3	1.028%	8/16/21	89,145	88,966
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	2.818%	2/25/33	1,893	1,857
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	3.172%	7/25/33	547	548
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	7,400	7,521
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	2,883	2,860
4,7	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	12,728	12,783
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	13,700	13,737
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,790
4,7	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	1,360	1,336
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	22,058
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,100
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,780
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.084%	7/15/46	27,100	28,973
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.084%	7/15/46	3,372	3,486
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	7,494	7,566

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	3.960%	8/15/46	8,445	8,955
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.170%	8/15/46	45,116	48,417
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.824%	10/15/46	8,080	8,542
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	3,830	4,135
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	8,300	8,949
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	6,400	6,493
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	2,940	2,969
4 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	27,425	27,642
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.064%	2/15/47	16,600	17,764
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.384%	2/15/47	17,500	18,753
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15	3.773%	4/15/47	43,080	45,079
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15	4.051%	4/15/47	22,440	23,902
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C15	4.894%	4/15/47	1,895	1,985
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.892%	6/15/47	36,935	39,159
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.094%	6/15/47	9,540	10,096
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.323%	6/15/47	12,300	13,208
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.756%	6/15/47	12,300	12,781
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C17	3.741%	8/15/47	32,178	33,597
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C17	4.011%	8/15/47	7,460	7,812
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.923%	10/15/47	13,400	14,155
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.326%	12/15/47	14,610	15,118
4 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.526%	12/15/47	23,220	23,876
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.069%	2/15/48	8,060	8,161
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.249%	2/15/48	45,626	45,968
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.306%	4/15/48	37,038	37,478
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.719%	7/15/50	11,828	12,317
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C24	3.479%	5/15/48	20,280	20,799
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C24	3.732%	5/15/48	33,585	35,054
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.383%	10/15/48	12,060	12,428
4 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.635%	10/15/48	11,700	12,181
4 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C29	4.753%	5/15/49	2,210	2,273
4 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C32	3.720%	12/15/49	28,750	29,636

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Capital I Trust 2007-IQ15	5.904%	6/11/49	21,785	22,069
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	43,422	44,053
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,588
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,598
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,110
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	29,055
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	25,356
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	28,871	29,877
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	36,319	38,035
4	Morgan Stanley Capital I Trust 2015-UBS8	4.591%	12/15/48	11,440	11,681
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	7,155
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.910%	6/25/36	7,624	6,970
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	37,985	37,755
7	National Australia Bank Ltd.	2.250%	3/16/21	10,720	10,632
4,6	Navient Student Loan Trust 2015-3	1.421%	6/26/56	23,540	23,211
4,6,7	Navient Student Loan Trust 2016-3	1.621%	6/25/65	7,990	8,007
4,6,7	Navient Student Loan Trust 2016-6A	1.521%	3/25/66	30,520	30,627
4,6,7	Navistar Financial Dealer Note Master Trust 2016-1A	2.121%	9/27/21	28,280	28,312
4,6	New Mexico Educational Assistance Foundation 2013-1	1.472%	1/2/25	18,695	18,376
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,307
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	12,139	12,136
4,6	Nissan Master Owner Trust Receivables Series 2016-A	1.407%	6/15/21	48,585	48,845
6	North Carolina State Education Assistance Authority
	2011-1	1.938%	1/26/26	9,337	9,326
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,661
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,343
4,6,7	Pepper Residential Securities Trust 2017A-A1UA	1.863%	3/10/58	37,593	37,570
4,6,7	PFS Financing Corp. 2014-AA	1.367%	2/15/19	8,300	8,300
4,6,7	PFS Financing Corp. 2015-AA	1.388%	4/15/20	10,150	10,131
4,6,7	PHEAA Student Loan Trust 2016-2A	1.721%	11/25/65	40,190	40,421
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	14,440	14,440
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,249	7,200
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,205	25,321
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,407
4,6,7	Resimac Premier Series 2014-1A	1.653%	12/12/45	10,693	10,656
4,6,7	Resimac Premier Series 2016-1A	2.153%	10/10/47	53,697	53,732
4,8	RFMSI Series 2006-SA2 Trust	4.086%	8/25/36	18,354	16,072
4,8	RFMSI Series 2006-SA3 Trust	4.224%	9/25/36	6,630	5,762
	Royal Bank of Canada	2.200%	9/23/19	26,298	26,424
	Royal Bank of Canada	2.100%	10/14/20	31,900	31,740
4	Royal Bank of Canada	1.875%	2/5/21	24,700	24,559
	Royal Bank of Canada	2.300%	3/22/21	23,218	23,144
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	8,304	8,314
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	3,056	3,057
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,277
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	6,748	6,754
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	24,580	24,698
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	24,580	24,836
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,626
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	6,995	7,009
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,608
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,195
4	Santander Drive Auto Receivables Trust 2016-3	1.500%	8/17/20	21,150	21,083
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	20,710	20,586
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	33,112
7	SBA Tower Trust	3.156%	10/15/20	10,760	10,853
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	13,860	13,743
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	12,930	12,732
4,6,7	Silver Bay Realty 2014-1 Trust	1.768%	9/17/31	10,252	10,206
4,6,7	Silver Bay Realty 2014-1 Trust	2.218%	9/17/31	6,500	6,451
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	9,388	9,615
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	50,214	51,250
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	16,758	17,428

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	8,223	8,339
4,6,7	SLM Private Education Loan Trust 2013-A	1.817%	5/17/27	24,000	24,090
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,652
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	14,650	14,557
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,053
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,865
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	4,500	4,501
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	3,871
4,6	SLM Student Loan Trust 2005-5	1.138%	4/25/25	17,893	17,848
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,664
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	14,040	13,928
4,6,7	SMB Private Education Loan Trust 2016-B	2.218%	2/17/32	12,690	12,905
4,6,7	SMB Private Education Loan Trust 2016-C	1.867%	9/15/34	12,920	12,916
4,6,7	SMB Private Education Loan Trust 2017-A	0.000%	9/15/34	12,730	12,730
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	9,990	9,986
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	6,120	6,048
4,7	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	6,405	6,317
4,6,7	SoFi Professional Loan Program 2016-D LLC	1.721%	1/25/39	7,967	8,003
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	24,226
7	Stadshypotek AB	1.750%	4/9/20	35,833	35,186
4,6,7	SWAY Residential 2014-1 Trust	2.068%	1/17/32	22,353	22,341
4	Synchrony Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	72,000	72,660
4	Synchrony Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	73,490	73,525
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	14,500	14,609
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	40,360	40,604
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,401
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	42,590	42,200
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	29,333	29,106
4,7	Taco Bell Funding LLC 2016-1A	3.832%	5/25/46	8,859	8,896
4,7	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,533	8,656
4,7	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	13,685	13,774
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	7,685	7,683
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	22,300	22,780
7	Toronto-Dominion Bank	1.950%	4/2/20	35,735	35,527
7	Toronto-Dominion Bank	2.250%	3/15/21	29,330	29,145
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.717%	10/15/18	20,770	20,729
4,6,7	Trillium Credit Card Trust II 2016-1A	1.493%	5/26/21	125,220	125,741
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,332
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	25,312
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,981
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,745
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,345
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,250	13,435
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,707
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,372
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,541
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	46,804	46,750
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,159
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,199
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18 Trust	2.978%	1/25/33	144	142
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7 Trust	2.670%	8/25/33	903	900
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9 Trust	2.781%	9/25/33	1,387	1,394
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	30,462
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,705
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,565
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	34,646	37,383
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.296%	7/15/46	4,906	5,263
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	17,760
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	45,296

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,429
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	13,096
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,861
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	31,900	32,724
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	2,255	2,301
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	13,450	13,625
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,585
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	36,515	36,632
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	8,570	8,801
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	32,460	33,118
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	4,194	4,322
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	33,463	34,573
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	12,489
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,214	22,616
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	21,347
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	17,988
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.496%	9/15/58	11,490	11,479
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	24,490	25,664
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	9,012
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.540%	9/15/58	14,300	14,298
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	7,730	8,008
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	23,195	24,186
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	22,359
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,500	11,993
4,6	Wells Fargo Dealer Floorplan Master Note Trust Series
	2012-2	1.527%	4/22/19	47,694	47,741
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	3.073%	10/25/36	13,132	12,393
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	11,430	11,459
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	16,126	15,897
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,409	6,189
7	Westpac Banking Corp.	2.000%	3/3/20	30,961	30,822
7	Westpac Banking Corp.	2.250%	11/9/20	23,930	23,868
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	36,853
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,385
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	11,080
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	12,131
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,360
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,496
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	23,790	24,107
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,932
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,268
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,616
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	16,109
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,986
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,657
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,436
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,044
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	29,948
4	WFRBS Commercial Mortgage Trust 2013-C18	4.664%	12/15/46	5,775	6,357
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	4,115	4,334
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	25,196
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,637	22,657
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	43,029
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,775
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,531
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,665	1,706
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,230	47,100
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,396
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,306
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	11,260
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	24,615	25,430
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,185
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	1,300	1,364

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	42,303	45,114
4,7	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	4,245	4,237
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	19,019
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	1.248%	2/15/22	20,670	20,706
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	25,890	25,540

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $11,886,632)					11,922,440

Corporate Bonds (52.9%)
Finance (25.8%)
	Banking (21.6%)
7	ABN AMRO Bank NV	1.800%	6/4/18	28,325	28,305
7	ABN AMRO Bank NV	2.500%	10/30/18	15,915	16,063
9	ABN AMRO Bank NV	3.250%	4/9/20	5,000	3,786
	American Express Centurion Bank	6.000%	9/13/17	64,650	66,399
	American Express Co.	6.150%	8/28/17	19,963	20,495
	American Express Co.	7.000%	3/19/18	19,387	20,516
	American Express Credit Corp.	1.550%	9/22/17	11,440	11,446
	American Express Credit Corp.	1.875%	11/5/18	36,146	36,216
	American Express Credit Corp.	2.125%	3/18/19	17,349	17,426
	American Express Credit Corp.	2.250%	8/15/19	24,247	24,401
	American Express Credit Corp.	1.700%	10/30/19	13,020	12,905
	American Express Credit Corp.	2.375%	5/26/20	34,000	34,072
	American Express Credit Corp.	2.600%	9/14/20	18,542	18,684
	American Express Credit Corp.	2.250%	5/5/21	24,988	24,658
7	ANZ New Zealand International Ltd.	1.750%	3/29/18	29,305	29,267
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,538
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	31,080	31,159
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	52,690	52,145
7	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	10,000	10,105
	Bank of America Corp.	5.420%	3/15/17	21,197	21,297
	Bank of America Corp.	5.700%	5/2/17	6,525	6,596
	Bank of America Corp.	6.400%	8/28/17	14,568	14,968
	Bank of America Corp.	6.000%	9/1/17	43,443	44,540
	Bank of America Corp.	2.000%	1/11/18	36,484	36,608
	Bank of America Corp.	6.875%	4/25/18	47,676	50,484
	Bank of America Corp.	5.650%	5/1/18	15,500	16,197
	Bank of America Corp.	1.950%	5/12/18	29,300	29,347
	Bank of America Corp.	6.500%	7/15/18	7,949	8,452
	Bank of America Corp.	2.600%	1/15/19	121,824	122,953
	Bank of America Corp.	2.151%	11/9/20	24,415	23,988
	Bank of America Corp.	2.503%	10/21/22	24,420	23,587
4	Bank of America Corp.	3.124%	1/20/23	45,130	44,998
4	Bank of America Corp.	3.824%	1/20/28	49,585	49,109
	Bank of America NA	5.300%	3/15/17	9,760	9,806
	Bank of America NA	6.100%	6/15/17	6,429	6,536
	Bank of America NA	1.650%	3/26/18	70,815	70,829
	Bank of America NA	1.750%	6/5/18	53,480	53,549
6,9	Bank of America NA	2.855%	11/5/18	23,900	18,164
	Bank of Montreal	1.300%	7/14/17	19,000	19,008
	Bank of Montreal	1.400%	9/11/17	10,557	10,572
	Bank of Montreal	1.450%	4/9/18	10,670	10,656
	Bank of Montreal	1.400%	4/10/18	26,454	26,409
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,124
	Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,480
	Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	44,241
	Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	29,555
	Bank of New York Mellon Corp.	2.150%	2/24/20	21,000	21,048
	Bank of New York Mellon Corp.	2.600%	8/17/20	19,120	19,352
	Bank of New York Mellon Corp.	2.450%	11/27/20	10,236	10,265
	Bank of Nova Scotia	1.250%	4/11/17	9,765	9,770
	Bank of Nova Scotia	1.450%	4/25/18	18,083	18,056

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	1.700%	6/11/18	37,000	37,027
	Bank of Nova Scotia	2.050%	10/30/18	40,236	40,459
	Bank of Nova Scotia	2.050%	6/5/19	10,850	10,878
	Bank of Nova Scotia	1.650%	6/14/19	25,515	25,319
	Bank of Nova Scotia	4.500%	12/16/25	10,130	10,511
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	4,283	4,272
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	32,373	32,411
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,766
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	57,228	56,668
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	27,975	28,011
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	16,290	16,209
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	48,170	48,352
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	7,635	7,547
	Barclays plc	2.750%	11/8/19	34,554	34,687
	Barclays plc	3.684%	1/10/23	33,090	33,077
	Barclays plc	4.337%	1/10/28	13,360	13,343
	BB&T Corp.	4.900%	6/30/17	9,750	9,888
	BB&T Corp.	1.600%	8/15/17	6,820	6,829
	BB&T Corp.	2.050%	6/19/18	18,058	18,150
	BB&T Corp.	2.450%	1/15/20	46,684	47,079
	BB&T Corp.	2.050%	5/10/21	2,136	2,101
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,076	39,308
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	22,721
6,10	Belfius Financing Co.	1.103%	2/9/17	2,900	3,628
	BNP Paribas SA	1.375%	3/17/17	46,900	46,905
	BNP Paribas SA	2.700%	8/20/18	79,778	80,777
	BNP Paribas SA	2.400%	12/12/18	2,850	2,877
7	BNP Paribas SA	3.800%	1/10/24	36,490	36,531
	BPCE SA	1.625%	2/10/17	11,475	11,475
	BPCE SA	1.613%	7/25/17	16,390	16,403
	BPCE SA	1.625%	1/26/18	1,761	1,760
9	BPCE SA	4.500%	4/17/18	7,800	6,022
	BPCE SA	2.500%	12/10/18	77,265	77,943
	BPCE SA	2.500%	7/15/19	7,500	7,538
9	BPCE SA	3.500%	4/24/20	31,840	24,225
	BPCE SA	2.750%	12/2/21	42,545	42,275
	Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,393
	Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,281
	Branch Banking & Trust Co.	2.100%	1/15/20	21,000	20,999
	Branch Banking & Trust Co.	2.625%	1/15/22	71,305	71,093
7	Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,456
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	27,077
	Capital One Bank USA NA	1.200%	2/13/17	8,750	8,750
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,670
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,496
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,521
	Capital One Financial Corp.	2.450%	4/24/19	25,525	25,706
	Capital One NA	1.500%	9/5/17	17,570	17,561
	Capital One NA	1.650%	2/5/18	27,200	27,183
	Capital One NA	1.500%	3/22/18	60,395	60,164
	Citigroup Inc.	1.350%	3/10/17	15,084	15,086
	Citigroup Inc.	1.850%	11/24/17	60,550	60,709
	Citigroup Inc.	1.800%	2/5/18	36,140	36,143
	Citigroup Inc.	1.700%	4/27/18	83,010	82,886
	Citigroup Inc.	1.750%	5/1/18	54,775	54,679
	Citigroup Inc.	2.150%	7/30/18	7,400	7,423
	Citigroup Inc.	2.500%	9/26/18	55,110	55,552
	Citigroup Inc.	2.550%	4/8/19	29,097	29,342
	Citigroup Inc.	2.500%	7/29/19	21,060	21,176
6,9	Citigroup Inc.	3.005%	8/7/19	27,500	20,862
	Citigroup Inc.	2.900%	12/8/21	42,010	41,784
	Citigroup Inc.	4.600%	3/9/26	4,705	4,831
[4,7,11]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,751

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.400%	9/8/17	53,400	53,413
	Commonwealth Bank of Australia	1.900%	9/18/17	19,030	19,094
	Commonwealth Bank of Australia	1.625%	3/12/18	12,885	12,870
	Commonwealth Bank of Australia	2.500%	9/20/18	59,680	60,353
	Commonwealth Bank of Australia	1.750%	11/2/18	21,785	21,757
	Commonwealth Bank of Australia	2.250%	3/13/19	66,065	66,316
6,9	Commonwealth Bank of Australia	2.660%	4/24/19	16,470	12,511
9	Commonwealth Bank of Australia	4.250%	4/24/19	29,330	22,975
	Commonwealth Bank of Australia	2.300%	9/6/19	46,435	46,604
6,9	Commonwealth Bank of Australia	2.630%	10/18/19	4,800	3,642
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,412
	Commonwealth Bank of Australia	2.400%	11/2/20	35,635	35,417
6,9	Commonwealth Bank of Australia	2.990%	7/12/21	37,610	28,712
7	Commonwealth Bank of Australia	2.000%	9/6/21	13,615	13,211
6,9	Commonwealth Bank of Australia	3.705%	11/5/24	16,900	12,883
7	Commonwealth Bank of Australia	4.500%	12/9/25	24,460	25,085
7	Commonwealth Bank of Australia	2.850%	5/18/26	8,370	7,979
6,9	Commonwealth Bank of Australia	4.420%	6/3/26	6,600	5,126
	Cooperatieve Rabobank UA	1.700%	3/19/18	31,513	31,511
9	Cooperatieve Rabobank UA	7.250%	4/20/18	14,750	11,818
	Cooperatieve Rabobank UA	2.250%	1/14/19	68,805	69,139
	Cooperatieve Rabobank UA	2.250%	1/14/20	51,849	51,905
	Cooperatieve Rabobank UA	4.500%	1/11/21	8,022	8,601
	Cooperatieve Rabobank UA	2.500%	1/19/21	721	719
	Cooperatieve Rabobank UA	4.625%	12/1/23	7,800	8,236
	Credit Suisse AG	1.750%	1/29/18	116,630	116,764
	Credit Suisse AG	1.700%	4/27/18	58,595	58,550
6,9	Credit Suisse AG	2.805%	8/24/18	3,070	2,328
	Credit Suisse AG	2.300%	5/28/19	40,490	40,624
7	Credit Suisse Group AG	3.574%	1/9/23	53,725	53,419
7	Credit Suisse Group AG	4.282%	1/9/28	30,365	30,131
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	4,905	4,883
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	23,415	23,426
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	43,820	43,595
7	Danske Bank A/S	2.750%	9/17/20	23,273	23,418
7	Danske Bank A/S	2.800%	3/10/21	33,579	33,823
	Deutsche Bank AG	1.875%	2/13/18	26,405	26,373
	Deutsche Bank AG	2.500%	2/13/19	7,225	7,224
7	Deutsche Bank AG	4.250%	10/14/21	88,925	89,405
	Discover Bank	2.600%	11/13/18	24,412	24,614
	Fifth Third Bank	2.150%	8/20/18	32,157	32,317
	Fifth Third Bank	2.300%	3/15/19	26,956	27,166
	Fifth Third Bank	2.375%	4/25/19	25,627	25,856
	Fifth Third Bank	1.625%	9/27/19	42,565	42,022
	Fifth Third Bank	2.250%	6/14/21	28,181	27,777
	Fifth Third Bank	3.850%	3/15/26	2,210	2,215
	First Republic Bank	2.375%	6/17/19	47,605	47,532
10	Goldman Sachs Group Inc.	6.125%	5/14/17	37,400	47,820
6,9	Goldman Sachs Group Inc.	3.712%	11/29/17	5,680	4,357
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	112,695
	Goldman Sachs Group Inc.	2.375%	1/22/18	80,630	81,173
	Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	33,286
	Goldman Sachs Group Inc.	2.900%	7/19/18	81,521	82,582
6,9	Goldman Sachs Group Inc.	3.455%	8/8/18	37,990	29,091
9	Goldman Sachs Group Inc.	5.000%	8/8/18	21,110	16,498
	Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	69,424
6,9	Goldman Sachs Group Inc.	3.055%	8/21/19	2,470	1,880
9	Goldman Sachs Group Inc.	5.000%	8/21/19	49,920	39,571
	Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	27,840
	Goldman Sachs Group Inc.	2.300%	12/13/19	101,685	101,567
	Goldman Sachs Group Inc.	5.375%	3/15/20	20,957	22,705
	Goldman Sachs Group Inc.	2.750%	9/15/20	58,775	59,114
	Goldman Sachs Group Inc.	2.875%	2/25/21	66,237	66,402
	Goldman Sachs Group Inc.	2.625%	4/25/21	60,229	59,812

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.750%	1/24/22	37,173	41,629
	Goldman Sachs Group Inc.	3.000%	4/26/22	46,340	46,032
12	Goldman Sachs Group Inc.	1.250%	5/1/25	21,463	22,518
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,875
	HSBC Bank USA NA	6.000%	8/9/17	10,110	10,342
	HSBC Holdings plc	3.400%	3/8/21	53,645	54,650
	HSBC Holdings plc	2.950%	5/25/21	64,740	64,709
	HSBC Holdings plc	2.650%	1/5/22	131,115	128,421
	HSBC Holdings plc	3.600%	5/25/23	27,275	27,487
	HSBC USA Inc.	1.625%	1/16/18	56,555	56,573
	HSBC USA Inc.	2.625%	9/24/18	36,735	37,114
	HSBC USA Inc.	2.375%	11/13/19	48,435	48,659
	HSBC USA Inc.	2.350%	3/5/20	49,334	49,054
	HSBC USA Inc.	2.750%	8/7/20	30,805	30,968
	Huntington Bancshares Inc.	2.600%	8/2/18	34,190	34,500
	Huntington National Bank	2.000%	6/30/18	53,720	53,800
	Huntington National Bank	2.200%	11/6/18	21,120	21,195
	Huntington National Bank	2.875%	8/20/20	33,581	34,072
7	ING Bank NV	1.800%	3/16/18	8,204	8,204
7	ING Bank NV	2.500%	10/1/19	16,560	16,664
7	ING Bank NV	2.450%	3/16/20	39,075	39,072
7	ING Bank NV	2.700%	8/17/20	3,907	3,926
	Intesa Sanpaolo SPA	3.875%	1/16/18	26,174	26,584
	JPMorgan Chase & Co.	1.350%	2/15/17	12,476	12,478
	JPMorgan Chase & Co.	2.000%	8/15/17	25,984	26,074
	JPMorgan Chase & Co.	1.800%	1/25/18	19,720	19,763
	JPMorgan Chase & Co.	1.700%	3/1/18	93,263	93,300
	JPMorgan Chase & Co.	1.625%	5/15/18	3,685	3,680
	JPMorgan Chase & Co.	2.350%	1/28/19	65,537	66,055
	JPMorgan Chase & Co.	2.200%	10/22/19	73,137	73,267
	JPMorgan Chase & Co.	2.250%	1/23/20	63,282	63,387
	JPMorgan Chase & Co.	2.750%	6/23/20	104,568	105,847
	JPMorgan Chase & Co.	4.250%	10/15/20	7,794	8,267
	JPMorgan Chase & Co.	2.550%	10/29/20	56,519	56,615
	JPMorgan Chase & Co.	2.550%	3/1/21	19,195	19,136
	JPMorgan Chase & Co.	2.400%	6/7/21	22,885	22,569
	JPMorgan Chase & Co.	2.295%	8/15/21	49,630	48,654
	JPMorgan Chase & Co.	2.972%	1/15/23	71,650	71,077
	JPMorgan Chase & Co.	2.700%	5/18/23	16,765	16,328
4	JPMorgan Chase & Co.	3.782%	2/1/28	24,160	24,042
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	8,757
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	36,351
	JPMorgan Chase Bank NA	1.650%	9/23/19	29,375	29,133
	KeyBank NA	1.650%	2/1/18	5,305	5,308
	KeyBank NA	1.700%	6/1/18	9,750	9,754
	KeyBank NA	2.350%	3/8/19	50,143	50,468
	KeyBank NA	2.500%	11/22/21	10,515	10,430
12	Leeds Building Society	1.375%	5/5/22	38,438	41,060
9	Lloyds Bank plc	3.250%	4/1/20	34,100	25,795
	Lloyds Banking Group plc	3.000%	1/11/22	36,630	36,527
	Lloyds Banking Group plc	3.750%	1/11/27	36,630	35,940
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,537
6,9	Macquarie Bank Ltd.	2.820%	10/26/18	16,910	12,849
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,358
7	Macquarie Bank Ltd.	4.875%	6/10/25	16,200	16,436
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	40,702
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	33,976
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	38,838
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	40,550	40,870
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	19,530	19,495
6	Manufacturers & Traders Trust Co.	1.571%	12/1/21	9,755	9,577
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	46,715	46,873
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	39,205	38,075
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,259

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	43,490	43,541
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,547
	Morgan Stanley	5.550%	4/27/17	19,495	19,691
	Morgan Stanley	6.250%	8/28/17	8,665	8,896
	Morgan Stanley	5.950%	12/28/17	54,821	56,938
	Morgan Stanley	1.875%	1/5/18	62,508	62,658
	Morgan Stanley	6.625%	4/1/18	17,971	18,956
	Morgan Stanley	2.125%	4/25/18	14,001	14,055
	Morgan Stanley	2.500%	1/24/19	43,040	43,411
	Morgan Stanley	2.450%	2/1/19	36,506	36,739
	Morgan Stanley	2.375%	7/23/19	40,577	40,735
	Morgan Stanley	5.625%	9/23/19	7,458	8,073
	Morgan Stanley	5.500%	1/26/20	14,636	15,889
	Morgan Stanley	2.650%	1/27/20	16,859	16,964
	Morgan Stanley	2.800%	6/16/20	20,297	20,491
	Morgan Stanley	2.500%	4/21/21	42,859	42,317
	Morgan Stanley	2.625%	11/17/21	110,749	109,007
12	Morgan Stanley	1.375%	10/27/26	20,700	21,358
	Morgan Stanley	3.625%	1/20/27	29,035	28,566
	MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,387
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	29,036
	MUFG Union Bank NA	2.625%	9/26/18	39,640	40,025
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,462
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	21,963
	National Australia Bank Ltd.	2.000%	1/14/19	21,829	21,869
	National Australia Bank Ltd.	1.375%	7/12/19	20,250	19,895
	National Australia Bank Ltd.	2.250%	1/10/20	34,555	34,553
	National Australia Bank Ltd.	1.875%	7/12/21	26,910	26,029
	National Australia Bank Ltd.	2.800%	1/10/22	41,090	41,106
7	National Australia Bank Ltd.	3.500%	1/10/27	29,435	29,382
	National Bank of Canada	2.100%	12/14/18	26,935	27,036
	National City Bank	5.800%	6/7/17	14,625	14,841
	National City Corp.	6.875%	5/15/19	8,085	8,927
7	Nationwide Building Society	2.350%	1/21/20	14,328	14,266
4,12	Nationwide Building Society	4.125%	3/20/23	31,548	35,298
7	Nordea Bank AB	1.625%	9/30/19	20,790	20,533
7	Nordea Bank AB	2.500%	9/17/20	12,568	12,524
	PNC Bank NA	4.875%	9/21/17	22,535	22,997
	PNC Bank NA	1.500%	10/18/17	48,800	48,861
	PNC Bank NA	6.000%	12/7/17	4,885	5,066
	PNC Bank NA	1.500%	2/23/18	55,800	55,758
	PNC Bank NA	6.875%	4/1/18	4,197	4,431
	PNC Bank NA	1.600%	6/1/18	81,400	81,355
	PNC Bank NA	1.850%	7/20/18	24,260	24,326
	PNC Bank NA	1.800%	11/5/18	31,674	31,705
	PNC Bank NA	2.200%	1/28/19	48,707	48,941
	PNC Bank NA	2.250%	7/2/19	44,590	44,891
	PNC Bank NA	2.400%	10/18/19	71,148	71,740
	PNC Bank NA	2.300%	6/1/20	14,636	14,668
	PNC Bank NA	2.600%	7/21/20	43,010	43,406
	PNC Bank NA	2.450%	11/5/20	15,636	15,674
	PNC Bank NA	2.150%	4/29/21	14,236	14,020
	PNC Bank NA	2.550%	12/9/21	43,275	43,060
	PNC Funding Corp.	5.625%	2/1/17	4,380	4,380
	PNC Funding Corp.	5.125%	2/8/20	7,230	7,819
	Regions Bank	7.500%	5/15/18	7,579	8,100
	Royal Bank of Canada	1.250%	6/16/17	19,520	19,528
	Royal Bank of Canada	1.400%	10/13/17	26,360	26,389
	Royal Bank of Canada	1.500%	1/16/18	3,900	3,905
	Royal Bank of Canada	2.200%	7/27/18	25,890	26,096
	Royal Bank of Canada	1.800%	7/30/18	18,752	18,803
	Royal Bank of Canada	2.000%	12/10/18	21,270	21,357
	Royal Bank of Canada	2.150%	3/15/19	30,550	30,698
	Royal Bank of Canada	1.500%	7/29/19	58,175	57,536

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	2.350%	10/30/20	7,170	7,169
Royal Bank of Canada	2.750%	2/1/22	28,905	29,051
Royal Bank of Scotland Group plc	3.875%	9/12/23	6,300	6,111
Santander Bank NA	8.750%	5/30/18	33,955	36,627
Santander Holdings USA Inc.	2.700%	5/24/19	39,050	39,045
Santander UK Group Holdings plc	3.125%	1/8/21	19,520	19,537
Santander UK Group Holdings plc	3.571%	1/10/23	23,140	23,213
10 Santander UK Group Holdings plc	3.625%	1/14/26	9,280	11,824
Santander UK plc	1.375%	3/13/17	93,971	93,963
Santander UK plc	1.650%	9/29/17	5,280	5,277
Santander UK plc	3.050%	8/23/18	45,920	46,609
Santander UK plc	2.000%	8/24/18	16,087	16,066
Santander UK plc	2.500%	3/14/19	65,240	65,568
Santander UK plc	2.350%	9/10/19	64,539	64,612
7 Skandinaviska Enskilda Banken AB	1.750%	3/19/18	17,471	17,470
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	5,695	5,694
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	53,825	51,999
State Street Corp.	2.650%	5/19/26	4,688	4,438
4 State Street Corp.	5.250%	12/29/49	7,010	7,290
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	7,380	7,406
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	53,459	51,699
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	18,950	18,585
SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,031
SunTrust Banks Inc.	2.250%	1/31/20	34,185	34,252
SunTrust Banks Inc.	2.900%	3/3/21	23,102	23,360
Svenska Handelsbanken AB	2.500%	1/25/19	22,830	23,057
Svenska Handelsbanken AB	1.500%	9/6/19	24,415	24,051
Svenska Handelsbanken AB	2.450%	3/30/21	67,310	66,989
Svenska Handelsbanken AB	1.875%	9/7/21	42,035	40,597
Synchrony Financial	3.000%	8/15/19	76,225	77,226
Synchrony Financial	2.700%	2/3/20	39,200	39,299
Synchrony Financial	4.250%	8/15/24	5,110	5,212
Synchrony Financial	4.500%	7/23/25	8,555	8,791
Synchrony Financial	3.700%	8/4/26	31,608	30,594
Toronto-Dominion Bank	1.625%	3/13/18	48,860	48,978
Toronto-Dominion Bank	2.125%	7/2/19	63,831	64,161
Toronto-Dominion Bank	1.450%	8/13/19	20,000	19,747
Toronto-Dominion Bank	2.250%	11/5/19	41,410	41,647
Toronto-Dominion Bank	2.500%	12/14/20	22,500	22,606
Toronto-Dominion Bank	2.125%	4/7/21	47,725	47,035
Toronto-Dominion Bank	1.800%	7/13/21	6,155	5,972
UBS AG	1.800%	3/26/18	78,105	78,164
UBS AG	2.375%	8/14/19	11,718	11,782
7 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	30,008	30,006
7 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	9,750	9,723
7 UBS Group Funding Jersey Ltd.	2.650%	2/1/22	8,730	8,466
12 UBS Group Funding Jersey Ltd.	1.500%	11/30/24	37,843	40,649
US Bank NA	1.375%	9/11/17	42,077	42,098
US Bank NA	1.350%	1/26/18	22,067	22,052
US Bank NA	2.125%	10/28/19	20,765	20,882
Wachovia Corp.	5.750%	6/15/17	29,816	30,306
Wachovia Corp.	5.750%	2/1/18	53,681	55,799
11 Washington Mutual Bank / Debt not acquired by
JPMorgan	6.875%	6/15/11	21,983	2
Wells Fargo & Co.	1.400%	9/8/17	36,020	36,005
Wells Fargo & Co.	5.625%	12/11/17	19,840	20,525
Wells Fargo & Co.	1.500%	1/16/18	40,770	40,739
9 Wells Fargo & Co.	4.250%	1/25/18	4,880	3,758
Wells Fargo & Co.	2.150%	1/15/19	22,935	23,035
Wells Fargo & Co.	2.125%	4/22/19	65,816	66,061
9 Wells Fargo & Co.	4.000%	8/8/19	24,570	19,075
Wells Fargo & Co.	2.150%	1/30/20	74,665	74,382
Wells Fargo & Co.	2.600%	7/22/20	27,950	28,096
Wells Fargo & Co.	2.100%	7/26/21	19,560	18,996

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	Wells Fargo & Co.	3.000%	7/27/21	46,900	34,928
6,9	Wells Fargo & Co.	3.090%	7/27/21	10,300	7,862
	Wells Fargo & Co.	3.069%	1/24/23	15,465	15,414
10	Wells Fargo & Co.	2.000%	7/28/25	6,278	7,578
	Wells Fargo Bank NA	6.000%	11/15/17	53,763	55,633
	Wells Fargo Bank NA	1.800%	11/28/18	25,850	25,872
	Wells Fargo Bank NA	1.750%	5/24/19	73,058	72,677
	Wells Fargo Bank NA	2.150%	12/6/19	85,845	85,745
	Westpac Banking Corp.	1.200%	5/19/17	19,436	19,440
	Westpac Banking Corp.	2.000%	8/14/17	54,486	54,658
	Westpac Banking Corp.	1.500%	12/1/17	48,825	48,841
	Westpac Banking Corp.	1.600%	1/12/18	44,378	44,418
	Westpac Banking Corp.	2.250%	7/30/18	20,830	20,972
	Westpac Banking Corp.	1.950%	11/23/18	19,515	19,541
	Westpac Banking Corp.	2.250%	1/17/19	44,660	44,912
	Westpac Banking Corp.	1.600%	8/19/19	40,090	39,788
	Westpac Banking Corp.	4.875%	11/19/19	35,464	37,986
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,647
6,9	Westpac Banking Corp.	2.850%	10/28/20	10,000	7,617
	Westpac Banking Corp.	2.600%	11/23/20	60,350	60,541
	Westpac Banking Corp.	2.100%	5/13/21	52,334	51,195
6,9	Westpac Banking Corp.	2.940%	6/3/21	13,100	9,992
	Westpac Banking Corp.	2.000%	8/19/21	81,740	79,372
	Westpac Banking Corp.	2.800%	1/11/22	54,430	54,362
6,9	Westpac Banking Corp.	3.820%	3/14/24	18,900	14,436
4	Westpac Banking Corp.	4.322%	11/23/31	40,250	40,159
	Brokerage (0.3%)
7	Apollo Management Holdings LP	4.400%	5/27/26	4,285	4,330
	Charles Schwab Corp.	6.375%	9/1/17	5,860	6,034
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,545
	Franklin Resources Inc.	1.375%	9/15/17	15,056	15,081
	Jefferies Group LLC	5.125%	4/13/18	12,335	12,752
	Jefferies Group LLC	4.850%	1/15/27	26,035	25,890
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,894
11	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,689
	NYSE Euronext	2.000%	10/5/17	16,167	16,246
	Stifel Financial Corp.	3.500%	12/1/20	24,945	25,085
	Stifel Financial Corp.	4.250%	7/18/24	2,880	2,883
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,683
	Finance Companies (0.5%)
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	9,890	10,125
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	23,195	24,181
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.950%	2/1/22	13,480	13,699
	Air Lease Corp.	5.625%	4/1/17	81,514	82,044
	Air Lease Corp.	3.375%	1/15/19	27,894	28,487
	Air Lease Corp.	4.250%	9/15/24	3,325	3,391
	GE Capital International Funding Co.	2.342%	11/15/20	116,444	116,671
	GE Capital International Funding Co.	4.418%	11/15/35	5,263	5,522
	International Lease Finance Corp.	4.625%	4/15/21	9,845	10,313
7	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	23,080	22,295
	Insurance (2.1%)
	Aetna Inc.	1.700%	6/7/18	17,865	17,864
	Aetna Inc.	1.900%	6/7/19	17,605	17,632
	Aetna Inc.	2.400%	6/15/21	14,655	14,716
	Aetna Inc.	2.800%	6/15/23	9,565	9,455
	Aetna Inc.	3.200%	6/15/26	21,020	21,068
	Aflac Inc.	3.625%	6/15/23	5,860	6,078
7	AIG Global Funding	2.700%	12/15/21	13,080	13,020
	Alleghany Corp.	5.625%	9/15/20	8,890	9,784

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	6,670	6,585
	Alterra Finance LLC	6.250%	9/30/20	9,765	10,879
	American Financial Group Inc.	9.875%	6/15/19	31,750	37,047
	American International Group Inc.	2.300%	7/16/19	5,036	5,065
	American International Group Inc.	4.875%	6/1/22	8,230	8,980
	American International Group Inc.	4.125%	2/15/24	6,155	6,396
	American International Group Inc.	3.750%	7/10/25	8,264	8,287
	Anthem Inc.	1.875%	1/15/18	19,336	19,378
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	28,156
	Assurant Inc.	2.500%	3/15/18	29,300	29,512
	AXIS Specialty Finance LLC	5.875%	6/1/20	11,618	12,804
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,760
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	25,462
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	36,720	36,338
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,885	4,993
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,924
	Berkshire Hathaway Inc.	2.750%	3/15/23	38,943	38,900
	Chubb INA Holdings Inc.	2.300%	11/3/20	12,800	12,833
	Chubb INA Holdings Inc.	2.875%	11/3/22	9,920	9,996
	Chubb INA Holdings Inc.	2.700%	3/13/23	5,875	5,816
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,438
12	Liberty Mutual Group Inc.	2.750%	5/4/26	10,878	12,029
	Manulife Financial Corp.	4.150%	3/4/26	14,775	15,492
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,986
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	14,385	14,407
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,612
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	38,840	38,804
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	2,065	2,041
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,842
7	MassMutual Global Funding II	2.500%	10/17/22	14,335	13,999
	MetLife Inc.	1.756%	12/15/17	14,600	14,641
	MetLife Inc.	6.817%	8/15/18	13,300	14,302
	MetLife Inc.	7.717%	2/15/19	9,219	10,271
	MetLife Inc.	4.368%	9/15/23	3,500	3,762
4	MetLife Inc.	5.250%	12/29/49	7,005	7,198
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,358
9	Metropolitan Life Global Funding I	4.500%	10/10/18	38,060	29,667
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,303
7	Metropolitan Life Global Funding I	1.950%	9/15/21	19,535	18,978
7	Metropolitan Life Global Funding I	3.000%	1/10/23	11,200	11,224
7	Metropolitan Life Global Funding I	3.450%	12/18/26	8,180	8,213
7	New York Life Global Funding	1.950%	2/11/20	17,975	17,892
7	New York Life Global Funding	2.900%	1/17/24	26,225	26,175
12	NN Group NV	1.000%	3/18/22	13,168	14,360
4,12	NN Group NV	4.625%	4/8/44	16,698	18,953
10	PGH Capital plc	5.750%	7/7/21	5,340	7,476
10	PGH Capital plc	6.625%	12/18/25	2,040	2,721
7	Pricoa Global Funding I	2.550%	11/24/20	6,830	6,845
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,492
4	Progressive Corp.	6.700%	6/15/67	32,684	32,357
	Prudential Financial Inc.	7.375%	6/15/19	10,442	11,743
	Prudential Financial Inc.	2.350%	8/15/19	9,790	9,869
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,531
	Prudential Financial Inc.	4.500%	11/16/21	10,789	11,650
4	Prudential Financial Inc.	5.375%	5/15/45	12,290	12,659
	Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	12,959
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	23,538
	Reinsurance Group of America Inc.	3.950%	9/15/26	25,471	25,467
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,433
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,604
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,588
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,343
7	TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	60,100	61,178
	Torchmark Corp.	9.250%	6/15/19	7,053	8,126

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,393
Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,207
Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,552
12 Trinity Acquisition plc	2.125%	5/26/22	13,440	14,736
UnitedHealth Group Inc.	1.900%	7/16/18	20,510	20,597
UnitedHealth Group Inc.	2.700%	7/15/20	14,640	14,878
Real Estate Investment Trusts (1.3%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,886
Boston Properties LP	3.700%	11/15/18	4,900	5,036
Boston Properties LP	5.875%	10/15/19	32,163	35,010
Boston Properties LP	2.750%	10/1/26	5,841	5,321
Brandywine Operating Partnership LP	5.700%	5/1/17	15,370	15,523
Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	21,934
Brandywine Operating Partnership LP	3.950%	2/15/23	6,733	6,697
Brixmor Operating Partnership LP	3.850%	2/1/25	5,895	5,803
Brixmor Operating Partnership LP	4.125%	6/15/26	31,250	31,306
DDR Corp.	7.500%	4/1/17	289	292
DDR Corp.	4.750%	4/15/18	29,245	30,030
DDR Corp.	7.500%	7/15/18	2,500	2,681
DDR Corp.	7.875%	9/1/20	7,085	8,245
Digital Realty Trust LP	3.400%	10/1/20	22,047	22,449
Digital Realty Trust LP	3.950%	7/1/22	34,798	36,047
Digital Realty Trust LP	4.750%	10/1/25	6,622	6,903
Duke Realty LP	6.500%	1/15/18	3,235	3,380
Duke Realty LP	3.250%	6/30/26	4,402	4,245
ERP Operating LP	2.375%	7/1/19	4,875	4,924
ERP Operating LP	4.750%	7/15/20	2,349	2,522
Essex Portfolio LP	3.500%	4/1/25	2,272	2,246
Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,326
9 General Property Trust	3.657%	8/24/26	900	642
7 Goodman Australia Industrial Fund	3.400%	9/30/26	17,000	16,251
12 Hammerson plc	2.000%	7/1/22	15,407	17,124
HCP Inc.	2.625%	2/1/20	12,357	12,397
HCP Inc.	4.250%	11/15/23	7,420	7,694
HCP Inc.	4.200%	3/1/24	7,815	8,026
HCP Inc.	3.400%	2/1/25	14,805	14,299
HCP Inc.	4.000%	6/1/25	8,880	8,916
Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,161
Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,411
Highwoods Realty LP	5.850%	3/15/17	4,425	4,445
Kilroy Realty LP	4.800%	7/15/18	20,030	20,709
Liberty Property LP	4.750%	10/1/20	10,940	11,672
Liberty Property LP	3.750%	4/1/25	3,575	3,582
Omega Healthcare Investors Inc.	4.375%	8/1/23	40,500	40,399
Omega Healthcare Investors Inc.	5.250%	1/15/26	20,588	21,154
Realty Income Corp.	2.000%	1/31/18	4,870	4,888
Realty Income Corp.	5.750%	1/15/21	3,905	4,316
Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,364
Simon Property Group LP	2.150%	9/15/17	1,572	1,578
Simon Property Group LP	5.650%	2/1/20	16,085	17,586
Simon Property Group LP	2.500%	9/1/20	11,153	11,236
Simon Property Group LP	4.375%	3/1/21	7,375	7,899
Simon Property Group LP	2.350%	1/30/22	12,290	12,117
9 Stockland Trust	4.500%	11/23/22	1,400	1,096
Ventas Realty LP	3.125%	6/15/23	11,328	11,188
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,392
Vereit Operating Partnership LP	3.000%	2/6/19	22,495	22,551
Welltower Inc.	4.700%	9/15/17	14,620	14,896
Welltower Inc.	2.250%	3/15/18	15,769	15,851
Welltower Inc.	4.125%	4/1/19	46,860	48,597
Welltower Inc.	4.000%	6/1/25	7,025	7,154
10 Welltower Inc.	4.800%	11/20/28	5,167	7,384
12 WPC Eurobond BV	2.250%	7/19/24	22,443	24,089

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
				15,010,049
Industrial (24.4%)
Basic Industry (1.2%)
Agrium Inc.	6.750%	1/15/19	24,905	26,935
7 Air Liquide Finance SA	1.375%	9/27/19	21,270	20,944
7 Air Liquide Finance SA	1.750%	9/27/21	24,420	23,520
Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,227
Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,602
Airgas Inc.	1.650%	2/15/18	23,552	23,599
Airgas Inc.	2.375%	2/15/20	9,890	9,917
Airgas Inc.	3.050%	8/1/20	12,510	12,810
9 BHP Billiton Finance Ltd.	3.750%	10/18/17	14,090	10,770
9 BHP Billiton Finance Ltd.	3.000%	3/30/20	14,320	10,850
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,574	68,574
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,646	35,865
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	13,985
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	39,916
CF Industries Inc.	6.875%	5/1/18	26,245	27,590
7 CF Industries Inc.	3.400%	12/1/21	9,660	9,638
CF Industries Inc.	3.450%	6/1/23	6,465	6,053
Dow Chemical Co.	8.550%	5/15/19	28,238	32,280
EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	29,085
EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,126
9 Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	4,160	3,204
Goldcorp Inc.	2.125%	3/15/18	14,640	14,619
LyondellBasell Industries NV	5.000%	4/15/19	22,480	23,712
Monsanto Co.	1.150%	6/30/17	9,770	9,763
Monsanto Co.	5.125%	4/15/18	22,515	23,346
Monsanto Co.	1.850%	11/15/18	3,000	2,994
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	28,554	28,908
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	11,456	12,466
PPG Industries Inc.	2.300%	11/15/19	29,285	29,581
Praxair Inc.	4.500%	8/15/19	29,565	31,416
Praxair Inc.	4.050%	3/15/21	13,542	14,417
Praxair Inc.	3.000%	9/1/21	4,900	5,011
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	4,880	5,615
Vale Overseas Ltd.	5.625%	9/15/19	9,740	10,385
Vale Overseas Ltd.	5.875%	6/10/21	39,280	41,931
Capital Goods (2.1%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	8,400	9,246
Caterpillar Financial Services Corp.	7.150%	2/15/19	47,540	52,453
Caterpillar Financial Services Corp.	1.350%	5/18/19	32,370	32,086
Caterpillar Financial Services Corp.	2.100%	1/10/20	34,625	34,686
Caterpillar Financial Services Corp.	1.700%	8/9/21	41,200	39,681
7 Caterpillar Financial Services Corp.	1.931%	10/1/21	100,075	96,513
Caterpillar Inc.	7.900%	12/15/18	59,914	66,668
Embraer Netherlands Finance BV	5.400%	2/1/27	29,580	29,804
7 Embraer Overseas Ltd.	5.696%	9/16/23	10,379	11,033
General Electric Capital Corp.	5.625%	5/1/18	5,855	6,160
General Electric Capital Corp.	6.000%	8/7/19	30,727	33,912
General Electric Capital Corp.	2.200%	1/9/20	30,647	30,937
General Electric Capital Corp.	5.550%	5/4/20	54,502	60,514
General Electric Capital Corp.	4.375%	9/16/20	31,110	33,511
General Electric Capital Corp.	4.625%	1/7/21	76,607	82,960
General Electric Capital Corp.	5.300%	2/11/21	6,288	6,958
General Electric Capital Corp.	4.650%	10/17/21	19,530	21,465
7 General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,872
Illinois Tool Works Inc.	3.375%	9/15/21	17,075	17,874
Illinois Tool Works Inc.	2.650%	11/15/26	42,640	40,816
John Deere Capital Corp.	5.350%	4/3/18	26,530	27,706
John Deere Capital Corp.	5.750%	9/10/18	28,200	30,006
John Deere Capital Corp.	1.250%	10/9/19	18,800	18,495
John Deere Capital Corp.	2.375%	7/14/20	51,283	51,617

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.450%	9/11/20	43,491	43,794
John Deere Capital Corp.	2.550%	1/8/21	14,640	14,717
John Deere Capital Corp.	2.800%	3/4/21	32,710	33,217
John Deere Capital Corp.	3.900%	7/12/21	9,760	10,352
9 John Deere Financial Ltd.	3.500%	12/18/19	36,830	28,316
Masco Corp.	4.450%	4/1/25	9,695	9,998
Parker-Hannifin Corp.	5.500%	5/15/18	3,615	3,797
Precision Castparts Corp.	2.500%	1/15/23	26,735	26,354
Raytheon Co.	6.750%	3/15/18	18,388	19,490
Raytheon Co.	6.400%	12/15/18	25,286	27,512
Raytheon Co.	4.400%	2/15/20	2,070	2,212
Raytheon Co.	3.125%	10/15/20	8,697	9,018
Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,057
Roper Technologies Inc.	2.800%	12/15/21	13,210	13,197
Roper Technologies Inc.	3.800%	12/15/26	35,350	35,230
Textron Inc.	3.875%	3/1/25	9,990	10,068
United Rentals North America Inc.	4.625%	7/15/23	46,770	47,706
United Rentals North America Inc.	5.875%	9/15/26	6,720	7,014
United Rentals North America Inc.	5.500%	5/15/27	9,830	9,879
Communication (2.7%)
21st Century Fox America Inc.	7.250%	5/18/18	7,205	7,700
7 Activision Blizzard Inc.	2.300%	9/15/21	15,350	14,916
America Movil SAB de CV	5.625%	11/15/17	44,269	45,630
America Movil SAB de CV	5.000%	10/16/19	19,268	20,565
America Movil SAB de CV	5.000%	3/30/20	61,948	66,094
American Tower Corp.	4.500%	1/15/18	19,490	19,982
American Tower Corp.	2.800%	6/1/20	14,100	14,135
10 AT&T Inc.	5.875%	4/28/17	28,800	36,638
AT&T Inc.	1.700%	6/1/17	15,250	15,268
AT&T Inc.	1.400%	12/1/17	24,400	24,378
AT&T Inc.	5.500%	2/1/18	31,834	33,004
AT&T Inc.	5.600%	5/15/18	6,038	6,336
AT&T Inc.	5.800%	2/15/19	27,420	29,364
AT&T Inc.	5.875%	10/1/19	46,760	51,222
AT&T Inc.	5.200%	3/15/20	18,557	19,991
AT&T Inc.	2.450%	6/30/20	18,500	18,343
AT&T Inc.	4.600%	2/15/21	4,762	5,058
AT&T Inc.	4.250%	3/1/27	42,935	42,909
British Telecommunications plc	2.350%	2/14/19	14,785	14,834
CBS Corp.	4.625%	5/15/18	2,690	2,786
CBS Corp.	2.300%	8/15/19	1,980	1,987
Comcast Cable Communications LLC	8.875%	5/1/17	24,479	24,947
Comcast Corp.	5.875%	2/15/18	17,672	18,476
Crown Castle International Corp.	3.400%	2/15/21	31,300	31,769
Crown Castle International Corp.	2.250%	9/1/21	16,500	15,984
Crown Castle International Corp.	4.450%	2/15/26	16,500	16,995
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	18,894
Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	11,585
Deutsche Telekom International Finance BV	6.000%	7/8/19	14,550	15,854
Electronic Arts Inc.	3.700%	3/1/21	14,650	15,154
Grupo Televisa SAB	6.000%	5/15/18	10,931	11,473
Grupo Televisa SAB	6.625%	3/18/25	4,900	5,601
Grupo Televisa SAB	5.000%	5/13/45	11,360	9,737
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,013
7 KT Corp.	1.750%	4/22/17	34,185	34,194
Moody's Corp.	2.750%	7/15/19	59,117	59,966
Moody's Corp.	5.500%	9/1/20	8,645	9,477
Omnicom Group Inc.	6.250%	7/15/19	5,860	6,439
Omnicom Group Inc.	4.450%	8/15/20	15,502	16,490
Orange SA	2.750%	2/6/19	29,240	29,632
Orange SA	1.625%	11/3/19	56,600	55,673
Qwest Corp.	6.500%	6/1/17	9,653	9,789
7 SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,488

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Sky plc	2.625%	9/16/19	12,200	12,261
Telefonica Emisiones SAU	6.221%	7/3/17	11,382	11,598
9 Telstra Corp. Ltd.	4.500%	11/13/18	28,920	22,606
9 Telstra Corp. Ltd.	4.000%	9/16/22	16,420	12,837
7 Telstra Corp. Ltd.	3.125%	4/7/25	16,480	16,132
Thomson Reuters Corp.	1.300%	2/23/17	15,180	15,182
Thomson Reuters Corp.	6.500%	7/15/18	27,270	29,086
Time Warner Cable LLC	5.850%	5/1/17	29,200	29,515
Time Warner Cable LLC	8.750%	2/14/19	18,305	20,531
Time Warner Cable LLC	8.250%	4/1/19	23,445	26,266
Verizon Communications Inc.	5.500%	2/15/18	6,265	6,544
Verizon Communications Inc.	6.100%	4/15/18	16,606	17,508
Verizon Communications Inc.	3.650%	9/14/18	36,333	37,518
Verizon Communications Inc.	1.375%	8/15/19	19,500	19,303
Verizon Communications Inc.	2.625%	2/21/20	50,782	51,578
Verizon Communications Inc.	4.500%	9/15/20	92,180	98,377
Verizon Communications Inc.	3.450%	3/15/21	29,200	29,908
Verizon Communications Inc.	1.750%	8/15/21	17,500	16,722
Verizon Communications Inc.	3.000%	11/1/21	15,741	15,795
Verizon Communications Inc.	5.150%	9/15/23	32,465	35,823
Verizon Communications Inc.	2.625%	8/15/26	6,635	6,001
Viacom Inc.	6.125%	10/5/17	10,695	11,001
Viacom Inc.	2.500%	9/1/18	13,895	13,991
Viacom Inc.	5.625%	9/15/19	3,195	3,432
Viacom Inc.	3.875%	12/15/21	14,600	14,901
Viacom Inc.	3.450%	10/4/26	8,600	7,980
Vodafone Group plc	1.250%	9/26/17	21,359	21,336
Consumer Cyclical (3.8%)
7 Activision Blizzard Inc.	6.125%	9/15/23	22,008	23,879
Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,631
Alibaba Group Holding Ltd.	2.500%	11/28/19	19,064	19,151
American Honda Finance Corp.	0.950%	5/5/17	15,960	15,954
American Honda Finance Corp.	1.600%	7/13/18	10,770	10,780
American Honda Finance Corp.	2.125%	10/10/18	18,825	18,988
American Honda Finance Corp.	1.500%	11/19/18	14,650	14,613
American Honda Finance Corp.	1.700%	2/22/19	14,050	14,033
American Honda Finance Corp.	2.250%	8/15/19	41,660	41,955
American Honda Finance Corp.	2.450%	9/24/20	16,675	16,772
American Honda Finance Corp.	1.700%	9/9/21	16,450	15,833
AutoZone Inc.	7.125%	8/1/18	19,022	20,525
AutoZone Inc.	1.625%	4/21/19	8,345	8,278
Block Financial LLC	4.125%	10/1/20	9,807	10,050
7 BMW US Capital LLC	1.500%	4/11/19	23,425	23,214
7 BMW US Capital LLC	2.000%	4/11/21	29,975	29,243
CVS Health Corp.	1.900%	7/20/18	16,605	16,657
CVS Health Corp.	2.250%	12/5/18	19,520	19,676
CVS Health Corp.	2.800%	7/20/20	119,047	120,692
7 Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,651
7 Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,760
7 Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,522
Delphi Automotive plc	3.150%	11/19/20	14,635	14,880
Dollar General Corp.	4.125%	7/15/17	12,850	13,010
Dollar General Corp.	1.875%	4/15/18	9,965	9,979
DR Horton Inc.	4.375%	9/15/22	6,615	6,871
7 Experian Finance plc	2.375%	6/15/17	41,730	41,873
Ford Motor Credit Co. LLC	2.145%	1/9/18	14,665	14,709
Ford Motor Credit Co. LLC	2.375%	1/16/18	14,635	14,715
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,795	85,879
Ford Motor Credit Co. LLC	2.240%	6/15/18	14,650	14,683
9 Ford Motor Credit Co. LLC	4.050%	12/10/18	76,020	58,733
Ford Motor Credit Co. LLC	2.375%	3/12/19	5,460	5,456
Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,610
Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,381

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
9 Ford Motor Credit Co. LLC	3.588%	6/2/20	41,976	32,069
Ford Motor Credit Co. LLC	3.157%	8/4/20	14,310	14,407
Ford Motor Credit Co. LLC	3.200%	1/15/21	23,362	23,431
Ford Motor Credit Co. LLC	5.750%	2/1/21	2,244	2,473
Ford Motor Credit Co. LLC	3.336%	3/18/21	39,030	39,414
Ford Motor Credit Co. LLC	5.875%	8/2/21	15,600	17,329
Ford Motor Credit Co. LLC	4.250%	9/20/22	11,635	12,053
General Motors Co.	3.500%	10/2/18	36,615	37,379
General Motors Financial Co. Inc.	3.250%	5/15/18	64,135	65,027
General Motors Financial Co. Inc.	6.750%	6/1/18	46,749	49,576
General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,277
General Motors Financial Co. Inc.	2.400%	5/9/19	34,170	34,076
General Motors Financial Co. Inc.	3.500%	7/10/19	29,234	29,848
General Motors Financial Co. Inc.	3.200%	7/13/20	39,065	39,380
General Motors Financial Co. Inc.	3.700%	11/24/20	29,280	29,936
General Motors Financial Co. Inc.	4.200%	3/1/21	19,515	20,292
General Motors Financial Co. Inc.	3.200%	7/6/21	23,018	22,885
General Motors Financial Co. Inc.	3.450%	1/14/22	50,015	49,903
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,094	16,128
7 Harley-Davidson Financial Services Inc.	1.550%	11/17/17	3,415	3,412
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,816
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	10,800	10,736
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	3,899
7 Hyundai Capital America	4.000%	6/8/17	10,785	10,876
Lowe's Cos. Inc.	1.625%	4/15/17	39,826	39,855
Lowe's Cos. Inc.	1.150%	4/15/19	12,150	12,010
Lowe's Cos. Inc.	4.625%	4/15/20	19,120	20,503
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,204	5,347
Macy's Retail Holdings Inc.	3.450%	1/15/21	19,515	19,571
Marriott International Inc.	6.375%	6/15/17	7,397	7,533
Mastercard Inc.	2.000%	4/1/19	9,620	9,699
McDonald's Corp.	2.100%	12/7/18	11,710	11,792
McDonald's Corp.	2.750%	12/9/20	19,515	19,792
7 Nissan Motor Acceptance Corp.	2.000%	3/8/19	31,275	31,172
Nordstrom Inc.	6.250%	1/15/18	10,330	10,778
NVR Inc.	3.950%	9/15/22	6,760	6,958
PACCAR Financial Corp.	1.750%	8/14/18	6,635	6,658
PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,198
PACCAR Financial Corp.	2.500%	8/14/20	2,930	2,952
QVC Inc.	3.125%	4/1/19	9,770	9,917
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,385
Starbucks Corp.	2.100%	2/4/21	12,420	12,391
TJX Cos. Inc.	2.750%	6/15/21	19,475	19,787
9 Toyota Finance Australia Ltd.	4.250%	5/15/19	19,200	15,069
Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,370
Toyota Motor Credit Corp.	1.550%	7/13/18	14,740	14,727
Toyota Motor Credit Corp.	2.000%	10/24/18	10,745	10,812
Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,675
Toyota Motor Credit Corp.	2.125%	7/18/19	40,515	40,712
9 Toyota Motor Credit Corp.	2.750%	7/26/21	2,998	2,239
Toyota Motor Credit Corp.	2.600%	1/11/22	24,420	24,387
VF Corp.	5.950%	11/1/17	5,860	6,055
Visa Inc.	1.200%	12/14/17	33,170	33,166
Visa Inc.	2.200%	12/14/20	82,930	83,182
9 Volkswagen Financial Services Australia Pty Ltd.	4.250%	4/4/18	3,150	2,426
9 Volkswagen Financial Services Australia Pty Ltd.	3.250%	8/13/19	28,070	21,311
7 Volkswagen Group of America Finance LLC	1.250%	5/23/17	28,215	28,192
7 Volkswagen Group of America Finance LLC	1.600%	11/20/17	6,205	6,191
7 Volkswagen Group of America Finance LLC	1.650%	5/22/18	3,465	3,452
7 Volkswagen Group of America Finance LLC	2.125%	5/23/19	7,000	6,961
Wal-Mart Stores Inc.	3.625%	7/8/20	29,565	31,219
Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	20,008
Walgreens Boots Alliance Inc.	1.750%	5/30/18	18,060	18,094
Walgreens Boots Alliance Inc.	2.600%	6/1/21	46,103	45,987

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walgreens Boots Alliance Inc.	3.100%	6/1/23	6,710	6,694
7 Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,269
Consumer Noncyclical (5.5%)
Abbott Laboratories	2.350%	11/22/19	95,250	95,572
Abbott Laboratories	2.900%	11/30/21	48,800	48,578
AbbVie Inc.	1.800%	5/14/18	126,410	126,608
AbbVie Inc.	2.000%	11/6/18	16,862	16,927
AbbVie Inc.	2.500%	5/14/20	90,080	90,555
AbbVie Inc.	2.300%	5/14/21	29,085	28,627
Actavis Funding SCS	2.350%	3/12/18	239,151	240,600
Actavis Funding SCS	2.450%	6/15/19	9,765	9,823
Actavis Funding SCS	3.000%	3/12/20	31,788	32,293
Actavis Inc.	1.875%	10/1/17	20,626	20,680
Actavis Inc.	6.125%	8/15/19	9,765	10,685
Agilent Technologies Inc.	6.500%	11/1/17	2,257	2,333
Agilent Technologies Inc.	5.000%	7/15/20	10,185	11,017
Allergan Inc.	1.350%	3/15/18	7,800	7,758
Altria Group Inc.	9.250%	8/6/19	69,792	82,121
Altria Group Inc.	4.750%	5/5/21	40,225	43,718
AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,424
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,293
Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	8,985
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,345	2,342
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	68,756	68,803
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	16,210	16,335
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	190,770	191,915
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	26,600	27,018
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	15,550	15,643
12 Anheuser-Busch InBev SA	3.250%	1/24/33	1,300	1,608
12 Anheuser-Busch InBev SA	2.750%	3/17/36	15,370	17,449
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	32,250	35,855
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	35,850	39,092
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,900	7,773
Archer-Daniels-Midland Co.	2.500%	8/11/26	4,900	4,628
Baxalta Inc.	2.875%	6/23/20	99,422	100,296
Biogen Inc.	6.875%	3/1/18	4,880	5,150
Biogen Inc.	2.900%	9/15/20	32,332	32,886
Boston Scientific Corp.	2.650%	10/1/18	20,960	21,221
12 Bunge Finance Europe BV	1.850%	6/16/23	27,608	30,380
Cardinal Health Inc.	1.900%	6/15/17	6,830	6,850
7 Cargill Inc.	1.900%	3/1/17	24,886	24,908
7 Cargill Inc.	6.000%	11/27/17	12,295	12,738
7 Cargill Inc.	7.350%	3/6/19	24,500	27,137
7 Cargill Inc.	3.250%	11/15/21	9,750	9,980
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,930
Celgene Corp.	2.125%	8/15/18	12,600	12,663
Clorox Co.	5.950%	10/15/17	4,880	5,039
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	20,600	20,625
Conagra Brands Inc.	4.950%	8/15/20	2,679	2,861
Conagra Brands Inc.	3.200%	1/25/23	12,258	12,270
Constellation Brands Inc.	3.875%	11/15/19	26,682	27,749
Constellation Brands Inc.	3.750%	5/1/21	5,130	5,329
Constellation Brands Inc.	4.750%	11/15/24	12,540	13,402
Constellation Brands Inc.	4.750%	12/1/25	18,354	19,547
Covidien International Finance SA	6.000%	10/15/17	48,915	50,442
12 DH Europe Finance SA	2.500%	7/8/25	8,600	10,232
Diageo Capital plc	1.125%	4/29/18	7,115	7,070
Dignity Health California GO	2.637%	11/1/19	2,000	2,016
Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,745
Express Scripts Holding Co.	3.300%	2/25/21	12,200	12,446
Express Scripts Holding Co.	3.000%	7/15/23	34,100	32,834
Express Scripts Holding Co.	4.500%	2/25/26	9,800	9,989
9 FBG Finance Pty Ltd.	3.750%	8/7/20	2,760	2,126

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
9 Fonterra Co-operative Group Ltd.	4.500%	6/30/21	7,200	5,662
12 Fresenius SE & Co. KGaA	4.000%	2/1/24	22,250	27,924
General Mills Inc.	5.700%	2/15/17	9,110	9,125
Gilead Sciences Inc.	2.550%	9/1/20	56,600	57,099
Gilead Sciences Inc.	4.500%	4/1/21	32,230	34,839
Gilead Sciences Inc.	2.500%	9/1/23	19,530	18,927
7 Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,593
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	2,800	2,772
Hershey Co.	1.600%	8/21/18	3,060	3,072
Ingredion Inc.	1.800%	9/25/17	5,855	5,873
Kraft Foods Group Inc.	2.250%	6/5/17	6,275	6,301
Kraft Foods Group Inc.	6.125%	8/23/18	14,240	15,141
Kraft Heinz Foods Co.	2.000%	7/2/18	10,765	10,782
12 Kraft Heinz Foods Co.	2.250%	5/25/28	18,900	20,520
McCormick & Co. Inc.	3.900%	7/15/21	4,500	4,758
McKesson Corp.	5.700%	3/1/17	5,675	5,696
McKesson Corp.	2.284%	3/15/19	34,250	34,376
Mead Johnson Nutrition Co.	3.000%	11/15/20	24,500	24,778
Medtronic Inc.	1.500%	3/15/18	28,725	28,746
Medtronic Inc.	1.375%	4/1/18	11,900	11,881
Medtronic Inc.	2.500%	3/15/20	69,785	70,576
Medtronic Inc.	3.150%	3/15/22	19,500	19,971
Medtronic Inc.	3.625%	3/15/24	7,512	7,830
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	7,890
7 Mylan NV	3.000%	12/15/18	29,270	29,443
7 Mylan NV	3.150%	6/15/21	48,810	47,868
7 Mylan NV	3.950%	6/15/26	22,875	21,717
12 Mylan NV	3.125%	11/22/28	22,900	24,725
Newell Brands Inc.	2.600%	3/29/19	17,500	17,704
Newell Brands Inc.	3.150%	4/1/21	14,600	14,844
Newell Brands Inc.	3.850%	4/1/23	19,500	20,103
Newell Brands Inc.	5.375%	4/1/36	5,150	5,780
PepsiCo Inc.	5.000%	6/1/18	13,670	14,325
PepsiCo Inc.	2.250%	1/7/19	7,900	7,995
PepsiCo Inc.	4.500%	1/15/20	23,505	25,277
PepsiCo Inc.	1.850%	4/30/20	43,850	43,765
Pharmacia LLC	6.500%	12/1/18	8,300	9,023
Philip Morris International Inc.	1.125%	8/21/17	4,975	4,974
Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,796
Reynolds American Inc.	8.125%	6/23/19	49,853	56,721
Reynolds American Inc.	3.250%	6/12/20	16,445	16,855
7 Roche Holdings Inc.	2.250%	9/30/19	29,295	29,609
7 Roche Holdings Inc.	1.750%	1/28/22	38,095	36,655
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	58,600	56,600
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	12,385	11,802
St. Jude Medical Inc.	2.800%	9/15/20	18,990	19,086
Stryker Corp.	2.000%	3/8/19	14,750	14,785
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	109,104	103,940
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	17,410	16,316
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	11,880	10,781
The Kroger Co.	6.800%	12/15/18	5,950	6,494
The Kroger Co.	2.000%	1/15/19	14,700	14,735
The Kroger Co.	2.300%	1/15/19	31,250	31,479
The Kroger Co.	6.150%	1/15/20	10,250	11,353
The Kroger Co.	2.600%	2/1/21	19,550	19,505
The Kroger Co.	2.950%	11/1/21	9,760	9,867
Thermo Fisher Scientific Inc.	2.150%	12/14/18	14,600	14,679
12 Thermo Fisher Scientific Inc.	1.375%	9/12/28	31,533	31,832
Tyson Foods Inc.	2.650%	8/15/19	36,523	37,003
Wyeth LLC	5.450%	4/1/17	3,270	3,293
12 Zimmer Biomet Holdings Inc.	2.425%	12/13/26	22,720	25,102
Energy (4.2%)
Anadarko Petroleum Corp.	4.850%	3/15/21	21,408	23,015

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	3.450%	7/15/24	6,800	6,703
Anadarko Petroleum Corp.	6.600%	3/15/46	7,800	9,743
BP Capital Markets plc	1.846%	5/5/17	41,475	41,554
BP Capital Markets plc	1.375%	11/6/17	19,450	19,451
BP Capital Markets plc	1.375%	5/10/18	71,938	71,715
BP Capital Markets plc	2.241%	9/26/18	24,638	24,788
9 BP Capital Markets plc	4.750%	11/15/18	18,250	14,295
BP Capital Markets plc	4.750%	3/10/19	30,289	32,058
BP Capital Markets plc	1.676%	5/3/19	10,250	10,183
BP Capital Markets plc	2.237%	5/10/19	24,500	24,648
BP Capital Markets plc	2.521%	1/15/20	11,810	11,942
BP Capital Markets plc	2.315%	2/13/20	53,650	53,802
BP Capital Markets plc	4.500%	10/1/20	25,425	27,334
BP Capital Markets plc	2.112%	9/16/21	7,700	7,554
BP Capital Markets plc	3.062%	3/17/22	10,714	10,832
BP Capital Markets plc	2.750%	5/10/23	8,508	8,387
BP Capital Markets plc	3.216%	11/28/23	15,795	15,849
BP Capital Markets plc	3.814%	2/10/24	13,465	13,954
Chevron Corp.	1.365%	3/2/18	35,945	35,918
Chevron Corp.	1.718%	6/24/18	45,361	45,494
Chevron Corp.	4.950%	3/3/19	25,050	26,733
Chevron Corp.	2.193%	11/15/19	9,800	9,900
Chevron Corp.	1.961%	3/3/20	41,685	41,684
Chevron Corp.	2.427%	6/24/20	21,595	21,845
Chevron Corp.	2.419%	11/17/20	14,760	14,913
ConocoPhillips	5.750%	2/1/19	52,976	57,064
ConocoPhillips Co.	2.200%	5/15/20	7,230	7,200
ConocoPhillips Co.	4.200%	3/15/21	70,430	74,543
ConocoPhillips Co.	2.875%	11/15/21	9,750	9,821
Devon Energy Corp.	4.000%	7/15/21	19,530	20,165
Devon Energy Corp.	3.250%	5/15/22	21,500	21,571
Dominion Gas Holdings LLC	2.500%	12/15/19	21,500	21,741
Dominion Gas Holdings LLC	2.800%	11/15/20	11,700	11,859
Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	12,866
El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,283	10,367
Enbridge Energy Partners LP	4.375%	10/15/20	975	1,029
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,860	1,823
Encana Corp.	3.900%	11/15/21	1,780	1,814
Energy Transfer Partners LP	6.125%	2/15/17	19,467	19,498
Energy Transfer Partners LP	2.500%	6/15/18	19,050	19,184
Energy Transfer Partners LP	6.700%	7/1/18	40,929	43,571
Energy Transfer Partners LP	4.150%	10/1/20	39,715	41,494
Energy Transfer Partners LP	4.650%	6/1/21	21,985	23,244
Energy Transfer Partners LP	5.200%	2/1/22	7,883	8,503
EOG Resources Inc.	5.875%	9/15/17	2,950	3,030
EOG Resources Inc.	5.625%	6/1/19	16,611	17,999
EOG Resources Inc.	2.450%	4/1/20	11,528	11,538
EOG Resources Inc.	2.625%	3/15/23	8,571	8,350
Exxon Mobil Corp.	1.912%	3/6/20	26,725	26,725
Exxon Mobil Corp.	4.114%	3/1/46	3,435	3,507
Hess Corp.	4.300%	4/1/27	5,600	5,599
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,050	2,066
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,285	5,974
Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,912	14,482
Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	19,947
Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,307
Kinder Morgan Inc.	7.000%	6/15/17	23,460	23,913
Kinder Morgan Inc.	3.050%	12/1/19	1,760	1,791
Kinder Morgan Inc.	7.800%	8/1/31	6,500	8,136
Kinder Morgan Inc.	7.750%	1/15/32	8,455	10,564
Marathon Oil Corp.	5.900%	3/15/18	13,565	14,108
Marathon Oil Corp.	2.700%	6/1/20	7,570	7,504
Marathon Oil Corp.	2.800%	11/1/22	38,912	37,599
Marathon Oil Corp.	3.850%	6/1/25	9,800	9,604

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MPLX LP	4.500%	7/15/23	33,060	34,382
Nabors Industries Inc.	6.150%	2/15/18	19,540	20,419
Nabors Industries Inc.	5.000%	9/15/20	9,800	10,217
Occidental Petroleum Corp.	1.500%	2/15/18	50,620	50,638
Occidental Petroleum Corp.	2.600%	4/15/22	30,565	30,474
Occidental Petroleum Corp.	3.400%	4/15/26	10,275	10,266
ONEOK Partners LP	2.000%	10/1/17	975	982
ONEOK Partners LP	3.200%	9/15/18	11,720	11,964
Petro-Canada	6.050%	5/15/18	4,885	5,140
Phillips 66	2.950%	5/1/17	46,040	46,242
Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	4,911
Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	13,462
Pioneer Natural Resources Co.	3.450%	1/15/21	24,400	24,979
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	10,010	11,099
Sabine Pass Liquefaction LLC	5.625%	2/1/21	64,184	69,479
Sabine Pass Liquefaction LLC	6.250%	3/15/22	34,150	38,077
7 Schlumberger Holdings Corp.	2.350%	12/21/18	2,150	2,168
Shell International Finance BV	5.200%	3/22/17	14,225	14,296
Shell International Finance BV	1.900%	8/10/18	9,775	9,823
Shell International Finance BV	1.625%	11/10/18	14,500	14,498
Shell International Finance BV	2.000%	11/15/18	15,675	15,770
Shell International Finance BV	1.375%	5/10/19	61,000	60,436
Shell International Finance BV	1.375%	9/12/19	70,500	69,559
Shell International Finance BV	4.300%	9/22/19	10,797	11,439
Shell International Finance BV	2.125%	5/11/20	53,700	53,672
Shell International Finance BV	2.250%	11/10/20	48,750	48,782
Shell International Finance BV	1.875%	5/10/21	48,500	47,489
Shell International Finance BV	1.750%	9/12/21	33,400	32,371
Shell International Finance BV	3.250%	5/11/25	14,000	13,918
Shell International Finance BV	2.875%	5/10/26	6,500	6,235
Shell International Finance BV	4.000%	5/10/46	7,800	7,498
7 Southern Natural Gas Co. LLC	5.900%	4/1/17	11,453	11,535
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,395	6,807
Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,919
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,660	1,984
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	8,289	10,128
Total Capital Canada Ltd.	1.450%	1/15/18	43,977	44,014
Total Capital International SA	1.500%	2/17/17	28,278	28,243
Total Capital International SA	1.550%	6/28/17	17,925	17,948
Total Capital International SA	2.125%	1/10/19	47,850	48,140
Total Capital International SA	2.100%	6/19/19	14,600	14,669
9 Total Capital International SA	4.250%	11/26/21	5,378	4,271
Total Capital SA	2.125%	8/10/18	11,627	11,712
Total Capital SA	4.450%	6/24/20	36,050	38,734
Total Capital SA	4.250%	12/15/21	19,525	20,996
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,530	1,507
TransCanada PipeLines Ltd.	4.625%	3/1/34	7,000	7,491
Transocean Inc.	4.250%	10/15/17	65,947	66,359
Williams Partners LP	5.250%	3/15/20	4,880	5,283
Williams Partners LP	4.000%	11/15/21	16,585	17,198
Williams Partners LP	3.600%	3/15/22	8,424	8,553
Williams Partners LP	3.900%	1/15/25	10,524	10,523
7 Woodside Finance Ltd.	8.750%	3/1/19	15,850	17,766
Other Industrial (0.4%)
12 Fluor Corp.	1.750%	3/21/23	31,850	35,564
7 Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	10,320	10,603
7 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	131,852
7 Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	40,045	39,992
12 Kennedy Wilson Europe Real Estate plc	3.250%	11/12/25	24,000	26,229
Technology (3.1%)
Altera Corp.	2.500%	11/15/18	4,420	4,492

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amphenol Corp.	2.550%	1/30/19	5,712	5,784
	Analog Devices Inc.	2.500%	12/5/21	9,765	9,667
	Apple Inc.	1.300%	2/23/18	14,635	14,654
	Apple Inc.	2.100%	5/6/19	48,285	48,760
6,9	Apple Inc.	2.410%	8/28/19	57,990	43,961
9	Apple Inc.	2.850%	8/28/19	34,710	26,528
	Apple Inc.	1.550%	2/7/20	19,535	19,335
	Apple Inc.	2.000%	5/6/20	25,650	25,705
	Apple Inc.	2.250%	2/23/21	100,900	100,740
	Apple Inc.	2.850%	5/6/21	37,000	37,743
	Apple Inc.	1.550%	8/4/21	9,000	8,697
	Apple Inc.	2.150%	2/9/22	9,770	9,577
	Apple Inc.	2.700%	5/13/22	13,970	14,010
	Applied Materials Inc.	2.625%	10/1/20	23,420	23,659
	Avnet Inc.	3.750%	12/1/21	3,305	3,347
	Baidu Inc.	2.250%	11/28/17	16,615	16,685
	Baidu Inc.	3.250%	8/6/18	31,200	31,622
	Baidu Inc.	2.750%	6/9/19	17,575	17,678
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	58,615	58,468
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	58,615	58,395
	Cisco Systems Inc.	4.450%	1/15/20	27,210	29,165
	Cisco Systems Inc.	2.200%	2/28/21	43,910	43,755
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	78,090	79,752
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	73,105	76,167
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	7,280	7,817
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	6,560	7,897
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	6,560	8,203
	Equifax Inc.	6.300%	7/1/17	4,880	4,930
	Fidelity National Information Services Inc.	1.450%	6/5/17	18,406	18,396
	Fidelity National Information Services Inc.	2.000%	4/15/18	3,015	3,021
	Fidelity National Information Services Inc.	2.850%	10/15/18	36,474	37,029
	Fidelity National Information Services Inc.	3.625%	10/15/20	44,500	46,095
	Fidelity National Information Services Inc.	2.250%	8/15/21	14,650	14,339
	Fiserv Inc.	2.700%	6/1/20	6,995	7,064
	Hewlett Packard Enterprise Co.	2.450%	10/5/17	38,540	38,796
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	45,105	45,661
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	65,207	66,930
	Intel Corp.	1.350%	12/15/17	33,388	33,432
9	Intel Corp.	3.250%	12/1/19	16,670	12,785
	Intel Corp.	2.450%	7/29/20	19,700	19,983
	International Business Machines Corp.	5.700%	9/14/17	25,910	26,640
	International Business Machines Corp.	7.625%	10/15/18	6,040	6,647
	International Business Machines Corp.	2.500%	1/27/22	29,300	29,353
	KLA-Tencor Corp.	2.375%	11/1/17	13,845	13,896
	KLA-Tencor Corp.	3.375%	11/1/19	3,625	3,731
	Lam Research Corp.	2.750%	3/15/20	24,420	24,505
	Microsoft Corp.	2.400%	2/6/22	97,675	97,623
	Microsoft Corp.	2.875%	2/6/24	87,910	87,489
	Microsoft Corp.	3.300%	2/6/27	5,190	5,189
	Oracle Corp.	2.375%	1/15/19	38,718	39,274
	Oracle Corp.	5.000%	7/8/19	16,368	17,647
	Pitney Bowes Inc.	5.750%	9/15/17	687	703
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,047
	Pitney Bowes Inc.	3.375%	10/1/21	13,165	12,966
	Seagate HDD Cayman	3.750%	11/15/18	13,715	14,161
7	Seagate HDD Cayman	4.250%	3/1/22	16,605	16,567
	Seagate HDD Cayman	4.750%	6/1/23	17,441	17,572
	Tech Data Corp.	3.700%	2/15/22	28,470	28,403
	Total System Services Inc.	2.375%	6/1/18	2,008	2,017
	Total System Services Inc.	3.800%	4/1/21	24,521	25,312
	Tyco Electronics Group SA	6.550%	10/1/17	8,270	8,559
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,768
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,480
	Tyco Electronics Group SA	4.875%	1/15/21	1,955	2,111

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	3.500%	2/3/22	3,210	3,311
	Xerox Corp.	6.350%	5/15/18	7,291	7,664
	Xerox Corp.	2.800%	5/15/20	2,239	2,224
	Xerox Corp.	2.750%	9/1/20	7,135	7,032
	Xerox Corp.	4.500%	5/15/21	34,276	35,528
	Xilinx Inc.	2.125%	3/15/19	19,555	19,607
	Transportation (1.4%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	16,766	16,766
7	Air Canada	7.750%	4/15/21	22,442	25,355
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	20,500	20,296
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,095	8,428
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	9,220	9,333
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	49,265	53,086
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	4,155	4,359
	Canadian National Railway Co.	5.850%	11/15/17	14,960	15,491
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	412	421
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	864	875
4	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,539	3,553
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	389	395
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	3,352	3,679
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	35,585	39,321
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,449	2,537
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	59,755	62,071
4,13	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	20,280	22,790
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	40,403	46,312
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	9,598	10,918
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	21,103	23,450
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	7,747	8,164
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	3,686	3,856
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,091	2,201
7	ERAC USA Finance LLC	6.375%	10/15/17	31,967	33,016
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,848
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,705
7	ERAC USA Finance LLC	2.700%	11/1/23	34,185	32,753
4,7	Heathrow Funding Ltd.	4.875%	7/15/23	3,215	3,410
7	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,336
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,145
	Kansas City Southern	2.350%	5/15/20	25,674	25,360
	Kansas City Southern	4.950%	8/15/45	18,400	18,565
4	Northwest Airlines 2007-1 Class B Pass Through Trust	8.028%	11/1/17	21,322	22,255
9	Qantas Airways Ltd.	7.500%	6/11/21	28,960	24,759
9	Qantas Airways Ltd.	7.750%	5/19/22	17,000	14,978
	Ryder System Inc.	2.500%	3/1/18	8,010	8,070
	Ryder System Inc.	2.250%	9/1/21	14,650	14,336
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	13,206	14,411
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,677	5,180
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	13,538	13,707
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	18,417	19,752
	Union Pacific Corp.	5.750%	11/15/17	9,624	9,958
	Union Pacific Corp.	5.700%	8/15/18	28,989	30,803
	Union Pacific Corp.	2.250%	2/15/19	15,645	15,821
	Union Pacific Corp.	1.800%	2/1/20	8,400	8,346
	Union Pacific Corp.	2.250%	6/19/20	24,425	24,511
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,636
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	7,136	7,867
7	WestJet Airlines Ltd.	3.500%	6/16/21	19,210	19,263
					14,144,990
Utilities (2.7%)
	Electric (2.5%)
	Arizona Public Service Co.	8.750%	3/1/19	29,145	33,145
	Baltimore Gas & Electric Co.	3.500%	11/15/21	6,215	6,459

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	5.750%	4/1/18	38,425	40,304
Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,284
Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,685
7 Cleco Corporate Holdings LLC	3.743%	5/1/26	27,452	27,033
CMS Energy Corp.	6.250%	2/1/20	9,141	10,154
Commonwealth Edison Co.	6.150%	9/15/17	27,867	28,671
Commonwealth Edison Co.	5.800%	3/15/18	36,085	37,790
Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,896
Commonwealth Edison Co.	4.000%	8/1/20	27,778	29,219
Dominion Resources Inc.	1.875%	1/15/19	33,170	33,158
Dominion Resources Inc.	5.200%	8/15/19	4,175	4,487
Duke Energy Corp.	3.750%	4/15/24	3,115	3,214
Dynegy Inc.	7.375%	11/1/22	8,562	8,476
7 EDP Finance BV	4.900%	10/1/19	33,735	35,369
7 EDP Finance BV	4.125%	1/15/20	48,190	49,556
7 EDP Finance BV	5.250%	1/14/21	10,160	10,790
10 EDP Finance BV	8.625%	1/4/24	5,339	8,778
Emera US Finance LP	2.150%	6/15/19	19,105	19,085
Emera US Finance LP	2.700%	6/15/21	33,445	33,184
Emera US Finance LP	3.550%	6/15/26	3,737	3,669
Emera US Finance LP	4.750%	6/15/46	10,635	10,836
Exelon Corp.	1.550%	6/9/17	23,800	23,806
Exelon Corp.	2.850%	6/15/20	21,460	21,727
Exelon Corp.	2.450%	4/15/21	4,900	4,849
Exelon Corp.	3.950%	6/15/25	10,230	10,434
FirstEnergy Corp.	2.750%	3/15/18	23,426	23,597
FirstEnergy Corp.	4.250%	3/15/23	9,584	9,992
7 FirstEnergy Transmission LLC	4.350%	1/15/25	29,195	30,143
7 Fortis Inc.	2.100%	10/4/21	22,465	21,770
7 Fortis Inc.	3.055%	10/4/26	14,650	13,715
Georgia Power Co.	5.400%	6/1/18	7,815	8,201
Georgia Power Co.	2.400%	4/1/21	50,514	50,372
LG&E & KU Energy LLC	3.750%	11/15/20	13,482	14,016
MidAmerican Energy Co.	5.300%	3/15/18	36,392	37,899
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	6,423	7,368
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	27,366
Nevada Power Co.	6.500%	5/15/18	32,715	34,758
Nevada Power Co.	6.500%	8/1/18	9,683	10,371
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	24,604	25,146
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	8,010	8,633
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	6,824	8,310
Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	54,369
Pacific Gas & Electric Co.	8.250%	10/15/18	32,830	36,291
Pacific Gas & Electric Co.	3.500%	10/1/20	53,968	56,013
Pacific Gas & Electric Co.	4.250%	5/15/21	14,840	15,856
Pacific Gas & Electric Co.	3.250%	9/15/21	7,410	7,572
Pacific Gas & Electric Co.	4.450%	4/15/42	1,630	1,703
Pacific Gas & Electric Co.	4.000%	12/1/46	1,625	1,608
PacifiCorp	5.650%	7/15/18	20,566	21,741
PacifiCorp	5.500%	1/15/19	4,630	4,967
PacifiCorp	3.850%	6/15/21	3,900	4,131
SCANA Corp.	4.750%	5/15/21	7,705	8,166
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,125	1,193
South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	13,167
Southern Co.	1.550%	7/1/18	28,865	28,759
Southern Co.	1.850%	7/1/19	48,470	48,295
Southern Co.	2.150%	9/1/19	14,449	14,451
Southern Co.	2.750%	6/15/20	48,140	48,725
Southern Co.	2.350%	7/1/21	76,255	75,117
4 Southern Co.	5.500%	3/15/57	15,620	16,167
Southern Power Co.	1.950%	12/15/19	57,235	56,878
Southwestern Electric Power Co.	5.875%	3/1/18	10,080	10,516
Southwestern Electric Power Co.	6.450%	1/15/19	48,811	52,793
Virginia Electric & Power Co.	2.950%	1/15/22	14,600	14,877

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (0.2%)
7	Engie SA	2.875%	10/10/22	7,269	7,210
	Sempra Energy	2.300%	4/1/17	36,630	36,689
	Sempra Energy	6.150%	6/15/18	23,335	24,737
	Sempra Energy	2.400%	3/15/20	10,265	10,261
	Sempra Energy	2.850%	11/15/20	9,770	9,910
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,310

					1,578,187

Total Corporate Bonds (Cost $30,764,148)					30,733,226

Sovereign Bonds (5.9%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	4,077	4,087
	Arab Republic of Egypt	6.125%	1/31/22	14,740	14,859
	Argentine Republic	7.000%	4/17/17	9,760	10,021
	Argentine Republic	8.750%	6/2/17	7,810	7,966
	Argentine Republic	5.625%	1/26/22	21,450	21,487
	Argentine Republic	6.875%	1/26/27	5,350	5,284
7	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	11,055
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,896
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,200
	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	38,610	38,707
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	3,900	3,915
	Banco Nacional de Desenvolvimento Economico e
	Social	6.369%	6/16/18	6,830	7,139
7	Bank Nederlandse Gemeenten NV	0.875%	2/21/17	23,500	23,496
7	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	29,970	29,858
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	2,450	2,450
7	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,731
7	Bermuda	5.603%	7/20/20	19,045	20,821
7	Bermuda	4.138%	1/3/23	6,000	6,116
7	Bermuda	4.854%	2/6/24	5,800	6,056
7	BOC Aviation Ltd.	2.375%	9/15/21	14,650	14,110
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,865
7	Caixa Economica Federal	2.375%	11/6/17	12,375	12,298
	Caixa Economica Federal	4.250%	5/13/19	2,800	2,828
7	CDP Financial Inc.	4.400%	11/25/19	16,500	17,617
7	CDP Financial Inc.	3.150%	7/24/24	24,580	24,938
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,979
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	38,025	38,044
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,887
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,846
	Corp. Andina de Fomento	7.790%	3/1/17	9,570	9,594
	Corp. Andina de Fomento	1.500%	8/8/17	8,790	8,779
	Corp. Andina de Fomento	2.125%	9/27/21	31,495	30,619
	Corp. Andina de Fomento	4.375%	6/15/22	30,472	32,441
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,036
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,124
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	10,187
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,330	15,798
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	9,715	9,570
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	4,610	4,537
7	CPPIB Capital Inc.	1.250%	9/20/19	58,400	57,616
14	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	4,788
7,15	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,458
	Ecopetrol SA	5.875%	9/18/23	13,830	14,764
7	Electricite de France SA	2.150%	1/22/19	34,190	34,195
9	Emirates NBD PJSC	5.750%	5/8/19	10,770	8,569
4,7	ENA Norte Trust	4.950%	4/25/28	1,584	1,643
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	11,890
	Export-Import Bank of Korea	1.500%	10/21/19	56,405	55,627
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	21,777
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,097
4	Federative Republic of Brazil	8.000%	1/15/18	10,565	10,987

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,938
7 Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,894
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,004	2,272
7 ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,852
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,765
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,310
International Bank for Reconstruction & Development	1.375%	5/24/21	43,000	41,930
7 IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,854
16 Japan	0.000%	3/6/17	14,490,000	128,375
16 Japan	0.000%	5/12/17	28,980,000	256,597
14 Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,806
14 Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,247
KazMunayGas National Co. JSC	9.125%	7/2/18	53,110	57,524
7 Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,571
Kingdom of Saudi Arabia	2.375%	10/26/21	70,315	68,479
Kingdom of Saudi Arabia	3.250%	10/26/26	26,040	24,828
7 Kommunalbanken AS	1.125%	5/23/18	31,300	31,183
Korea Development Bank	3.875%	5/4/17	24,125	24,262
Korea Development Bank	2.250%	8/7/17	19,445	19,509
Korea Development Bank	3.500%	8/22/17	22,675	22,895
Korea Development Bank	1.500%	1/22/18	5,850	5,835
7 Korea Expressway Corp.	1.625%	4/28/17	9,800	9,800
Korea Expressway Corp.	1.625%	4/28/17	9,800	9,800
Korea Expressway Corp.	1.875%	10/22/17	22,630	22,630
7 Korea Expressway Corp.	1.875%	10/22/17	1,000	1,000
Korea Gas Corp.	2.875%	7/29/18	4,800	4,865
7 Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,000
Korea National Oil Corp.	2.750%	1/23/19	14,650	14,807
7 Korea Resources Corp.	2.125%	5/2/18	4,675	4,675
7 Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,895
7 Majapahit Holding BV	7.250%	6/28/17	2,000	2,037
Majapahit Holding BV	8.000%	8/7/19	16,600	18,580
National Savings Bank	8.875%	9/18/18	2,700	2,881
7 Nederlandse Waterschapsbank NV	1.250%	9/9/19	19,725	19,453
7 NongHyup Bank	1.875%	9/12/21	9,765	9,323
North American Development Bank	2.300%	10/10/18	3,675	3,709
North American Development Bank	2.400%	10/26/22	2,700	2,621
7 OCP SA	5.625%	4/25/24	8,325	8,689
7 Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	4,861
Ooredoo International Finance Ltd.	5.000%	10/19/25	3,100	3,367
7 Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,752
4 Oriental Republic of Uruguay	5.100%	6/18/50	9,470	8,783
7 Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	4,980
Petrobras Global Finance BV	8.750%	5/23/26	6,840	7,712
Petrobras Global Finance BV	7.375%	1/17/27	32,615	33,920
Petroleos Mexicanos	5.750%	3/1/18	2,872	2,976
Petroleos Mexicanos	3.500%	7/18/18	3,340	3,385
Petroleos Mexicanos	5.500%	2/4/19	29,250	30,420
Petroleos Mexicanos	8.000%	5/3/19	5,070	5,567
Petroleos Mexicanos	5.500%	1/21/21	71,964	74,573
Petroleos Mexicanos	6.375%	2/4/21	1,710	1,824
7 Petroleos Mexicanos	5.375%	3/13/22	17,755	18,132
Petroleos Mexicanos	5.375%	3/13/22	1,975	2,017
Petroleos Mexicanos	3.500%	1/30/23	4,885	4,510
Province of Manitoba	1.300%	4/3/17	32,225	32,267
Province of New Brunswick	2.750%	6/15/18	485	493
Province of Ontario	1.200%	2/14/18	5,200	5,183
Province of Ontario	3.000%	7/16/18	15,905	16,213
Province of Ontario	1.625%	1/18/19	71,920	71,797
Province of Ontario	1.250%	6/17/19	24,405	24,126
Province of Ontario	1.875%	5/21/20	9,770	9,721
Province of Ontario	2.500%	4/27/26	5,515	5,315
Quebec	3.500%	7/29/20	4,750	4,966
Quebec	2.750%	8/25/21	16,785	17,058

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Quebec	2.375%	1/31/22	35,465	35,422
	Quebec	2.625%	2/13/23	5,150	5,160
	Quebec	2.875%	10/16/24	6,750	6,742
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	13,066	13,700
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	4,140	4,340
	Republic of Colombia	7.375%	3/18/19	2,850	3,158
	Republic of Colombia	4.375%	7/12/21	12,760	13,417
	Republic of Croatia	6.250%	4/27/17	63,925	64,527
	Republic of Hungary	4.000%	3/25/19	30,950	31,995
	Republic of Hungary	6.250%	1/29/20	39,340	43,176
	Republic of Hungary	6.375%	3/29/21	12,000	13,440
	Republic of Indonesia	6.875%	3/9/17	4,885	4,907
	Republic of Indonesia	6.875%	1/17/18	11,463	12,016
	Republic of Indonesia	5.875%	3/13/20	9,428	10,322
	Republic of Indonesia	4.875%	5/5/21	36,300	38,627
12	Republic of Indonesia	2.875%	7/8/21	25,485	28,902
12	Republic of Indonesia	2.625%	6/14/23	15,620	17,221
12	Republic of Indonesia	3.375%	7/30/25	18,070	20,466
	Republic of Indonesia	6.625%	2/17/37	3,440	4,072
	Republic of Kazakhstan	3.875%	10/14/24	17,360	17,360
	Republic of Kazakhstan	4.875%	10/14/44	5,450	5,233
7	Republic of Latvia	5.250%	2/22/17	2,000	2,002
7	Republic of Latvia	2.750%	1/12/20	4,000	4,043
7	Republic of Lithuania	7.375%	2/11/20	55,400	63,125
	Republic of Lithuania	7.375%	2/11/20	46,290	52,692
	Republic of Lithuania	6.125%	3/9/21	42,040	47,108
7	Republic of Lithuania	6.125%	3/9/21	8,205	9,207
	Republic of Namibia	5.500%	11/3/21	7,550	7,976
	Republic of Namibia	5.250%	10/29/25	8,945	8,873
	Republic of Panama	9.375%	4/1/29	2,345	3,348
	Republic of Poland	6.375%	7/15/19	53,380	59,052
	Republic of Poland	5.125%	4/21/21	23,840	25,986
	Republic of Poland	5.000%	3/23/22	46,710	50,914
12	Republic of Romania	2.750%	10/29/25	14,635	16,505
7	Republic of Serbia	5.250%	11/21/17	22,470	22,976
	Republic of Serbia	5.250%	11/21/17	11,900	12,160
	Republic of Slovakia	4.375%	5/21/22	3,000	3,248
7	Republic of Slovakia	4.375%	5/21/22	5,500	5,974
	Republic of Slovenia	5.500%	10/26/22	11,740	13,063
7	Republic of Slovenia	5.250%	2/18/24	10,700	11,810
	Republic of South Africa	5.875%	9/16/25	5,490	5,922
	Republic of Turkey	7.500%	7/14/17	119,919	122,917
	Republic of Turkey	6.750%	4/3/18	82,530	85,831
	Republic of Turkey	5.625%	3/30/21	49,325	50,743
	Republic of Turkey	4.875%	4/16/43	7,601	6,176
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,652
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,789
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	9,765	9,815
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,297
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/17	2,000	2,000
	State Bank of India	4.125%	8/1/17	33,613	33,940
	State of Israel	4.000%	6/30/22	6,700	7,163
	State of Israel	3.150%	6/30/23	6,000	6,115
	State of Israel	2.875%	3/16/26	9,635	9,463
	Statoil ASA	3.125%	8/17/17	8,956	9,034
	Statoil ASA	1.200%	1/17/18	21,105	21,040
	Statoil ASA	2.250%	11/8/19	19,500	19,635
	Statoil ASA	2.900%	11/8/20	10,000	10,193
	Statoil ASA	3.150%	1/23/22	2,000	2,043
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	4,910
	Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,722
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,701
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,889
	United Mexican States	3.625%	3/15/22	55,351	55,797

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	4.000%	10/2/23	4,885	4,921
Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	1,900	1,940
YPF SA	8.875%	12/19/18	2,440	2,679

Total Sovereign Bonds (Cost $3,416,044)				3,406,853

Taxable Municipal Bonds (0.3%)
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	255	256
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	9,545	9,592
California GO	5.950%	3/1/18	26,110	27,307
California GO	6.200%	10/1/19	13,650	15,261
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,392
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,995
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,768
Illinois GO	5.365%	3/1/17	44,595	44,722
Illinois GO	5.665%	3/1/18	4,490	4,633
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,874
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	21,719	22,004
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,094
6 Mississippi GO (Nissan North America, Inc. Project)	1.472%	11/1/17	12,180	12,168
University of California Revenue	2.054%	5/15/18	3,400	3,428
University of California Revenue	1.745%	5/15/19	6,250	6,266

Total Taxable Municipal Bonds (Cost $179,793)				181,760

Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO (Cost
$10,000)	0.770%	2/7/17	10,000	10,000

Convertible Preferred Stocks (0.0%)
11 Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)	7.250%		29,160	—

			Shares

Temporary Cash Investments (5.0%)
Money Market Fund (2.3%)
17 Vanguard Market Liquidity Fund	0.856%		13,244,953	1,324,628

			Face
			Amount
			($000)
Certificates of Deposit (1.7%)
Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.520%	8/9/17	120,805	120,909
Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.570%	10/27/17	144,565	144,714
Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.700%	1/26/18	92,300	92,323
Royal Bank of Canada (New York Branch)	1.360%	10/5/17	120,275	120,259
Royal Bank of Canada (New York Branch)	1.290%	10/27/17	193,600	193,412

38

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Svenska HandelsBanken (New York Branch)	1.280%	5/12/17	90,825	90,869
	Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	77,965	77,962
	Wells Fargo Bank NA	1.320%	10/27/17	142,610	142,502
					982,950
Commercial Paper (1.0%)
7,18	Commonwealth Bank of Australia	1.399%	9/1/17	68,360	67,812
7,18	Danske Corp.	1.502%	8/28/17	44,145	43,812
7,18	Danske Corp.	1.471%	10/16/17	48,840	48,356
18	Electricite de France	1.543%	8/9/17	18,825	18,672
7,18	Electricite de France	1.543%	8/10/17	4,885	4,845
18	Electricite de France	1.906%	1/5/18	36,140	35,490
18	Electricite de France	1.832%	1/10/18	25,045	24,633
7,18	Engie SA	1.543%	10/6/17	31,940	31,580
7,18	Engie SA	1.543%	10/10/17	21,295	21,051
7,18	Engie SA	1.520%	10/12/17	28,355	28,027
7,18	Engie SA	1.520%	10/13/17	12,285	12,143
7,18	Engie SA	1.520%	10/16/17	66,355	65,577
7,18	Engie SA	1.520%	10/18/17	32,770	32,383
7,18	Engie SA	1.543%	10/19/17	43,955	43,433
7,18	Engie SA	1.543%	10/20/17	57,230	56,548
7,18	Engie SA	1.544%	11/9/17	20,495	20,229
7,18	Engie SA	1.565%	11/10/17	20,290	20,026
7,18	Engie SA	1.565%	11/15/17	19,055	18,803

					593,420

Total Temporary Cash Investments (Cost $2,901,232)					2,900,998

Total Investments (101.3%) (Cost $58,906,608)					58,825,417
			Expiration Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.50		2/24/17	1,255	(157)
	Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		2/24/17	418	(124)
	Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.00		2/24/17	157	(15)
	Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $122.50		2/24/17	1,884	(206)
	Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $123.50		2/24/17	418	(124)
	Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $123.00		2/24/17	417	(78)
Total Liability for Options Written (Premiums Received $1,453)					(704)

Other Assets and Liabilities—Net (-1.3%)					(754,163)
Net Assets (100%)					58,070,550

1 Securities with a value of $35,429,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $23,758,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $56,117,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $8,762,543,000, representing 15.1% of net assets.
8 Security made only partial principal and/or interest payments during the period ended January 31, 2017.
9 Face amount denominated in Australian dollars.
10 Face amount denominated in British pounds.
11 Non-income-producing security--security in default.

39

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

12 Face amount denominated in euro.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Face amount denominated in Japanese yen.
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
18 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At January 31, 2017, the aggregate value of these securities was
$593,420,000, representing 1.0% of net assets.
GO—General Obligation Bond.
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
VRDO—Variable Rate Demand Obligation.
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (10.0%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	555,031	553,345
	United States Treasury Note/Bond	0.875%	4/15/19	50,000	49,554
1	United States Treasury Note/Bond	1.625%	4/30/19	163,200	164,373
	United States Treasury Note/Bond	0.875%	5/15/19	50,000	49,515
	United States Treasury Note/Bond	1.500%	5/31/19	54,000	54,219
	United States Treasury Note/Bond	0.875%	7/31/19	104,000	102,781
	United States Treasury Note/Bond	3.625%	8/15/19	10,698	11,296
2	United States Treasury Note/Bond	1.250%	10/31/21	330,000	320,410
	United States Treasury Note/Bond	1.875%	5/31/22	13,000	12,919
	United States Treasury Note/Bond	1.750%	9/30/22	13,000	12,773
	United States Treasury Note/Bond	1.625%	11/15/22	160,100	156,048
	United States Treasury Note/Bond	1.500%	2/28/23	300,000	289,032
2	United States Treasury Note/Bond	1.500%	3/31/23	300,000	288,657
	United States Treasury Note/Bond	1.750%	5/15/23	300,000	292,500
	United States Treasury Note/Bond	1.625%	5/31/23	150,000	145,078
	United States Treasury Note/Bond	1.375%	6/30/23	38,000	36,148
2	United States Treasury Note/Bond	2.250%	11/15/25	100,000	98,625
3	United States Treasury Note/Bond	1.625%	2/15/26	161,000	150,384
	United States Treasury Note/Bond	1.500%	8/15/26	2,015	1,853
					2,789,510
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.865%	8/1/32	301	311
4,5,6	Freddie Mac Non Gold Pool	3.143%	9/1/32	150	154

					465

Total U.S. Government and Agency Obligations (Cost $2,856,895)					2,789,975

Asset-Backed/Commercial Mortgage-Backed Securities (14.9%)
4	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	1,366	1,366
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	4,300	4,306
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,552
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,040	2,042
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,394
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.318%	5/15/20	7,000	7,011
4,6,7	American Homes 4 Rent 2014-SFR1	1.768%	6/17/31	998	997
4,6,7	American Homes 4 Rent 2014-SFR1	2.118%	6/17/31	970	964
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,041	4,142
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,094
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,827	6,951
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,316	5,352
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,863	2,920
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,103
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,210	6,725
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,940
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	227	228
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	1,602	1,604
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,450	1,455
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,528
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,669
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,263
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,478
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,673
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,004
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	502
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	9,850	9,858
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,560	2,571
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	4,400	4,435
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,261
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	6,970	6,988
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	4,190	4,230
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	3,040

		41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	6,460	6,456
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	2,040	2,049
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	1,960	1,974
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,354
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,355
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,123
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,354
4,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	2,090	2,089
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	830	823
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	6,825	6,574
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,482	1,559
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,480	5,447
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,443
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,221
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,641
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	10,560	10,538
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-2A	2.720%	11/20/22	8,380	8,218
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	5,022
4	Banc of America Commercial Mortgage Trust 2007-2	5.647%	4/10/49	1,282	1,283
4	Banc of America Commercial Mortgage Trust 2008-1	6.195%	2/10/51	5,416	5,551
4	Banc of America Commercial Mortgage Trust 2008-1	6.239%	2/10/51	16,641	16,989
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,806	1,884
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	360	358
4,6,7	Bank of America Student Loan Trust 2010-1A	1.838%	2/25/43	6,367	6,345
7	Bank of Montreal	1.750%	6/15/21	8,970	8,718
	Bank of Nova Scotia	1.850%	4/14/20	3,770	3,734
	Bank of Nova Scotia	1.875%	4/26/21	7,880	7,708
7	Bank of Nova Scotia	1.875%	9/20/21	8,390	8,144
4,7	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,414
4	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	15,977
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.711%	6/11/40	12,197	12,255
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	6,182	6,266
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	1.268%	7/15/20	23,160	23,179
4,6	Brazos Higher Education Authority Inc. Series 2005-3	1.197%	6/25/26	5,720	5,555
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.725%	2/25/30	8,990	8,933
4	Cabela's Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	3,160	3,177
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.438%	7/17/23	8,920	8,962
4,6	Cabela's Credit Card Master Note Trust 2016-1	1.618%	6/15/22	8,790	8,887
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,438	1,400
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,189	2,097
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,910	5,955
4	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	8,119
4	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,620
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	10,580	10,551
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	3,640	3,616
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,098
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	541
7	Canadian Imperial Bank of Commerce	2.250%	7/21/20	5,230	5,245
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	261	261
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,548
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	2,154	2,155
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,407
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,064
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,794
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,495	2,497
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	652
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,009
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	811
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	2,410	2,457

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	8,550	8,586
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	7,900	7,941
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,442
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,729
4	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	1,680	1,668
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	362
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	3,820	3,810
4	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	1,400	1,392
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	1,630	1,608
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	889
4	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	12,445	12,673
4	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	32,030	31,977
4,6	Capital One Multi-Asset Execution Trust 2016-A2	1.398%	2/15/24	9,660	9,699
4	Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	46,000	45,935
4,6,7	CARDS II Trust 2016-1A	1.468%	7/15/21	20,745	20,834
4	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,793
4	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	520	520
4	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	970	972
4	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,857
4	CarMax Auto Owner Trust 2015-1	1.830%	7/15/20	11,290	11,305
4	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	3,070	3,071
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,015
4	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	3,090	3,100
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,948
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,819
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,913
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,151
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,888
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,335
4	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	4,930	4,844
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	17,440	16,791
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.754%	12/15/47	5,260	5,970
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,803	4,780
4,6	Chase Issuance Trust 2007-C1	1.227%	4/15/19	6,100	6,100
4,6	Chase Issuance Trust 2016-A1	1.178%	5/17/21	1,577	1,582
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	38,950	38,849
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	916
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,105
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,195
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,158
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	290	293
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	7,575	7,619
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,334
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,639
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,564
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	2,370	2,391
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,718
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	5,380	5,349
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	4,680	4,614
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	6,483	6,622
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,099
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,777	5,889
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,247	2,302
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	878	923
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	2,081
4	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	885	930
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	13,869	14,736
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	961
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	27,838	28,799
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	8,946	9,416
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	9,296
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,086
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	845
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.452%	7/10/47	1,250	1,233

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	3,949	4,031
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	12,571	13,010
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,303
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.532%	10/10/47	3,270	3,236
4	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	940	952
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,401
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	9,250	9,625
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	6,190	6,453
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	900	883
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	4,848	4,777
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	17,063
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,167	5,126
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	3,545	3,375
4,6,7	Colony American Homes 2014-1A	1.918%	5/17/31	2,488	2,481
4,6,7	Colony American Homes 2014-1A	2.118%	5/17/31	1,960	1,950
4,6,7	Colony American Homes 2014-2	2.118%	7/17/31	700	694
4,6,7	Colony American Homes 2015-1	2.268%	7/17/32	440	438
4,6,7	Colony American Homes 2015-1A	1.968%	7/17/32	3,879	3,879
4,6,7	Colony Starwood Homes 2016-1A Trust	2.268%	7/17/33	6,738	6,744
4,6,7	Colony Starwood Homes 2016-1A Trust	2.918%	7/17/33	2,970	2,988
4	COMM 2007-C9 Mortgage Trust	5.785%	12/10/49	2,464	2,487
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	3,065
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,088
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,714	6,796
4,7	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,325
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,807	6,879
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	428
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,937
4,7	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	13,314
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,633	1,670
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	800	841
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,876	5,190
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	4,757	5,139
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,737	1,834
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,860	6,184
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,048	13,953
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	14,978	16,168
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	855	945
4	COMM 2013-CCRE13 Mortgage Trust	4.751%	12/10/23	1,560	1,648
4,7	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	9,280
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,415
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,020	1,066
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,030	8,398
4	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	11,250	12,209
4,7	COMM 2013-CCRE9 Mortgage Trust	4.256%	7/10/45	2,780	2,841
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,106	2,141
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,308	1,388
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	631
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,933
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,702	6,640
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	18,320	18,997
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,695	1,780
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,582	2,789
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,680
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,653
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,393
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,010	1,057
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,335	6,755
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,362
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	4,400	4,602
4	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	1,600	1,663
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	10,618	11,189
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	3,630	3,694
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,250	15,850

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	19,372	19,998
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,438	2,579
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	21,103	21,406
4	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	2,150	2,240
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	4,220	4,389
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	3,539	3,692
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	7,240	7,462
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	5,280	5,458
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	1,760	1,750
4	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	470	482
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	13,303	13,446
4	Commercial Mortgage Trust CD 2017-CD3	3.631%	2/10/50	11,570	11,953
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,300
7	Commonwealth Bank of Australia	2.125%	7/22/20	13,985	13,940
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,710
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.062%	2/15/41	3,066	3,156
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	4,003	4,129
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	6,804
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,399
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.360%	8/15/48	2,160	2,184
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	9,746	10,191
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	3,620	3,783
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	6,280	6,327
4,7	DB Master Finance LLC 2015-1A	3.262%	2/20/45	4,230	4,246
4	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	1,250	1,176
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,296
4,7	Drive Auto Receivables Trust 2015-AA	2.280%	6/17/19	1,350	1,351
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	2,750	2,774
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	2,000	2,039
4,7	Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	609	609
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	6,040	6,072
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,654
4,7	Drive Auto Receivables Trust 2015-CA	2.230%	9/16/19	1,988	1,990
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	7,675	7,749
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	5,630	5,750
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	7,187	7,207
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	9,050	9,182
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,510
4,7	Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	6,472	6,478
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	3,780	3,840
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	5,140	5,142
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	4,750	4,774
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	8,050	8,157
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,603
4,7	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	12,120	12,116
4,7	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	9,500	9,511
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,667
4,6,7	Edsouth Indenture No 9 LLC 2015-1	1.571%	10/25/56	8,436	8,259
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,565
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,202
4,7	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	18,140	18,076
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	2,750	2,731
4,6,7	Evergreen Credit Card Trust 2016-3	1.267%	11/16/20	11,910	11,934
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C02	1.971%	5/25/25	372	372
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.271%	7/25/25	745	747
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.271%	7/25/25	1,811	1,816
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.371%	4/25/28	3,213	3,223
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.471%	4/25/28	1,883	1,890
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	2.221%	1/25/29	2,156	2,169
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05	2.121%	1/25/29	1,430	1,439
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	9,430	9,712
4,7	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	6,360	6,315

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	6,370	6,372
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	5,560	5,551
4	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	17,030	17,082
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,897
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	21,838	22,029
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,909
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	11,310	11,405
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,166
4	Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	5,010	5,029
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,686
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,090
4,7	Ford Credit Auto Owner Trust 2015-REV1	2.120%	7/15/26	6,600	6,609
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	26,218
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,420
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	15,740	15,719
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	21,240	20,919
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,602
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,906
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	672
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	723
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	291
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	2,000
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	900	903
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,803
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	21,470	21,635
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.668%	2/15/21	9,790	9,894
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.388%	7/15/21	7,280	7,322
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.298%	7/15/20	14,110	14,139
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.021%	10/25/28	1,179	1,182
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.971%	10/25/28	1,130	1,148
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	1.871%	12/25/28	2,208	2,216
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.771%	12/25/28	2,760	2,812
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	604	590
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,039	5,924
4,6	GE Dealer Floorplan Master Note Trust Series 2015-2	1.427%	1/20/22	24,050	24,142
4,7	GM Financial Automobile Leasing Trust 2014-2A	1.620%	2/20/18	8,000	8,011
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	1,650	1,653
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,611
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,342
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	9,050	9,067
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	1,310	1,312
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,897
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,899
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	17,520	17,479
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,919
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	11,985
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	3,770	3,762
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	1.618%	5/17/21	21,360	21,379

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,237
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,868
4,6,7	Golden Credit Card Trust 2015-1A	1.208%	2/15/20	35,000	35,019
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,487
4,7	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	21,740	21,488
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,040
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	1,680	1,685
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2016-1	1.990%	4/20/22	10,580	10,526
4,7	GS Mortgage Securities Trust 2010-C2	5.184%	12/10/43	1,370	1,511
4,7	GS Mortgage Securities Trust 2011-GC3	5.633%	3/10/44	2,650	2,882
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,688
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,649
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,120
4	GS Mortgage Securities Trust 2012-GCJ7	5.724%	5/10/45	2,140	2,289
4	GS Mortgage Securities Trust 2013-GC13	4.033%	7/10/46	179	194
4,7	GS Mortgage Securities Trust 2013-GC13	4.066%	7/10/46	1,210	1,258
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,976	4,039
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,591
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,928	1,956
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	836
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	4,295	4,561
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	114
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	10,450	11,008
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	607
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	11,855	12,503
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	6,973
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,790
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,636
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	2,150	2,233
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	9,251
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	10,253	10,414
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	4,788	4,868
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,490	15,166
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	7,100	7,251
4	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	2,610	2,695
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	8,844
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	4,093	4,099
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	16,350	16,234
4,7	Hertz Vehicle Financing LLC 2015-1A	2.730%	3/25/21	11,150	11,132
4,7	Hertz Vehicle Financing LLC 2015-3A	2.670%	9/25/21	9,400	9,292
4,7	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	14,020	13,929
4,7	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	8,500	8,421
4,7	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	8,970	8,736
4,7	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,560	7,719
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	4,000	3,930
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,872
4,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	550
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	7,250	7,268
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,151
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,207
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,371
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,923
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,705
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,157
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,206
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,399
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,315
4,7	Icon Brands Holdings LLC 2012-1A	4.229%	1/25/43	3,386	3,082
6	Illinois Student Assistance Commission Series 2010-1	2.088%	4/25/22	2,967	2,969
4,6,7	Invitation Homes 2014-SFR1 Trust	2.268%	6/17/31	8,625	8,615
4,6,7	Invitation Homes 2014-SFR2 Trust	1.868%	9/17/31	2,486	2,482
4,6,7	Invitation Homes 2014-SFR2 Trust	2.368%	9/17/31	700	699

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6,7	Invitation Homes 2015-SFR2 Trust	2.118%	6/17/32	2,859	2,859
4,6,7	Invitation Homes 2015-SFR2 Trust	2.418%	6/17/32	1,510	1,510
4,6,7	Invitation Homes 2015-SFR3 Trust	2.518%	8/17/32	1,650	1,650
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,477	6,585
4	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,315	1,318
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	2,020	2,000
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	18,492	18,862
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	3,567	3,618
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	635	635
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	1,482	1,499
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	7,411	7,717
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	892	906
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,234
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.539%	11/15/43	2,313	2,466
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.539%	11/15/43	2,730	2,863
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	5,994	6,168
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	7,229	7,852
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,381
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,000	4,418
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	4,482	4,693
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,948	5,032
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	22,630	23,234
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,436
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	6,113	6,207
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,725
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	301	319
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	2,550	2,537
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,215	1,278
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	311	328
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	29,810	32,138
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	2,135	2,354
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	960	1,005
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	6,234	6,252
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	9,935
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.363%	7/15/45	6,780	6,961

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,272	5,542
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	5,000	5,281
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,572	1,664
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	6,118	6,597
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	904	923
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	421
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,935
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.046%	11/15/45	1,300	1,376
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,256	4,596
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	12,680	13,561
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	643
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	2,500	2,733
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	1,000	1,025
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,910	3,096
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	705
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.493%	8/15/47	5,570	5,737
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,117	2,197
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	6,150	6,209
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	5,120	5,256
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	9,823	9,851
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	4,752
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.559%	7/15/48	7,120	7,429
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	8,840	9,232
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,369
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	1,520	1,585
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	5,327	5,487
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.562%	12/15/48	1,225	1,277
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	7,612
4	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	11,043	11,045
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	14,545	14,871
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	924
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,310
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	10,345	10,514
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	627	622
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,880	2,888
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,572

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	4,580	4,498
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	8,364	8,662
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	16,040	16,839
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	6,233	6,320
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.084%	7/15/46	1,830	1,892
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.084%	7/15/46	1,183	1,265
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	613	619
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	11,427	12,117
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.170%	8/15/46	7,317	7,852
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	1,005	1,063
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	1,940	2,094
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	431
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,506
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,020
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	13,083
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,461
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,715
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	11,716	12,260
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	20,825	22,182
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.894%	4/15/47	1,140	1,194
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	7,173	7,605
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	990
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.323%	6/15/47	2,400	2,577
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.756%	6/15/47	2,400	2,494
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	28,696	29,962
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	1,380	1,445
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	5,430	5,736
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	1,080	1,118
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	3,940	4,051
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	765	775
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	12,573	12,667
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C22	3.306%	4/15/48	14,889	15,066

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	17,750	18,484
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,410
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	7,223	7,539
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.383%	10/15/48	4,075	4,199
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	4,397	4,578
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	700	708
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.753%	5/15/49	1,090	1,121
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	19,340	19,936
4	Morgan Stanley Capital I Trust 2007-IQ15	5.904%	6/11/49	4,403	4,461
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	3,860	3,916
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,336
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,535
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,316	6,340
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,621
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,900
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,430	4,584
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	12,181	12,756
4	Morgan Stanley Capital I Trust 2015-UBS8	4.591%	12/15/48	3,210	3,278
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	21,780	20,954
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	4,770	4,931
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	11,190	11,122
7	National Australia Bank Ltd.	2.250%	3/16/21	3,820	3,789
4,6,7	Navient Student Loan Trust 2016-2	1.821%	6/25/65	2,420	2,435
4,6,7	Navient Student Loan Trust 2016-3	1.621%	6/25/65	2,050	2,054
4,6,7	Navient Student Loan Trust 2016-6A	1.521%	3/25/66	12,400	12,443
4,6,7	Navistar Financial Dealer Note Master Trust 2016-1A	2.121%	9/27/21	15,350	15,368
4,6	New Mexico Educational Assistance Foundation 2013-1	1.317%	1/2/25	3,380	3,323
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,758
4	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	21,640	21,635
4,6	Nissan Master Owner Trust Receivables Series 2016-A	1.408%	6/15/21	14,755	14,834
6	North Carolina State Education Assistance Authority
	2011-1	1.938%	1/26/26	1,393	1,391
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	121	128
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	8,961
4,6,7	Pepper Residential Securities Trust 2017A-A1UA	1.863%	3/10/58	14,360	14,351
4,6,7	PFS Financing Corp. 2014-AA	1.367%	2/15/19	1,600	1,600
4,6,7	PFS Financing Corp. 2015-AA	1.388%	4/15/20	3,500	3,493
4,6,7	PHEAA Student Loan Trust 2016-2A	1.721%	11/25/65	17,740	17,842
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	4,900	4,900
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,476	2,459
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,389	9,433
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,496
4,6,7	Resimac Premier Series 2014-1A	1.653%	12/12/45	2,320	2,312
4,6,7	Resimac Premier Series 2016-1A	2.153%	10/10/47	24,122	24,138
	Royal Bank of Canada	2.200%	9/23/19	8,673	8,715
	Royal Bank of Canada	2.100%	10/14/20	11,530	11,472
4	Royal Bank of Canada	1.875%	2/5/21	13,500	13,423
	Royal Bank of Canada	2.300%	3/22/21	10,085	10,053
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	1,899	1,901
4	Santander Drive Auto Receivables Trust 2015-3	1.490%	6/17/19	3,390	3,392
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,261
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	6,585	6,591
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	9,470	9,515
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	9,420	9,518
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,683

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	2,450	2,455
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,613
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,466
4	Santander Drive Auto Receivables Trust 2016-3	1.500%	8/17/20	7,130	7,107
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	8,060	8,012
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,305
7	SBA Tower Trust	3.156%	10/15/20	3,970	4,004
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	5,850	5,801
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	5,460	5,376
4,6,7	Silver Bay Realty 2014-1 Trust	1.768%	9/17/31	2,217	2,207
4,6,7	Silver Bay Realty 2014-1 Trust	2.218%	9/17/31	498	494
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	1,319	1,351
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	8,787	8,969
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	4,114	4,278
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	2,486	2,521
4,6,7	SLM Private Education Loan Trust 2013-A	1.817%	5/17/27	5,400	5,420
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,722
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	3,000	2,981
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	2,868
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	2,002
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	900	900
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	755
4,6	SLM Student Loan Trust 2005-5	1.138%	4/25/25	1,295	1,292
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,785
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	6,210	6,161
4,6,7	SMB Private Education Loan Trust 2016-B	2.218%	2/17/32	4,480	4,556
4,6,7	SMB Private Education Loan Trust 2016-C	1.867%	9/15/34	5,600	5,598
4,6,7	SMB Private Education Loan Trust 2017-A	0.000%	9/15/34	6,300	6,300
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,300	4,298
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	2,235	2,209
4,7	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	2,340	2,308
4,6,7	SoFi Professional Loan Program 2016-D LLC	1.721%	1/25/39	2,911	2,925
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,990
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,288
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,920
7	Stadshypotek AB	1.750%	4/9/20	8,294	8,144
4,6,7	SWAY Residential 2014-1 Trust	2.068%	1/17/32	6,343	6,340
4	Synchrony Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	30,000	30,275
4	Synchrony Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	1,880	1,881
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	6,670	6,720
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,406
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	23,620	23,763
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,179
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	14,370	14,238
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	9,890	9,813
4,7	Taco Bell Funding LLC 2016-1A	3.832%	5/25/46	3,830	3,847
4,7	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,691	3,744
4,7	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,905	5,944
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	3,445	3,444
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,160	2,206
7	Toronto-Dominion Bank	1.950%	4/2/20	8,400	8,351
7	Toronto-Dominion Bank	2.250%	3/15/21	14,940	14,846
4,6,7	Trafigura Securitisation Finance plc 2014-1A	1.717%	10/15/18	5,720	5,709
4,6,7	Trillium Credit Card Trust II 2016-1A	1.493%	5/26/21	53,860	54,084
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,279
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,555	6,746
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,616	5,657
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	4,067
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,181
4,7	Verizon Owner Trust 2016-2A	1.680%	5/20/21	20,870	20,774
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,861	8,985
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,157

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	670
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	508
4,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	12,420	12,406
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,105
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,442
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	6,389	6,494
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,449
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	954	1,012
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,745	8,357
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,493
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	11,894
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	8,920	9,375
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	732
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,566
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,457
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	2,410	2,472
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	1,110	1,133
4	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	1,840	1,864
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	29,401
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	21,473	21,541
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.278%	2/15/48	1,260	1,294
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	7,880	8,040
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	3,900	4,019
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	9,375	9,686
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,323
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,432
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,537
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,350
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.496%	9/15/58	2,740	2,737
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	6,842	7,170
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,156
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.540%	9/15/58	5,225	5,224
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.556%	12/15/47	1,510	1,564
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	4,761	4,964
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	5,750	5,903
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	7,730	8,061
4,6	Wells Fargo Dealer Floorplan Master Note Trust Series
	2012-2	1.527%	4/22/19	13,000	13,013
4,6	Wells Fargo Dealer Floorplan Master Note Trust Series
	2014-2	1.227%	10/20/19	4,400	4,401
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	4,622	4,633
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	7,179	7,077
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,281	2,203
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,292
7	Westpac Banking Corp.	2.000%	3/3/20	13,770	13,708
7	Westpac Banking Corp.	2.250%	11/9/20	7,430	7,411
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	4,819
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,110	6,555
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,340
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,042	6,302
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,421
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,713	3,794
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	11,049	11,196
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,942
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,258
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	2,133	2,240
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,500
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	373
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	2,116	2,221
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,370
4	WFRBS Commercial Mortgage Trust 2013-C18	4.664%	12/15/46	1,085	1,194
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	2,130	2,243
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	11,334
4	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,020	3,162

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	15,599
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,554
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,420
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,520	1,557
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,235	13,782
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	726
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,413
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,404
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,179	14,648
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	177
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	560	588
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	11,576	12,345
4,7	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	1,545	1,542
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	4,004
4,6	World Financial Network Credit Card Master Note Trust
	Series 2015-A	1.248%	2/15/22	8,755	8,770
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	12,000	11,986
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	7,910	7,803

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,151,381)					4,145,166

Corporate Bonds (67.2%)
Finance (29.4%)
	Banking (19.5%)
7	ABN AMRO Bank NV	2.500%	10/30/18	27,285	27,538
7	ABN AMRO Bank NV	4.750%	7/28/25	6,126	6,228
7	ABN AMRO Bank NV	4.800%	4/18/26	4,000	4,083
	American Express Co.	2.650%	12/2/22	16,082	15,928
	American Express Credit Corp.	1.700%	10/30/19	4,669	4,628
	American Express Credit Corp.	2.375%	5/26/20	4,700	4,710
	American Express Credit Corp.	2.250%	5/5/21	7,448	7,350
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	15,852	15,688
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	8,270	8,472
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,175
	Bank of America Corp.	3.300%	1/11/23	29,767	29,783
4	Bank of America Corp.	3.124%	1/20/23	28,235	28,152
	Bank of America Corp.	4.125%	1/22/24	33,430	34,625
	Bank of America Corp.	3.875%	8/1/25	10,000	10,082
	Bank of America Corp.	4.450%	3/3/26	8,900	9,079
4	Bank of America Corp.	3.824%	1/20/28	23,700	23,473
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,017	3,054
	Bank of New York Mellon Corp.	2.450%	11/27/20	14,339	14,379
	Bank of New York Mellon Corp.	4.150%	2/1/21	21,944	23,278
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,556
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,716
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,605
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,550
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,163
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,587
	Bank of New York Mellon Corp.	2.800%	5/4/26	10,780	10,302
4	Bank of New York Mellon Corp.	3.442%	2/7/28	26,870	26,870
	Bank of New York Mellon Corp.	3.000%	10/30/28	12,000	11,391
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,088
	Bank of Nova Scotia	4.500%	12/16/25	10,770	11,175
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	11,110	11,001
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	23,856	23,887
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	18,410	18,479
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	11,265	11,136
	Barclays plc	2.750%	11/8/19	3,061	3,073
	Barclays plc	3.684%	1/10/23	15,765	15,759
	Barclays plc	3.650%	3/16/25	10,000	9,630
	Barclays plc	4.337%	1/10/28	6,265	6,257
	BB&T Corp.	5.250%	11/1/19	12,000	12,942

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	3.950%	3/22/22	4,400	4,598
	BNP Paribas SA	2.400%	12/12/18	3,150	3,180
	BNP Paribas SA	5.000%	1/15/21	44,350	48,110
	BNP Paribas SA	3.250%	3/3/23	6,235	6,289
7	BNP Paribas SA	3.800%	1/10/24	17,730	17,750
8	BPCE SA	3.500%	4/24/20	1,100	837
	BPCE SA	2.750%	12/2/21	30,005	29,814
	BPCE SA	4.000%	4/15/24	22,340	23,100
	Branch Banking & Trust Co.	2.850%	4/1/21	10,425	10,564
	Branch Banking & Trust Co.	2.625%	1/15/22	37,765	37,653
	Branch Banking & Trust Co.	3.625%	9/16/25	27,345	27,737
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,467
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,559
	Capital One Financial Corp.	3.750%	7/28/26	20,000	19,285
	Capital One NA	1.500%	3/22/18	7,000	6,973
	Citigroup Inc.	2.900%	12/8/21	34,370	34,185
	Citigroup Inc.	4.500%	1/14/22	12,970	13,791
	Citigroup Inc.	3.375%	3/1/23	16,000	16,075
	Citigroup Inc.	3.875%	10/25/23	28,736	29,568
	Citigroup Inc.	5.500%	9/13/25	9,000	9,817
	Citigroup Inc.	4.600%	3/9/26	5,177	5,316
	Citigroup Inc.	3.200%	10/21/26	44,200	41,884
4,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
7	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,898
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	2,989
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,427
	Commonwealth Bank of Australia	2.400%	11/2/20	11,075	11,007
6,8	Commonwealth Bank of Australia	2.990%	7/12/21	2,840	2,168
7	Commonwealth Bank of Australia	2.000%	9/6/21	6,480	6,288
6,8	Commonwealth Bank of Australia	3.705%	11/5/24	13,200	10,062
7	Commonwealth Bank of Australia	4.500%	12/9/25	20,945	21,480
7	Commonwealth Bank of Australia	2.850%	5/18/26	15,715	14,981
6,8	Commonwealth Bank of Australia	4.420%	6/3/26	3,200	2,485
	Cooperatieve Rabobank UA	2.250%	1/14/20	15,590	15,607
	Cooperatieve Rabobank UA	2.500%	1/19/21	29,940	29,849
	Cooperatieve Rabobank UA	3.875%	2/8/22	53,100	55,674
	Cooperatieve Rabobank UA	3.950%	11/9/22	30,660	31,388
	Cooperatieve Rabobank UA	4.625%	12/1/23	75,134	79,331
	Cooperatieve Rabobank UA	4.375%	8/4/25	41,550	42,359
	Credit Suisse AG	2.300%	5/28/19	9,820	9,853
	Credit Suisse AG	3.000%	10/29/21	40,000	40,211
	Credit Suisse AG	3.625%	9/9/24	69,650	69,803
7	Credit Suisse Group AG	3.574%	1/9/23	19,555	19,444
7	Credit Suisse Group AG	4.282%	1/9/28	31,610	31,366
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	12,935	13,045
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	29,700	29,548
7	Danske Bank A/S	2.800%	3/10/21	34,815	35,068
7	Deutsche Bank AG	4.250%	10/14/21	43,020	43,252
	Discover Bank	7.000%	4/15/20	3,665	4,084
	Fifth Third Bank	2.875%	10/1/21	12,105	12,218
	Fifth Third Bank	3.850%	3/15/26	2,790	2,796
	First Republic Bank	2.375%	6/17/19	11,791	11,773
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,322
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	58,008
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,611
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,894	21,742
	Goldman Sachs Group Inc.	5.250%	7/27/21	22,087	24,187
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	58,832
	Goldman Sachs Group Inc.	3.000%	4/26/22	42,225	41,944
	Goldman Sachs Group Inc.	4.000%	3/3/24	35,858	36,948
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	26,456
10	Goldman Sachs Group Inc.	1.250%	5/1/25	10,279	10,784
	Goldman Sachs Group Inc.	3.750%	5/22/25	91,557	91,545
	Goldman Sachs Group Inc.	3.850%	1/26/27	41,750	41,472

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	4.875%	8/24/20	24,478	26,023
HSBC Holdings plc	3.400%	3/8/21	25,540	26,018
HSBC Holdings plc	2.950%	5/25/21	16,715	16,707
HSBC Holdings plc	2.650%	1/5/22	66,585	65,217
HSBC Holdings plc	4.000%	3/30/22	40,100	41,591
HSBC Holdings plc	3.600%	5/25/23	95,710	96,454
HSBC Holdings plc	4.250%	3/14/24	17,500	17,659
HSBC Holdings plc	4.300%	3/8/26	17,696	18,218
HSBC Holdings plc	3.900%	5/25/26	26,130	26,106
HSBC Holdings plc	4.375%	11/23/26	9,010	9,041
HSBC USA Inc.	2.375%	11/13/19	17,185	17,265
Huntington National Bank	2.400%	4/1/20	7,000	6,968
Huntington National Bank	2.875%	8/20/20	5,600	5,682
JPMorgan Chase & Co.	4.400%	7/22/20	18,510	19,696
JPMorgan Chase & Co.	4.250%	10/15/20	21,790	23,112
JPMorgan Chase & Co.	2.550%	10/29/20	61,384	61,488
JPMorgan Chase & Co.	2.550%	3/1/21	50,935	50,779
JPMorgan Chase & Co.	4.625%	5/10/21	22,450	24,191
JPMorgan Chase & Co.	2.400%	6/7/21	10,160	10,020
JPMorgan Chase & Co.	2.295%	8/15/21	15,250	14,950
JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,225
JPMorgan Chase & Co.	4.500%	1/24/22	28,610	30,703
JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,705
JPMorgan Chase & Co.	2.972%	1/15/23	51,005	50,597
JPMorgan Chase & Co.	2.700%	5/18/23	26,538	25,846
JPMorgan Chase & Co.	3.875%	2/1/24	22,900	23,657
JPMorgan Chase & Co.	3.625%	5/13/24	6,336	6,447
JPMorgan Chase & Co.	3.125%	1/23/25	17,320	16,964
JPMorgan Chase & Co.	3.200%	6/15/26	8,186	7,914
4 JPMorgan Chase & Co.	3.782%	2/1/28	35,650	35,476
KeyBank NA	3.300%	6/1/25	20,000	19,882
10 Leeds Building Society	1.375%	5/5/22	18,451	19,710
Lloyds Bank plc	2.700%	8/17/20	13,573	13,641
Lloyds Bank plc	6.375%	1/21/21	9,172	10,431
Lloyds Banking Group plc	3.000%	1/11/22	12,220	12,186
Lloyds Banking Group plc	4.650%	3/24/26	10,780	10,882
Lloyds Banking Group plc	3.750%	1/11/27	34,950	34,291
7 Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,762
7 Macquarie Bank Ltd.	4.875%	6/10/25	3,160	3,206
Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,812
Manufacturers & Traders Trust Co.	2.900%	2/6/25	22,400	21,942
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	103,235	103,584
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	38,765	37,648
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,975	8,643
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	24,690	25,085
7 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,023
7 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	28,981
Morgan Stanley	7.300%	5/13/19	5,000	5,554
Morgan Stanley	5.625%	9/23/19	20,500	22,190
Morgan Stanley	5.500%	1/26/20	16,035	17,407
Morgan Stanley	5.500%	7/24/20	12,000	13,102
Morgan Stanley	5.750%	1/25/21	24,000	26,581
Morgan Stanley	2.500%	4/21/21	3,224	3,183
Morgan Stanley	5.500%	7/28/21	26,800	29,676
Morgan Stanley	2.625%	11/17/21	51,815	51,000
Morgan Stanley	3.875%	4/29/24	21,900	22,334
Morgan Stanley	4.000%	7/23/25	53,181	54,133
Morgan Stanley	3.875%	1/27/26	45,709	45,998
10 Morgan Stanley	1.375%	10/27/26	10,060	10,380
Morgan Stanley	3.625%	1/20/27	38,965	38,336
MUFG Americas Holdings Corp.	2.250%	2/10/20	3,400	3,369
MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,376
MUFG Americas Holdings Corp.	3.000%	2/10/25	12,000	11,558
National Australia Bank Ltd.	1.875%	7/12/21	7,690	7,438

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Australia Bank Ltd.	2.800%	1/10/22	19,580	19,588
	National Australia Bank Ltd.	3.000%	1/20/23	14,320	14,319
7	National Australia Bank Ltd.	3.500%	1/10/27	36,680	36,614
7	Nationwide Building Society	2.350%	1/21/20	2,407	2,397
4,10	Nationwide Building Society	4.125%	3/20/23	15,323	17,144
7	Nordea Bank AB	2.500%	9/17/20	4,715	4,698
	Northern Trust Co.	6.500%	8/15/18	4,000	4,282
	Northern Trust Corp.	3.450%	11/4/20	500	521
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,553
	People's United Financial Inc.	3.650%	12/6/22	11,405	11,525
	PNC Bank NA	6.875%	4/1/18	12,085	12,760
	PNC Bank NA	2.600%	7/21/20	15,120	15,259
	PNC Bank NA	2.450%	11/5/20	2,218	2,223
	PNC Bank NA	2.150%	4/29/21	268	264
	PNC Bank NA	2.550%	12/9/21	15,425	15,348
	PNC Bank NA	2.700%	11/1/22	41,080	40,584
	PNC Bank NA	2.950%	1/30/23	15,000	14,911
	PNC Bank NA	3.800%	7/25/23	15,750	16,412
	PNC Bank NA	3.300%	10/30/24	19,634	19,725
	PNC Bank NA	2.950%	2/23/25	16,680	16,326
	PNC Bank NA	3.250%	6/1/25	61,302	61,295
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,443
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,694
	PNC Funding Corp.	6.700%	6/10/19	12,000	13,271
	PNC Funding Corp.	5.125%	2/8/20	21,243	22,973
	PNC Funding Corp.	4.375%	8/11/20	23,000	24,492
	Regions Bank	7.500%	5/15/18	1,732	1,851
	Royal Bank of Canada	1.500%	7/29/19	15,910	15,735
	Royal Bank of Canada	2.350%	10/30/20	11,539	11,538
	Royal Bank of Canada	2.750%	2/1/22	13,890	13,960
	Royal Bank of Canada	4.650%	1/27/26	4,880	5,170
	Royal Bank of Scotland Group plc	3.875%	9/12/23	13,630	13,222
	Santander Bank NA	8.750%	5/30/18	5,000	5,393
	Santander UK Group Holdings plc	3.571%	1/10/23	11,035	11,070
11	Santander UK Group Holdings plc	3.625%	1/14/26	4,479	5,707
	Santander UK plc	2.500%	3/14/19	8,926	8,971
	Santander UK plc	2.350%	9/10/19	24,966	24,994
	Santander UK plc	4.000%	3/13/24	30,121	31,116
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	2,825	2,824
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	11,715	11,318
	State Street Corp.	2.550%	8/18/20	6,746	6,826
	State Street Corp.	3.100%	5/15/23	15,025	15,171
	State Street Corp.	3.700%	11/20/23	32,620	34,117
	State Street Corp.	3.300%	12/16/24	27,435	27,659
	State Street Corp.	3.550%	8/18/25	36,058	36,828
4	State Street Corp.	5.250%	12/29/49	2,620	2,725
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,022
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,491
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	5,029
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	13,550	13,598
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	32,903	31,820
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	24,175	23,710
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	43,905	40,389
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	10,000	9,479
	SunTrust Bank	3.300%	5/15/26	10,000	9,633
	SunTrust Banks Inc.	2.900%	3/3/21	6,318	6,389
	Svenska Handelsbanken AB	2.450%	3/30/21	30,565	30,419
	Svenska Handelsbanken AB	1.875%	9/7/21	18,490	17,857
	Synchrony Financial	4.250%	8/15/24	12,750	13,004
	Synchrony Financial	4.500%	7/23/25	31,350	32,214
	Synchrony Financial	3.700%	8/4/26	12,237	11,844
	Toronto-Dominion Bank	1.450%	8/13/19	3,900	3,851
	Toronto-Dominion Bank	2.500%	12/14/20	40,480	40,670
	Toronto-Dominion Bank	2.125%	4/7/21	50,210	49,484

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	2,760	2,760
7	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	4,195	4,068
10	UBS Group Funding Jersey Ltd.	1.500%	11/30/24	18,092	19,433
4	United Overseas Bank Ltd.	3.750%	9/19/24	5,000	5,088
4	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	2,882
	US Bancorp	2.350%	1/29/21	8,500	8,503
	US Bancorp	4.125%	5/24/21	19,555	20,928
	US Bancorp	3.000%	3/15/22	23,724	24,142
	US Bancorp	2.950%	7/15/22	35,200	35,448
	US Bancorp	3.700%	1/30/24	18,500	19,191
	US Bancorp	3.600%	9/11/24	14,800	15,075
	US Bancorp	3.100%	4/27/26	18,611	18,141
	US Bank NA	2.800%	1/27/25	14,400	14,006
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	2.600%	7/22/20	14,235	14,309
	Wells Fargo & Co.	4.600%	4/1/21	16,673	17,891
	Wells Fargo & Co.	2.100%	7/26/21	32,370	31,436
8	Wells Fargo & Co.	3.000%	7/27/21	33,950	25,284
6,8	Wells Fargo & Co.	3.090%	7/27/21	7,450	5,686
	Wells Fargo & Co.	3.069%	1/24/23	38,055	37,930
	Wells Fargo & Co.	3.450%	2/13/23	36,700	36,980
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,606
	Wells Fargo & Co.	3.300%	9/9/24	57,524	56,983
	Wells Fargo & Co.	3.000%	2/19/25	42,300	40,508
11	Wells Fargo & Co.	2.000%	7/28/25	2,937	3,545
	Wells Fargo & Co.	3.550%	9/29/25	17,459	17,354
	Wells Fargo & Co.	3.000%	4/22/26	12,000	11,374
	Wells Fargo Bank NA	2.150%	12/6/19	31,575	31,538
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,563
	Westpac Banking Corp.	2.600%	11/23/20	15,885	15,935
	Westpac Banking Corp.	2.100%	5/13/21	25,290	24,739
6,8	Westpac Banking Corp.	2.940%	6/3/21	2,600	1,983
	Westpac Banking Corp.	2.000%	8/19/21	29,790	28,927
	Westpac Banking Corp.	2.800%	1/11/22	32,995	32,954
6,8	Westpac Banking Corp.	3.820%	3/14/24	5,700	4,354
	Westpac Banking Corp.	2.850%	5/13/26	18,830	17,952
4	Westpac Banking Corp.	4.322%	11/23/31	56,619	56,491
	Brokerage (1.1%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,471	10,578
	Ameriprise Financial Inc.	7.300%	6/28/19	3,200	3,583
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,384
	Ameriprise Financial Inc.	3.700%	10/15/24	15,000	15,301
7	Apollo Management Holdings LP	4.400%	5/27/26	17,655	17,841
	BlackRock Inc.	4.250%	5/24/21	4,250	4,577
	BlackRock Inc.	3.375%	6/1/22	12,000	12,454
	Charles Schwab Corp.	4.450%	7/22/20	6,500	6,967
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,324
	CME Group Inc.	3.000%	3/15/25	13,500	13,450
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,090
	Franklin Resources Inc.	2.800%	9/15/22	11,000	11,034
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	36,335
	Invesco Finance plc	3.125%	11/30/22	30,485	30,636
	Invesco Finance plc	4.000%	1/30/24	21,300	22,236
	Invesco Finance plc	3.750%	1/15/26	15,323	15,554
	Jefferies Group LLC	5.125%	1/20/23	5,000	5,247
	Jefferies Group LLC	4.850%	1/15/27	12,440	12,371
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,019
9	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stifel Financial Corp.	3.500%	12/1/20	9,435	9,488
Stifel Financial Corp.	4.250%	7/18/24	11,830	11,844
TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	16,875
TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,556
Finance Companies (0.9%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.750%	5/15/19	4,645	4,755
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.500%	5/15/21	6,480	6,755
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.950%	2/1/22	6,170	6,270
Air Lease Corp.	3.375%	1/15/19	6,175	6,306
Air Lease Corp.	4.250%	9/15/24	12,595	12,847
GE Capital International Funding Co.	2.342%	11/15/20	73,763	73,907
GE Capital International Funding Co.	3.373%	11/15/25	20,081	20,482
GE Capital International Funding Co.	4.418%	11/15/35	38,400	40,289
HSBC Finance Corp.	6.676%	1/15/21	63,939	71,998
International Lease Finance Corp.	4.625%	4/15/21	2,845	2,980
7 Peachtree Corners Funding Trust	3.976%	2/15/25	7,888	7,768
7 SMBC Aviation Capital Finance DAC	2.650%	7/15/21	1,015	980
Insurance (5.4%)
Aetna Inc.	2.400%	6/15/21	4,993	5,014
Aetna Inc.	2.750%	11/15/22	29,020	28,943
Aetna Inc.	2.800%	6/15/23	35,010	34,607
Aetna Inc.	3.500%	11/15/24	10,000	10,142
Aetna Inc.	3.200%	6/15/26	77,925	78,103
Aflac Inc.	4.000%	2/15/22	2,000	2,114
Aflac Inc.	3.625%	6/15/23	16,000	16,595
Aflac Inc.	3.625%	11/15/24	5,000	5,127
7 AIA Group Ltd.	3.200%	3/11/25	40,589	39,147
7 AIG Global Funding	2.700%	12/15/21	3,910	3,892
Alleghany Corp.	4.950%	6/27/22	2,586	2,805
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	12,860	12,697
4 Allstate Corp.	5.750%	8/15/53	5,000	5,275
Alterra Finance LLC	6.250%	9/30/20	8,000	8,912
American Financial Group Inc.	9.875%	6/15/19	10,000	11,668
American Financial Group Inc.	3.500%	8/15/26	11,725	11,236
American International Group Inc.	4.875%	6/1/22	10,215	11,146
American International Group Inc.	3.750%	7/10/25	14,650	14,690
American International Group Inc.	3.900%	4/1/26	11,640	11,737
Anthem Inc.	4.350%	8/15/20	2,000	2,118
Anthem Inc.	3.700%	8/15/21	3,090	3,192
Aon plc	3.500%	6/14/24	7,012	7,002
Arch Capital Finance LLC	4.011%	12/15/26	11,735	11,897
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,700
AXIS Specialty Finance LLC	5.875%	6/1/20	9,240	10,184
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,155
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	14,140	14,453
Berkshire Hathaway Inc.	2.750%	3/15/23	108,008	107,888
Berkshire Hathaway Inc.	3.125%	3/15/26	83,173	82,478
Brown & Brown Inc.	4.200%	9/15/24	15,000	15,076
Chubb INA Holdings Inc.	2.875%	11/3/22	7,825	7,885
Chubb INA Holdings Inc.	2.700%	3/13/23	20,325	20,122
Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	40,432
Chubb INA Holdings Inc.	3.150%	3/15/25	34,985	34,907
CNA Financial Corp.	5.875%	8/15/20	5,000	5,532
Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,430
First American Financial Corp.	4.600%	11/15/24	12,000	11,921
7 Five Corners Funding Trust	4.419%	11/15/23	26,084	27,633
Hanover Insurance Group Inc.	4.500%	4/15/26	6,900	6,977
Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,193
Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	10,764
7 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,588

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
10	Liberty Mutual Group Inc.	2.750%	5/4/26	5,273	5,831
	Loews Corp.	2.625%	5/15/23	8,000	7,834
	Manulife Financial Corp.	4.900%	9/17/20	24,150	25,926
	Manulife Financial Corp.	4.150%	3/4/26	28,235	29,604
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,283
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,268
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	5,425	5,420
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,475
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,607
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	38,110	38,748
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	34,351	34,467
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	985	973
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,254
	MetLife Inc.	4.368%	9/15/23	44,800	48,160
4	MetLife Inc.	5.250%	12/29/49	2,635	2,707
7	Metropolitan Life Global Funding I	3.000%	1/10/23	22,728	22,778
7	Metropolitan Life Global Funding I	3.450%	12/18/26	23,455	23,550
7	New York Life Global Funding	1.950%	2/11/20	1,595	1,588
7	New York Life Global Funding	2.900%	1/17/24	12,540	12,516
10	NN Group NV	1.000%	3/18/22	6,290	6,859
4,10	NN Group NV	4.625%	4/8/44	7,983	9,061
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,071
11	PGH Capital plc	5.750%	7/7/21	2,660	3,724
11	PGH Capital plc	6.625%	12/18/25	960	1,280
	Principal Financial Group Inc.	3.100%	11/15/26	9,775	9,413
4	Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,508
7	Principal Life Global Funding II	2.200%	4/8/20	10,650	10,586
	Progressive Corp.	2.450%	1/15/27	20,555	19,114
4	Progressive Corp.	6.700%	6/15/67	17,872	17,693
	Prudential Financial Inc.	2.350%	8/15/19	1,950	1,966
	Prudential Financial Inc.	4.500%	11/16/21	4,025	4,346
4	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,413
4	Prudential Financial Inc.	5.625%	6/15/43	7,875	8,298
4	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,522
4	Prudential Financial Inc.	5.375%	5/15/45	7,150	7,364
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,458
	Reinsurance Group of America Inc.	4.700%	9/15/23	11,430	12,213
	Reinsurance Group of America Inc.	3.950%	9/15/26	26,655	26,651
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,105
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,608
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,347
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,091
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,640	7,626
7	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	28,771	29,273
10	Trinity Acquisition plc	2.125%	5/26/22	6,720	7,368
	Trinity Acquisition plc	4.625%	8/15/23	3,000	3,137
	Trinity Acquisition plc	4.400%	3/15/26	14,815	15,013
	UnitedHealth Group Inc.	2.700%	7/15/20	3,870	3,933
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,753
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,070
	UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,152
	UnitedHealth Group Inc.	2.875%	3/15/22	26,816	27,129
	UnitedHealth Group Inc.	3.350%	7/15/22	17,660	18,211
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,914
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	9,018
	UnitedHealth Group Inc.	3.750%	7/15/25	42,070	43,704
	UnitedHealth Group Inc.	3.450%	1/15/27	9,500	9,627
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,193
	XLIT Ltd.	6.375%	11/15/24	4,745	5,509
	Real Estate Investment Trusts (2.5%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	17,155	17,028
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,526

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,000	2,027
AvalonBay Communities Inc.	2.950%	5/11/26	35,000	33,482
Boston Properties LP	3.125%	9/1/23	2,654	2,623
Boston Properties LP	3.800%	2/1/24	3,375	3,435
Boston Properties LP	3.650%	2/1/26	10,000	9,893
Boston Properties LP	2.750%	10/1/26	2,802	2,553
Brandywine Operating Partnership LP	3.950%	2/15/23	4,090	4,068
Brandywine Operating Partnership LP	4.100%	10/1/24	17,000	16,669
Brandywine Operating Partnership LP	4.550%	10/1/29	6,375	6,230
Brixmor Operating Partnership LP	3.850%	2/1/25	9,855	9,701
Brixmor Operating Partnership LP	4.125%	6/15/26	24,165	24,208
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	8,028
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	9,787	9,344
CubeSmart LP	4.375%	12/15/23	4,510	4,729
DDR Corp.	3.375%	5/15/23	7,000	6,838
Digital Realty Trust LP	3.400%	10/1/20	2,247	2,288
Digital Realty Trust LP	5.250%	3/15/21	12,225	13,277
Digital Realty Trust LP	3.950%	7/1/22	9,362	9,698
Digital Realty Trust LP	4.750%	10/1/25	16,163	16,848
Duke Realty LP	3.625%	4/15/23	9,000	9,111
Duke Realty LP	3.250%	6/30/26	2,491	2,402
ERP Operating LP	3.375%	6/1/25	21,000	20,824
Essex Portfolio LP	3.500%	4/1/25	6,075	6,006
Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,403
Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,571
Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,931
Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,594
7 Goodman Australia Industrial Fund	3.400%	9/30/26	12,090	11,557
7 Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,099
7 Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,137
10 Hammerson plc	2.000%	7/1/22	7,483	8,317
HCP Inc.	2.625%	2/1/20	7,000	7,023
HCP Inc.	4.000%	12/1/22	7,000	7,223
HCP Inc.	4.250%	11/15/23	5,400	5,599
HCP Inc.	4.200%	3/1/24	8,055	8,273
HCP Inc.	3.400%	2/1/25	7,185	6,940
HCP Inc.	4.000%	6/1/25	8,710	8,746
Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	12,970
Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	6,875
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,729
Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	14,937
Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,490
Highwoods Realty LP	3.200%	6/15/21	6,000	6,046
Kilroy Realty LP	4.375%	10/1/25	3,920	4,038
Kilroy Realty LP	4.250%	8/15/29	4,663	4,636
Liberty Property LP	4.400%	2/15/24	9,900	10,406
Liberty Property LP	3.750%	4/1/25	1,340	1,343
Mid-America Apartments LP	4.300%	10/15/23	2,135	2,233
Mid-America Apartments LP	4.000%	11/15/25	7,620	7,732
National Retail Properties Inc.	4.000%	11/15/25	2,100	2,137
National Retail Properties Inc.	3.600%	12/15/26	7,000	6,868
Omega Healthcare Investors Inc.	4.375%	8/1/23	8,500	8,479
Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	19,285
Omega Healthcare Investors Inc.	5.250%	1/15/26	9,626	9,891
Omega Healthcare Investors Inc.	4.500%	4/1/27	7,314	7,076
Realty Income Corp.	4.650%	8/1/23	6,000	6,503
Simon Property Group LP	2.500%	9/1/20	1,760	1,773
Simon Property Group LP	4.375%	3/1/21	28,394	30,410
Simon Property Group LP	4.125%	12/1/21	20,822	22,194
Simon Property Group LP	3.375%	3/15/22	7,000	7,234
Simon Property Group LP	2.750%	2/1/23	7,500	7,426
Simon Property Group LP	3.750%	2/1/24	30,500	31,600
Simon Property Group LP	3.375%	10/1/24	4,000	4,041

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	3.500%	9/1/25	12,997	13,111
Simon Property Group LP	3.300%	1/15/26	7,000	6,908
Simon Property Group LP	3.250%	11/30/26	26,540	26,010
Ventas Realty LP	3.125%	6/15/23	13,186	13,023
Welltower Inc.	3.750%	3/15/23	13,439	13,763
Welltower Inc.	4.000%	6/1/25	2,230	2,271
11 Welltower Inc.	4.800%	11/20/28	2,523	3,606
10 WPC Eurobond BV	2.250%	7/19/24	10,725	11,512
				8,172,058
Industrial (33.9%)
Basic Industry (1.3%)
Agrium Inc.	3.500%	6/1/23	15,000	15,229
Agrium Inc.	3.375%	3/15/25	8,000	7,780
7 Air Liquide Finance SA	1.750%	9/27/21	20,755	19,990
7 Air Liquide Finance SA	2.250%	9/27/23	14,330	13,711
7 Air Liquide Finance SA	2.500%	9/27/26	3,875	3,632
Air Products & Chemicals Inc.	3.000%	11/3/21	7,890	8,097
Air Products & Chemicals Inc.	2.750%	2/3/23	3,015	3,016
Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,181
Airgas Inc.	2.375%	2/15/20	3,725	3,735
Airgas Inc.	3.050%	8/1/20	4,690	4,802
Airgas Inc.	3.650%	7/15/24	3,500	3,629
8 BHP Billiton Finance Ltd.	3.000%	3/30/20	5,340	4,046
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	10,000	10,341
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	11,800	12,496
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	1,573	1,926
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,684
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,168
CF Industries Inc.	7.125%	5/1/20	3,480	3,837
CF Industries Inc.	3.450%	6/1/23	8,825	8,263
7 CF Industries Inc.	4.500%	12/1/26	9,770	9,761
Dow Chemical Co.	8.550%	5/15/19	15,364	17,563
Ecolab Inc.	2.700%	11/1/26	4,775	4,545
EI du Pont de Nemours & Co.	3.625%	1/15/21	10,000	10,386
EI du Pont de Nemours & Co.	2.800%	2/15/23	5,000	4,945
Goldcorp Inc.	3.700%	3/15/23	4,000	4,032
International Paper Co.	3.650%	6/15/24	6,085	6,179
International Paper Co.	3.800%	1/15/26	3,585	3,631
LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,656
LyondellBasell Industries NV	5.750%	4/15/24	4,340	4,948
Monsanto Co.	2.750%	7/15/21	15,885	15,811
Monsanto Co.	2.200%	7/15/22	14,160	13,587
Packaging Corp. of America	3.650%	9/15/24	7,000	7,083
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,764	5,053
PPG Industries Inc.	3.600%	11/15/20	10,840	11,347
Praxair Inc.	3.000%	9/1/21	16,915	17,300
Praxair Inc.	2.450%	2/15/22	29,730	29,561
Praxair Inc.	2.650%	2/5/25	2,865	2,804
Praxair Inc.	3.200%	1/30/26	5,000	5,050
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,452
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,125	5,447
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	7,456	7,804
Rio Tinto Finance USA plc	3.500%	3/22/22	2,033	2,104
Sherwin-Williams Co.	3.450%	8/1/25	5,000	5,025
Syngenta Finance NV	3.125%	3/28/22	5,935	5,894
Vale Overseas Ltd.	5.875%	6/10/21	4,685	5,001
Vale Overseas Ltd.	6.250%	8/10/26	15,000	16,106
Valspar Corp.	3.300%	2/1/25	4,353	4,192
Capital Goods (3.1%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,007
7 Airbus Group Finance BV	2.700%	4/17/23	27,110	26,788
Boeing Co.	2.850%	10/30/24	4,495	4,473
Boeing Co.	2.600%	10/30/25	12,190	11,825

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	2.250%	6/15/26	17,545	16,462
Caterpillar Financial Services Corp.	2.100%	1/10/20	16,500	16,529
Caterpillar Financial Services Corp.	2.750%	8/20/21	11,885	11,941
Caterpillar Financial Services Corp.	2.850%	6/1/22	26,600	26,784
Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	14,644
Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	14,775
Caterpillar Financial Services Corp.	3.250%	12/1/24	22,650	22,961
Caterpillar Inc.	2.600%	6/26/22	25,285	25,157
7 CRH America Inc.	3.875%	5/18/25	10,000	10,201
Embraer Netherlands Finance BV	5.050%	6/15/25	5,880	5,887
Embraer Netherlands Finance BV	5.400%	2/1/27	14,190	14,298
7 Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,467
Embraer SA	5.150%	6/15/22	8,000	8,495
General Dynamics Corp.	3.875%	7/15/21	4,377	4,657
General Dynamics Corp.	1.875%	8/15/23	10,000	9,508
General Dynamics Corp.	2.125%	8/15/26	5,000	4,615
General Electric Capital Corp.	6.000%	8/7/19	3,694	4,077
General Electric Capital Corp.	5.500%	1/8/20	45,585	50,217
General Electric Capital Corp.	2.200%	1/9/20	1,768	1,785
General Electric Capital Corp.	5.550%	5/4/20	614	682
General Electric Capital Corp.	4.375%	9/16/20	7,120	7,669
General Electric Capital Corp.	4.625%	1/7/21	38,748	41,961
General Electric Capital Corp.	5.300%	2/11/21	6,871	7,603
General Electric Capital Corp.	4.650%	10/17/21	22,613	24,853
General Electric Capital Corp.	3.150%	9/7/22	13,160	13,473
General Electric Capital Corp.	3.100%	1/9/23	45,662	46,482
General Electric Capital Corp.	6.750%	3/15/32	31,431	42,316
General Electric Capital Corp.	6.150%	8/7/37	3,436	4,434
4 General Electric Co.	5.000%	12/29/49	2,000	2,074
Illinois Tool Works Inc.	3.500%	3/1/24	13,712	14,305
Illinois Tool Works Inc.	2.650%	11/15/26	43,956	42,076
John Deere Capital Corp.	3.900%	7/12/21	10,000	10,607
John Deere Capital Corp.	2.750%	3/15/22	43,350	43,640
John Deere Capital Corp.	2.800%	1/27/23	28,894	29,117
John Deere Capital Corp.	2.800%	3/6/23	38,075	38,097
L3 Technologies Inc.	3.950%	5/28/24	684	701
7 LafargeHolcim Finance US LLC	3.500%	9/22/26	10,000	9,687
Masco Corp.	4.450%	4/1/25	4,620	4,764
Owens Corning	9.000%	6/15/19	195	221
Precision Castparts Corp.	2.500%	1/15/23	58,482	57,649
Precision Castparts Corp.	3.250%	6/15/25	10,086	10,159
Raytheon Co.	2.500%	12/15/22	6,809	6,775
Republic Services Inc.	3.200%	3/15/25	7,770	7,720
Republic Services Inc.	2.900%	7/1/26	6,000	5,755
Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,376
Roper Technologies Inc.	2.800%	12/15/21	6,335	6,329
Roper Technologies Inc.	3.800%	12/15/26	16,925	16,868
Spirit AeroSystems Inc.	3.850%	6/15/26	11,765	11,647
Textron Inc.	3.875%	3/1/25	4,775	4,812
United Rentals North America Inc.	4.625%	7/15/23	20,825	21,241
United Rentals North America Inc.	5.875%	9/15/26	3,115	3,251
United Rentals North America Inc.	5.500%	5/15/27	4,830	4,854
Xylem Inc.	4.875%	10/1/21	3,000	3,266
Communication (3.0%)
7 Activision Blizzard Inc.	2.300%	9/15/21	4,300	4,178
7 Activision Blizzard Inc.	3.400%	9/15/26	10,000	9,392
America Movil SAB de CV	5.000%	10/16/19	12,000	12,808
America Movil SAB de CV	5.000%	3/30/20	15,000	16,004
America Movil SAB de CV	3.125%	7/16/22	54,350	53,741
America Movil SAB de CV	4.375%	7/16/42	5,000	4,647
American Tower Corp.	3.450%	9/15/21	15,565	15,763
American Tower Corp.	3.500%	1/31/23	5,000	5,010
AT&T Inc.	2.450%	6/30/20	6,000	5,949

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.600%	2/15/21	9,375	9,959
AT&T Inc.	5.000%	3/1/21	10,637	11,481
AT&T Inc.	3.000%	2/15/22	7,396	7,334
AT&T Inc.	3.800%	3/15/22	6,800	6,952
AT&T Inc.	3.000%	6/30/22	16,000	15,716
AT&T Inc.	4.450%	4/1/24	11,568	12,064
AT&T Inc.	3.950%	1/15/25	5,000	4,942
AT&T Inc.	3.400%	5/15/25	32,000	30,479
AT&T Inc.	4.250%	3/1/27	20,570	20,558
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	8,459	8,670
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	6,000	6,291
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	13,496
Comcast Corp.	3.125%	7/15/22	20,126	20,473
Comcast Corp.	3.600%	3/1/24	9,000	9,237
Comcast Corp.	3.375%	2/15/25	16,000	16,004
Comcast Corp.	3.375%	8/15/25	16,000	15,969
Comcast Corp.	3.150%	3/1/26	21,000	20,510
Comcast Corp.	3.300%	2/1/27	20,000	19,696
Crown Castle International Corp.	2.250%	9/1/21	7,100	6,878
Crown Castle International Corp.	4.450%	2/15/26	23,100	23,793
Crown Castle International Corp.	3.700%	6/15/26	4,000	3,903
Crown Castle International Corp.	4.000%	3/1/27	11,730	11,719
Electronic Arts Inc.	4.800%	3/1/26	10,000	10,665
Grupo Televisa SAB	4.625%	1/30/26	5,000	5,001
Grupo Televisa SAB	5.000%	5/13/45	5,440	4,663
Moody's Corp.	4.500%	9/1/22	16,700	17,897
NBCUniversal Media LLC	5.150%	4/30/20	5,560	6,083
NBCUniversal Media LLC	4.375%	4/1/21	28,710	30,846
NBCUniversal Media LLC	2.875%	1/15/23	20,000	19,885
Omnicom Group Inc.	4.450%	8/15/20	10,427	11,092
Omnicom Group Inc.	3.600%	4/15/26	5,000	4,953
Orange SA	2.750%	2/6/19	3,584	3,632
Orange SA	4.125%	9/14/21	6,400	6,756
Qwest Corp.	6.750%	12/1/21	12,628	13,847
8 Telstra Corp. Ltd.	4.000%	9/16/22	28,090	21,960
7 Telstra Corp. Ltd.	3.125%	4/7/25	11,000	10,768
Thomson Reuters Corp.	4.300%	11/23/23	6,000	6,332
Thomson Reuters Corp.	3.350%	5/15/26	12,000	11,671
Time Warner Cable LLC	8.250%	4/1/19	4,500	5,041
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	5,020
Time Warner Inc.	3.600%	7/15/25	2,000	1,960
Verizon Communications Inc.	4.500%	9/15/20	17,000	18,143
Verizon Communications Inc.	3.450%	3/15/21	27,000	27,655
Verizon Communications Inc.	1.750%	8/15/21	18,000	17,199
Verizon Communications Inc.	3.000%	11/1/21	7,000	7,024
Verizon Communications Inc.	3.500%	11/1/21	15,971	16,492
Verizon Communications Inc.	2.450%	11/1/22	21,347	20,555
Verizon Communications Inc.	5.150%	9/15/23	39,545	43,635
Verizon Communications Inc.	3.500%	11/1/24	8,000	7,919
Verizon Communications Inc.	2.625%	8/15/26	3,165	2,862
Verizon Communications Inc.	4.862%	8/21/46	6,000	5,764
Viacom Inc.	3.875%	12/15/21	2,246	2,292
Viacom Inc.	3.250%	3/15/23	7,250	6,926
Viacom Inc.	4.250%	9/1/23	12,900	12,957
Vodafone Group plc	1.500%	2/19/18	3,750	3,742
Vodafone Group plc	4.375%	3/16/21	4,500	4,772
Vodafone Group plc	2.950%	2/19/23	4,654	4,525
Consumer Cyclical (4.6%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	5,130	5,153
Alibaba Group Holding Ltd.	3.125%	11/28/21	15,000	15,082
Alibaba Group Holding Ltd.	3.600%	11/28/24	22,923	22,858
American Honda Finance Corp.	2.450%	9/24/20	5,380	5,411

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	1.650%	7/12/21	19,600	18,912
Automatic Data Processing Inc.	3.375%	9/15/25	14,470	14,789
AutoZone Inc.	3.700%	4/15/22	5,915	6,118
AutoZone Inc.	2.875%	1/15/23	3,500	3,442
Block Financial LLC	4.125%	10/1/20	2,000	2,050
Block Financial LLC	5.250%	10/1/25	2,000	2,077
7 BMW US Capital LLC	2.000%	4/11/21	20,600	20,097
7 BMW US Capital LLC	1.850%	9/15/21	6,920	6,686
7 BMW US Capital LLC	2.800%	4/11/26	7,275	6,973
Cummins Inc.	3.650%	10/1/23	7,500	7,829
CVS Health Corp.	2.800%	7/20/20	50,170	50,863
CVS Health Corp.	3.875%	7/20/25	13,277	13,608
Delphi Corp.	4.150%	3/15/24	5,000	5,152
Dollar General Corp.	3.250%	4/15/23	4,500	4,472
DR Horton Inc.	4.375%	9/15/22	3,150	3,272
Expedia Inc.	4.500%	8/15/24	7,000	7,116
Ford Motor Co.	4.346%	12/8/26	10,000	9,995
Ford Motor Credit Co. LLC	3.200%	1/15/21	10,000	10,030
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,545	10,519
Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	19,994
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	4,973
Ford Motor Credit Co. LLC	3.664%	9/8/24	7,000	6,851
Ford Motor Credit Co. LLC	4.134%	8/4/25	6,000	5,980
Ford Motor Credit Co. LLC	4.389%	1/8/26	19,369	19,493
General Motors Co.	4.875%	10/2/23	6,000	6,361
General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	20,882
General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	4,983
General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	9,916
General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,231
General Motors Financial Co. Inc.	4.000%	1/15/25	13,068	12,900
General Motors Financial Co. Inc.	4.300%	7/13/25	3,000	2,989
General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	11,562
General Motors Financial Co. Inc.	4.350%	1/17/27	10,000	9,887
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,922
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	13,171
Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,078
Harman International Industries Inc.	4.150%	5/15/25	10,000	10,296
Home Depot Inc.	4.400%	4/1/21	6,895	7,472
Home Depot Inc.	2.625%	6/1/22	20,960	21,099
Home Depot Inc.	2.700%	4/1/23	17,254	17,282
Home Depot Inc.	3.750%	2/15/24	4,000	4,204
Home Depot Inc.	3.350%	9/15/25	9,990	10,199
Home Depot Inc.	3.000%	4/1/26	4,000	3,965
Home Depot Inc.	2.125%	9/15/26	11,250	10,334
Kohl's Corp.	3.250%	2/1/23	5,970	5,654
Lowe's Cos. Inc.	3.750%	4/15/21	21,595	22,805
Lowe's Cos. Inc.	3.800%	11/15/21	10,151	10,789
Lowe's Cos. Inc.	3.120%	4/15/22	23,949	24,537
Lowe's Cos. Inc.	3.875%	9/15/23	22,795	24,150
Lowe's Cos. Inc.	3.125%	9/15/24	3,505	3,515
Lowe's Cos. Inc.	3.375%	9/15/25	21,130	21,452
Lowe's Cos. Inc.	2.500%	4/15/26	30,380	28,670
Macy's Retail Holdings Inc.	3.450%	1/15/21	6,000	6,017
Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	6,971
Marriott International Inc.	3.250%	9/15/22	3,500	3,525
Mastercard Inc.	3.375%	4/1/24	16,000	16,466
McDonald's Corp.	3.625%	5/20/21	4,500	4,688
McDonald's Corp.	2.625%	1/15/22	9,000	8,968
McDonald's Corp.	3.700%	1/30/26	15,000	15,170
7 Nissan Motor Acceptance Corp.	2.550%	3/8/21	13,785	13,769
NVR Inc.	3.950%	9/15/22	3,000	3,088
O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,136
QVC Inc.	4.850%	4/1/24	5,000	5,023
QVC Inc.	4.450%	2/15/25	1,000	972

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,641
Starbucks Corp.	2.700%	6/15/22	9,745	9,832
Starbucks Corp.	3.850%	10/1/23	12,000	12,873
Starbucks Corp.	2.450%	6/15/26	10,665	10,104
Target Corp.	2.900%	1/15/22	17,077	17,440
Target Corp.	2.500%	4/15/26	11,000	10,356
TJX Cos. Inc.	2.500%	5/15/23	13,400	13,199
TJX Cos. Inc.	2.250%	9/15/26	12,000	10,996
Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,650
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,526
Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,712
Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	25,393
Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,606
Toyota Motor Credit Corp.	3.200%	1/11/27	18,500	18,358
VF Corp.	3.500%	9/1/21	5,505	5,741
Visa Inc.	2.200%	12/14/20	10,000	10,030
Visa Inc.	2.800%	12/14/22	25,000	25,149
Visa Inc.	3.150%	12/14/25	117,353	117,158
7 Volkswagen Group of America Finance LLC	1.250%	5/23/17	10,970	10,961
7 Volkswagen Group of America Finance LLC	1.600%	11/20/17	2,395	2,389
7 Volkswagen Group of America Finance LLC	1.650%	5/22/18	1,335	1,330
7 Volkswagen Group of America Finance LLC	2.125%	5/23/19	2,710	2,695
Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,226
Wal-Mart Stores Inc.	4.250%	4/15/21	13,619	14,761
Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	76,683
Wal-Mart Stores Inc.	3.300%	4/22/24	17,930	18,392
Walgreens Boots Alliance Inc.	3.300%	11/18/21	10,000	10,190
Walgreens Boots Alliance Inc.	3.100%	6/1/23	3,125	3,118
Walgreens Boots Alliance Inc.	3.800%	11/18/24	19,560	19,768
Walgreens Boots Alliance Inc.	3.450%	6/1/26	13,000	12,674
7 Wesfarmers Ltd.	1.874%	3/20/18	6,000	6,007
Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,129
Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	2,020
Consumer Noncyclical (7.6%)
Abbott Laboratories	2.900%	11/30/21	30,000	29,863
Abbott Laboratories	2.550%	3/15/22	9,000	8,771
Abbott Laboratories	2.950%	3/15/25	10,000	9,464
Abbott Laboratories	3.750%	11/30/26	45,000	44,302
AbbVie Inc.	3.600%	5/14/25	45,075	44,465
AbbVie Inc.	3.200%	5/14/26	25,000	23,701
Actavis Funding SCS	3.850%	6/15/24	30,000	30,111
Actavis Funding SCS	3.800%	3/15/25	21,306	21,218
Actavis Inc.	3.250%	10/1/22	8,542	8,528
Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,163
Agilent Technologies Inc.	3.200%	10/1/22	10,000	10,046
Allergan Inc.	2.800%	3/15/23	5,000	4,816
Altria Group Inc.	9.250%	8/6/19	8,014	9,430
Altria Group Inc.	2.850%	8/9/22	54,409	54,240
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	6,716
AmerisourceBergen Corp.	3.400%	5/15/24	8,000	8,056
AmerisourceBergen Corp.	3.250%	3/1/25	6,000	5,966
Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	83
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,344
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	15,000	15,090
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,382	12,163
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	61,800	62,772
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,500	8,753
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	106,250	106,889
10 Anheuser-Busch InBev SA	3.250%	1/24/33	600	742
10 Anheuser-Busch InBev SA	2.750%	3/17/36	8,143	9,245
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	9,606
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	7,862
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	13,303

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	36,346	35,760
Archer-Daniels-Midland Co.	2.500%	8/11/26	41,000	38,721
Baxalta Inc.	3.600%	6/23/22	7,000	7,095
Baxalta Inc.	4.000%	6/23/25	36,709	36,835
Biogen Inc.	4.050%	9/15/25	17,500	17,946
Boston Scientific Corp.	4.125%	10/1/23	2,000	2,087
10 Bunge Finance Europe BV	1.850%	6/16/23	13,217	14,544
Cardinal Health Inc.	3.500%	11/15/24	7,000	7,099
7 Cargill Inc.	4.307%	5/14/21	9,843	10,506
7 Cargill Inc.	3.250%	11/15/21	10,515	10,763
7 Cargill Inc.	3.300%	3/1/22	10,000	10,254
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,070
Celgene Corp.	3.875%	8/15/25	15,006	15,195
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	15,000	15,076
Coca-Cola Co.	3.300%	9/1/21	10,245	10,701
Coca-Cola Co.	3.200%	11/1/23	8,420	8,688
Coca-Cola Co.	2.875%	10/27/25	22,000	21,704
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,099
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,257
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,652
Colgate-Palmolive Co.	2.100%	5/1/23	7,000	6,795
Conagra Brands Inc.	3.250%	9/15/22	11,950	12,078
Conagra Brands Inc.	3.200%	1/25/23	7,872	7,880
Constellation Brands Inc.	3.750%	5/1/21	4,250	4,415
Constellation Brands Inc.	4.750%	11/15/24	11,015	11,772
Constellation Brands Inc.	4.750%	12/1/25	16,356	17,419
Covidien International Finance SA	4.200%	6/15/20	7,735	8,185
Covidien International Finance SA	3.200%	6/15/22	13,500	13,732
10 DH Europe Finance SA	2.500%	7/8/25	3,800	4,521
Diageo Capital plc	4.828%	7/15/20	5,689	6,155
Diageo Capital plc	2.625%	4/29/23	5,300	5,235
Dignity Health California GO	3.812%	11/1/24	1,000	1,001
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	15,000	14,953
Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,931
Express Scripts Holding Co.	4.750%	11/15/21	7,625	8,183
Express Scripts Holding Co.	4.500%	2/25/26	28,000	28,540
Express Scripts Holding Co.	3.400%	3/1/27	5,000	4,658
10 Fresenius SE & Co. KGaA	4.000%	2/1/24	10,850	13,617
Genzyme Corp.	5.000%	6/15/20	8,349	9,128
Gilead Sciences Inc.	3.700%	4/1/24	103,867	106,485
Gilead Sciences Inc.	3.500%	2/1/25	92,171	92,739
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	13,000	12,871
Hormel Foods Corp.	4.125%	4/15/21	625	671
JM Smucker Co.	2.500%	3/15/20	1,575	1,589
JM Smucker Co.	3.000%	3/15/22	2,000	2,024
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,459
Kimberly-Clark Corp.	3.050%	8/15/25	5,252	5,244
Koninklijke Philips NV	3.750%	3/15/22	5,000	5,196
Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,380
10 Kraft Heinz Foods Co.	2.250%	5/25/28	9,400	10,206
Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	1,978
McCormick & Co. Inc.	3.500%	9/1/23	2,398	2,475
McCormick & Co. Inc.	3.250%	11/15/25	14,255	14,156
McKesson Corp.	7.500%	2/15/19	6,100	6,745
McKesson Corp.	2.850%	3/15/23	5,000	4,909
Mead Johnson Nutrition Co.	4.125%	11/15/25	26,000	26,661
Medtronic Inc.	3.125%	3/15/22	7,000	7,147
Medtronic Inc.	3.150%	3/15/22	41,853	42,865
Medtronic Inc.	3.625%	3/15/24	15,590	16,249
Medtronic Inc.	3.500%	3/15/25	85,100	86,780
Merck & Co. Inc.	2.400%	9/15/22	6,980	6,921
7 Mylan NV	3.950%	6/15/26	39,555	37,553
10 Mylan NV	3.125%	11/22/28	11,150	12,039
Newell Brands Inc.	4.200%	4/1/26	22,000	22,741

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newell Brands Inc.	5.375%	4/1/36	6,000	6,734
PepsiCo Inc.	2.750%	3/5/22	13,860	14,024
PepsiCo Inc.	3.100%	7/17/22	21,550	22,137
PepsiCo Inc.	3.600%	3/1/24	13,040	13,653
PepsiCo Inc.	2.750%	4/30/25	16,000	15,651
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,644
Pfizer Inc.	5.800%	8/12/23	14,000	16,460
Philip Morris International Inc.	2.900%	11/15/21	4,150	4,198
Philip Morris International Inc.	2.625%	3/6/23	29,983	29,457
Philip Morris International Inc.	3.600%	11/15/23	5,000	5,167
Philip Morris International Inc.	3.250%	11/10/24	22,950	22,947
Philip Morris International Inc.	4.500%	3/20/42	5,000	5,051
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	7,098
Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,069
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,286
Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,091
Quest Diagnostics Inc.	3.450%	6/1/26	6,900	6,796
Reynolds American Inc.	6.875%	5/1/20	8,304	9,434
Reynolds American Inc.	4.000%	6/12/22	5,000	5,223
Reynolds American Inc.	4.850%	9/15/23	7,000	7,600
Reynolds American Inc.	4.450%	6/12/25	18,975	19,862
7 Roche Holdings Inc.	2.875%	9/29/21	21,521	21,900
7 Roche Holdings Inc.	3.350%	9/30/24	28,093	28,816
7 Roche Holdings Inc.	3.000%	11/10/25	5,801	5,756
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	27,315	26,028
St. Jude Medical Inc.	3.250%	4/15/23	9,138	9,071
St. Jude Medical Inc.	3.875%	9/15/25	19,000	19,074
Stryker Corp.	4.375%	1/15/20	4,000	4,258
Stryker Corp.	3.375%	5/15/24	5,000	5,040
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	30,605	28,681
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	47,325	42,946
The Kroger Co.	3.300%	1/15/21	5,500	5,643
The Kroger Co.	2.950%	11/1/21	3,000	3,033
The Kroger Co.	3.400%	4/15/22	3,000	3,061
The Kroger Co.	3.500%	2/1/26	10,000	10,007
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,384
Thermo Fisher Scientific Inc.	3.650%	12/15/25	10,000	10,052
Thermo Fisher Scientific Inc.	2.950%	9/19/26	12,000	11,350
10 Thermo Fisher Scientific Inc.	1.375%	9/12/28	15,276	15,421
Tyson Foods Inc.	4.500%	6/15/22	12,470	13,269
Wyeth LLC	6.450%	2/1/24	18,272	22,298
10 Zimmer Biomet Holdings Inc.	2.425%	12/13/26	10,580	11,689
Energy (6.0%)
Anadarko Petroleum Corp.	4.850%	3/15/21	8,190	8,805
Anadarko Petroleum Corp.	3.450%	7/15/24	10,000	9,857
Anadarko Petroleum Corp.	5.550%	3/15/26	10,000	11,238
Apache Corp.	3.250%	4/15/22	8,000	8,149
8 APT Pipelines Ltd.	3.750%	10/20/23	23,150	17,114
Boardwalk Pipelines LP	4.450%	7/15/27	9,775	9,758
BP Capital Markets plc	4.750%	3/10/19	8,350	8,838
BP Capital Markets plc	2.521%	1/15/20	5,000	5,056
BP Capital Markets plc	4.500%	10/1/20	20,500	22,039
BP Capital Markets plc	3.561%	11/1/21	31,470	32,812
BP Capital Markets plc	3.062%	3/17/22	15,970	16,146
BP Capital Markets plc	3.245%	5/6/22	44,000	44,951
BP Capital Markets plc	2.500%	11/6/22	16,852	16,436
BP Capital Markets plc	2.750%	5/10/23	35,560	35,055
BP Capital Markets plc	3.994%	9/26/23	22,000	23,171
BP Capital Markets plc	3.216%	11/28/23	15,000	15,051
BP Capital Markets plc	3.814%	2/10/24	30,410	31,515
BP Capital Markets plc	3.535%	11/4/24	18,970	19,244
BP Capital Markets plc	3.506%	3/17/25	10,000	10,088
BP Capital Markets plc	3.119%	5/4/26	9,900	9,580

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	2.193%	11/15/19	2,000	2,020
Chevron Corp.	1.961%	3/3/20	9,220	9,220
Chevron Corp.	2.411%	3/3/22	21,340	21,198
Chevron Corp.	2.355%	12/5/22	52,115	51,173
Chevron Corp.	3.191%	6/24/23	13,933	14,257
Chevron Corp.	3.326%	11/17/25	6,210	6,288
Columbia Pipeline Group Inc.	4.500%	6/1/25	11,936	12,605
ConocoPhillips	5.750%	2/1/19	2,000	2,154
ConocoPhillips	6.000%	1/15/20	5,000	5,540
ConocoPhillips Co.	4.200%	3/15/21	3,250	3,440
ConocoPhillips Co.	2.875%	11/15/21	12,000	12,087
ConocoPhillips Co.	2.400%	12/15/22	10,000	9,721
ConocoPhillips Co.	3.350%	11/15/24	18,184	18,169
ConocoPhillips Co.	4.950%	3/15/26	37,407	41,083
Devon Energy Corp.	5.000%	6/15/45	5,000	5,037
Dominion Gas Holdings LLC	3.600%	12/15/24	25,000	25,236
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,088
Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,059
Energy Transfer Partners LP	4.650%	6/1/21	5,850	6,185
Energy Transfer Partners LP	5.200%	2/1/22	15,908	17,159
Energy Transfer Partners LP	3.600%	2/1/23	8,439	8,416
Energy Transfer Partners LP	4.900%	2/1/24	8,042	8,444
Energy Transfer Partners LP	4.050%	3/15/25	1,000	994
EOG Resources Inc.	2.450%	4/1/20	5,950	5,955
EOG Resources Inc.	2.625%	3/15/23	18,885	18,397
EQT Corp.	8.125%	6/1/19	5,500	6,188
EQT Corp.	4.875%	11/15/21	4,000	4,274
Exxon Mobil Corp.	2.397%	3/6/22	8,825	8,798
Exxon Mobil Corp.	2.726%	3/1/23	25,850	25,885
Exxon Mobil Corp.	2.709%	3/6/25	11,250	10,968
Exxon Mobil Corp.	3.043%	3/1/26	31,000	30,616
Exxon Mobil Corp.	4.114%	3/1/46	1,395	1,424
Halliburton Co.	6.150%	9/15/19	4,631	5,108
Halliburton Co.	3.250%	11/15/21	10,800	11,049
Halliburton Co.	3.500%	8/1/23	5,000	5,084
Halliburton Co.	3.800%	11/15/25	9,500	9,655
Hess Corp.	4.300%	4/1/27	6,000	5,999
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,531
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,284
Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,000	2,059
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,000	5,000
Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,000	5,100
Kinder Morgan Inc.	7.800%	8/1/31	3,130	3,918
Kinder Morgan Inc.	7.750%	1/15/32	4,045	5,054
Marathon Oil Corp.	2.800%	11/1/22	5,000	4,831
Marathon Oil Corp.	3.850%	6/1/25	9,000	8,820
Marathon Oil Corp.	5.200%	6/1/45	4,800	4,704
MPLX LP	4.500%	7/15/23	18,800	19,552
MPLX LP	4.875%	12/1/24	19,600	20,506
MPLX LP	4.000%	2/15/25	6,012	5,959
National Oilwell Varco Inc.	2.600%	12/1/22	14,000	13,156
Noble Energy Inc.	8.250%	3/1/19	6,000	6,722
Noble Energy Inc.	3.900%	11/15/24	5,592	5,670
Occidental Petroleum Corp.	4.100%	2/1/21	10,032	10,642
Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,494
Occidental Petroleum Corp.	2.600%	4/15/22	10,165	10,135
Occidental Petroleum Corp.	2.700%	2/15/23	22,604	22,378
Occidental Petroleum Corp.	3.500%	6/15/25	28,471	28,839
Occidental Petroleum Corp.	3.400%	4/15/26	19,115	19,097
Occidental Petroleum Corp.	3.000%	2/15/27	1,000	962
ONEOK Partners LP	5.000%	9/15/23	8,805	9,567
Phillips 66	4.300%	4/1/22	9,000	9,666
Pioneer Natural Resources Co.	3.950%	7/15/22	3,000	3,113
Pioneer Natural Resources Co.	4.450%	1/15/26	3,000	3,177

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,827
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	6,025	6,680
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	8,440	9,052
Sabine Pass Liquefaction LLC	5.625%	4/15/23	19,675	21,347
Sabine Pass Liquefaction LLC	5.750%	5/15/24	15,000	16,369
7 Sabine Pass Liquefaction LLC	5.875%	6/30/26	24,445	27,165
7 Schlumberger Holdings Corp.	3.625%	12/21/22	21,150	21,928
7 Schlumberger Holdings Corp.	4.000%	12/21/25	16,801	17,566
Schlumberger Investment SA	3.650%	12/1/23	32,500	34,146
Shell International Finance BV	4.300%	9/22/19	16,000	16,952
Shell International Finance BV	4.375%	3/25/20	14,035	14,974
Shell International Finance BV	2.375%	8/21/22	29,609	29,024
Shell International Finance BV	2.250%	1/6/23	10,500	10,175
Shell International Finance BV	3.400%	8/12/23	5,000	5,126
Shell International Finance BV	3.250%	5/11/25	84,778	84,280
Shell International Finance BV	2.875%	5/10/26	43,500	41,725
Shell International Finance BV	4.000%	5/10/46	5,000	4,807
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	795	950
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	3,960	4,838
Total Capital Canada Ltd.	2.750%	7/15/23	26,570	26,443
Total Capital International SA	2.750%	6/19/21	7,000	7,083
8 Total Capital International SA	4.250%	11/26/21	9,816	7,796
Total Capital International SA	2.875%	2/17/22	31,378	31,753
Total Capital International SA	2.700%	1/25/23	23,160	22,969
Total Capital International SA	3.700%	1/15/24	5,000	5,202
Total Capital International SA	3.750%	4/10/24	15,186	15,806
Total Capital SA	4.450%	6/24/20	9,812	10,542
Total Capital SA	4.125%	1/28/21	12,525	13,331
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,498
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	7,907
TransCanada PipeLines Ltd.	3.750%	10/16/23	18,315	19,074
TransCanada PipeLines Ltd.	4.875%	1/15/26	15,000	16,718
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,335	3,569
Valero Energy Corp.	9.375%	3/15/19	4,200	4,823
Valero Energy Partners LP	4.375%	12/15/26	6,835	6,886
Williams Partners LP	3.600%	3/15/22	9,000	9,138
Williams Partners LP	3.350%	8/15/22	5,000	4,997
Williams Partners LP	4.500%	11/15/23	6,133	6,435
Williams Partners LP	3.900%	1/15/25	5,116	5,115
Williams Partners LP	4.000%	9/15/25	5,730	5,767
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	5,000	5,163
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	9,293
Other Industrial (0.3%)
CBRE Services Inc.	4.875%	3/1/26	10,000	10,150
7 CK Hutchison International 16 Ltd.	2.750%	10/3/26	10,590	9,843
10 Fluor Corp.	1.750%	3/21/23	14,250	15,912
7 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	23,058
7 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	19,240	20,674
7 Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	5,000	5,028
10 Kennedy Wilson Europe Real Estate plc	3.250%	11/12/25	11,600	12,677
Technology (6.4%)
Adobe Systems Inc.	3.250%	2/1/25	4,000	3,969
Altera Corp.	4.100%	11/15/23	4,623	4,968
Analog Devices Inc.	3.900%	12/15/25	6,330	6,443
Analog Devices Inc.	3.500%	12/5/26	9,780	9,595
Apple Inc.	2.850%	5/6/21	37,125	37,870
Apple Inc.	2.150%	2/9/22	19,000	18,625
Apple Inc.	2.700%	5/13/22	26,950	27,027
8 Apple Inc.	3.700%	8/28/22	15,000	11,649
Apple Inc.	2.850%	2/23/23	46,815	47,201
Apple Inc.	2.400%	5/3/23	106,325	103,952

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	3.450%	5/6/24	64,000	65,732
Apple Inc.	2.500%	2/9/25	55,083	52,635
Apple Inc.	3.200%	5/13/25	15,370	15,413
Apple Inc.	3.250%	2/23/26	44,963	44,749
Apple Inc.	2.450%	8/4/26	17,120	15,993
Applied Materials Inc.	2.625%	10/1/20	4,165	4,208
Applied Materials Inc.	4.300%	6/15/21	5,615	6,033
Applied Materials Inc.	3.900%	10/1/25	10,000	10,486
Avnet Inc.	3.750%	12/1/21	1,580	1,600
Baidu Inc.	3.500%	11/28/22	13,000	13,088
7 Broadcom Cayman Finance Ltd.	3.625%	1/15/24	29,750	29,750
7 Broadcom Cayman Finance Ltd.	3.875%	1/15/27	29,750	29,601
Cisco Systems Inc.	2.450%	6/15/20	3,247	3,288
Cisco Systems Inc.	2.200%	2/28/21	20,000	19,929
Cisco Systems Inc.	3.000%	6/15/22	7,000	7,157
Cisco Systems Inc.	2.200%	9/20/23	17,500	16,847
Cisco Systems Inc.	2.950%	2/28/26	29,870	29,445
Cisco Systems Inc.	2.500%	9/20/26	17,500	16,490
7 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	2,525	2,631
7 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	42,975	46,147
7 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	24,590	26,558
7 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	3,060	3,684
7 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	3,060	3,826
Fidelity National Information Services Inc.	3.625%	10/15/20	4,000	4,143
Fidelity National Information Services Inc.	4.500%	10/15/22	8,000	8,524
Fidelity National Information Services Inc.	3.500%	4/15/23	7,705	7,846
Fidelity National Information Services Inc.	3.875%	6/5/24	2,350	2,400
Fidelity National Information Services Inc.	5.000%	10/15/25	23,399	25,423
Fidelity National Information Services Inc.	3.000%	8/15/26	10,000	9,410
Fiserv Inc.	3.500%	10/1/22	8,000	8,194
Fiserv Inc.	3.850%	6/1/25	3,000	3,055
Hewlett Packard Enterprise Co.	3.600%	10/15/20	5,000	5,132
Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,000	10,518
Hewlett Packard Enterprise Co.	4.900%	10/15/25	28,500	29,726
HP Inc.	3.750%	12/1/20	804	834
HP Inc.	4.300%	6/1/21	5,000	5,249
HP Inc.	4.375%	9/15/21	4,022	4,246
Intel Corp.	3.300%	10/1/21	24,860	25,850
8 Intel Corp.	4.000%	12/1/22	38,670	30,099
Intel Corp.	2.700%	12/15/22	6,195	6,231
Intel Corp.	3.700%	7/29/25	10,371	10,871
Intel Corp.	2.600%	5/19/26	8,000	7,666
International Business Machines Corp.	1.875%	8/1/22	17,000	16,329
International Business Machines Corp.	3.375%	8/1/23	31,000	31,864
International Business Machines Corp.	3.625%	2/12/24	22,000	22,722
International Business Machines Corp.	3.450%	2/19/26	12,000	12,101
International Business Machines Corp.	3.300%	1/27/27	13,875	13,815
KLA-Tencor Corp.	3.375%	11/1/19	1,285	1,323
KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,132
KLA-Tencor Corp.	4.650%	11/1/24	5,000	5,299
Lam Research Corp.	3.800%	3/15/25	4,000	4,030
Microsoft Corp.	2.375%	2/12/22	33,070	33,029
Microsoft Corp.	2.650%	11/3/22	14,215	14,229
Microsoft Corp.	2.125%	11/15/22	9,000	8,762
Microsoft Corp.	2.000%	8/8/23	30,000	28,526
Microsoft Corp.	3.625%	12/15/23	19,000	19,898
Microsoft Corp.	2.700%	2/12/25	45,175	43,802
Microsoft Corp.	3.125%	11/3/25	47,715	47,546
Microsoft Corp.	2.400%	8/8/26	30,000	28,018
Microsoft Corp.	3.300%	2/6/27	89,290	89,280
Motorola Solutions Inc.	3.750%	5/15/22	7,000	7,113
Oracle Corp.	1.900%	9/15/21	8,000	7,798
Oracle Corp.	2.500%	5/15/22	42,635	42,276
Oracle Corp.	2.500%	10/15/22	41,852	41,365

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	3.625%	7/15/23	11,760	12,264
	Oracle Corp.	2.400%	9/15/23	20,000	19,318
	Oracle Corp.	3.400%	7/8/24	43,500	44,153
	Oracle Corp.	2.950%	5/15/25	32,085	31,114
	Oracle Corp.	2.650%	7/15/26	10,000	9,428
	Pitney Bowes Inc.	3.375%	10/1/21	6,375	6,278
	QUALCOMM Inc.	2.250%	5/20/20	5,985	5,981
	QUALCOMM Inc.	3.000%	5/20/22	26,510	26,611
	QUALCOMM Inc.	3.450%	5/20/25	14,665	14,674
	Seagate HDD Cayman	4.750%	6/1/23	5,000	5,037
7	Seagate HDD Cayman	4.875%	3/1/24	9,775	9,709
	Seagate HDD Cayman	4.750%	1/1/25	14,940	14,492
	Seagate HDD Cayman	4.875%	6/1/27	1,470	1,384
	Tech Data Corp.	4.950%	2/15/27	20,000	19,935
	Total System Services Inc.	4.800%	4/1/26	15,000	16,077
	Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,681
	Tyco Electronics Group SA	3.500%	2/3/22	19,370	19,979
	Tyco Electronics Group SA	3.450%	8/1/24	7,000	7,004
	Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,609
	Verisk Analytics Inc.	4.125%	9/12/22	11,264	11,806
	Verisk Analytics Inc.	4.000%	6/15/25	8,000	8,124
	Xerox Corp.	6.350%	5/15/18	3,535	3,716
	Xerox Corp.	2.800%	5/15/20	135	134
	Xerox Corp.	2.750%	9/1/20	3,455	3,405
	Xerox Corp.	4.500%	5/15/21	8,550	8,862
	Xilinx Inc.	3.000%	3/15/21	6,000	6,079
	Transportation (1.6%)
7	Air Canada	7.750%	4/15/21	10,720	12,111
8	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	5,750	4,434
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	2,488	2,645
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,980	3,103
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	10,830	10,962
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,505	9,165
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,000	3,148
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	41,327	42,464
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	20,783
	Canadian National Railway Co.	2.950%	11/21/24	1,130	1,135
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	129	132
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	111	113
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	822	902
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	947	1,047
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,358	3,727
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	5,238	5,526
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,301	7,538
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,731	5,896
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,125	1,165
4	CSX Transportation Inc.	6.251%	1/15/23	2,866	3,284
4,12	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	8,093	9,095
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	35,785	41,018
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,684	2,982
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	4,794	5,052
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,569	2,704
4	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	8,427	8,606
7	ERAC USA Finance LLC	3.850%	11/15/24	8,000	8,128
7	ERAC USA Finance LLC	3.800%	11/1/25	9,000	9,032
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	13,852	14,043
4,7	Heathrow Funding Ltd.	4.875%	7/15/23	330	350
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,000	5,007
	Kansas City Southern	2.350%	5/15/20	5,000	4,939
	Kansas City Southern	3.000%	5/15/23	21,000	20,457
	Kansas City Southern	3.125%	6/1/26	4,770	4,533

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Southern	4.950%	8/15/45	8,810	8,889
8 Qantas Airways Ltd.	7.500%	6/11/21	9,290	7,942
8 Qantas Airways Ltd.	7.750%	5/19/22	10,000	8,811
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	6,116	6,674
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	13,686	15,157
4 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	30,170	30,811
Union Pacific Corp.	4.163%	7/15/22	17,082	18,375
Union Pacific Corp.	2.950%	1/15/23	8,364	8,464
Union Pacific Corp.	2.750%	4/15/23	24,687	24,629
Union Pacific Corp.	3.750%	3/15/24	26,054	27,329
4 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	5,111	5,290
United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,907
4 US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	3,305	3,644
				9,436,055
Utilities (3.9%)
Electric (3.8%)
7 AEP Transmission Co. LLC	3.100%	12/1/26	6,835	6,714
Ameren Illinois Co.	2.700%	9/1/22	22,449	22,517
Ameren Illinois Co.	3.250%	3/1/25	16,680	16,880
Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	16,899
Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	10,904
Berkshire Hathaway Energy Co.	3.750%	11/15/23	17,100	17,912
7 Cleco Corporate Holdings LLC	3.743%	5/1/26	12,949	12,751
CMS Energy Corp.	3.875%	3/1/24	1,065	1,102
Commonwealth Edison Co.	3.400%	9/1/21	8,400	8,739
Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,821
Commonwealth Edison Co.	2.550%	6/15/26	20,515	19,521
Connecticut Light & Power Co.	2.500%	1/15/23	32,960	32,419
DTE Electric Co.	3.900%	6/1/21	14,650	15,516
DTE Electric Co.	2.650%	6/15/22	1,000	1,004
DTE Electric Co.	3.650%	3/15/24	6,325	6,669
DTE Electric Co.	3.375%	3/1/25	14,575	14,879
Duke Energy Corp.	3.750%	4/15/24	9,519	9,821
Dynegy Inc.	7.375%	11/1/22	4,100	4,059
7 EDP Finance BV	4.900%	10/1/19	14,676	15,387
7 EDP Finance BV	4.125%	1/15/20	17,450	17,944
7 EDP Finance BV	5.250%	1/14/21	7,870	8,358
11 EDP Finance BV	8.625%	1/4/24	2,588	4,255
Emera US Finance LP	2.700%	6/15/21	5,470	5,427
Emera US Finance LP	3.550%	6/15/26	7,844	7,702
Emera US Finance LP	4.750%	6/15/46	7,775	7,922
Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,212
Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,418
Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,454
Entergy Arkansas Inc.	3.500%	4/1/26	6,620	6,755
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,604
Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,113
Entergy Louisiana LLC	3.300%	12/1/22	6,915	7,148
Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,770
Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,875
Entergy Louisiana LLC	2.400%	10/1/26	14,120	13,265
Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,512
Eversource Energy	2.800%	5/1/23	2,000	1,966
Exelon Corp.	2.850%	6/15/20	8,030	8,130
Exelon Corp.	3.950%	6/15/25	10,596	10,807
FirstEnergy Corp.	4.250%	3/15/23	14,902	15,536
7 FirstEnergy Transmission LLC	4.350%	1/15/25	15,485	15,988
7 Fortis Inc.	3.055%	10/4/26	34,275	32,088
Georgia Power Co.	2.400%	4/1/21	4,735	4,722
Georgia Power Co.	2.850%	5/15/22	16,559	16,638
ITC Holdings Corp.	3.250%	6/30/26	14,700	14,291
7 Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,332

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	3.300%	10/1/25	8,940	9,026
LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,396
Louisville Gas & Electric Co.	3.300%	10/1/25	4,530	4,605
MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,749
MidAmerican Energy Co.	3.500%	10/15/24	37,390	38,740
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	18,237	18,829
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	13,655	13,628
Nevada Power Co.	7.125%	3/15/19	7,350	8,142
7 Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,983
NSTAR Electric Co.	2.375%	10/15/22	7,700	7,576
NSTAR Electric Co.	3.250%	11/15/25	10,000	9,999
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	13,347	16,253
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,200	1,178
Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,440
Pacific Gas & Electric Co.	3.250%	6/15/23	28,755	29,350
Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	3,909
Pacific Gas & Electric Co.	3.750%	2/15/24	23,630	24,637
Pacific Gas & Electric Co.	3.400%	8/15/24	15,030	15,309
Pacific Gas & Electric Co.	4.450%	4/15/42	775	810
Pacific Gas & Electric Co.	4.000%	12/1/46	780	772
PacifiCorp	3.850%	6/15/21	16,844	17,842
PacifiCorp	3.600%	4/1/24	14,000	14,527
PacifiCorp	3.350%	7/1/25	12,720	12,868
Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,262
Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,075
PSEG Power LLC	4.300%	11/15/23	1,210	1,257
Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,914
Puget Energy Inc.	6.500%	12/15/20	15,565	17,532
Puget Energy Inc.	6.000%	9/1/21	4,235	4,742
Puget Energy Inc.	5.625%	7/15/22	19,769	21,866
Puget Energy Inc.	3.650%	5/15/25	13,665	13,433
SCANA Corp.	6.250%	4/1/20	8,500	9,356
SCANA Corp.	4.750%	5/15/21	10,787	11,432
SCANA Corp.	4.125%	2/1/22	2,000	2,068
Southern Co.	2.350%	7/1/21	12,000	11,821
Southern Co.	2.950%	7/1/23	10,000	9,844
4 Southern Co.	5.500%	3/15/57	7,475	7,737
Southwestern Electric Power Co.	2.750%	10/1/26	19,555	18,451
Southwestern Public Service Co.	3.300%	6/15/24	41,070	41,522
Tampa Electric Co.	5.400%	5/15/21	13,000	14,299
7 Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,211
Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,328
Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,171
Virginia Electric & Power Co.	3.100%	5/15/25	4,300	4,265
Virginia Electric & Power Co.	3.150%	1/15/26	10,000	9,906
Virginia Electric & Power Co.	2.950%	11/15/26	10,455	10,141
Westar Energy Inc.	2.550%	7/1/26	16,620	15,643
Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,292
Natural Gas (0.1%)
7 Engie SA	2.875%	10/10/22	3,480	3,452
Sempra Energy	2.875%	10/1/22	5,200	5,177
Sempra Energy	3.550%	6/15/24	2,000	2,026
Southern Co. Gas Capital Corp.	2.450%	10/1/23	3,200	3,073

				1,080,610

Total Corporate Bonds (Cost $18,635,759)				18,688,723

Sovereign Bonds (5.9%)
7 Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	1,000	1,031
7 Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,000	1,006
Arab Republic of Egypt	8.500%	1/31/47	14,300	14,604
Argentine Republic	5.625%	1/26/22	21,950	21,988
Argentine Republic	6.875%	1/26/27	4,400	4,345
Asian Development Bank	1.125%	3/15/17	4,000	4,002

74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,021
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	1,000	1,000
7	Bermuda	4.138%	1/3/23	2,000	2,039
	Bermuda	4.854%	2/6/24	8,900	9,290
7	Bermuda	4.854%	2/6/24	1,000	1,044
4	Bermuda	3.717%	1/25/27	7,000	6,649
	BOC Aviation Ltd.	3.875%	5/9/19	800	822
7	BOC Aviation Ltd.	2.375%	9/15/21	15,000	14,447
	BOC Aviation Ltd.	3.875%	4/27/26	3,700	3,611
	Cayman Islands	5.950%	11/24/19	500	544
7	CDP Financial Inc.	4.400%	11/25/19	16,450	17,564
7	CDP Financial Inc.	3.150%	7/24/24	8,000	8,117
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	998
7	Comision Federal de Electricidad	4.750%	2/23/27	1,600	1,539
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,090
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,487
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	29,190	30,080
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,088
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	11,218	11,040
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	1,310	1,290
7,13	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,686
	Dominican Republic	5.950%	1/25/27	11,200	11,181
	Ecopetrol SA	5.875%	9/18/23	20,550	21,937
7	Electricite de France SA	3.625%	10/13/25	4,800	4,787
8	Emirates NBD PJSC	5.750%	5/8/19	4,060	3,230
4,7	ENA Norte Trust	4.950%	4/25/28	1,584	1,643
	European Investment Bank	2.500%	4/15/21	7,000	7,106
	Export-Import Bank of India	3.375%	8/5/26	5,000	4,747
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,049
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	18,511
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,048
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,094
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	5,016
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	8,000	9,071
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	7,000	8,034
	Hashemite Kingdom of Jordan	5.750%	1/31/27	9,700	9,235
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,454
	International Finance Corp.	1.000%	4/24/17	6,700	6,695
14	Japan Bank for International Cooperation	2.000%	11/4/21	37,500	36,530
	Japan Finance Organization for Municipalities	1.375%	2/5/18	18,400	18,353
	Japan Finance Organization for Municipalities	1.375%	4/18/18	5,000	4,954
	Japan Finance Organization for Municipalities	2.500%	9/12/18	6,200	6,246
	KazMunayGas National Co. JSC	9.125%	7/2/18	26,000	28,161
15	KFW	1.250%	2/15/17	4,000	4,001
15	KFW	1.000%	6/11/18	11,750	11,703
15	KFW	2.750%	10/1/20	3,000	3,085
15	KFW	2.625%	1/25/22	9,000	9,175
7	Kingdom of Saudi Arabia	2.375%	10/26/21	785	764
	Kingdom of Saudi Arabia	2.375%	10/26/21	48,285	47,024
	Kingdom of Saudi Arabia	3.250%	10/26/26	53,540	51,048
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,495
	Korea Development Bank	3.875%	5/4/17	5,000	5,028
	Korea Development Bank	1.500%	1/22/18	2,000	1,995
	Korea Development Bank	4.625%	11/16/21	2,000	2,170
7	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,000
7	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,303
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,024
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,671
15	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,983
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,164
	Nexen Energy ULC	5.875%	3/10/35	3,500	3,942
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,178
7	NongHyup Bank	1.875%	9/12/21	19,500	18,618
	North American Development Bank	2.300%	10/10/18	1,500	1,514

75

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
North American Development Bank	2.400%	10/26/22	1,300	1,262
OCP SA	5.625%	4/25/24	4,000	4,166
7 OCP SA	5.625%	4/25/24	4,200	4,384
OCP SA	6.875%	4/25/44	9,000	9,215
7 Ooredoo International Finance Ltd.	3.250%	2/21/23	700	691
Ooredoo International Finance Ltd.	5.000%	10/19/25	450	489
4 Oriental Republic of Uruguay	4.375%	10/27/27	3,000	3,060
4 Oriental Republic of Uruguay	5.100%	6/18/50	11,100	10,295
7 Pertamina Persero PT	6.000%	5/3/42	1,000	994
Petrobras Global Finance BV	6.250%	3/17/24	510	513
Petrobras Global Finance BV	8.750%	5/23/26	9,625	10,852
Petrobras Global Finance BV	7.375%	1/17/27	15,925	16,562
Petroleos Mexicanos	5.750%	3/1/18	2,067	2,142
Petroleos Mexicanos	3.500%	7/18/18	2,410	2,442
Petroleos Mexicanos	5.500%	2/4/19	5,515	5,736
Petroleos Mexicanos	8.000%	5/3/19	850	933
Petroleos Mexicanos	6.000%	3/5/20	8,899	9,427
Petroleos Mexicanos	5.500%	1/21/21	123,051	127,513
Petroleos Mexicanos	6.375%	2/4/21	5,150	5,494
7 Petroleos Mexicanos	5.375%	3/13/22	10,035	10,248
Petroleos Mexicanos	5.375%	3/13/22	6,320	6,454
Province of Alberta Canada	1.900%	12/6/19	25,000	25,012
7 Province of Alberta Canada	2.050%	8/17/26	7,000	6,451
Province of New Brunswick	2.750%	6/15/18	1,250	1,271
Province of Ontario	3.000%	7/16/18	3,000	3,058
Province of Ontario	4.000%	10/7/19	4,500	4,756
Quebec	2.375%	1/31/22	15,700	15,681
Quebec	2.625%	2/13/23	5,700	5,711
Quebec	2.875%	10/16/24	8,250	8,241
Republic of Chile	3.250%	9/14/21	7,275	7,511
Republic of Chile	2.250%	10/30/22	20,000	19,429
Republic of Chile	3.125%	3/27/25	14,500	14,493
Republic of Colombia	7.375%	3/18/19	2,150	2,382
Republic of Colombia	4.375%	7/12/21	19,970	20,998
4 Republic of Colombia	3.875%	4/25/27	13,970	13,649
Republic of Colombia	6.125%	1/18/41	3,390	3,751
Republic of Honduras	6.250%	1/19/27	11,100	11,009
Republic of Hungary	4.125%	2/19/18	19,000	19,427
Republic of Hungary	4.000%	3/25/19	5,250	5,427
Republic of Hungary	6.250%	1/29/20	23,400	25,681
Republic of Hungary	6.375%	3/29/21	2,700	3,024
Republic of Hungary	5.750%	11/22/23	200	224
Republic of Indonesia	4.875%	5/5/21	34,070	36,254
10 Republic of Indonesia	2.875%	7/8/21	5,400	6,124
Republic of Indonesia	3.700%	1/8/22	10,000	10,122
Republic of Indonesia	3.750%	4/25/22	47,118	47,724
Republic of Indonesia	3.375%	4/15/23	5,000	4,919
Republic of Indonesia	5.375%	10/17/23	7,000	7,652
Republic of Indonesia	5.875%	1/15/24	5,000	5,585
10 Republic of Indonesia	3.375%	7/30/25	4,000	4,530
10 Republic of Indonesia	3.750%	6/14/28	6,800	7,707
Republic of Kazakhstan	3.875%	10/14/24	12,000	12,000
Republic of Kazakhstan	4.875%	10/14/44	10,000	9,602
Republic of Korea	7.125%	4/16/19	1,500	1,670
7 Republic of Latvia	2.750%	1/12/20	1,000	1,011
7 Republic of Lithuania	7.375%	2/11/20	765	872
Republic of Lithuania	7.375%	2/11/20	17,500	19,920
Republic of Lithuania	6.125%	3/9/21	42,564	47,696
7 Republic of Lithuania	6.125%	3/9/21	7,400	8,303
Republic of Namibia	5.500%	11/3/21	3,700	3,909
Republic of Namibia	5.250%	10/29/25	16,455	16,322
Republic of Panama	8.875%	9/30/27	10,000	13,925
Republic of Panama	9.375%	4/1/29	300	428
4 Republic of Panama	6.700%	1/26/36	2,400	2,968

76

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Poland	5.125%	4/21/21	16,505	17,990
Republic of Poland	5.000%	3/23/22	5,730	6,246
10 Republic of Romania	2.750%	10/29/25	4,500	5,075
7 Republic of Serbia	5.250%	11/21/17	8,000	8,180
Republic of Slovenia	5.500%	10/26/22	36,554	40,672
Republic of South Africa	5.875%	9/16/25	3,640	3,927
Republic of South Africa	4.300%	10/12/28	15,000	14,081
Republic of the Philippines	4.000%	1/15/21	5,000	5,300
Republic of Turkey	7.500%	7/14/17	42,510	43,573
Republic of Turkey	6.750%	4/3/18	27,865	28,980
Republic of Turkey	5.625%	3/30/21	18,120	18,641
Republic of Turkey	4.875%	4/16/43	3,900	3,169
Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	12,924
7 Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	5,000	5,265
Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	18,656	19,671
Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	5,310	5,337
7 Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,898
State of Israel	3.150%	6/30/23	2,000	2,038
State of Israel	2.875%	3/16/26	3,980	3,909
State of Qatar	2.375%	6/2/21	775	764
Statoil ASA	1.950%	11/8/18	2,000	2,007
Statoil ASA	5.250%	4/15/19	4,000	4,283
Statoil ASA	3.150%	1/23/22	3,000	3,065
Statoil ASA	2.450%	1/17/23	3,000	2,933
Statoil ASA	3.950%	5/15/43	3,191	3,114
7 Temasek Financial I Ltd.	2.375%	1/23/23	1,000	978
United Mexican States	3.625%	3/15/22	72,932	73,520
United Mexican States	4.350%	1/15/47	6,100	5,242
United Mexican States	5.750%	10/12/10	2,585	2,401
YPF SA	8.875%	12/19/18	2,500	2,745

Total Sovereign Bonds (Cost $1,659,218)				1,640,618

Taxable Municipal Bonds (0.2%)
Allentown PA Neighborhood Improvement Zone
Development Authority Revenue	5.420%	5/1/21	4,000	4,074
California GO	5.750%	3/1/17	2,000	2,008
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	1,250	1,285
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	9,850	12,049
Illinois GO	5.365%	3/1/17	6,000	6,017
Illinois GO	5.000%	1/1/23	1,835	1,841
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.885%	1/1/21	1,000	1,022
Johns Hopkins University Maryland GO	5.250%	7/1/19	199	213
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	8,986	9,104
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	5,475	5,591
6 Mississippi GO (Nissan North America, Inc. Project)	1.472%	11/1/17	5,520	5,515
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,680
New York State Dormitory Authority Revenue
(Employer Assessment)	3.892%	12/1/24	2,000	2,123
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,395
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	824
Texas GO	3.682%	8/1/24	2,000	2,082
University of California Revenue	2.054%	5/15/18	500	504
University of California Revenue	2.300%	5/15/21	1,000	1,006
Total Taxable Municipal Bonds (Cost $59,439)				59,333

77

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Shares

Convertible Preferred Stocks (0.0%)
9 Lehman Brothers Holdings Inc. Pfd. (Cost $ 8,571)	7.250%		8,740	—

Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
16 Vanguard Market Liquidity Fund (Cost $444,338)	0.856%		4,443,034	444,348

Total Investments (99.8%) (Cost $27,815,601)				27,768,163

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.50		2/24/17	602	(75)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		2/24/17	201	(59)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.00		2/24/17	76	(7)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $122.50		2/24/17	904	(99)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $123.50		2/24/17	201	(60)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $123.00		2/24/17	201	(38)
Total Liability for Options Written (Premiums Received $697)				(338)

Other Assets and Liabilities—Net (0.2%)				47,559

Net Assets (100%)				27,815,384

1 Securities with a value of $13,471,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $8,482,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3 Securities with a value of $22,279,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $3,269,573,000, representing 11.8% of net assets.
8 Face amount denominated in Australian dollars.
9 Non-income-producing security--security in default.
10 Face amount denominated in euro.
11 Face amount denominated in British pounds.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by multiple countries.
14 Guaranteed by the Government of Japan.
15 Guaranteed by the Federal Republic of Germany.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (4.5%)
U.S. Government Securities (4.3%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	15,430	15,383
	United States Treasury Note/Bond	1.000%	12/31/17	3,349	3,353
	United States Treasury Note/Bond	0.750%	1/31/18	100	100
	United States Treasury Note/Bond	1.000%	2/15/18	150	150
	United States Treasury Note/Bond	0.875%	7/15/18	500	499
	United States Treasury Note/Bond	1.000%	9/15/18	4,320	4,314
	United States Treasury Note/Bond	1.250%	11/15/18	10,171	10,189
	United States Treasury Note/Bond	1.250%	12/15/18	3,600	3,605
	United States Treasury Note/Bond	0.875%	5/15/19	2,965	2,936
	United States Treasury Note/Bond	1.375%	10/31/20	9,820	9,709
	United States Treasury Note/Bond	1.375%	4/30/21	4,200	4,125
	United States Treasury Note/Bond	2.000%	8/31/21	5,057	5,083
	United States Treasury Note/Bond	1.875%	10/31/22	4,267	4,216
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	11,524
	United States Treasury Note/Bond	2.000%	8/15/25	1,900	1,840
	United States Treasury Note/Bond	2.250%	11/15/25	13,957	13,765
	United States Treasury Note/Bond	1.625%	5/15/26	1,600	1,491
	United States Treasury Note/Bond	1.500%	8/15/26	150	138
1	United States Treasury Note/Bond	6.125%	8/15/29	43,302	59,798
	United States Treasury Note/Bond	6.250%	5/15/30	22,956	32,453
	United States Treasury Note/Bond	5.375%	2/15/31	42,357	56,434
1	United States Treasury Note/Bond	4.500%	2/15/36	148,330	187,498
	United States Treasury Note/Bond	4.750%	2/15/37	8,000	10,405
	United States Treasury Note/Bond	4.250%	5/15/39	600	729
	United States Treasury Note/Bond	3.125%	8/15/44	18,618	18,888
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	9,116
2	United States Treasury Note/Bond	2.500%	2/15/45	28,662	25,612
	United States Treasury Note/Bond	3.000%	5/15/45	8,600	8,502
	United States Treasury Note/Bond	2.875%	8/15/45	3,700	3,568
1	United States Treasury Note/Bond	3.000%	11/15/45	46,585	46,032
1	United States Treasury Note/Bond	2.500%	2/15/46	41,525	36,977
	United States Treasury Note/Bond	2.500%	5/15/46	3,250	2,893
	United States Treasury Note/Bond	2.875%	11/15/46	24,000	23,175
					614,500
Agency Bonds and Notes (0.2%)
3	Tennessee Valley Authority	5.250%	9/15/39	18,800	23,400
3	Tennessee Valley Authority	4.250%	9/15/65	10,000	10,333

					33,733

Total U.S. Government and Agency Obligations (Cost $650,277)					648,233

Corporate Bonds (77.0%)
Finance (18.4%)
	Banking (11.2%)
4	ABN AMRO Bank NV	4.750%	7/28/25	560	569
4	ABN AMRO Bank NV	4.800%	4/18/26	800	817
	Bank of America Corp.	3.248%	10/21/27	27,000	25,398
	Bank of America Corp.	4.183%	11/25/27	16,645	16,490
5	Bank of America Corp.	3.824%	1/20/28	20,000	19,808
	Bank of America Corp.	6.110%	1/29/37	15,000	17,441
	Bank of America Corp.	5.875%	2/7/42	19,230	23,073
5	Bank of America Corp.	4.443%	1/20/48	20,000	19,767
	Bank of America NA	6.000%	10/15/36	20,450	24,725
	Bank of New York Mellon Corp.	3.000%	10/30/28	5,680	5,392
	Bank One Corp.	7.625%	10/15/26	10,000	12,685
	Bank One Corp.	8.000%	4/29/27	27,769	36,066
	Citigroup Inc.	3.200%	10/21/26	18,975	17,980
5	Citigroup Inc.	3.887%	1/10/28	12,505	12,490
	Citigroup Inc.	4.650%	7/30/45	13,983	14,406
4	Commonwealth Bank of Australia	4.500%	12/9/25	1,800	1,846
	Cooperatieve Rabobank UA	3.750%	7/21/26	6,915	6,715

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Rabobank UA	5.250%	5/24/41	6,400	7,422
Cooperatieve Rabobank UA	5.750%	12/1/43	52,730	61,195
Cooperatieve Rabobank UA	5.250%	8/4/45	12,020	12,990
4 Credit Suisse Group AG	4.282%	1/9/28	1,585	1,573
Goldman Sachs Group Inc.	3.750%	2/25/26	9,845	9,836
Goldman Sachs Group Inc.	3.500%	11/16/26	27,800	26,987
Goldman Sachs Group Inc.	3.850%	1/26/27	8,010	7,957
Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	45,701
Goldman Sachs Group Inc.	6.450%	5/1/36	49,400	58,377
Goldman Sachs Group Inc.	6.750%	10/1/37	35,000	42,979
Goldman Sachs Group Inc.	6.250%	2/1/41	25,625	31,940
Goldman Sachs Group Inc.	4.800%	7/8/44	16,792	17,550
Goldman Sachs Group Inc.	4.750%	10/21/45	15,864	16,443
HSBC Bank USA NA	5.875%	11/1/34	34,700	40,480
HSBC Bank USA NA	5.625%	8/15/35	22,425	25,661
HSBC Holdings plc	4.300%	3/8/26	1,000	1,029
HSBC Holdings plc	4.375%	11/23/26	18,565	18,628
HSBC Holdings plc	7.625%	5/17/32	21,200	27,548
HSBC Holdings plc	6.500%	5/2/36	8,370	10,190
HSBC Holdings plc	6.500%	9/15/37	38,245	46,800
HSBC Holdings plc	6.800%	6/1/38	58,749	74,125
5 JPMorgan Chase & Co.	3.782%	2/1/28	27,000	26,868
JPMorgan Chase & Co.	6.400%	5/15/38	92,000	117,827
JPMorgan Chase & Co.	5.500%	10/15/40	24,815	29,042
JPMorgan Chase & Co.	5.600%	7/15/41	12,377	14,709
JPMorgan Chase & Co.	5.625%	8/16/43	25,000	28,397
6 Leeds Building Society	1.375%	5/5/22	883	943
Lloyds Banking Group plc	3.750%	1/11/27	1,755	1,722
4 Macquarie Bank Ltd.	4.875%	6/10/25	340	345
Morgan Stanley	3.875%	1/27/26	12,025	12,101
Morgan Stanley	3.125%	7/27/26	14,675	13,880
6 Morgan Stanley	1.375%	10/27/26	520	537
Morgan Stanley	7.250%	4/1/32	37,360	50,592
Morgan Stanley	6.375%	7/24/42	38,361	48,236
Morgan Stanley	4.300%	1/27/45	34,880	33,876
Morgan Stanley	4.375%	1/22/47	33,245	32,718
4 National Australia Bank Ltd.	3.500%	1/10/27	1,840	1,837
5 State Street Corp.	5.250%	12/29/49	200	208
6 UBS Group Funding Jersey Ltd.	1.500%	11/30/24	961	1,032
Wachovia Corp.	5.500%	8/1/35	21,905	24,280
7 Wells Fargo & Co.	2.000%	7/28/25	167	202
Wells Fargo & Co.	3.000%	10/23/26	4,145	3,916
Wells Fargo & Co.	4.300%	7/22/27	5,085	5,196
Wells Fargo & Co.	5.375%	2/7/35	9,664	10,995
Wells Fargo & Co.	5.375%	11/2/43	56,522	62,647
Wells Fargo & Co.	5.606%	1/15/44	142,608	162,915
Wells Fargo & Co.	4.650%	11/4/44	6,142	6,150
Wells Fargo & Co.	3.900%	5/1/45	13,260	12,456
Wells Fargo & Co.	4.900%	11/17/45	21,895	22,717
Wells Fargo & Co.	4.400%	6/14/46	10,690	10,295
Wells Fargo & Co.	4.750%	12/7/46	37,465	38,239
Wells Fargo Bank NA	6.600%	1/15/38	500	641
5 Westpac Banking Corp.	4.322%	11/23/31	3,385	3,377
Brokerage (0.2%)
4 FMR LLC	6.450%	11/15/39	18,200	22,327
Invesco Finance plc	5.375%	11/30/43	2,700	2,962
Jefferies Group LLC	4.850%	1/15/27	625	622
Legg Mason Inc.	5.625%	1/15/44	2,000	2,004
Finance Companies (2.0%)
GE Capital International Funding Co.	4.418%	11/15/35	270,979	284,306

Insurance (4.8%)
ACE Capital Trust II	9.700%	4/1/30	7,050	10,416

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	4.250%	6/15/36	19,505	19,629
Aetna Inc.	4.125%	11/15/42	24,995	24,047
Aetna Inc.	4.375%	6/15/46	14,650	14,658
Arch Capital Finance LLC	5.031%	12/15/46	2,000	2,085
AXA Financial Inc.	7.000%	4/1/28	24,910	29,957
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,400
Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	61,449
4 Jackson National Life Insurance Co.	8.150%	3/15/27	200	254
Loews Corp.	4.125%	5/15/43	1,800	1,723
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,600	1,891
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	9,595	9,481
4 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	14,531	22,287
4 Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	290
MetLife Inc.	4.125%	8/13/42	39,795	38,593
MetLife Inc.	4.050%	3/1/45	8,365	7,984
MetLife Inc.	4.600%	5/13/46	9,700	10,146
5 MetLife Inc.	5.250%	12/29/49	195	200
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	27,250	34,248
4 Nationwide Mutual Insurance Co.	8.250%	12/1/31	5,035	6,993
4 Nationwide Mutual Insurance Co.	9.375%	8/15/39	26,031	40,350
4 Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	13,572
4 New York Life Insurance Co.	5.875%	5/15/33	40,400	48,207
4 Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	14,890	18,459
Progressive Corp.	2.450%	1/15/27	4,095	3,808
Progressive Corp.	3.700%	1/26/45	1,750	1,645
5 Progressive Corp.	6.700%	6/15/67	1,451	1,437
Prudential Financial Inc.	5.700%	12/14/36	2,031	2,366
Prudential Financial Inc.	6.625%	12/1/37	8,744	11,236
Prudential Financial Inc.	5.800%	11/16/41	13,606	16,159
Prudential Financial Inc.	4.600%	5/15/44	2,000	2,082
5 Prudential Financial Inc.	5.375%	5/15/45	270	278
4 Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	12,142
4 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	10,720	11,569
4 Teachers Insurance & Annuity Association of America	6.850%	12/16/39	18,844	24,511
Travelers Cos. Inc.	6.750%	6/20/36	500	676
Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,739
UnitedHealth Group Inc.	4.625%	7/15/35	17,955	19,479
UnitedHealth Group Inc.	5.800%	3/15/36	49,846	60,614
UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,447
UnitedHealth Group Inc.	6.625%	11/15/37	800	1,052
UnitedHealth Group Inc.	6.875%	2/15/38	21,847	29,763
UnitedHealth Group Inc.	4.375%	3/15/42	25,000	25,787
UnitedHealth Group Inc.	4.750%	7/15/45	37,800	41,623
Real Estate Investment Trusts (0.2%)
Boston Properties LP	2.750%	10/1/26	155	141
Brandywine Operating Partnership LP	4.550%	10/1/29	3,300	3,225
Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,021
HCP Inc.	4.000%	6/1/25	848	852
HCP Inc.	6.750%	2/1/41	875	1,043
Omega Healthcare Investors Inc.	5.250%	1/15/26	4,439	4,561
Simon Property Group LP	4.250%	10/1/44	13,755	13,553
				2,645,324
Industrial (44.1%)
Basic Industry (0.8%)
4 Air Liquide Finance SA	3.500%	9/27/46	2,000	1,833
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	15,763
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	26,820	29,957
CF Industries Inc.	3.450%	6/1/23	165	154
Monsanto Co.	4.200%	7/15/34	400	396
Monsanto Co.	5.875%	4/15/38	1,000	1,140
Monsanto Co.	3.600%	7/15/42	600	513
Monsanto Co.	4.400%	7/15/44	1,000	978
Monsanto Co.	3.950%	4/15/45	1,000	911

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	4.700%	7/15/64	19,565	18,465
PPG Industries Inc.	5.500%	11/15/40	1,225	1,428
Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,498
Rio Tinto Finance USA plc	4.125%	8/21/42	39,070	38,424
Syngenta Finance NV	4.375%	3/28/42	525	467
Capital Goods (3.5%)
3M Co.	5.700%	3/15/37	13,500	16,993
3M Co.	3.125%	9/19/46	15,000	13,205
Boeing Co.	6.125%	2/15/33	13,565	17,266
Boeing Co.	5.875%	2/15/40	1,000	1,268
Boeing Co.	7.875%	4/15/43	5,900	9,118
Caterpillar Inc.	6.050%	8/15/36	3,082	3,864
Caterpillar Inc.	3.803%	8/15/42	25,680	24,750
Caterpillar Inc.	4.300%	5/15/44	8,639	9,050
Deere & Co.	7.125%	3/3/31	13,500	18,519
Dover Corp.	6.600%	3/15/38	1,375	1,822
Emerson Electric Co.	6.000%	8/15/32	1,071	1,310
Emerson Electric Co.	5.250%	11/15/39	1,000	1,154
General Electric Capital Corp.	6.750%	3/15/32	49,714	66,931
General Electric Capital Corp.	6.150%	8/7/37	7,031	9,073
General Electric Capital Corp.	5.875%	1/14/38	34,584	43,431
General Electric Capital Corp.	6.875%	1/10/39	11,174	15,731
General Electric Co.	4.125%	10/9/42	12,840	13,010
General Electric Co.	4.500%	3/11/44	9,195	9,854
5 General Electric Co.	5.000%	12/29/49	1,184	1,227
6 Illinois Tool Works Inc.	3.000%	5/19/34	500	613
Lockheed Martin Corp.	3.600%	3/1/35	16,925	16,140
Lockheed Martin Corp.	4.850%	9/15/41	27,319	29,623
Lockheed Martin Corp.	4.070%	12/15/42	10,120	9,864
Lockheed Martin Corp.	3.800%	3/1/45	13,625	12,749
Raytheon Co.	4.700%	12/15/41	37,524	41,376
United Technologies Corp.	7.500%	9/15/29	1,500	2,087
United Technologies Corp.	6.125%	7/15/38	55,575	70,589
United Technologies Corp.	5.700%	4/15/40	22,500	27,580
United Technologies Corp.	4.500%	6/1/42	19,110	20,178
Communication (4.2%)
21st Century Fox America Inc.	7.900%	12/1/95	3,975	4,960
America Movil SAB de CV	6.375%	3/1/35	6,300	7,379
America Movil SAB de CV	6.125%	3/30/40	24,520	27,795
America Movil SAB de CV	4.375%	7/16/42	350	325
AT&T Inc.	5.250%	3/1/37	2,400	2,389
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	7,716	8,689
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	6,879	7,816
Comcast Corp.	4.250%	1/15/33	12,630	12,878
Comcast Corp.	7.050%	3/15/33	1,000	1,330
Comcast Corp.	4.200%	8/15/34	1,550	1,565
Comcast Corp.	5.650%	6/15/35	41,014	48,447
Comcast Corp.	3.200%	7/15/36	15,870	13,907
Comcast Corp.	6.450%	3/15/37	17,790	22,565
Comcast Corp.	6.950%	8/15/37	64,717	86,226
Comcast Corp.	6.400%	5/15/38	10,095	12,717
Comcast Corp.	6.550%	7/1/39	11,765	15,263
Comcast Corp.	6.400%	3/1/40	20,865	26,620
Comcast Corp.	4.650%	7/15/42	1,800	1,849
Comcast Corp.	4.500%	1/15/43	13,610	13,837
Comcast Corp.	4.750%	3/1/44	56,495	59,224
Comcast Corp.	4.600%	8/15/45	33,195	33,987
Comcast Corp.	3.400%	7/15/46	18,115	15,269
4 COX Communications Inc.	6.450%	12/1/36	9,000	9,336
4 COX Communications Inc.	8.375%	3/1/39	19,110	23,745
Deutsche Telekom International Finance BV	8.750%	6/15/30	2,000	2,926

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Grupo Televisa SAB	5.000%	5/13/45	1,500	1,286
Grupo Televisa SAB	6.125%	1/31/46	1,500	1,482
NBCUniversal Media LLC	6.400%	4/30/40	2,850	3,678
NBCUniversal Media LLC	5.950%	4/1/41	18,000	21,967
NBCUniversal Media LLC	4.450%	1/15/43	33,260	33,151
Qwest Corp.	6.875%	9/15/33	1,699	1,650
Time Warner Cable LLC	6.550%	5/1/37	16,975	19,356
Verizon Communications Inc.	5.050%	3/15/34	2,000	2,053
Verizon Communications Inc.	5.850%	9/15/35	437	503
Verizon Communications Inc.	4.522%	9/15/48	14,786	13,447
Walt Disney Co.	4.125%	6/1/44	18,715	19,096
Walt Disney Co.	7.550%	7/15/93	15,750	19,616
Consumer Cyclical (6.4%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	500	504
Cummins Inc.	4.875%	10/1/43	1,000	1,107
CVS Health Corp.	5.125%	7/20/45	24,000	26,306
Ford Motor Co.	7.450%	7/16/31	750	939
Ford Motor Co.	5.291%	12/8/46	11,000	10,917
General Motors Co.	6.600%	4/1/36	2,000	2,294
Home Depot Inc.	5.875%	12/16/36	39,775	49,545
Home Depot Inc.	5.950%	4/1/41	20,470	25,941
Home Depot Inc.	4.200%	4/1/43	6,035	6,149
Home Depot Inc.	4.875%	2/15/44	67,400	74,809
Home Depot Inc.	4.400%	3/15/45	12,900	13,583
Home Depot Inc.	4.250%	4/1/46	20,015	20,621
Home Depot Inc.	3.500%	9/15/56	5,920	5,091
Lowe's Cos. Inc.	6.500%	3/15/29	20,160	25,925
Lowe's Cos. Inc.	5.500%	10/15/35	600	703
Lowe's Cos. Inc.	5.800%	10/15/36	2,060	2,486
Lowe's Cos. Inc.	6.650%	9/15/37	12,497	16,544
Lowe's Cos. Inc.	5.800%	4/15/40	12,565	15,374
Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,333
Lowe's Cos. Inc.	5.000%	9/15/43	22,740	25,358
Lowe's Cos. Inc.	4.250%	9/15/44	800	804
Lowe's Cos. Inc.	4.375%	9/15/45	1,000	1,030
Lowe's Cos. Inc.	3.700%	4/15/46	60,330	55,456
Mastercard Inc.	3.800%	11/21/46	1,000	972
McDonald's Corp.	4.700%	12/9/35	1,000	1,047
McDonald's Corp.	6.300%	3/1/38	21,940	27,275
NIKE Inc.	3.625%	5/1/43	30,604	28,741
NIKE Inc.	3.875%	11/1/45	25,000	24,337
NIKE Inc.	3.375%	11/1/46	13,090	11,629
Starbucks Corp.	4.300%	6/15/45	500	523
Target Corp.	7.000%	1/15/38	1,100	1,518
Target Corp.	4.000%	7/1/42	500	487
Target Corp.	3.625%	4/15/46	24,700	22,278
VF Corp.	6.450%	11/1/37	726	917
Visa Inc.	4.150%	12/14/35	27,510	28,528
Visa Inc.	4.300%	12/14/45	47,850	49,530
Wal-Mart Stores Inc.	7.550%	2/15/30	25,800	36,959
Wal-Mart Stores Inc.	5.250%	9/1/35	500	586
Wal-Mart Stores Inc.	6.500%	8/15/37	33,550	44,477
Wal-Mart Stores Inc.	6.200%	4/15/38	82,350	105,701
Wal-Mart Stores Inc.	5.625%	4/1/40	10,890	13,262
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	22,250
Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	18,972
Wal-Mart Stores Inc.	5.625%	4/15/41	81,682	99,376
Wal-Mart Stores Inc.	4.000%	4/11/43	4,400	4,363
Wal-Mart Stores Inc.	4.300%	4/22/44	1,000	1,039
Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,500	1,502
Consumer Noncyclical (13.8%)
Abbott Laboratories	4.750%	11/30/36	1,000	1,007
Abbott Laboratories	4.900%	11/30/46	1,000	1,011

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.250%	8/9/42	7,100	6,894
Altria Group Inc.	4.500%	5/2/43	3,880	3,921
Altria Group Inc.	5.375%	1/31/44	51,590	58,321
Altria Group Inc.	3.875%	9/16/46	26,470	24,257
Amgen Inc.	1.250%	5/22/17	11,660	11,662
Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	494
Anheuser-Busch Cos. LLC	6.800%	8/20/32	500	645
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	13,594
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	17,130	17,233
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	104,955	110,601
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,093	16,343
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	223,825	239,325
6 Anheuser-Busch InBev SA	3.250%	1/24/33	200	247
6 Anheuser-Busch InBev SA	2.750%	3/17/36	729	828
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	32,765	49,919
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	13,768
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	14,844	18,748
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,825	5,270
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	27,995	25,661
Archer-Daniels-Midland Co.	4.535%	3/26/42	4,400	4,683
Ascension Health	3.945%	11/15/46	5,780	5,625
5 Ascension Health	4.847%	11/15/53	8,855	9,805
AstraZeneca plc	6.450%	9/15/37	39,100	50,697
AstraZeneca plc	4.375%	11/16/45	34,695	34,770
Bristol-Myers Squibb Co.	4.500%	3/1/44	17,500	18,783
4 Cargill Inc.	4.100%	11/1/42	12,800	12,381
4 Cargill Inc.	4.760%	11/23/45	38,584	41,555
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	16,714
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	500
City of Hope	5.623%	11/15/43	13,480	15,818
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	5,894	5,715
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,284
Constellation Brands Inc.	4.750%	12/1/25	90	96
Dignity Health California GO	4.500%	11/1/42	19,865	18,458
Dignity Health California GO	5.267%	11/1/64	800	790
Eli Lilly & Co.	3.700%	3/1/45	25,970	24,825
Estee Lauder Cos. Inc.	4.375%	6/15/45	750	782
Express Scripts Holding Co.	6.125%	11/15/41	2,000	2,268
Express Scripts Holding Co.	4.800%	7/15/46	1,000	947
Gilead Sciences Inc.	4.600%	9/1/35	15,025	15,614
Gilead Sciences Inc.	4.000%	9/1/36	20,000	19,156
Gilead Sciences Inc.	5.650%	12/1/41	20,607	23,851
Gilead Sciences Inc.	4.800%	4/1/44	16,560	17,171
Gilead Sciences Inc.	4.500%	2/1/45	27,930	27,660
Gilead Sciences Inc.	4.750%	3/1/46	16,920	17,540
Gilead Sciences Inc.	4.150%	3/1/47	10,235	9,548
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	17,502
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	52,192
4 Grupo Bimbo SAB de CV	4.875%	6/27/44	982	901
Johnson & Johnson	3.550%	3/1/36	57,310	56,515
Johnson & Johnson	5.950%	8/15/37	1,462	1,904
Johnson & Johnson	4.500%	12/5/43	5,725	6,394
Johnson & Johnson	3.700%	3/1/46	18,645	18,185
Kaiser Foundation Hospitals	4.875%	4/1/42	12,486	13,846
Kimberly-Clark Corp.	6.625%	8/1/37	7,300	9,999
5 Mayo Clinic	3.774%	11/15/43	12,595	12,009
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,250	3,141
Medtronic Inc.	4.375%	3/15/35	42,113	43,959
Medtronic Inc.	6.500%	3/15/39	21,200	27,735
Medtronic Inc.	5.550%	3/15/40	1,900	2,227
Medtronic Inc.	4.500%	3/15/42	9,000	9,400
Medtronic Inc.	4.625%	3/15/44	2,000	2,136
Medtronic Inc.	4.625%	3/15/45	73,425	78,399
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	16,535	18,809

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	355	346
Merck & Co. Inc.	3.600%	9/15/42	9,067	8,501
Merck & Co. Inc.	4.150%	5/18/43	6,880	7,022
Merck & Co. Inc.	3.700%	2/10/45	50,720	47,994
New York & Presbyterian Hospital	4.024%	8/1/45	19,585	19,138
New York & Presbyterian Hospital	4.063%	8/1/56	3,000	2,827
New York & Presbyterian Hospital	4.763%	8/1/16	10,000	9,565
Newell Brands Inc.	5.375%	4/1/36	750	842
Newell Brands Inc.	5.500%	4/1/46	400	453
North Shore-Long Island Jewish Health Care Inc.
Revenue	4.800%	11/1/42	8,265	8,485
Northwell Healthcare Inc.	3.979%	11/1/46	2,000	1,842
Novant Health Inc.	4.371%	11/1/43	552	548
Novartis Capital Corp.	3.700%	9/21/42	2,000	1,926
Novartis Capital Corp.	4.400%	5/6/44	29,840	31,904
NYU Hospitals Center	4.784%	7/1/44	2,000	2,092
PepsiCo Inc.	5.500%	1/15/40	28,145	34,295
PepsiCo Inc.	4.875%	11/1/40	10,375	11,670
PepsiCo Inc.	4.000%	3/5/42	16,372	16,265
PepsiCo Inc.	3.600%	8/13/42	1,000	930
PepsiCo Inc.	4.450%	4/14/46	20,000	21,321
PepsiCo Inc.	3.450%	10/6/46	12,955	11,720
Pfizer Inc.	7.200%	3/15/39	33,762	48,311
Pfizer Inc.	4.300%	6/15/43	7,780	8,040
Pfizer Inc.	4.400%	5/15/44	8,615	8,977
Pfizer Inc.	4.125%	12/15/46	2,650	2,647
Pharmacia LLC	6.750%	12/15/27	2,200	2,762
Philip Morris International Inc.	6.375%	5/16/38	34,215	43,260
Philip Morris International Inc.	4.500%	3/20/42	5,000	5,051
Philip Morris International Inc.	4.125%	3/4/43	10,000	9,543
Philip Morris International Inc.	4.875%	11/15/43	22,455	23,933
Philip Morris International Inc.	4.250%	11/10/44	50,495	49,273
5 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	10,895	10,106
Reynolds American Inc.	7.000%	8/4/41	2,619	3,120
4 SC Johnson & Son Inc.	4.000%	5/15/43	21,645	20,821
4 SC Johnson & Son Inc.	4.750%	10/15/46	10,285	11,108
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,079
St. Jude Medical Inc.	4.750%	4/15/43	23,890	23,358
The Pepsi Bottling Group Inc.	7.000%	3/1/29	1,700	2,312
Wyeth LLC	6.500%	2/1/34	1,310	1,699
Wyeth LLC	6.000%	2/15/36	847	1,055
Wyeth LLC	5.950%	4/1/37	67,685	85,270
Energy (4.6%)
Anadarko Petroleum Corp.	6.600%	3/15/46	2,000	2,498
BP Capital Markets plc	3.119%	5/4/26	10,000	9,677
BP Capital Markets plc	3.723%	11/28/28	30,135	30,397
Burlington Resources Finance Co.	7.400%	12/1/31	1,000	1,321
ConocoPhillips	7.000%	3/30/29	10,850	13,309
ConocoPhillips	5.900%	10/15/32	1,400	1,641
ConocoPhillips	6.500%	2/1/39	44,831	56,311
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,767
ConocoPhillips Co.	4.300%	11/15/44	14,550	14,291
ConocoPhillips Co.	5.950%	3/15/46	30,155	36,920
Devon Energy Corp.	5.600%	7/15/41	1,500	1,593
Dominion Gas Holdings LLC	4.800%	11/1/43	1,575	1,643
Energy Transfer Partners LP	6.050%	6/1/41	780	831
Enterprise Products Operating LLC	4.450%	2/15/43	2,390	2,290
Enterprise Products Operating LLC	5.100%	2/15/45	12,360	13,063
Exxon Mobil Corp.	3.567%	3/6/45	12,625	11,785
Exxon Mobil Corp.	4.114%	3/1/46	30,770	31,415
Halliburton Co.	4.850%	11/15/35	12,130	12,964
Halliburton Co.	5.000%	11/15/45	18,485	19,776
Hess Corp.	5.800%	4/1/47	17,980	19,123

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	7.800%	8/1/31	150	188
Kinder Morgan Inc.	7.750%	1/15/32	205	256
Marathon Oil Corp.	5.200%	6/1/45	1,500	1,470
Occidental Petroleum Corp.	3.000%	2/15/27	2,500	2,405
Occidental Petroleum Corp.	4.625%	6/15/45	1,750	1,836
Occidental Petroleum Corp.	4.400%	4/15/46	27,100	27,315
Petro-Canada	6.800%	5/15/38	15,483	20,272
Shell International Finance BV	4.125%	5/11/35	30,515	30,999
Shell International Finance BV	6.375%	12/15/38	3,300	4,225
Shell International Finance BV	5.500%	3/25/40	21,455	24,957
Shell International Finance BV	4.550%	8/12/43	15,590	16,149
Shell International Finance BV	4.375%	5/11/45	53,555	54,106
Shell International Finance BV	4.000%	5/10/46	27,150	26,100
Shell International Finance BV	3.750%	9/12/46	32,920	30,467
Spectra Energy Partners LP	5.950%	9/25/43	4,685	5,305
Spectra Energy Partners LP	4.500%	3/15/45	1,515	1,449
Suncor Energy Inc.	5.950%	12/1/34	25,000	29,919
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	48
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	195	238
Tosco Corp.	7.800%	1/1/27	1,500	1,940
Tosco Corp.	8.125%	2/15/30	20,000	27,447
TransCanada PipeLines Ltd.	4.625%	3/1/34	9,500	10,167
TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	7,121
TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	53,673
TransCanada PipeLines Ltd.	6.100%	6/1/40	900	1,114
Other Industrial (0.8%)
Dartmouth College New Hampshire GO	3.474%	6/1/46	5,360	5,033
5 Duke University	3.199%	10/1/38	5,080	4,693
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	26,532
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,335
Massachusetts Institute of Technology GO	3.885%	7/1/16	18,335	15,784
5 Northwestern University Illinois GO	4.643%	12/1/44	25,315	28,622
5 Northwestern University Illinois GO	3.868%	12/1/48	21,605	20,803
4 President & Fellows of Harvard College Massachusetts
GO	6.500%	1/15/39	3,865	5,503
Technology (7.8%)
Apple Inc.	4.500%	2/23/36	12,705	13,774
Apple Inc.	3.850%	5/4/43	34,955	33,117
Apple Inc.	4.450%	5/6/44	1,250	1,286
Apple Inc.	3.450%	2/9/45	40,860	35,649
Apple Inc.	4.375%	5/13/45	39,930	40,210
Apple Inc.	4.650%	2/23/46	55,280	58,174
Apple Inc.	3.850%	8/4/46	31,720	29,339
Applied Materials Inc.	5.100%	10/1/35	100	112
Applied Materials Inc.	5.850%	6/15/41	1,695	2,068
4 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	30,750	30,596
Cisco Systems Inc.	5.900%	2/15/39	36,425	46,176
Cisco Systems Inc.	5.500%	1/15/40	30,865	37,671
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	170	205
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	170	213
Fidelity National Information Services Inc.	4.500%	8/15/46	1,000	963
Intel Corp.	4.800%	10/1/41	23,180	25,448
Intel Corp.	4.250%	12/15/42	2,000	2,041
Intel Corp.	4.900%	7/29/45	32,645	36,296
Intel Corp.	4.100%	5/19/46	29,605	29,199
International Business Machines Corp.	4.000%	6/20/42	13,900	13,743
International Business Machines Corp.	4.700%	2/19/46	10,000	10,814
Microsoft Corp.	3.300%	2/6/27	125	125
Microsoft Corp.	3.500%	2/12/35	7,835	7,382
Microsoft Corp.	3.450%	8/8/36	32,325	30,051
Microsoft Corp.	4.100%	2/6/37	28,290	28,666
Microsoft Corp.	4.500%	10/1/40	1,900	1,993
Microsoft Corp.	5.300%	2/8/41	1,500	1,794

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Microsoft Corp.	3.500%	11/15/42	1,750	1,623
	Microsoft Corp.	3.750%	5/1/43	10,000	9,672
	Microsoft Corp.	4.875%	12/15/43	500	561
	Microsoft Corp.	3.750%	2/12/45	74,350	69,316
	Microsoft Corp.	4.450%	11/3/45	64,300	66,840
	Microsoft Corp.	3.700%	8/8/46	67,330	61,971
	Microsoft Corp.	4.250%	2/6/47	39,340	39,530
	Microsoft Corp.	4.000%	2/12/55	10,075	9,262
	Microsoft Corp.	4.750%	11/3/55	50,365	53,127
	Microsoft Corp.	3.950%	8/8/56	43,880	39,805
	Microsoft Corp.	4.500%	2/6/57	3,000	3,016
	Oracle Corp.	4.300%	7/8/34	3,500	3,599
	Oracle Corp.	3.900%	5/15/35	4,000	3,927
	Oracle Corp.	3.850%	7/15/36	7,250	6,988
	Oracle Corp.	6.500%	4/15/38	35,400	46,445
	Oracle Corp.	6.125%	7/8/39	12,129	15,311
	Oracle Corp.	5.375%	7/15/40	43,160	50,525
	Oracle Corp.	4.125%	5/15/45	17,500	17,053
	Oracle Corp.	4.000%	7/15/46	70,945	66,827
	Oracle Corp.	4.375%	5/15/55	25,000	24,202
	QUALCOMM Inc.	4.650%	5/20/35	8,950	9,204
	QUALCOMM Inc.	4.800%	5/20/45	500	511
	Tyco Electronics Group SA	7.125%	10/1/37	805	1,047
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,128
	Transportation (2.2%)
4	Air Canada	7.750%	4/15/21	180	203
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	18,373
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	6,776
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,528
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	17,940	18,659
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	31,150	32,240
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	11,748
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,298
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	26,560	29,593
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	45,962
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	12,413
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	7,052
	FedEx Corp.	3.900%	2/1/35	9,070	8,716
	FedEx Corp.	4.550%	4/1/46	15,000	15,044
5,6	Heathrow Funding Ltd.	1.500%	2/11/32	700	723
	Kansas City Southern	4.950%	8/15/45	435	439
	Union Pacific Corp.	3.375%	2/1/35	8,998	8,638
	Union Pacific Corp.	4.150%	1/15/45	1,375	1,384
	Union Pacific Corp.	4.050%	3/1/46	10,045	10,077
	Union Pacific Corp.	3.799%	10/1/51	31,385	29,471
	Union Pacific Corp.	4.375%	11/15/65	21,990	21,873
	United Parcel Service Inc.	6.200%	1/15/38	8,700	11,470
	United Parcel Service Inc.	4.875%	11/15/40	2,700	3,073
	United Parcel Service Inc.	3.625%	10/1/42	5,820	5,569
	United Parcel Service Inc.	3.400%	11/15/46	19,455	17,906
					6,353,077
Utilities (14.5%)
	Electric (14.4%)
4	AEP Transmission Co. LLC	3.100%	12/1/26	2,965	2,913
4	AEP Transmission Co. LLC	4.000%	12/1/46	4,865	4,847
	Alabama Power Co.	6.000%	3/1/39	4,875	6,112
	Alabama Power Co.	5.500%	3/15/41	26,943	31,804
	Alabama Power Co.	5.200%	6/1/41	15,000	17,143
	Alabama Power Co.	3.750%	3/1/45	22,325	21,238
	Appalachian Power Co.	6.700%	8/15/37	35,900	46,233
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,591
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	16,300	20,422
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,706

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	5.150%	11/15/43	12,000	13,527
Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	45,463
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,775	14,010
4 Cleco Corporate Holdings LLC	4.973%	5/1/46	350	359
Commonwealth Edison Co.	5.900%	3/15/36	2,450	3,011
Commonwealth Edison Co.	3.800%	10/1/42	20,805	20,136
Commonwealth Edison Co.	4.600%	8/15/43	12,560	13,567
Commonwealth Edison Co.	4.700%	1/15/44	15,955	17,531
Commonwealth Edison Co.	3.700%	3/1/45	15,990	15,207
Commonwealth Edison Co.	3.650%	6/15/46	5,725	5,379
Connecticut Light & Power Co.	6.350%	6/1/36	14,500	18,482
Connecticut Light & Power Co.	4.300%	4/15/44	940	956
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	8,541
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	775
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,226
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	13,418
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,622
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	7,729	9,231
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	9,740
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,828	10,960
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	10,723
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	48,300	50,794
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	6,737
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,365	8,868
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	24,345	24,383
Consumers Energy Co.	4.100%	11/15/45	1,500	1,525
Dominion Resources Inc.	4.700%	12/1/44	16,000	16,449
DTE Electric Co.	6.625%	6/1/36	860	1,139
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,413
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	63,662
Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	5,794
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	16,675
Duke Energy Carolinas LLC	4.000%	9/30/42	41,242	41,165
Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	5,513
Duke Energy Corp.	3.750%	9/1/46	4,860	4,399
Duke Energy Florida LLC	6.350%	9/15/37	800	1,053
Duke Energy Florida LLC	5.650%	4/1/40	11,860	14,508
Duke Energy Florida LLC	3.400%	10/1/46	11,850	10,637
Duke Energy Indiana LLC	6.120%	10/15/35	2,723	3,323
Duke Energy Indiana LLC	6.350%	8/15/38	818	1,068
Duke Energy Indiana LLC	6.450%	4/1/39	10,485	13,845
Duke Energy Indiana LLC	4.200%	3/15/42	14,700	14,742
Duke Energy Indiana LLC	4.900%	7/15/43	28,610	31,685
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,123
Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,264
Duke Energy Progress LLC	4.100%	3/15/43	13,500	13,583
Duke Energy Progress LLC	4.150%	12/1/44	10,000	10,096
Duke Energy Progress LLC	4.200%	8/15/45	17,560	17,909
Duke Energy Progress LLC	3.700%	10/15/46	17,000	16,057
Emera US Finance LP	4.750%	6/15/46	1,030	1,049
4 Enel Finance International NV	6.000%	10/7/39	1,000	1,140
Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,136
Florida Power & Light Co.	5.960%	4/1/39	16,100	20,676
Florida Power & Light Co.	5.690%	3/1/40	700	869
Florida Power & Light Co.	5.250%	2/1/41	21,662	25,549
Florida Power & Light Co.	4.125%	2/1/42	9,000	9,261
Florida Power & Light Co.	3.800%	12/15/42	26,975	26,488
Florida Power & Light Co.	4.050%	10/1/44	10,825	11,095
Georgia Power Co.	5.950%	2/1/39	29,827	36,103
Georgia Power Co.	5.400%	6/1/40	10,100	11,625
Georgia Power Co.	4.750%	9/1/40	21,685	23,183
Georgia Power Co.	4.300%	3/15/42	9,982	10,180
Georgia Power Co.	4.300%	3/15/43	1,818	1,855
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	22,074	23,772

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,169
Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,099
4 Massachusetts Electric Co.	4.004%	8/15/46	10,890	10,492
MidAmerican Energy Co.	5.800%	10/15/36	500	612
MidAmerican Energy Co.	4.800%	9/15/43	27,525	30,621
MidAmerican Energy Co.	4.250%	5/1/46	3,895	4,027
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,000	2,862
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	35,001	36,334
Nevada Power Co.	6.650%	4/1/36	5,830	7,677
Nevada Power Co.	5.375%	9/15/40	18,230	20,761
Nevada Power Co.	5.450%	5/15/41	25,120	28,941
Northern States Power Co.	6.200%	7/1/37	27,900	36,078
Northern States Power Co.	5.350%	11/1/39	800	955
NSTAR Electric Co.	4.400%	3/1/44	800	843
Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	520
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,300	1,789
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,500	2,167
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,500	1,757
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	11,755	12,590
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	25,000	23,740
Pacific Gas & Electric Co.	6.050%	3/1/34	45,141	56,759
Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,560
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,675
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	46,665
Pacific Gas & Electric Co.	5.400%	1/15/40	19,495	23,171
Pacific Gas & Electric Co.	4.500%	12/15/41	700	746
Pacific Gas & Electric Co.	4.450%	4/15/42	40	42
Pacific Gas & Electric Co.	4.750%	2/15/44	23,305	25,478
Pacific Gas & Electric Co.	4.000%	12/1/46	11,480	11,358
PacifiCorp	5.250%	6/15/35	1,301	1,492
PacifiCorp	6.100%	8/1/36	15,000	18,927
PacifiCorp	6.250%	10/15/37	7,815	10,194
PacifiCorp	6.350%	7/15/38	36,000	47,045
PacifiCorp	6.000%	1/15/39	31,446	40,245
PacifiCorp	4.100%	2/1/42	22,570	22,600
PECO Energy Co.	4.800%	10/15/43	15,530	17,525
Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,631
Potomac Electric Power Co.	7.900%	12/15/38	150	220
Potomac Electric Power Co.	4.150%	3/15/43	2,000	2,035
PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	14,207
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,438
Public Service Co. of Colorado	3.600%	9/15/42	15,055	14,161
Public Service Electric & Gas Co.	3.650%	9/1/42	22,483	21,468
Public Service Electric & Gas Co.	4.000%	6/1/44	700	695
Puget Sound Energy Inc.	5.483%	6/1/35	200	235
Puget Sound Energy Inc.	6.724%	6/15/36	1,000	1,337
Puget Sound Energy Inc.	6.274%	3/15/37	500	634
Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,334
Puget Sound Energy Inc.	5.795%	3/15/40	18,130	22,010
Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,351
Puget Sound Energy Inc.	4.300%	5/20/45	400	416
San Diego Gas & Electric Co.	3.950%	11/15/41	3,400	3,357
South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	43,762
South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	13,108
South Carolina Electric & Gas Co.	5.450%	2/1/41	300	347
South Carolina Electric & Gas Co.	4.350%	2/1/42	32,687	33,383
South Carolina Electric & Gas Co.	4.600%	6/15/43	300	317
South Carolina Electric & Gas Co.	4.100%	6/15/46	9,390	9,277
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	18,977
Southern California Edison Co.	6.000%	1/15/34	19,095	23,732
Southern California Edison Co.	5.950%	2/1/38	16,100	20,394
Southern California Edison Co.	6.050%	3/15/39	845	1,081
Southern California Edison Co.	4.500%	9/1/40	12,000	12,831
Southern California Edison Co.	3.900%	12/1/41	500	489

89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	4.050%	3/15/42	800	810
Southern California Edison Co.	3.900%	3/15/43	18,480	18,266
Southern California Edison Co.	4.650%	10/1/43	27,150	29,877
Southern Co.	4.400%	7/1/46	19,595	19,335
5 Southern Co.	5.500%	3/15/57	370	383
Southwestern Public Service Co.	4.500%	8/15/41	24,055	25,723
Tampa Electric Co.	6.150%	5/15/37	32,050	39,417
Tampa Electric Co.	4.100%	6/15/42	1,010	976
Union Electric Co.	3.900%	9/15/42	500	497
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	70,860
Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,576
Virginia Electric & Power Co.	4.000%	11/15/46	8,725	8,603
Westar Energy Inc.	4.125%	3/1/42	1,175	1,168
Westar Energy Inc.	4.625%	9/1/43	1,300	1,383
Wisconsin Electric Power Co.	5.625%	5/15/33	550	647
Natural Gas (0.1%)
Atmos Energy Corp.	4.150%	1/15/43	1,500	1,519
Atmos Energy Corp.	4.125%	10/15/44	1,000	1,005
CenterPoint Energy Resources Corp.	5.850%	1/15/41	940	1,108
Southern California Gas Co.	5.125%	11/15/40	2,922	3,373
Southern Co. Gas Capital Corp.	3.950%	10/1/46	700	652
Southwest Gas Corp.	3.800%	9/29/46	2,115	1,972
Other Utility (0.0%)
American Water Capital Corp.	6.593%	10/15/37	1,000	1,333

				2,095,489

Total Corporate Bonds (Cost $10,375,783)				11,093,890

Sovereign Bonds (1.7%)
Arab Republic of Egypt	8.500%	1/31/47	300	306
Argentine Republic	5.625%	1/26/22	350	351
Argentine Republic	6.875%	1/26/27	50	49
5 Bermuda	3.717%	1/25/27	1,000	950
4 CDP Financial Inc.	5.600%	11/25/39	15,000	18,616
4 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	836
Dominican Republic	5.950%	1/25/27	240	240
4 Electricite de France SA	4.950%	10/13/45	39,740	40,403
Federative Republic of Brazil	5.625%	1/7/41	300	278
Honduras Government International Bond	6.250%	1/19/27	150	149
Kingdom of Saudi Arabia	2.375%	10/26/21	3,750	3,652
Nexen Energy ULC	6.400%	5/15/37	1,800	2,178
4 OCP SA	5.625%	4/25/24	275	287
5 Oriental Republic of Uruguay	5.100%	6/18/50	1,125	1,044
Pertamina Persero PT	6.000%	5/3/42	650	648
4 Pertamina Persero PT	6.450%	5/30/44	300	314
Petrobras Global Finance BV	6.250%	3/17/24	190	191
Petrobras Global Finance BV	8.750%	5/23/26	360	406
Petrobras Global Finance BV	7.375%	1/17/27	280	291
Petrobras International Finance Co. SA	5.750%	1/20/20	100	104
Petroleos Mexicanos	5.500%	1/21/21	165	171
4 Petroleos Mexicanos	5.375%	3/13/22	100	102
Petroleos Mexicanos	5.375%	3/13/22	1,300	1,328
Province of Ontario	2.500%	4/27/26	500	482
Quebec	7.500%	9/15/29	11,025	15,338
5 Republic of Colombia	3.875%	4/25/27	280	274
Republic of Colombia	6.125%	1/18/41	1,185	1,311
4 Republic of Indonesia	6.750%	1/15/44	500	616
Republic of Kazakhstan	4.875%	10/14/44	325	312
6 Republic of Romania	2.750%	10/29/25	500	564
Republic of South Africa	5.875%	9/16/25	450	485
Republic of Turkey	4.875%	4/16/43	1,550	1,259
4 Saudi Government International Bond	4.500%	10/26/46	38,805	37,923
State of Israel	2.875%	3/16/26	155	152

90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State of Israel	4.500%	1/30/43	4,300	4,372
4 State of Qatar	4.625%	6/2/46	15,120	15,397
Statoil ASA	5.100%	8/17/40	16,835	18,893
Statoil ASA	4.250%	11/23/41	10,630	10,579
Statoil ASA	3.950%	5/15/43	38,995	38,049
Statoil ASA	4.800%	11/8/43	18,740	20,404
4 Temasek Financial I Ltd.	3.375%	7/23/42	2,900	2,768
United Mexican States	4.000%	10/2/23	1,000	1,008
United Mexican States	4.750%	3/8/44	475	434
United Mexican States	5.750%	10/12/10	1,215	1,129

Total Sovereign Bonds (Cost $240,140)				244,643

Taxable Municipal Bonds (13.7%)
Allentown PA Neighborhood Improvement Zone
Development Authority Revenue	5.420%	5/1/21	1,000	1,019
Allentown PA Neighborhood Improvement Zone
Development Authority Revenue	5.620%	5/1/22	1,930	1,995
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	46,000	55,197
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	12,420	15,175
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	41,205	55,916
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	25,730	35,327
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	13,775	19,507
California GO	7.500%	4/1/34	16,555	23,366
California GO	7.550%	4/1/39	55,350	81,507
California GO	7.300%	10/1/39	105,545	148,241
California GO	7.350%	11/1/39	3,645	5,144
California GO	7.625%	3/1/40	30,135	44,023
California GO	7.600%	11/1/40	70,320	105,187
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	1,200	1,732
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	20,602
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	26,520	33,307
Chicago Transit Authority	6.899%	12/1/40	4,845	6,085
Clark County NV Airport System Revenue	6.820%	7/1/45	5,700	8,016
Commonwealth Financing Authority	4.144%	6/1/38	17,060	16,515
8 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	19,975	21,526
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	263
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	200	234
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	2,000	2,014
Duke University North Carolina Revenue	5.850%	4/1/37	30,450	38,892
George Washington University District of Columbia GO	4.300%	9/15/44	3,000	2,971
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,080	52,090
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,000	2,447
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,500	1,771
Houston TX GO	6.290%	3/1/32	23,110	27,473
2 Illinois GO	5.100%	6/1/33	19,645	17,962
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	19,300	24,334
Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,633
Kansas Development Finance Authority Revenue	4.927%	4/15/45	22,745	24,334
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	400	491
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	1,200	1,492

91

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	31,480	43,690
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,900	2,663
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,562
Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	13,352
Los Angeles CA Unified School District GO	6.758%	7/1/34	61,235	82,392
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,624
Massachusetts GO	3.277%	6/1/46	8,425	7,701
Mississippi GO	5.539%	10/1/29	1,500	1,789
9 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	21,152	24,917
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	52,934	76,774
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	62,755	87,723
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,328
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	18,210	23,696
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,178
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.282%	6/15/42	7,225	8,167
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	32,580	42,326
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,875	3,453
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	96,603
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,533
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	7,325	8,525
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	19,595	24,013
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	2,000	2,475
New York State GO	5.590%	3/1/35	1,000	1,172
North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,471	35,553
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	14,109
Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	19,741
Oregon School Boards Association GO	4.759%	6/30/28	10,000	11,090
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	25,397
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,250	18,590
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	25,795
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,250
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	9,985
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	27,784
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	31,390	32,096
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	17,450	15,820
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,503
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,440
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,400	1,980
Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,361
University of California	3.931%	5/15/45	17,840	17,751
University of California Regents Medical Center
Revenue	6.548%	5/15/48	25,770	33,569
University of California Regents Medical Center
Revenue	6.583%	5/15/49	8,695	11,344
University of California Revenue	4.601%	5/15/31	11,165	12,424
University of California Revenue	5.770%	5/15/43	5,155	6,356
University of California Revenue	4.765%	5/15/44	9,290	9,705

92

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	4.858%	5/15/12	31,025	30,150
University of California Revenue	4.767%	5/15/15	14,875	14,186
University of North Carolina University System
Revenue	3.327%	12/1/36	9,715	9,539
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	11,500	14,048
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	8,915	10,289
Washington GO	5.481%	8/1/39	900	1,116
Washington University Revenue	4.072%	10/15/44	1,000	1,044
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	3,500	3,506
8 Wisconsin GO	5.700%	5/1/26	2,300	2,705

Total Taxable Municipal Bonds (Cost $1,703,644)				1,975,670

			Shares

Temporary Cash Investments (1.5%)
Money Market Fund (0.3%)
10 Vanguard Market Liquidity Fund	0.856%		384,203	38,424

			Face
			Amount
			($000)
Repurchase Agreements (1.2%)
Bank of America Securities, LLC (Dated 1/31/17,
Repurchase Value $18,000,000, collateralized by
Government National Mortgage Assn., 3.500%,
1/20/47, with a value of $18,360,000)	0.540%	2/1/17	18,000	18,000
Bank of Montreal (Dated 1/31/17, Repurchase Value
$28,200,000, collateralized by U.S. Treasury
Note/Bond 1.000%-6.125%, 11/30/17-8/15/44, with a
value of $28,764,000)	0.520%	2/1/17	28,200	28,200
Barclays Capital Inc. (Dated 1/31/17, Repurchase Value
$30,000,000, collateralized by U.S. Treasury Bill
0.000%, 4/13/17, and U.S. Treasury Note/Bond
0.625%-8.125%, 11/30/17-5/15/24, with a value of
$30,600,000)	0.530%	2/1/17	30,000	30,000
Citigroup Global Markets Inc. (Dated 1/31/17,
Repurchase Value $25,000,000, collateralized by U.S.
Treasury Bill 0.000%, 10/12/17, and U.S. Treasury
Note/Bond 2.000%, 5/31/21, with a value of
$25,500,000)	0.540%	2/1/17	25,000	25,000
RBC Capital Markets LLC (Dated 1/31/17, Repurchase
Value $27,000,000, collateralized by Federal Home
Loan Mortgage Corp. 2.646%-3.496%, 6/1/37-5/1/45,
and Federal National Mortgage Assn. 2.433%-
4.500%, 11/1/34-12/1/46, with a value of
$27,540,000)	0.530%	2/1/17	27,000	27,000
Wells Fargo & Co. (Dated 1/31/17, Repurchase Value
$47,901,000, collateralized by Federal Home Loan
Mortgage Corp. 3.500%, 12/1/46, with a value of
$48,858,000)	0.550%	2/1/17	47,900	47,900

				176,100
Total Temporary Cash Investments (Cost $214,521)				214,524

93

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2017

Total Investments (98.4%) (Cost $13,184,365)			14,176,960

	Expiration
	Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	2/24/17	10	(3)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	2/24/17	30	(4)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	2/24/17	4	-
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	2/24/17	45	(5)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	2/24/17	10	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.50	2/24/17	10	(3)
Total Liability for Options Written (Premiums Received $35)			(17)

Other Assets and Liabilities—Net (1.6%)[2]			228,691

Net Assets (100%)			14,405,634

1 Securities with a value of $36,294,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $8,579,000 and cash of $4,414,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $557,609,000, representing 3.9% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.3%)
U.S. Government Securities (3.3%)
1	United States Treasury Note/Bond	0.875%	2/28/17	256,245	256,286
2	United States Treasury Note/Bond	0.625%	5/31/17	256,325	256,366
	United States Treasury Note/Bond	0.625%	8/31/17	205,540	205,476

Total U.S. Government and Agency Obligations (Cost $717,952)					718,128

Corporate Bonds (92.4%)
Finance (10.8%)
	Banking (0.2%)
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	55,516

	Finance Companies (7.7%)
3,4	AerCap Global Aviation Trust	6.500%	6/15/45	121,250	123,220
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	48,935
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	60,293
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	5.000%	10/1/21	22,830	24,228
	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.625%	7/1/22	18,925	19,777
	Aircastle Ltd.	6.250%	12/1/19	11,530	12,510
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,072
	Aircastle Ltd.	5.500%	2/15/22	25,900	27,195
	Aircastle Ltd.	5.000%	4/1/23	41,450	42,020
	CIT Group Inc.	5.250%	3/15/18	102,005	105,065
4	CIT Group Inc.	6.625%	4/1/18	105,655	110,806
4	CIT Group Inc.	5.500%	2/15/19	63,830	67,101
	CIT Group Inc.	3.875%	2/19/19	33,380	34,048
	CIT Group Inc.	5.375%	5/15/20	83,950	89,302
	CIT Group Inc.	5.000%	8/15/22	36,429	38,114
5	Homer City Generation LP	8.734%	10/1/26	115,318	46,127
	International Lease Finance Corp.	5.875%	4/1/19	47,435	50,637
	International Lease Finance Corp.	6.250%	5/15/19	70,781	76,267
	International Lease Finance Corp.	8.250%	12/15/20	51,121	60,259
	International Lease Finance Corp.	4.625%	4/15/21	29,400	30,796
	International Lease Finance Corp.	8.625%	1/15/22	29,100	35,429
	International Lease Finance Corp.	5.875%	8/15/22	2,605	2,879
	Navient Corp.	8.450%	6/15/18	34,385	36,732
	Navient Corp.	5.500%	1/15/19	88,795	90,707
	Navient Corp.	4.875%	6/17/19	2,000	2,016
	Navient Corp.	8.000%	3/25/20	63,325	68,014
	Navient Corp.	5.875%	3/25/21	5,000	5,000
	Navient Corp.	6.625%	7/26/21	13,400	13,621
	Navient Corp.	7.250%	1/25/22	43,900	45,267
	Navient Corp.	5.500%	1/25/23	38,420	36,040
	Navient Corp.	7.250%	9/25/23	24,615	25,077
4	OneMain Financial Holdings LLC	6.750%	12/15/19	9,560	9,919
4	Park Aerospace Holdings Ltd.	5.500%	2/15/24	63,095	64,903
	Springleaf Finance Corp.	5.250%	12/15/19	6,995	7,047
	Springleaf Finance Corp.	6.000%	6/1/20	2,132	2,132
	Springleaf Finance Corp.	8.250%	12/15/20	65,995	70,862
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	72,524
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	17,821
	Insurance (2.0%)
	Genworth Holdings Inc.	7.700%	6/15/20	9,035	8,787
	Genworth Holdings Inc.	7.200%	2/15/21	21,195	19,738
	Genworth Holdings Inc.	7.625%	9/24/21	11,700	10,910
	Genworth Holdings Inc.	4.900%	8/15/23	32,575	26,874
	Genworth Holdings Inc.	4.800%	2/15/24	6,585	5,367
4	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	66,841

95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	LifePoint Health Inc.	5.875%	12/1/23	54,045	54,045
	MGIC Investment Corp.	5.750%	8/15/23	24,695	25,806
	Radian Group Inc.	5.250%	6/15/20	9,705	10,142
	Radian Group Inc.	7.000%	3/15/21	56,505	62,579
	Unum Group	7.375%	6/15/32	6,295	7,020
3	Voya Financial Inc.	5.650%	5/15/53	87,753	88,411
	WellCare Health Plans Inc.	5.750%	11/15/20	59,950	61,823
	Other Finance (0.4%)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	4,999
	CNO Financial Group Inc.	5.250%	5/30/25	34,775	34,862
4,6	Lincoln Finance Ltd.	6.875%	4/15/21	8,805	10,252
4	Lincoln Finance Ltd.	7.375%	4/15/21	15,975	17,045
	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.500%	7/1/21	14,125	14,390
	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	78,105	80,448
	Felcor Lodging LP	6.000%	6/1/25	21,640	22,587
					2,362,204
Industrial (78.8%)
	Basic Industry (6.4%)
	AK Steel Corp.	7.625%	10/1/21	9,925	10,310
	AK Steel Corp.	7.500%	7/15/23	75,455	82,623
4	Anglo American Capital plc	3.625%	5/14/20	23,510	23,686
4	Anglo American Capital plc	4.125%	4/15/21	27,840	28,188
4	Anglo American Capital plc	4.125%	9/27/22	17,150	17,193
4	Anglo American Capital plc	4.875%	5/14/25	43,250	43,791
	ArcelorMittal	5.125%	6/1/20	9,600	10,104
	ArcelorMittal	7.250%	2/25/22	18,740	21,176
	ArcelorMittal	6.125%	6/1/25	21,830	24,013
7,8	Arch Coal Inc. Bank Loan	10.000%	10/5/21	18,719	18,918
4	Axalta Coating Systems LLC	4.875%	8/15/24	29,095	29,386
4	Cascades Inc.	5.500%	7/15/22	9,990	10,140
	Chemours Co.	6.625%	5/15/23	85,270	84,844
	Chemours Co.	7.000%	5/15/25	16,535	16,514
4,6	Constellium NV	4.625%	5/15/21	3,745	3,975
4	Constellium NV	8.000%	1/15/23	51,375	53,944
4	Constellium NV	5.750%	5/15/24	34,862	33,555
4	First Quantum Minerals Ltd.	7.250%	5/15/22	3,000	3,064
	Freeport-McMoRan Inc.	3.875%	3/15/23	680	627
	Freeport-McMoRan Inc.	5.400%	11/14/34	13,135	11,395
	Freeport-McMoRan Inc.	5.450%	3/15/43	20,735	17,832
	Graphic Packaging International Inc.	4.125%	8/15/24	25,860	25,181
	Hexion US Finance Corp.	6.625%	4/15/20	46,735	43,230
4,6	INEOS Group Holdings SA	5.750%	2/15/19	25,775	28,301
4	INEOS Group Holdings SA	5.875%	2/15/19	41,500	42,174
4	New Gold Inc.	7.000%	4/15/20	8,652	8,847
4	New Gold Inc.	6.250%	11/15/22	3,450	3,467
4	Novelis Corp.	6.250%	8/15/24	53,590	56,537
4	Novelis Corp.	5.875%	9/30/26	49,420	50,285
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	43,128
	Steel Dynamics Inc.	5.500%	10/1/24	37,825	40,000
	Teck Resources Ltd.	3.750%	2/1/23	9,705	9,438
4	Teck Resources Ltd.	8.500%	6/1/24	46,560	54,242
	Teck Resources Ltd.	6.125%	10/1/35	7,765	7,998
	Teck Resources Ltd.	6.000%	8/15/40	6,650	6,650
	Teck Resources Ltd.	6.250%	7/15/41	21,350	21,990
	Teck Resources Ltd.	5.200%	3/1/42	4,850	4,517
	Teck Resources Ltd.	5.400%	2/1/43	48,295	45,397
	United States Steel Corp.	7.375%	4/1/20	33,106	35,506
	United States Steel Corp.	6.875%	4/1/21	18,421	18,743
4	United States Steel Corp.	8.375%	7/1/21	88,430	98,157
	United States Steel Corp.	7.500%	3/15/22	18,520	19,076
	United States Steel Corp.	6.650%	6/1/37	13,760	12,212
4	Versum Materials Inc.	5.500%	9/30/24	17,591	18,207

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	VWR Funding Inc.	4.625%	4/15/22	116,316	129,924
4	Westlake Chemical Corp.	4.625%	2/15/21	23,555	24,468
4	Westlake Chemical Corp.	4.875%	5/15/23	7,245	7,508
	Capital Goods (8.7%)
4	ARD Finance SA	7.125%	9/15/23	35,650	36,229
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	7.250%	5/15/24	70,023	74,925
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	6.000%	2/15/25	47,795	48,094
4	Ashtead Capital Inc.	6.500%	7/15/22	28,180	29,483
	Ball Corp.	4.375%	12/15/20	27,255	28,618
6	Ball Corp.	4.375%	12/15/23	17,385	21,001
	Berry Plastics Corp.	5.500%	5/15/22	1,940	2,022
	Berry Plastics Corp.	5.125%	7/15/23	1,940	1,979
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.	6.000%	10/15/22	22,195	23,582
4	Bombardier Inc.	7.750%	3/15/20	31,811	33,680
4	Cemex Finance LLC	6.000%	4/1/24	21,210	21,740
4	Cemex SAB de CV	6.125%	5/5/25	111,200	114,675
4	Cemex SAB de CV	7.750%	4/16/26	24,265	27,086
	Clean Harbors Inc.	5.250%	8/1/20	62,913	64,329
	Clean Harbors Inc.	5.125%	6/1/21	57,864	59,311
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	34,902
	CNH Industrial Capital LLC	3.875%	7/16/18	22,025	22,300
	CNH Industrial Capital LLC	3.375%	7/15/19	8,988	9,055
	CNH Industrial Capital LLC	4.375%	11/6/20	76,545	79,128
	CNH Industrial Capital LLC	4.875%	4/1/21	38,105	39,677
	CNH Industrial NV	4.500%	8/15/23	107,785	107,246
	Eagle Materials Inc.	4.500%	8/1/26	6,305	6,289
4	Flex Acquisition Co. Inc.	6.875%	1/15/25	49,855	50,478
4	HD Supply Inc.	5.250%	12/15/21	33,895	35,759
4	HD Supply Inc.	5.750%	4/15/24	9,300	9,777
4	Huntington Ingalls Industries Inc.	5.000%	11/15/25	12,590	13,125
	Masco Corp.	7.125%	3/15/20	52,416	59,754
	Masco Corp.	7.750%	8/1/29	16,486	21,164
	Masco Corp.	6.500%	8/15/32	5,880	6,703
	Owens Corning	9.000%	6/15/19	4,142	4,688
	Owens Corning	7.000%	12/1/36	5,380	6,507
4	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	30,833
4	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	12,405
	PulteGroup Inc.	5.500%	3/1/26	37,040	37,596
4	Rexel SA	5.250%	6/15/20	3,386	3,504
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	31,580	32,488
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	25,093	25,721
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	8.250%	2/15/21	26,596	27,327
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	50,991
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,587
4	Signode Industrial Group Lux SA/Signode Industrial
	Group US Inc.	6.375%	5/1/22	51,545	52,318
4	Standard Industries Inc.	5.500%	2/15/23	9,705	10,069
4	Standard Industries Inc.	5.375%	11/15/24	36,177	37,308
4	Standard Industries Inc.	6.000%	10/15/25	139,715	147,749
	TransDigm Inc.	6.000%	7/15/22	44,150	44,316
	TransDigm Inc.	6.500%	7/15/24	90,965	91,079
	United Rentals North America Inc.	7.625%	4/15/22	17,829	18,698
	United Rentals North America Inc.	6.125%	6/15/23	11,580	12,188
	United Rentals North America Inc.	4.625%	7/15/23	22,111	22,553
	United Rentals North America Inc.	5.500%	7/15/25	33,095	34,419
	United Rentals North America Inc.	5.875%	9/15/26	28,765	30,023

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Rentals North America Inc.	5.500%	5/15/27	42,635	42,848
4 USG Corp.	5.500%	3/1/25	8,590	8,987
Vulcan Materials Co.	7.150%	11/30/37	7,270	8,724
Communication (24.0%)
4 Altice Financing SA	6.625%	2/15/23	57,121	59,834
4 Altice Luxembourg SA	7.625%	2/15/25	20,000	21,175
4 Altice US Finance I Corp.	5.500%	5/15/26	83,145	85,224
4 Bankrate Inc.	6.125%	8/15/18	12,945	13,123
Belo Corp.	7.750%	6/1/27	6,820	7,340
Belo Corp.	7.250%	9/15/27	20,515	21,695
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,642
CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	13,077
CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,909
4 CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	100,890
CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	35,122
CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	5,098
4 CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	79,205	82,373
4 CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	49,968
4 CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	56,250	58,922
4 CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	25,741
4 Cequel Communications Holdings I LLC / Cequel
Capital Corp.	5.125%	12/15/21	59,340	60,082
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	44,215	50,236
4 Columbus International Inc.	7.375%	3/30/21	61,345	65,179
CSC Holdings LLC	7.875%	2/15/18	9,220	9,704
CSC Holdings LLC	7.625%	7/15/18	41,145	43,974
CSC Holdings LLC	8.625%	2/15/19	25,520	28,263
CSC Holdings LLC	6.750%	11/15/21	56,034	60,797
4 CSC Holdings LLC	5.500%	4/15/27	76,415	77,466
DISH DBS Corp.	6.750%	6/1/21	152,345	163,771
DISH DBS Corp.	5.875%	7/15/22	94,575	98,358
DISH DBS Corp.	5.000%	3/15/23	15,135	14,889
DISH DBS Corp.	5.875%	11/15/24	8,045	8,135
DISH DBS Corp.	7.750%	7/1/26	78,400	87,710
Embarq Corp.	7.995%	6/1/36	23,035	22,293
Frontier Communications Corp.	11.000%	9/15/25	66,715	67,382
Gannett Co. Inc.	5.125%	7/15/20	64,680	66,944
4 Gannett Co. Inc.	4.875%	9/15/21	12,990	13,315
Gannett Co. Inc.	6.375%	10/15/23	66,721	70,641
4 Gannett Co. Inc.	5.500%	9/15/24	6,880	6,957
4 Gray Television Inc.	5.125%	10/15/24	28,770	28,195
4 Gray Television Inc.	5.875%	7/15/26	27,675	27,433
Lamar Media Corp.	5.000%	5/1/23	33,940	34,873
Lamar Media Corp.	5.375%	1/15/24	3,885	4,045
Lamar Media Corp.	5.750%	2/1/26	5,740	6,084
Level 3 Financing Inc.	5.375%	8/15/22	75,480	77,933
Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,285
Level 3 Financing Inc.	5.125%	5/1/23	36,380	36,926
Level 3 Financing Inc.	5.375%	1/15/24	13,050	13,246
Level 3 Financing Inc.	5.375%	5/1/25	36,380	37,108
4 Level 3 Financing Inc.	5.250%	3/15/26	48,500	48,318
Liberty Interactive LLC	8.500%	7/15/29	42,553	47,234
Liberty Interactive LLC	8.250%	2/1/30	126,903	133,248
MetroPCS Wireless Inc.	6.625%	11/15/20	70,940	72,625
National CineMedia LLC	6.000%	4/15/22	32,455	33,469
4 NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	65,929
Netflix Inc.	5.500%	2/15/22	30,950	33,116
Netflix Inc.	5.875%	2/15/25	96,935	104,932
4 Netflix Inc.	4.375%	11/15/26	46,905	46,025
4 Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	128,155	130,398
4 Numericable Group SA	6.000%	5/15/22	47,955	49,394
4 Numericable-SFR SA	7.375%	5/1/26	51,640	52,931

98

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Quebecor Media Inc.	5.750%	1/15/23	79,855	83,632
	Qwest Corp.	6.875%	9/15/33	25,162	24,439
	SBA Communications Corp.	4.875%	7/15/22	50,220	50,722
	Sinclair Television Group Inc.	6.125%	10/1/22	6,795	7,101
4	Sinclair Television Group Inc.	5.625%	8/1/24	3,880	3,948
4	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	90,862
4	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	53,828
4	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,724
4	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	11,138
4	Sirius XM Radio Inc.	6.000%	7/15/24	38,712	41,131
4	Sirius XM Radio Inc.	5.375%	4/15/25	12,513	12,732
4	Softbank Corp.	4.500%	4/15/20	159,095	162,476
	Sprint Capital Corp.	6.875%	11/15/28	131,570	135,517
	Sprint Capital Corp.	8.750%	3/15/32	21,230	24,361
4	Sprint Communications Inc.	7.000%	3/1/20	101,805	110,586
	Sprint Communications Inc.	6.000%	11/15/22	10,595	10,780
	Sprint Corp.	7.250%	9/15/21	83,575	89,530
	Sprint Corp.	7.875%	9/15/23	212,000	232,140
	Sprint Corp.	7.125%	6/15/24	29,945	31,592
	Sprint Corp.	7.625%	2/15/25	40,435	43,468
	T-Mobile USA Inc.	5.250%	9/1/18	10,110	10,224
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	74,423
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	12,418
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	33,027
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	46,410
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,205
	Time Warner Cable LLC	5.500%	9/1/41	65,846	67,628
7,8	Tribune Company Bank Loan	3.776%	2/27/17	46,349	46,479
7,8	Tribune Company Bank Loan	3.770%	12/27/20	11,128	11,159
	Tribune Media Co.	5.875%	7/15/22	75,750	76,507
4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	32,147
4	Univision Communications Inc.	5.125%	5/15/23	17,900	17,766
4	Univision Communications Inc.	5.125%	2/15/25	126,080	120,249
	Videotron Ltd.	5.000%	7/15/22	108,654	113,272
4	Videotron Ltd.	5.375%	6/15/24	8,633	9,021
4	Virgin Media Secured Finance plc	5.500%	1/15/25	19,910	20,433
4	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	10,378
4	VTR Finance BV	6.875%	1/15/24	88,555	92,761
4	Wind Acquisition Finance SA	4.750%	7/15/20	68,850	70,055
4	Wind Acquisition Finance SA	7.375%	4/23/21	65,000	67,600
4	WMG Acquisition Corp.	6.750%	4/15/22	82,950	87,305
4	WMG Acquisition Corp.	5.000%	8/1/23	25,381	25,476
4	WMG Acquisition Corp.	4.875%	11/1/24	37,336	37,103
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	108,863
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	46,170	48,652
4	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	18,835	19,259
	Consumer Cyclical (7.9%)
4	Activision Blizzard Inc.	6.125%	9/15/23	48,570	52,699
4	Adient Global Holdings Ltd.	4.875%	8/15/26	104,787	102,691
	American Axle & Manufacturing Inc.	6.625%	10/15/22	42,625	44,010
7,8	Bass Pro Group, LLC. Bank Loan	5.970%	12/15/23	59,435	57,699
7,8	Bass Pro Group, LLC. Bank Loan	5.970%	12/15/23	44,350	43,054
	Cedar Fair LP / Canada's Wonderland Co. /
	MagnumManagement Corp.	5.375%	6/1/24	25,675	26,445
	Corrections Corp. of America	4.125%	4/1/20	31,305	31,775
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,389
	Dana Holding Corp.	5.500%	12/15/24	34,460	35,838
7,8	Delta Alpha Topco Bank Loan	8.068%	7/29/22	51,730	51,963
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	3,475	3,610
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	62,644
	Group 1 Automotive Inc.	5.000%	6/1/22	44,170	44,612
4	Group 1 Automotive Inc.	5.250%	12/15/23	34,460	34,632

99

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Hanesbrands Inc.	4.625%	5/15/24	24,270	24,027
4	Hanesbrands Inc.	4.875%	5/15/26	24,510	24,142
4	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	60,310	59,255
4	IHO Verwaltungs GmbH	4.500%	9/15/23	24,275	23,972
4	IHO Verwaltungs GmbH	4.750%	9/15/26	35,875	35,158
7,8	Ion Media Networks Bank Loan	4.500%	12/18/20	56,467	56,749
	KB Home	4.750%	5/15/19	25,825	26,406
	KB Home	8.000%	3/15/20	3,920	4,341
	KB Home	7.000%	12/15/21	7,810	8,415
	KB Home	7.500%	9/15/22	6,935	7,481
	KB Home	7.625%	5/15/23	41,775	45,013
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.000%	6/1/24	27,130	27,639
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.250%	6/1/26	25,340	25,593
	L Brands Inc.	7.000%	5/1/20	18,505	20,309
	L Brands Inc.	6.625%	4/1/21	42,435	46,519
7,8	La Quinta Intermediate Holdings LLC Bank Loan	3.772%	4/14/21	55,077	55,232
	Lennar Corp.	4.750%	4/1/21	24,260	25,170
	Lennar Corp.	4.125%	1/15/22	35,495	35,628
	Lennar Corp.	4.875%	12/15/23	19,825	20,172
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	53,282
	Penske Automotive Group Inc.	5.750%	10/1/22	12,930	13,318
	Penske Automotive Group Inc.	5.375%	12/1/24	27,070	27,104
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	22,170	23,001
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	21,380	22,289
	Service Corp. International	5.375%	1/15/22	27,630	28,666
4	ServiceMaster Co. LLC	5.125%	11/15/24	59,355	60,097
4	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,405
4	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,586
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	9,595
	William Lyon Homes Inc.	7.000%	8/15/22	15,000	15,675
4	William Lyon Homes Inc.	5.875%	1/31/25	39,300	39,054
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	138,480	141,250
4	ZF North America Capital Inc.	4.500%	4/29/22	15,355	15,739
4	ZF North America Capital Inc.	4.750%	4/29/25	61,220	62,138
	Consumer Noncyclical (11.1%)
	Alere Inc.	6.500%	6/15/20	15,925	15,845
4	Alere Inc.	6.375%	7/1/23	37,345	37,812
	ARAMARK Corp.	5.750%	3/15/20	8,992	9,149
4	Aramark Services Inc.	5.125%	1/15/24	19,420	20,245
	Aramark Services Inc.	5.125%	1/15/24	13,015	13,568
4	Aramark Services Inc.	4.750%	6/1/26	19,420	19,274
4	Capsugel SA	7.000%	5/15/19	36,070	36,341
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	27,774
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	14,359
	CHS/Community Health Systems Inc.	6.875%	2/1/22	173,590	126,721
4,7	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	65,481
4	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	90,657
4	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,724
	Envision Healthcare Corp.	5.625%	7/15/22	81,010	83,440
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	50,370	52,259
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,148
	HCA Inc.	6.500%	2/15/20	127,050	138,802
	HCA Inc.	5.875%	3/15/22	60,405	65,539
	HCA Inc.	4.750%	5/1/23	72,500	75,128
	HCA Inc.	5.875%	5/1/23	10,000	10,675
	HCA Inc.	5.375%	2/1/25	19,375	19,762
	HCA Inc.	5.250%	4/15/25	45,000	47,362
	HCA Inc.	7.690%	6/15/25	4,510	4,950
	HCA Inc.	5.875%	2/15/26	64,000	66,560
	HCA Inc.	5.250%	6/15/26	31,895	33,251

100

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	inVentiv Group Holdings Inc/inVentiv Health
	Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	26,960	28,308
4	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	52,240	56,289
4	Lamb Weston Holdings Inc.	4.625%	11/1/24	34,870	34,870
4	Lamb Weston Holdings Inc.	4.875%	11/1/26	34,870	34,914
7,8	Lands' End, Inc. Bank Loan	4.250%	3/12/21	85,427	64,070
4	LifePoint Health Inc.	5.375%	5/1/24	27,346	26,081
	LifePoint Hospitals Inc.	5.500%	12/1/21	42,661	43,834
4	MEDNAX Inc.	5.250%	12/1/23	19,125	19,747
4	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	56,694
4	Post Holdings Inc.	5.000%	8/15/26	98,605	95,154
4	Quintiles IMS Inc.	5.000%	10/15/26	38,285	38,668
4	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	24,685
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	19,189
	Revlon Consumer Products Corp.	6.250%	8/1/24	63,110	65,161
7,8	Revlon Consumer Products Corp. Bank Loan	4.278%	9/7/23	533	537
7,8	Revlon Consumer Products Corp. Bank Loan	4.278%	9/7/23	20,124	20,282
7,8	Revlon Consumer Products Corp. Bank Loan	4.435%	9/7/23	5,921	5,968
4	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	62,435	63,528
4	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	2,250	2,264
	Tempur Sealy International Inc.	5.625%	10/15/23	12,425	12,425
	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	43,291
	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	24,094
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,170
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,358
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	107,012
4	Tenet Healthcare Corp.	7.500%	1/1/22	14,505	15,557
	Tenet Healthcare Corp.	8.125%	4/1/22	87,825	88,703
	THC Escrow Corp. II	6.750%	6/15/23	18,850	17,813
4	Valeant Pharmaceuticals International	6.375%	10/15/20	21,850	19,201
4	Valeant Pharmaceuticals International Inc.	6.750%	8/15/18	14,565	14,365
4	Valeant Pharmaceuticals International Inc.	5.375%	3/15/20	82,205	70,491
4	Vizient Inc.	10.375%	3/1/24	40,607	46,495
	Energy (11.2%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	17,807	18,675
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	48,786
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	48,669
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	20,635	21,151
	Anadarko Petroleum Corp.	5.550%	3/15/26	4,780	5,372
	Anadarko Petroleum Corp.	6.200%	3/15/40	24,145	28,083
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,915	9,887
	Antero Resources Corp.	5.125%	12/1/22	48,330	48,813
	Concho Resources Inc.	5.500%	10/1/22	85,170	88,470
	Concho Resources Inc.	5.500%	4/1/23	37,775	39,097
	Continental Resources Inc.	5.000%	9/15/22	110,959	113,456
	Continental Resources Inc.	4.500%	4/15/23	55,805	54,689
	Continental Resources Inc.	3.800%	6/1/24	16,770	15,722
	Continental Resources Inc.	4.900%	6/1/44	23,196	20,470
4	DCP Midstream LLC	9.750%	3/15/19	15,000	16,950
4	DCP Midstream LLC	5.350%	3/15/20	11,125	11,681
	DCP Midstream Operating LP	2.700%	4/1/19	19,675	19,429
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	47,173
	DCP Midstream Operating LP	3.875%	3/15/23	10,575	10,192
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	24,441
4	Diamondback Energy Inc.	4.750%	11/1/24	5,895	5,910
4	Diamondback Energy Inc.	5.375%	5/31/25	47,860	49,415
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	85,742
	Energy Transfer Equity LP	5.875%	1/15/24	1,455	1,553
	Energy Transfer Equity LP	5.500%	6/1/27	78,795	81,553
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	73,031	73,761
	Kerr-McGee Corp.	6.950%	7/1/24	32,686	39,138
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	32,847
	Laredo Petroleum Inc.	5.625%	1/15/22	53,297	54,096

101

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Laredo Petroleum Inc.	7.375%	5/1/22	17,860	18,619
	Laredo Petroleum Inc.	6.250%	3/15/23	70,158	73,315
	Marathon Oil Corp.	3.850%	6/1/25	39,540	38,749
	Marathon Oil Corp.	6.800%	3/15/32	8,295	9,404
	Marathon Oil Corp.	6.600%	10/1/37	9,850	11,131
	Marathon Oil Corp.	5.200%	6/1/45	13,170	12,907
	Matador Resources Co.	6.875%	4/15/23	46,190	48,730
4	Matador Resources Co.	6.875%	4/15/23	16,060	16,943
4	MEG Energy Corp.	6.500%	3/15/21	16,537	16,971
4	MEG Energy Corp.	6.375%	1/30/23	30,650	28,505
4	MEG Energy Corp.	7.000%	3/31/24	47,348	44,507
4	MEG Energy Corp.	6.500%	1/15/25	73,065	73,887
	MPLX LP	4.875%	12/1/24	43,935	45,967
	MPLX LP	4.875%	6/1/25	87,120	91,476
	Newfield Exploration Co.	5.750%	1/30/22	10,890	11,571
	Newfield Exploration Co.	5.625%	7/1/24	13,045	13,762
4	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	27,355	28,039
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,702
	QEP Resources Inc.	6.875%	3/1/21	15,540	16,472
	QEP Resources Inc.	5.375%	10/1/22	17,620	17,884
	QEP Resources Inc.	5.250%	5/1/23	14,855	14,781
	Rice Energy Inc.	7.250%	5/1/23	31,365	33,796
4	RSP Permian Inc.	5.250%	1/15/25	11,745	12,009
4	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	46,628
	SM Energy Co.	6.500%	11/15/21	3,485	3,594
	SM Energy Co.	6.125%	11/15/22	30,015	30,991
	SM Energy Co.	6.500%	1/1/23	2,525	2,601
	SM Energy Co.	5.000%	1/15/24	69,110	65,914
	SM Energy Co.	5.625%	6/1/25	36,020	35,300
	SM Energy Co.	6.750%	9/15/26	10,075	10,503
4	Southern Star Central Corp.	5.125%	7/15/22	14,790	15,086
	Tesoro Corp.	5.125%	4/1/24	31,790	32,982
4	Tesoro Corp.	5.125%	12/15/26	22,340	23,289
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	5,533
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	35,901	38,235
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	26,850	29,132
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	8,250	8,601
	Williams Cos. Inc.	7.875%	9/1/21	17,225	20,067
	Williams Cos. Inc.	3.700%	1/15/23	41,055	40,341
	Williams Cos. Inc.	4.550%	6/24/24	23,050	23,423
	Williams Cos. Inc.	5.750%	6/24/44	26,490	26,755
	WPX Energy Inc.	6.000%	1/15/22	71,165	74,012
	WPX Energy Inc.	5.250%	9/15/24	102,100	100,441
	Technology (7.7%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	58,568
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,000	88,612
4	Camelot Finance SA	7.875%	10/15/24	39,690	42,022
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	125,933
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	23,979
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	15,780
	Equinix Inc.	5.375%	4/1/23	20,864	21,803
4	First Data Corp.	5.375%	8/15/23	73,250	75,631
4	First Data Corp.	7.000%	12/1/23	181,545	192,438
4	First Data Corp.	5.000%	1/15/24	48,800	49,288
4	First Data Corp.	5.750%	1/15/24	121,970	125,629
	Infor US Inc.	6.500%	5/15/22	97,200	99,751
4,9	Iron Mountain Europe plc	6.125%	9/15/22	24,430	32,733
	Iron Mountain Inc.	5.750%	8/15/24	22,675	23,129
4	MSCI Inc.	5.250%	11/15/24	12,975	13,494
4	MSCI Inc.	5.750%	8/15/25	51,525	54,552
4	MSCI Inc.	4.750%	8/1/26	18,330	18,193
	NCR Corp.	4.625%	2/15/21	72,024	73,464
	NCR Corp.	5.875%	12/15/21	4,855	5,073

102

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NCR Corp.	5.000%	7/15/22	20,000	20,500
NCR Corp.	6.375%	12/15/23	15,145	16,167
Nokia Oyj	6.625%	5/15/39	75,000	78,562
4 NXP BV / NXP Funding LLC	3.750%	6/1/18	34,595	35,200
4 NXP BV / NXP Funding LLC	4.125%	6/15/20	17,445	18,034
4 NXP BV / NXP Funding LLC	4.625%	6/15/22	34,720	36,543
4 NXP BV / NXP Funding LLC	3.875%	9/1/22	46,130	46,832
4 NXP BV / NXP Funding LLC	5.750%	3/15/23	19,648	20,704
4 NXP BV / NXP Funding LLC	4.625%	6/1/23	34,585	36,574
4 Open Text Corp.	5.625%	1/15/23	34,150	35,516
4 Open Text Corp.	5.875%	6/1/26	46,495	48,587
4 Sensata Technologies BV	5.625%	11/1/24	19,290	20,255
4 Sensata Technologies BV	5.000%	10/1/25	52,315	52,446
4 Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	53,246
SS&C Technologies Holdings Inc.	5.875%	7/15/23	29,280	30,451
Transportation (1.8%)
4 Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	77,088	74,776
Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	59,036	57,117
4 Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	19,125	18,886
3 Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	10,319	10,835
Hertz Corp.	4.250%	4/1/18	12,745	12,729
Hertz Corp.	6.750%	4/15/19	29,565	29,417
Hertz Corp.	5.875%	10/15/20	42,430	40,096
Hertz Corp.	7.375%	1/15/21	60,490	58,373
4 Hertz Corp.	5.500%	10/15/24	99,730	83,773
				17,153,993
Utilities (2.8%)
Electric (2.8%)
AES Corp.	8.000%	6/1/20	19,980	23,077
AES Corp.	4.875%	5/15/23	25,000	24,875
AES Corp.	5.500%	3/15/24	119,951	122,050
4 Calpine Corp.	6.000%	1/15/22	16,165	16,852
Calpine Corp.	5.375%	1/15/23	34,775	34,514
4 Calpine Corp.	5.875%	1/15/24	9,230	9,668
Calpine Corp.	5.750%	1/15/25	139,495	136,531
GenOn Energy Inc.	7.875%	6/15/17	19,175	14,861
GenOn Energy Inc.	9.500%	10/15/18	54,525	41,439
GenOn Energy Inc.	9.875%	10/15/20	24,755	18,257
NRG Energy Inc.	7.875%	5/15/21	1,344	1,398
NRG Energy Inc.	6.250%	7/15/22	51,835	53,390
NRG Energy Inc.	6.625%	3/15/23	10,000	10,300
NRG Energy Inc.	6.250%	5/1/24	47,355	48,184
4 NRG Energy Inc.	7.250%	5/15/26	47,920	50,136

				605,532

Total Corporate Bonds (Cost $19,672,152)				20,121,729

Sovereign Bonds (0.2%)
4 Park Aerospace Holdings Ltd.	5.250%	8/15/22	42,505	43,525

				Market
				Value
	Coupon		Shares	($000)

Preferred Stocks (0.6%)
GMAC Capital Trust I Pfd. (Cost $123,777)	6.691%		4,743,200	121,900

103

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2017

				Market
		Maturity		Value
	Coupon	Date	Shares	($000)

Other (0.0%)
MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	428

Temporary Cash Investments (2.4%)

			Face
			Amount
			($000)
Repurchase Agreements (2.4%)
Bank of America Securities, LLC (Dated 1/31/17,
Repurchase Value $211,503,000, collateralized by
Government National Mortgage Assn. 4.000%,
7/20/46, with a value of $215,730,000)	0.540%	2/1/17	211,500	211,500
Bank of Montreal (Dated 1/31/17, Repurchase Value
$98,301,000, collateralized by U.S. Treasury
Note/Bond 0.625%-8.750%, 2/15/17-8/15/45, with a
value of $100,266,000)	0.520%	2/1/17	98,300	98,300
RBC Capital Markets LLC (Dated 1/31/17, Repurchase
Value $168,302,000, collateralized by Federal Home
Loan Mortgage Corp. 2.240%-6.000%, 5/1/18-1/1/47,
Federal National Mortgage Assn. 1.750%-6.000%,
9/1/26-2/1/47, and Government National Mortgage
Assn. 2.000%-3.500%, 8/20/40-11/20/46, with a
value of $171,666,000)	0.530%	2/1/17	168,300	168,300
TD Securities (USA) LLC (Dated 1/31/17, Repurchase
Value $54,201,000, collateralized by Federal National
Mortgage Assn. 3.000%, 7/1/27, and Government
National Mortgage Assn. 4.000%, 12/20/43, with a
value of $55,284,000)	0.550%	2/1/17	54,200	54,200

				532,300

Total Temporary Cash Investments (Cost $532,300)				532,300

Total Investments (98.9%) (Cost $21,116,034)				21,538,010
Other Assets and Liabilities—Net (1.1%)				243,941

Net Assets (100%)				21,781,951

1 Securities with a value of $17,073,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $4,306,000 have been segregated as collateral for open forward currency contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2017, the aggregate value of these securities was $7,693,803,000, representing 35.3% of net assets.
5 Non-income-producing security--security in default.
6 Face amount denominated in euro.
7 Adjustable-rate security.
8 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2017, the aggregate value of these securities was
$432,110,000, representing 2.0% of net assets.
9 Face amount denominated in British pounds.

104

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 032017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

March 14, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 22, 2017
VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 22, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.